Prospectus
Investor Class Shares                                                May 1, 2007

















                       (Transamerica Premier Funds Logo)

TRANSAMERICA PREMIER FUNDS PROSPECTUS - INVESTOR SHARES

TRANSAMERICA PREMIER FUNDS - INVESTOR CLASS SHARES

Prospectus: May 1, 2007

Equity Funds

TRANSAMERICA PREMIER FOCUS FUND

TRANSAMERICA PREMIER EQUITY FUND

TRANSAMERICA PREMIER GROWTH OPPORTUNITIES FUND

TRANSAMERICA PREMIER DIVERSIFIED EQUITY FUND

Combined Equity & Fixed Income Fund

TRANSAMERICA PREMIER BALANCED FUND

Fixed Income Funds

TRANSAMERICA PREMIER HIGH YIELD BOND FUND

TRANSAMERICA PREMIER CASH RESERVE FUND

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TRANSAMERICA PREMIER FUNDS PROSPECTUS - INVESTOR SHARES

TABLE OF CONTENTS

                   Transamerica Premier Funds in Detail
                            Premier Focus Fund..............................           2
                            Premier Equity Fund.............................           6
                            Premier Growth Opportunities Fund...............           9
                            Premier Diversified Equity Fund.................          13
                            Premier Balanced Fund...........................          17
                            Premier High Yield Bond Fund....................          21
                            Premier Cash Reserve Fund.......................          25
                   Shareholder Information..................................          27
                            The Investment Adviser..........................          27
                            Advisory Fees...................................          27
                            Opening an Account..............................          30
                            Buying Shares...................................          30
                            Selling Shares..................................          31
                            Exchanging Shares...............................          32
                            Redemption Fees.................................          32
                            Involuntary Redemptions.........................          33
                            Features and Policies...........................          33
                            Pricing of Shares...............................          36
                            Distribution of Shares..........................          37
                            Underwriting Agreement..........................          37
                            Distributions and Taxes.........................          38
                            Summary of Bond Ratings.........................          39
                            Financial Highlights............................          40
                   Appendix A...............................................          44
                   Additional Information and Assistance....................  Back Cover

Listed in this prospectus are the investment objectives and principal investment strategies for the Transamerica Premier Funds -- Investor Class shares (each a "Fund," and collectively the "Funds"). The Funds are managed by Transamerica Investment Management, LLC ("TIM" or "Investment Adviser"). The Funds' investment strategies are non-fundamental which means that the Board of Directors may change a Fund's investment strategies without shareholder approval.

As with any investment, there can be no guarantee that any Fund will achieve its investment objectives. An investment in the Funds is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; consequently, loss of money is a risk of investing in the Funds.

Please read this prospectus carefully before you invest or send money. It has been written to provide information and assist you in making an informed decision. If you would like additional information, please request a copy of the Statement of Additional Information ("SAI") (see back cover).

In addition, we suggest you contact your financial professional or a Transamerica Premier Customer Services Representative, who will assist you.

                         TRANSAMERICA PREMIER FUNDS PROSPECTUS - INVESTOR SHARES

TRANSAMERICA PREMIER FOCUS FUND

OBJECTIVE

The Fund seeks to maximize long-term growth.

PRINCIPAL STRATEGIES AND POLICIES

The Fund invests primarily in domestic equity securities that, in the Investment Adviser's opinion, are trading at a material discount to intrinsic value. Intrinsic value is determined primarily through discounted cash flow analysis, though acquisition and comparable company valuation analyses may be used to a lesser extent. The Fund generally invests in a non-diversified portfolio of domestic equity securities of any size.

The Investment Adviser uses a "bottom up" approach to investing. It studies industry and economic trends, but focuses on researching individual companies. The portfolio is constructed one company at a time. Each company passes through a research process and stands on its own merits as a viable investment in the Investment Adviser's opinion.

The Investment Adviser's equity management team selects U.S. companies showing:

- Strong potential for shareholder value creation

- High barriers to competition

- Solid free cash flow generating ability

- Excellent capital allocation discipline

- Experienced management aligned with shareholder interests

The Investment Adviser seeks out dominant business franchises where the long-term, value-creating potential has not fully been recognized by the market.

This Fund may also invest in derivative securities including futures, options and options on futures, swaps and foreign securities.

In the event the Investment Adviser is unable to identify any investments that meet the Fund's criteria, the Fund will maintain a balance in cash and cash equivalents that may range up to 40% of total assets.

Under adverse or unstable market conditions, the Fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified fund and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer, and, with respect to 50% of its total assets, not more than 5% of its total assets in any one issuer.

PRINCIPAL RISKS

Your primary risk in investing in this Fund is you could lose money. The value of equity securities can fall due to the issuing company's poor financial condition or poor general economic or market conditions. Because this Fund invests in equities, its performance may vary more than fixed-income funds over short periods.

This Fund is non-diversified. As a non-diversified investment company, the Fund can invest a larger percentage of assets in a smaller number of individual companies than a diversified investment company. As a result, any single adverse event affecting a company within the portfolio could negatively impact the value of the Fund's performance more than it would for a diversified investment company.

The value approach to investing carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.

Because the Fund can invest in companies of all sizes, it may be exposed to the risk of investing in small- and medium-sized companies. Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Such companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market and their securities may be less liquid than large companies.

Because the Fund may invest in foreign securities, it can be exposed to risks related to those securities. Investments in foreign securities, including American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts (EDRs), involve risks relating to political, social and economic developments

TRANSAMERICA PREMIER FUNDS PROSPECTUS - INVESTOR SHARES

TRANSAMERICA PREMIER FOCUS FUND


abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers are subject. These risks include, without limitation: changes in currency values; currency speculation; currency trading costs; different accounting and reporting practices; less information available to the public; less (or different) regulation of securities markets; more complex business negotiations; less liquidity; more fluctuations in prices; delays in settling foreign securities transactions; higher costs for holding shares (custodial fees); higher transaction costs; vulnerability to seizure and taxes; political instability and small markets; and different market trading days.

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the Fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the portfolio manager, the Fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the Fund will be able to engage in these transactions to reduce exposure to other risks.

Futures and options involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

- Inaccurate market predictions

- Imperfect correlation

- Illiquidity

- Tax considerations

Since the Fund may hold as much as 40% in cash or cash equivalents from time to time, it may not perform as favorably as a fund which is invested more fully.

The interest rates on short-term obligations held in the Fund's portfolio will vary, rising or falling with short-term interest rates generally. The Fund's yield will tend to lag behind general changes in interest rate.

The ability of the Fund's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

The Fund could lose money if the issuer or guarantor of a fixed-income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations.

The value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are described further in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. In addition, investors should note that the Fund publishes its holdings on its website at www.transamericafunds.com 30 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

INVESTOR PROFILE

The Fund is intended for investors who have the perspective, patience, and financial ability to take on above-average stock market volatility in a focused pursuit of long-term capital growth.

PAST PERFORMANCE

The bar chart and the table below provide some indication of the risks of investing in the Fund by showing you how the Fund's performance has varied from year to year and how the Fund's average annual total returns for different periods compare to the returns of a broad measure of market performance. The Fund's primary benchmark, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), is a widely recognized, unmanaged index of market performance. Absent any limitation of the Fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

                         TRANSAMERICA PREMIER FUNDS PROSPECTUS - INVESTOR SHARES

TRANSAMERICA PREMIER FOCUS FUND


YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 (%)

98                                                                               84.07
--                                                                               -----
99                                                                               54.25
00                                                                              -18.60
01                                                                              -23.92
02                                                                              -28.18
03                                                                               39.54
04                                                                               15.43
05                                                                               16.12
06                                                                                5.70

BEST CALENDAR QUARTER: 43.17% for quarter ended 12/31/1998
WORST CALENDAR QUARTER: (27.55)% for quarter ended 12/31/2000

      AVERAGE ANNUAL TOTAL RETURNS SINCE INCEPTION (AS OF 12/31/06)*
---------------------------------------------------------------------------
                                                                    LIFE OF
                                                1 YEAR    5 YEARS   FUND**
---------------------------------------------------------------------------
Premier Focus Fund
 Return Before Taxes                             5.70%     7.26%    12.41%
 Return After Taxes on Distributions***          5.70%     7.26%    11.50%
 Return After Taxes on Distributions and Sale
   of Fund Shares***                             3.71%     6.29%    10.94%
S&P 500 Index+                                  15.78%     6.19%     6.76%

*Actual returns may depend on the investor's individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan or an individual retirement account.
**Returns are based on the July 1, 1997 inception date for the Investor Class.

***The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

+The "S&P 500 Index" consists of 500 widely held, publicly traded common stocks. The S&P 500 Index does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents.

FEES AND EXPENSES

The table below provides a breakdown of the expenses you may pay if you buy and hold shares of the Fund.

                                SHAREHOLDER FEES

                   (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum Sales Charge (load) imposed on
  purchases                                      None
Maximum Deferred Sales Charge (load)             None
Redemption Fee on shares held 90 calendar
  days or less (as a % of amount redeemed)      2.00%

                         ANNUAL FUND OPERATING EXPENSES

(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)(1)

Advisory Fees(2)                               0.60%
Distribution and Service (12b-1) Fees          0.25%
Other Expenses                                 0.35%
                                           ---------
Total Annual Fund Operating Expenses           1.20%
Expense Reduction(3)                           0.00%
                                           ---------
Net Operating Expenses                         1.20%

(1)Annual Fund operating expenses are based upon the Fund's expenses for the fiscal year ended December 31, 2006.

(2)Effective May 1, 2008, the Advisory Fee will be subject to a performance adjustment that may either increase or decrease the base fee of 0.60%. For more information regarding the performance adjustment, please see "Shareholder Information -- Advisory Fees."

(3)Through an expense cap arrangement, TIM has contractually agreed to waive part of its Advisory Fee and/or to reimburse any other operating expenses to ensure that annualized expenses for the Fund (other than interest, taxes, brokerage commissions and extraordinary expenses) will not exceed 1.40%. This measure may increase the Fund's return. TIM may, from time to time, assume additional expenses.

A $25 fee is assessed every year against an account that has been open for over 2 years whose balance is less than $1,000.

EXAMPLE

The table below is to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

The example assumes that you make a one-time investment of $10,000 in the Fund and hold your shares for the time periods indicated. The example also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same as shown above. The example assumes no fees for IRA accounts. Costs are the same whether you redeem at the end of any period or not.

                                  INVESTMENT PERIOD
-------------------------------------------------------------
                        1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------------------------------
Premier Focus Fund       $122     $381      $660      $1,455

You should not consider the information contained in the above example a representation of future expenses. The actual expenses may be more or less than those shown.

TRANSAMERICA PREMIER FUNDS PROSPECTUS - INVESTOR SHARES

TRANSAMERICA PREMIER FOCUS FUND


ADDITIONAL INFORMATION

MANAGEMENT

INVESTMENT ADVISER:

     Transamerica Investment Management, LLC

     11111 Santa Monica Blvd., Suite 820

     Los Angeles, California 90025

ADVISORY FEE:

     0.60% of Average Daily Net Assets*

*For more information, see "Shareholder Information -- Advisory Fees."

PORTFOLIO MANAGERS

The managers for the Fund are listed below, followed by a brief biography for each manager.

GREGORY S. WEIRICK

Portfolio Manager (co)

Gregory S. Weirick is Principal, Managing Director and Portfolio Manager at TIM. Mr. Weirick is the Co-Manager of the Transamerica Premier Focus Fund and also manages sub-advised funds and institutional separate accounts in the Small Cap Growth Equity discipline (since August 2005). He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Westcap was founded by Mr. Weirick in 1992. Prior to Westcap, Mr. Weirick was founder & President of GSW Capital Management and a Security Analyst at Trust Company of the West. He earned a B.A. from the University of Arizona.

JOSHUA D. SHASKAN, CFA

Portfolio Manager (co)

Joshua D. Shaskan is Principal and Portfolio Manager at TIM. Mr. Shaskan is the Co-Manager of the Transamerica Premier Focus Fund (since August 2005). He also manages sub-advised funds and institutional separate accounts in the Small and Small/Mid Cap Growth Equity disciplines. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Shaskan served as an Investment Specialist for three years at Wells Fargo Securities and was also previously a Financial Advisor at Prudential Securities. He earned a B.A. from the University of California, Davis and an M.B.A. from the University of California, Los Angeles.

EDWARD S. HAN

Portfolio Manager (co)

Edward S. Han is Principal and Portfolio Manager at TIM. Mr. Han is the Co-Manager of the Transamerica Premier Growth Opportunities Fund and the Transamerica Premier Focus Fund. He also manages sub-advised funds and institutional separate accounts in the Mid Cap Growth Equity discipline and is a member of the Large Growth team. He joined TIM in 1998. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in economics from the University of California at Irvine.

KIRK J. KIM

Portfolio Manager (co)

Kirk J. Kim is Principal and Portfolio Manager at TIM. Mr. Kim is the Co-Manager of the Transamerica Premier Focus Fund and manages sub-advised funds and institutional separate accounts in the Convertible Securities discipline. He is also a member of the Mid Cap Growth Equity investment team. Prior to joining TIM in 1997, Mr. Kim worked as a Securities Analyst for The Franklin Templeton Group. Mr. Kim holds a B.S. in finance from the University of Southern California.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The Fund's SAI provides additional information about each manager's compensation, other accounts managed by each manager and each manager's ownership of securities in the Funds.

                         TRANSAMERICA PREMIER FUNDS PROSPECTUS - INVESTOR SHARES

TRANSAMERICA PREMIER EQUITY FUND

OBJECTIVE

The Fund seeks to maximize long-term growth.

PRINCIPAL STRATEGIES AND POLICIES

The Fund generally invests at least 80% of its assets in a diversified portfolio of domestic equity securities of growth companies of any size. The Investment Adviser looks for companies it considers to be premier companies that are undervalued in the stock market. The Investment Adviser typically invests the Fund's holdings in fewer than 50 well-researched companies.

The Investment Adviser uses a "bottom up" approach to investing. It focuses on identifying fundamental change in its early stages and investing in premier companies. It believes in long-term investing and does not attempt to time the market. The portfolio is constructed one company at a time. Each company passes through a rigorous research process and stands on its own merits as a premier company in the Investment Adviser's opinion.

The Investment Adviser buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies have many or all of these features:

- Shareholder-oriented management

- Dominance in market share

- Cost production advantages

- Self-financed growth

- Attractive reinvestment opportunities

- Leading brands

This Fund may also invest in derivative securities including futures, options and options on futures, swaps and foreign securities.

Under adverse or unstable market conditions, the Fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

PRINCIPAL RISKS

Your primary risk in investing in this Fund is you could lose money. The value of equity securities can fall due to the issuing company's poor financial condition or poor general economic or market conditions. Because this Fund invests in equities, its performance may vary more than fixed-income funds over short periods.

The value approach to investing carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Growth securities can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater swings than the broader market.

Because the Fund can invest in companies of all sizes, it may be exposed to the risk of investing in small- and medium-sized companies. Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Such companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market and their securities may be less liquid than large companies.

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the Fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the portfolio manager, the Fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the Fund will be able to engage in these transactions to reduce exposure to other risks.

Futures and options involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

- Inaccurate market predictions

- Imperfect correlation

TRANSAMERICA PREMIER FUNDS PROSPECTUS - INVESTOR SHARES

TRANSAMERICA PREMIER EQUITY FUND


- Illiquidity

- Tax considerations

Because the Fund may invest in foreign securities, it can be exposed to risks related to those securities. Investments in foreign securities, including American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts (EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers are subject. These risks include, without limitation: changes in currency values; currency speculation; currency trading costs; different accounting and reporting practices; less information available to the public; less (or different) regulation of securities markets; more complex business negotiations; less liquidity; more fluctuations in prices; delays in settling foreign securities transactions; higher costs for holding shares (custodial fees); higher transaction costs; vulnerability to seizure and taxes; political instability and small markets; and different market trading days.

To the extent this Fund invests in a limited number of issuers, its performance may be more volatile than funds that hold a greater variety of securities.

The interest rates on short-term obligations held in the Fund's portfolio will vary, rising or falling with short-term interest rates generally. The Fund's yield will tend to lag behind general changes in interest rates.

The ability of the Fund's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

The Fund could lose money if the issuer or guarantor of a fixed-income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations.

The value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are described further in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. In addition, investors should note that the Fund publishes its holdings on its website at www.transamericafunds.com 30 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

INVESTOR PROFILE

The Fund is intended for investors who are willing and financially able to take on stock market volatility and investment risk in pursuit of long-term capital growth.

PAST PERFORMANCE

The bar chart and the table below provide some indication of the risks of investing in the Fund by showing you how the Fund's performance has varied from year to year and how the Fund's average annual total returns for different periods compare to the returns of broad measures of market performance. The Fund's primary benchmark, the Russell 1000 Growth Index, and the Fund's secondary benchmark, the S&P 500 Index, are widely recognized, unmanaged indexes of market performance. Absent any limitation of the Fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 (%)

97                                                                               47.51
--                                                                               -----
98                                                                               33.85
99                                                                               33.26
00                                                                              -13.81
01                                                                              -17.62
02                                                                              -24.43
03                                                                               30.70
04                                                                               15.15
05                                                                               15.96
06                                                                                7.54

BEST CALENDAR QUARTER: 29.80% for quarter ended 12/31/1999
WORST CALENDAR QUARTER: (18.69)% for quarter ended 9/30/2001

               AVERAGE ANNUAL TOTAL RETURNS (AS OF 12/31/06)*
----------------------------------------------------------------------------
                                             1 YEAR    5 YEARS    10 YEARS
----------------------------------------------------------------------------
Premier Equity Fund
 Return Before Taxes                          7.54%     7.24%      10.23%
 Return After Taxes on Distributions**        6.73%     7.00%       9.47%
 Return After Taxes on Distributions and
   Sale of Fund Shares**                      5.99%     6.27%       8.95%
Russell 1000 Growth Index+                    9.07%     2.69%       5.45%
S&P 500 Index++                              15.78%     6.19%       8.43%

                         TRANSAMERICA PREMIER FUNDS PROSPECTUS - INVESTOR SHARES

TRANSAMERICA PREMIER EQUITY FUND


*Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account such as a 401(k) plan or an individual retirement account.

**The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

+The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents. Effective May 1, 2007, the Russell 1000 Growth Index became the Fund's primary benchmark to make more meaningful comparisons of the Fund's performance relative to the strategies it employs.

++The "S&P 500 Index" consists of 500 widely held, publicly traded common stocks. The S&P 500 Index does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents.

FEES AND EXPENSES

The table below provides a breakdown of the expenses you may pay if you buy and hold shares of the Fund.

                                SHAREHOLDER FEES

                   (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum Sales Charge (load) imposed on
  purchases                                      None
Maximum Deferred Sales Charge (load)             None
Redemption Fee on shares held 90 calendar
  days or less (as a % of amount redeemed)      2.00%

                         ANNUAL FUND OPERATING EXPENSES

                (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)(1)

Advisory Fees(2)                               0.66%
Distribution and Service (12b-1) Fees          0.25%
Other Expenses                                 0.24%
                                           ---------
Total Annual Fund Operating Expenses           1.15%
Expense Reduction(2)                           0.00%
                                           ---------
Net Operating Expenses                         1.15%

(1)Annual Fund operating expenses are based upon the Fund's expenses for the fiscal year ended December 31, 2006.

(2)The Fund has an expense cap arrangement under which the Fund's Total Operating Expenses will not exceed 1.15% of average daily net assets on an annual basis. To the extent that the Total Fund Operating Expenses would exceed the expense cap for the Fund in any month if the maximum Advisory Fee of 0.85% was paid, the Advisory Fee automatically reduces to ensure compliance with the applicable expense cap, subject to a minimum Advisory Fee of 0.50% of average daily net assets of the Fund. If the automatic reduction of the Advisory Fee is not sufficient to maintain an expense cap, the Investment Adviser and/or its affiliates will remit to the Fund an amount that is sufficient to pay the excess amount and maintain the expense cap. For the fiscal year ended December 31, 2006, the Advisory Fee payable by the Fund equals 0.66% of average daily net assets. For additional information regarding the expense cap in place for the Fund, please see "Shareholder Information -- Advisory Fees."

A $25 fee is assessed every year against an account that has been open for over 2 years whose balance is less than $1,000.

EXAMPLE

The table below is to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. The example assumes that you make a one-time investment of $10,000 in the Fund and hold your shares for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same as shown above. The example assumes no fees for IRA accounts. Costs are the same whether you redeem at the end of any period or not.

                                 INVESTMENT PERIOD
------------------------------------------------------------
                       1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------
Premier Equity Fund     $117     $365      $633      $1,451

You should not consider the information contained in the above example a representation of future expenses. The actual expenses may be more or less than those shown.

ADDITIONAL INFORMATION

MANAGEMENT

INVESTMENT ADVISER:

     Transamerica Investment Management, LLC

     11111 Santa Monica Blvd., Suite 820

     Los Angeles, California 90025

ADVISORY FEE:

     0.66% of Average Daily Net Assets*

*For more information, see "Shareholder Information -- Advisory Fees."

PORTFOLIO MANAGER

The manager for the Fund is listed below, followed by a brief biography.

GARY U. ROLLE, CFA

Portfolio Manager

Gary U. Rolle is Principal, Managing Director and Chief Investment Officer of TIM. Mr. Rolle is the Lead (equity) Manager of the Transamerica Premier Balanced Fund, the Transamerica Premier Equity Fund, and the Transamerica Premier Diversified Equity Fund. He also manages sub-advised funds and institutional separate accounts in the Large Growth Equity discipline. Mr. Rolle joined TIM's predecessor in 1967. From 1980 to 1982 he served as the Chief Investment Officer for SunAmerica then returned to TIM as Chief Investment Officer. Throughout his 23 year tenure as CIO, Mr. Rolle has been responsible for creating and guiding the TIM investment philosophy. He holds a B.S. in chemistry and economics from the University of California at Riverside.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The Fund's SAI provides additional information about the manager's compensation, other accounts managed by the manager and the manager's ownership of securities in the Funds.

TRANSAMERICA PREMIER FUNDS PROSPECTUS - INVESTOR SHARES

TRANSAMERICA PREMIER GROWTH

OPPORTUNITIES FUND

OBJECTIVE

The Fund seeks to maximize long-term growth.

PRINCIPAL STRATEGIES AND POLICIES

The Fund invests in a diversified portfolio of domestic equity securities. Under normal market conditions, at least 80% of the Fund's assets will be invested in equity securities of issuers with market capitalizations of $1 billion to $10 billion at the time of purchase.

The Investment Adviser uses a "bottom up" approach to investing. It studies industry and economic trends, but focuses on researching individual companies. The portfolio is constructed one company at a time. Each company passes through a research process and stands on its own merits as a viable investment in the Investment Adviser's opinion.

Companies with small- to medium-capitalization levels are less actively followed by securities analysts. For this reason, they may be undervalued, providing strong opportunities for a rise in value. To achieve this goal, the equity management team selects stocks issued by small to medium U.S. companies which show:

- Strong potential for steady growth

- High barriers to competition

- Experienced management incentivized along shareholder interests

The Investment Adviser seeks out the industry leaders of tomorrow and invests in them today. It looks for companies with exceptional management and bright prospects for their products and markets.

This Fund may also invest in derivative securities including futures, options and options on futures, swaps and foreign securities.

While the Fund invests principally in equity securities, the Investment Adviser may also, to a lesser extent, invest in debt securities or other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the Fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

PRINCIPAL RISKS

Your primary risk of investing in this Fund is you could lose money. The value of equity securities can fall due to the issuing company's poor financial condition or bad general economic or market conditions. Because this Fund invests in equities, its performance may vary more than fixed-income funds over short periods.

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

The value approach to investing carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

This Fund invests mainly in the equity securities of small to medium companies. These securities can provide strong opportunities for a rise in value. However, investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market and their securities may be less liquid than large companies.

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the Fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the portfolio manager, the Fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the Fund will be able to engage in these transactions to reduce exposure to other risks.

Futures and options involve additional investment risks and transactional costs, and draw upon skills and experience which are

                         TRANSAMERICA PREMIER FUNDS PROSPECTUS - INVESTOR SHARES

TRANSAMERICA PREMIER GROWTH

OPPORTUNITIES FUND


different than those needed to pick other securities. Special risks include:

- Inaccurate market predictions

- Imperfect correlation

- Illiquidity

- Tax considerations

Because the Fund may invest in foreign securities, it can be exposed to risks related to those securities. Investments in foreign securities, including American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts (EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation: changes in currency values; currency speculation; currency trading costs; different accounting and reporting practices; less information available to the public; less (or different) regulation of securities markets; more complex business negotiations; less liquidity; more fluctuations in prices; delays in settling foreign securities transactions; higher costs for holding shares (custodial fees); higher transaction costs; vulnerability to seizure and taxes; political instability and small markets; and different market trading days.

The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- Fluctuations in market value

- Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

- Length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

- Issuers defaulting on their obligations to pay interest or return principal

The interest rates on short-term obligations held in the Fund's portfolio will vary, rising or falling with short-term interest rates generally. The Fund's yield will tend to lag behind general changes in interest rate.

The ability of the Fund's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

The Fund could lose money if the issuer or guarantor of a fixed-income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations.

The value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictable. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are described further in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. In addition, investors should note that the Fund publishes its holdings on its website at www.transamericafunds.com 30 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

INVESTOR PROFILE

The Fund is intended for investors who have the perspective, patience, and financial ability to take on above-average stock market volatility in a focused pursuit of long-term capital growth.

PAST PERFORMANCE

The bar chart and the table below provide some indication of the risks of investing in the Fund by showing you how the Fund's performance has varied from year to year and how the Fund's average annual total returns for different periods compared to the returns of broad measures of market performance. The Fund's primary benchmark, the Russell 2500 Growth Index, and the Fund's secondary benchmark, the Russell Midcap(R) Growth Index, are widely recognized, unmanaged indexes of market performance. Absent any limitation of the Fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

TRANSAMERICA PREMIER FUNDS PROSPECTUS - INVESTOR SHARES

TRANSAMERICA PREMIER GROWTH

OPPORTUNITIES FUND


YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 (%)

98                                                                               80.27
99                                                                               93.99
00                                                                              -26.00
01                                                                              -22.07
02                                                                              -18.50
03                                                                               33.88
04                                                                               16.13
05                                                                               14.36

BEST CALENDAR QUARTER: 53.56% for quarter ended 12/31/1999
WORST CALENDAR QUARTER: (36.17)% for quarter ended 3/31/2001

       AVERAGE ANNUAL TOTAL RETURNS SINCE INCEPTION (AS OF 12/31/06)*
----------------------------------------------------------------------------
                                                                   LIFE OF
                                             1 YEAR    5 YEARS     FUND**
----------------------------------------------------------------------------
Premier Growth Opportunities Fund
 Return Before Taxes                          4.17%     8.59%      15.09%
 Return After Taxes on Distributions***       4.17%     8.58%      13.95%
 Return After Taxes on Distributions and
   Sale of Fund Shares***                     2.71%     7.46%      13.28%
Russell 2500 Growth Index+                   12.26%     7.63%       6.74%
Russell Midcap(R) Growth Index++             10.66%     8.23%       7.95%

*Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account.

**Returns are based on the July 1, 1997 inception date for the Investor Class.

***The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

+The Russell 2500 Growth Index is a widely recognized, unmanaged index of market performance which measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

++The Russell Midcap(R) Growth Index measures the performance of mid-cap growth companies (mid-cap companies with high price-to-book ratios and high forecasted growth values). This index was added on October 3, 2005 as a secondary benchmark to make more meaningful comparisons of the fund's performance relative to the strategy it employs.

These indexes do not reflect any commissions or fees which would be incurred by an investor purchasing the securities represented by such indexes.

FEES AND EXPENSES

The table below provides a breakdown of the expenses you may pay if you buy and hold shares of the Fund.

                                SHAREHOLDER FEES

                   (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum Sales Charge (load) imposed on
  purchases                                      None
Maximum Deferred Sales Charge (load)             None
Redemption Fee on shares held 90 calendar
  days or less (as a % of amount redeemed)      2.00%

                         ANNUAL FUND OPERATING EXPENSES

                (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS(1))

Advisory Fees(2)                               0.60%
Distribution and Service (12b-1) Fees          0.25%
Other Expenses                                 0.32%
                                           ---------
Total Annual Fund Operating Expenses           1.17%
Expense Reduction(3)                           0.00%
                                           ---------
Net Operating Expenses                         1.17%

(1)Annual Fund operating expenses are based upon the Fund's expenses for the fiscal year ended December 31, 2006.

(2)Effective May 1, 2008, the Advisory Fee will be subject to a performance adjustment that may either increase or decrease the base fee of 0.60%. For more information regarding the performance adjustment, please see "Shareholder Information -- Advisory Fees."

(3)
Through an expense cap arrangement, TIM has contractually agreed to waive part of its Advisory Fee and/or to reimburse any other operating expenses to ensure that annualized expenses for the Fund (other than interest, taxes, brokerage commissions and extraordinary expenses) will not exceed 1.40%. This measure may increase the Fund's return. TIM may, from time to time, assume additional expenses.

A $25 fee is assessed every year against an account that has been open for over 2 years whose balance is less than $1,000.

EXAMPLE

The table below is to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

The example assumes that you make a one-time investment of $10,000 in the Fund and hold your shares for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same as shown above. The example assumes no fees for IRA accounts. Costs are the same whether you redeem at the end of any period or not.

                                   INVESTMENT PERIOD
--------------------------------------------------------------
                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------
Premier Growth
  Opportunities Fund      $119     $372      $644      $1,420

You should not consider the information contained in the above example a representation of future expenses. The actual expenses may be more or less than those shown.

                         TRANSAMERICA PREMIER FUNDS PROSPECTUS - INVESTOR SHARES

TRANSAMERICA PREMIER GROWTH

OPPORTUNITIES FUND


ADDITIONAL INFORMATION

MANAGEMENT

INVESTMENT ADVISER:

     Transamerica Investment Management, LLC

     11111 Santa Monica Blvd., Suite 820

     Los Angeles, California 90025

ADVISORY FEE:

     0.60% of Average Daily Net Assets*

*For more information, see "Shareholder Information -- Advisory Fees."

PORTFOLIO MANAGERS

The managers for the Fund are listed below, followed by a brief biography for each manager.

EDWARD S. HAN

Portfolio Manager (co)

Edward S. Han is Principal and Portfolio Manager at TIM. Mr Han is the Co-Manager of the Transamerica Premier Growth Opportunities Fund and the Transamerica Premier Focus Fund. He also manages sub-advised funds and institutional separate accounts in the Mid Cap Growth Equity discipline and is a member of the Large Growth team. He joined TIM in 1998. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in economics from the University of California at Irvine.

JOHN J. HUBER, CFA

Portfolio Manager (co)

John J. Huber is Principal and Portfolio Manager at TIM. Mr. Huber is the Co-Manager of the Transamerica Premier Growth Opportunities Fund (since August
2005). He also manages sub-advised funds and institutional separate accounts in the Mid Cap Growth Equity discipline. Mr. Huber's analytical responsibilities include covering the Financial Services, Producer Durables, Autos and Transportation, and Materials and Processing sectors. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Huber was a Senior Associate at Wilshire Associates and an Information Technology Consultant at Arthur Andersen. He earned a B.A. from Columbia University and an M.B.A. from the University of California, Los Angeles.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The Fund's SAI provides additional information about each manager's compensation, other accounts managed by each manager and each manager's ownership of securities in the Funds.

TRANSAMERICA PREMIER FUNDS PROSPECTUS - INVESTOR SHARES

TRANSAMERICA PREMIER DIVERSIFIED

EQUITY FUND

OBJECTIVE

The Fund seeks to maximize capital appreciation.

PRINCIPAL STRATEGIES AND POLICIES

The Fund uses an intrinsic valuation discipline in selecting securities, based on strong earnings and cash flows to foster future growth, with the goal of producing a long-term, above-average rate of return. At least 80% of the Fund's assets will be invested in a diversified portfolio of domestic equity securities. The Fund typically limits its holdings in fewer than 60 well-researched companies.

The Investment Adviser uses a "bottom up" approach to investing. It studies industry and economic trends, but focuses on researching individual companies. As part of the Investment Adviser's strategy, the portfolio is constructed one company at a time. Each company passes through a rigorous research process and stands on its own merits as a viable investment in the Investment Adviser's opinion.

In projecting cash flows and determining earnings potential, it uses multiple factors such as:

- The quality of the management team

- The company's ability to earn returns on capital in excess of the cost of capital

- Competitive barriers to entry

- The financial condition of the company

The Investment Adviser takes a long-term approach to investing and views each investment in a company as owning a piece of the business.

This Fund may also invest in derivative securities including futures, options and options on futures, swaps and foreign securities.

To achieve the Fund's goal, the Investment Adviser may invest in securities issued by companies of all sizes. Generally, however, the Investment Adviser will invest in the securities of companies whose market capitalization (total market value of publicly traded securities) is greater than $500 million.

Under adverse or unstable market conditions, the Fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

PRINCIPAL RISKS

Your primary risk in investing in this Fund is that you could lose money. The value of equity securities can fall due to the issuing company's poor financial condition or adverse general economic or market conditions. As an equity fund, this Fund's performance may vary more than fixed-income funds over short periods. To the extent this Fund limits its holdings, its performance may vary more than funds that hold more securities.

Growth securities can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater swings than the broader market.

Because the Fund can invest in companies of all sizes, it may be exposed to the risk of investing in small- and medium-sized companies. Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Such companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market and their securities may be less liquid than large companies.

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the Fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the portfolio manager, the Fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the Fund will be able to engage in these transactions to reduce exposure to other risks.

                         TRANSAMERICA PREMIER FUNDS PROSPECTUS - INVESTOR SHARES

TRANSAMERICA PREMIER DIVERSIFIED

EQUITY FUND


Futures and options involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

- Inaccurate market predictions

- Imperfect correlation

- Illiquidity

- Tax considerations

Because the Fund may invest in foreign securities, it can be exposed to risks related to those securities. Investments in foreign securities, including American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts (EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation: changes in currency values; currency speculation; currency trading costs; different accounting and reporting practices; less information available to the public; less (or different) regulation of securities markets; more complex business negotiations; less liquidity; more fluctuations in prices; delays in settling foreign securities transactions; higher costs for holding shares (custodial fees); higher transaction costs; vulnerability to seizure and taxes; political instability and small markets; and different market trading days.

The interest rates on short-term obligations held in the Fund's portfolio will vary, rising or falling with short-term interest rates generally. The Fund's yield will tend to lag behind general changes in interest rate.

The ability of the Fund's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

The Fund could lose money if the issuer or guarantor of a fixed-income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations.

The value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictable. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are described further in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. In addition, investors should note that the Fund publishes its holdings on its website at www.transamericafunds.com 30 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

INVESTOR PROFILE

The Fund is intended for investors who are willing and financially able to take on significant market volatility and investment risk in pursuit of long-term capital growth.

PAST PERFORMANCE

The bar chart and the table below provide some indication of the risks of investing in the Fund by showing you how the Fund's performance has varied from year to year and how the Fund's average annual total returns for different periods compared to the returns of a broad measure of market performance. The Fund's primary benchmark, the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"), is a widely recognized, unmanaged index of market performance. Absent any limitation of the Fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 (%)

99                                                                                7.37
00                                                                               10.72
01                                                                               -8.10
02                                                                              -20.09
03                                                                               25.93
04                                                                               13.81
05                                                                                7.93

BEST CALENDAR QUARTER: 16.18% for quarter ended 3/31/2000
WORST CALENDAR QUARTER: (18.46)% for quarter ended 9/30/2001

TRANSAMERICA PREMIER FUNDS PROSPECTUS - INVESTOR SHARES

TRANSAMERICA PREMIER DIVERSIFIED

EQUITY FUND


       AVERAGE ANNUAL TOTAL RETURNS SINCE INCEPTION (AS OF 12/31/06)*
-----------------------------------------------------------------------------
                                                                    LIFE OF
                                               1 YEAR    5 YEARS     FUND**
-----------------------------------------------------------------------------
Premier Diversified Equity Fund
 Return Before Taxes                            9.42%     6.23%      5.28%
 Return After Taxes on Distributions***         9.27%     6.19%      5.13%
 Return After Taxes on Distributions and Sale
   of Fund Shares***                            6.33%     5.38%      4.55%
S&P 500 Index+                                 15.78%     6.19%      4.56%

*Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account.

**Returns are based on the April 1, 1998 inception date for the Investor Class.

***The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

+The S&P 500 Index consists of 500 widely held, publicly traded common stocks. The S&P 500 Index does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents.

FEES AND EXPENSES

The table below provides a breakdown of the expenses you may pay if you buy and hold shares of the Fund.

                                SHAREHOLDER FEES

                   (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum Sales Charge (load) imposed on
  purchases                                      None
Maximum Deferred Sales Charge (load)             None
Redemption Fee on shares held 90 calendar
  days or less (as a % of amount redeemed)      2.00%

                         ANNUAL FUND OPERATING EXPENSES

                (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)(1)

Advisory Fees(2)                               0.52%
Distribution and Service (12b-1) Fees          0.25%
Other Expenses                                 0.38%
                                           ---------
Total Annual Fund Operating Expenses           1.15%
Expense Reduction(2)                           0.00%
                                           ---------
Net Operating Expenses                         1.15%

(1)Annual Fund operating expenses are based upon the Fund's expenses for the fiscal year ended December 31, 2006.

(2)The Fund has an expense cap arrangement under which the Fund's Total Operating Expenses will not exceed 1.15% of average daily net assets on an annual basis. To the extent that the Total Fund Operating Expenses would exceed the expense cap for the Fund in any month if the maximum Advisory Fee of 0.75% was paid, the Advisory Fee automatically reduces to ensure compliance with the applicable expense cap, subject to a minimum Advisory Fee of 0.50% of average daily net assets of the Fund. If the automatic reduction of the Advisory Fee is not sufficient to maintain an expense cap, the Investment Adviser and/or its affiliates will remit to the Fund an amount that is sufficient to pay the excess amount and maintain the expense cap. For the fiscal year ended December 31, 2006, the Advisory Fee payable by the Fund equals 0.52% of average daily net assets. For additional information regarding the expense cap in place for the Fund, please see "Shareholder Information -- Advisory Fees."

A $25 fee is assessed every year against an account that has been open for over 2 years whose balance is less than $1,000.

EXAMPLE

The table below is to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. The example assumes that you make a one-time investment of $10,000 in the Fund and hold your shares for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same as shown above. The example assumes no fees for IRA accounts. Costs are the same whether you redeem at the end of any period or not.

                                     INVESTMENT PERIOD
----------------------------------------------------------------
                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------------------------
Premier Diversified
  Equity Fund               $117     $365      $633      $1,462

You should not consider the information contained in the above example a representation of future expenses. The actual expenses may be more or less than those shown.

ADDITIONAL INFORMATION

MANAGEMENT

INVESTMENT ADVISER:

     Transamerica Investment Management, LLC

     11111 Santa Monica Blvd, Suite 820

     Los Angeles, California 90025

ADVISORY FEE:

     0.52% of Average Daily Net Assets*

*For more information, see "Shareholder Information -- Advisory Fees."

                         TRANSAMERICA PREMIER FUNDS PROSPECTUS - INVESTOR SHARES

TRANSAMERICA PREMIER DIVERSIFIED

EQUITY FUND


PORTFOLIO MANAGERS

The managers for the Fund are listed below, followed by a brief biography for each manager.

GARY U. ROLLE, CFA

Portfolio Manager (lead)

Gary U. Rolle is Principal, Managing Director and Chief Investment Officer of TIM. Mr. Rolle is the Lead (equity) Manager of the Transamerica Premier Balanced Fund, the Transamerica Premier Equity Fund, and the Transamerica Premier Diversified Equity Fund. He also manages sub-advised funds and institutional separate accounts in the Large Growth Equity discipline. Mr. Rolle joined TIM's predecessor in 1967. From 1980 to 1982 he served as Chief Investment Officer for SunAmerica then returned to TIM as Chief Investment Officer. Throughout his 23 year tenure as CIO, Mr. Rolle has been responsible for creating and guiding the TIM investment philosophy. He holds a B.S. in chemistry and economics from the University of California at Riverside.

GEOFFREY I. EDELSTEIN, CFA, CIC

Portfolio Manager (co)

Geoffrey I. Edelstein is Principal, Managing Director and Portfolio Manager at TIM. Mr. Edelstein is the Co-Manager of the Transamerica Premier Diversified Equity Fund (since August 2005). He also co-manages institutional and private separate accounts and sub-advised funds in the Large Growth Equity discipline. Mr. Edelstein's analytical responsibilities include the Consumer Staples sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Westcap was co-founded by Mr. Edelstein in 1992. Prior to Westcap, he practiced Corporate and Real Estate Law from 1988-1991. Mr. Edelstein earned a B.A. from the University of Michigan and a J.D. from Northwestern University School of Law. He was a member of the AIMR Blue Ribbon Task Force on Soft Dollars, 1997, and currently is a member of the Board of Directors of Hollygrove Home for Children in Los Angeles, California.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The Fund's SAI provides additional information about each manager's compensation, other accounts managed by each manager and each manager's ownership of securities in the Funds.

TRANSAMERICA PREMIER FUNDS PROSPECTUS - INVESTOR SHARES

TRANSAMERICA PREMIER BALANCED FUND

OBJECTIVE

The Fund seeks to achieve long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds, and cash or cash equivalents.

PRINCIPAL STRATEGIES AND POLICIES

The Investment Adviser seeks to achieve the Fund's objective by investing principally 60% to 70% of the Fund's total assets in common stocks with the remaining 30% to 40% of the Fund's assets primarily invested in high-quality bonds with maturities of less than 30 years. The Investment Adviser may also invest in cash or cash equivalents such as money market funds and other short-term investment instruments. This requires the managers of each position of the Fund to be flexible in managing the Fund's assets. At times, the Investment Adviser may shift portions held in bonds and stocks according to business and investment conditions. However, at all times the fund will hold at least 25% of its assets in non-convertible fixed-income securities.

To achieve its goal, the Investment Adviser invests in a diversified portfolio of common stocks, bonds, money market instruments and other short-term debt securities issued by companies of all sizes. The Investment Adviser's equity and fixed-income management teams work together to build a portfolio of performance-oriented stocks combined with bonds that the Investment Adviser considers to be of good credit quality purchased at favorable prices.

The Investment Adviser uses a "bottom up" approach to investing. It studies industry and economic trends, but focuses on researching individual issuers. The portfolio is constructed one security at a time. Each issuer passes through a research process and stands on its own merits as a viable investment in the Investment Adviser's opinion.

EQUITY INVESTMENTS -- The Investment Adviser uses an intrinsic value discipline in selecting securities, based on strong earnings and cash flows to foster future growth, with the goal of producing a long-term, above-average rate of return. In projecting cash flows and determining earning potential, it uses multiple factors such as:

- The quality of the management team

- The company's ability to earn returns on capital in excess of the cost of capital

- Competitive barriers to entry

- The financial condition of the company

The Investment Adviser takes a long-term approach to investing and views each investment in a company as owning a piece of the business.

FIXED-INCOME INVESTMENTS -- The Investment Adviser seeks out bonds with credit strength of the quality that could warrant higher ratings, which, in turn, could lead to higher valuations. To identify these bonds, the bond research team performs in-depth income and credit analysis on companies issuing bonds under consideration for the Fund. It also compiles bond price information from many different bond markets and evaluates how these bonds can be expected to perform with respect to recent economic developments. The Investment Adviser analyzes this market information daily, negotiating each trade and buying bonds at the best available prices.

This Fund may also invest in derivative securities, including futures, options and options on futures, swaps and foreign securities.

Under adverse or unstable market conditions, the Fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

PRINCIPAL RISKS

Your primary risk of investing in this Fund is you could lose money. The value of the equity securities portion of the Fund can fall due to the issuing company's poor financial condition or poor general economic or market conditions. The value of the fixed-income securities portion of the Fund can fall if interest rates go up, or if the issuer fails to make the principal or interest payments when due.

The Fund's investment in fixed-income securities may cause the value of the Fund to fall if interest rates go up or if the issuer fails to pay the principal or interest payments when due. To the extent the Fund invests in mortgage-backed securities, it may be subject to the risk that homeowners will prepay (refinance) their mortgages when interest rates decline. This forces the Fund to reinvest these assets at a potentially lower rate of return. To the extent this Fund invests in lower-rated bonds, it is subject to a greater risk of loss of principal due to an issuer's non-payment of principal or interest, and its performance is subject to more variance due to market conditions, than higher-rated bond funds.

The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- Fluctuations in market value

- Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

- Length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

- Issuers defaulting on their obligations to pay interest or return principal

                         TRANSAMERICA PREMIER FUNDS PROSPECTUS - INVESTOR SHARES

TRANSAMERICA PREMIER BALANCED FUND


Because the Fund can invest in companies of all sizes, it may be exposed to the risk of investing in small- and medium-sized companies. Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources; and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

Growth securities can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater swings than the broader market.

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the Fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the portfolio manager, the Fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the Fund will be able to engage in these transactions to reduce exposure to other risks.

Futures and options involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

- Inaccurate market predictions

- Imperfect correlation

- Illiquidity

- Tax considerations

Because the Fund may invest in foreign securities, it can be exposed to risks related to those securities. Investments in foreign securities, including American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts (EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation: changes in currency values; currency speculation; currency trading costs; different accounting and reporting practices; less information available to the public; less (or different) regulation of securities markets; more complex business negotiations; less liquidity; more fluctuations in prices; delays in settling foreign securities transactions; higher costs for holding shares (custodial fees); higher transaction costs; vulnerability to seizure and taxes; political instability and small markets; and different market trading days.

The interest rates on short-term obligations held in the Fund's portfolio will vary, rising or falling with short-term interest rates generally. The Fund's yield will tend to lag behind general changes in interest rate.

The ability of the Fund's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

The Fund could lose money if the issuer or guarantor of a fixed-income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations.

The value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictable. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are described further in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. In addition, investors should note that the Fund publishes its holdings on its website at www.transamericafunds.com 30 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

TRANSAMERICA PREMIER FUNDS PROSPECTUS - INVESTOR SHARES

TRANSAMERICA PREMIER BALANCED FUND


INVESTOR PROFILE

The Fund is intended for investors who seek long-term total returns that balance capital growth and current income.

PAST PERFORMANCE

The bar chart and the table below provide some indication of the risks of investing in the Fund by showing you how the Fund's performance has varied from year to year, and how the Fund's average annual total returns for different periods compared to the returns of broad measures of market performance. The Fund's benchmarks, the Standard & Poor's 500 Composite Stock Index (the "S&P 500 Index") and the Lehman Brothers U.S. Government/ Credit Bond Index, are widely recognized, unmanaged indexes of market performance. Absent any limitation of the Fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 (%)

96                                                                               15.28
97                                                                               35.38
98                                                                               29.30
99                                                                               14.81
00                                                                                9.89
01                                                                               -5.22
02                                                                               -9.24
03                                                                               23.20
04                                                                               12.92
05                                                                                5.81

BEST CALENDAR QUARTER: 21.75% for quarter ended 6/30/1997
WORST CALENDAR QUARTER: (9.94)% for quarter ended 9/30/2001

              AVERAGE ANNUAL TOTAL RETURNS (AS OF 12/31/06)*
---------------------------------------------------------------------------
                                               1 YEAR    5 YEARS   10 YEARS
---------------------------------------------------------------------------
Premier Balanced Fund
 Return Before Taxes                            8.20%     7.65%     11.71%
 Return After Taxes on Distributions**          7.94%     7.23%     10.79%
 Return After Taxes on Distributions and Sale
   of Fund Shares**                             5.56%     6.40%      9.98%
S&P 500 Index+                                 15.78%     6.19%      8.43%
Lehman Brothers U.S. Government/Credit Bond
 Index++                                        3.78%     5.17%      6.27%

*Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account.

**The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

+The "S&P 500 Index" consists of 500 widely held, publicly traded common stocks.

++The Lehman Brothers U.S. Government/Credit Bond Index is a broad-based, unmanaged index of all government and corporate bonds that are investment grade with at least one year to maturity.

These indexes do not reflect any commissions or fees which would be incurred by an investor purchasing the securities represented by such index.

FEES AND EXPENSES

The table below provides a breakdown of the expenses you may pay if you buy and hold shares of the Fund.

                                SHAREHOLDER FEES

                   (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum Sales Charge (load) imposed on
  purchases                                      None
Maximum Deferred Sales Charge (load)             None
Redemption Fee on shares held 90 calendar
  days or less (as a % of amount redeemed)       None

                         ANNUAL FUND OPERATING EXPENSES

                (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)(1)

Advisory Fees(2)                               0.56%
Distribution and Service (12b-1) Fees          0.25%
Other Expenses                                 0.29%
                                           ---------
Total Annual Fund Operating Expenses           1.10%
Expense Reduction(2)                           0.00%
                                           ---------
Net Operating Expenses                         1.10%

(1)Annual Fund operating expenses are based upon the Fund's expenses for the fiscal year ended December 31, 2006.

(2)The Fund has an expense cap arrangement under which the Fund's Total Operating Expenses will not exceed 1.10% of average daily net assets on an annual basis. To the extent that the Total Fund Operating Expenses would exceed the expense cap for the Fund in any month if the maximum Advisory Fee of 0.75% was paid, the Advisory Fee automatically reduces to ensure compliance with the applicable expense cap, subject to a minimum Advisory Fee of 0.50% of average daily net assets of the Fund. If the automatic reduction of the Advisory Fee is not sufficient to maintain an expense cap, the Investment Adviser and/or its affiliates will remit to the Fund an amount that is sufficient to pay the excess amount and maintain the expense cap. For the fiscal year ended December 31, 2006, the Advisory Fee payable by the Fund equals 0.56% of average daily net assets. For additional information regarding the expense cap in place for the Fund, please see "Shareholder Information -- Advisory Fees."

A $25 fee is assessed every year against an account that has been open for over 2 years whose balance is less than $1,000.

EXAMPLE

The table below is to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

The example assumes that you make a one-time investment of $10,000 in the Fund and hold your shares for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same as shown above. The example assumes no fees for IRA

                         TRANSAMERICA PREMIER FUNDS PROSPECTUS - INVESTOR SHARES

TRANSAMERICA PREMIER BALANCED FUND


accounts. Costs are the same whether you redeem at the end of any period or not.

                                  INVESTMENT PERIOD
-------------------------------------------------------------
                        1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------------------------------
Premier Balanced Fund    $112     $350      $606      $1,394

You should not consider the information contained in the above example a representation of future expenses. The actual expenses may be more or less than those shown.

ADDITIONAL INFORMATION

MANAGEMENT

INVESTMENT ADVISER:

     Transamerica Investment Management, LLC

     11111 Santa Monica Blvd., Suite 820

     Los Angeles, California 90025

ADVISORY FEE:

     0.56% of Average Daily Net Assets*

*For more information, see "Shareholder Information -- Advisory Fees."

PORTFOLIO MANAGERS

The managers for the Fund are listed below, followed by a brief biography for each manager.

GARY U. ROLLE, CFA

Lead Portfolio Manager (Equity)

Gary U. Rolle is Principal, Managing Director and Chief Investment Officer of TIM. Mr. Rolle is the Lead (equity) Manager of the Transamerica Premier Balanced Fund, the Transamerica Premier Equity Fund, and the Transamerica Premier Diversified Equity Fund. He also manages sub-advised funds and institutional separate accounts in the Large Growth Equity discipline. Mr. Rolle joined TIM's predecessor in 1967. From 1980 to 1982 he served as the Chief Investment Officer for SunAmerica then returned to TIM as Chief Investment Officer. Throughout his 23 year tenure as CIO, Mr. Rolle has been responsible for creating and guiding the TIM investment philosophy. He holds a B.S. in chemistry and economics from the University of California at Riverside.

HEIDI Y. HU, CFA

Lead Portfolio Manager (Fixed Income)

Heidi Y. Hu is Principal, Managing Director, and Head of Fixed Income Investments at TIM. She also manages sub-advised funds and institutional separate accounts in the balanced and fixed income disciplines. Prior to joining the Transamerica organization in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.A. in economics from Lewis & Clark College.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The Fund's SAI provides additional information about each manager's compensation, other accounts managed by each manager and each manager's ownership of securities in the Funds.

TRANSAMERICA PREMIER FUNDS PROSPECTUS - INVESTOR SHARES

TRANSAMERICA PREMIER HIGH YIELD

BOND FUND

OBJECTIVE

The Fund seeks to achieve a high total return (income plus capital appreciation) by investing primarily in debt instruments and convertible securities, with an emphasis on lower-quality securities.

PRINCIPAL STRATEGIES AND POLICIES

The Fund generally invests at least 80% of its assets in a diversified selection of lower-rated bonds, commonly known as "junk bonds." These are bonds rated below Baa by Moody's or below BBB by Standard & Poor's (see "Summary of Bond Ratings"). The Investment Adviser seeks bonds that are likely to be upgraded, return high current income, rise in value, and are unlikely to default on payments.

The Investment Adviser uses a "bottom up" approach to investing. The Investment Adviser studies industry and economic trends, but focuses on researching individual issuers. The Fund's portfolio is constructed one company at a time. Each company passes through a research process and stands on its own merits as a viable investment in the Investment Adviser's opinion.

To achieve its goal, the Investment Adviser's fixed-income management team:

- Seeks to achieve price appreciation and minimize price volatility by identifying bonds that are likely to be upgraded by qualified rating organizations

- Employs research and credit analysis to minimize purchasing bonds that may default by determining the likelihood of timely payment of interest and principal

- Invests Fund assets in convertible and other securities consistent with the objective of high current income and capital appreciation

This Fund may also invest in derivative securities, including futures, options and options on futures, swaps and foreign securities.

Under adverse or unstable market conditions, the Fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

PRINCIPAL RISKS

Your primary risk in investing in this Fund is you could lose money. The value of the Fund can fall if interest rates go up, or if the issuer fails to pay the principal or interest payments when due. Because this Fund invests in bonds, there is less risk of loss over short periods of time than for other funds that invest in equities. However, since this Fund invests in lower-rated bonds, it is subject to a greater risk of loss of principal due to an issuer's non-payment of principal or interest; and its performance is subject to more variance due to market conditions, than higher-rated bond funds. You should carefully assess the risks associated with an investment in this Fund.

The value of fixed income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- Fluctuations in market value

- Changes in interest rates: the value of a fixed-income securities generally decreases as interest rates rise

- Length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

- Issuers defaulting on their obligations to pay interest or return principal

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase, and conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

The value of the Fund's investments will fluctuate in response to movements in interest rates. If rates rise, the values of debt securities generally fall. The longer the average maturity of the Fund's bond portfolio, the greater the fluctuation.

Although lower or non-rated bonds are capable of generating higher yields, investors should be aware that they are also subject to greater price volatility and higher rates of default than investment grade bonds (those rated above Baa by Moody's or BBB by Standard & Poor's). Price volatility and higher rates of default are both capable of diminishing the performance of the Fund and the value of your shares.

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the Fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the portfolio manager, the Fund could lose the entire amount of its investment in

                         TRANSAMERICA PREMIER FUNDS PROSPECTUS - INVESTOR SHARES

TRANSAMERICA PREMIER HIGH YIELD

BOND FUND


a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances; and there is no assurance that the Fund will be able to engage in these transactions to reduce exposure to other risks.

Futures and options involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

- Inaccurate market predictions

- Imperfect correlation

- Illiquidity

- Tax considerations

Because the Fund may invest in foreign securities, it can be exposed to risks related to these securities. Investments in foreign securities, including American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts (EDRs) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation: changes in currency values; currency speculation; currency trading costs; different accounting and reporting practices; less information available to the public; less (or different) regulation of securities markets; more complex business negotiations; less liquidity; more fluctuations in prices; delays in settling foreign securities transactions; higher costs for holding shares (custodial fees); higher transaction costs; vulnerability to seizure and taxes; political instability and small markets; and different market trading days.

The interest rates on short-term obligations held in the Fund's portfolio will vary, rising or falling with short-term interest rates generally. The Fund's yield will tend to lag behind general changes in interest rate.

The ability of the Fund's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

The Fund could lose money if the issuer or guarantor of a fixed-income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations.

The value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictable. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are described further in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. In addition, investors should note that the Fund publishes its holdings on its website at www.transamericafunds.com 30 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

INVESTOR PROFILE

The Fund is intended for investors who are willing to take substantial risks in pursuit of potentially higher rewards. The risks associated with investments in speculative securities make this Fund suitable only for long-term investment.

PAST PERFORMANCE

The bar chart and the table below provide some indication of the risks of investing in the Fund by showing you how the Fund's performance has varied from year to year, and how the Fund's average annual total returns for different periods compare to the returns of broad measures of market performance. The Fund's primary benchmark, the Merrill Lynch High Yield, Cash Pay, BB-B Rated Index, and the Fund's secondary benchmark, the Merrill Lynch U.S. High Yield Cash Pay Index, are widely recognized, unmanaged indexes of market performance. Absent any limitation of the Fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 (%)

96                                                                               14.14
97                                                                               14.52
98                                                                                5.73
99                                                                                5.43
00                                                                               -2.01
01                                                                                4.49
02                                                                               -2.60
03                                                                               18.76
04                                                                               10.38
05                                                                                2.93

BEST CALENDAR QUARTER: 6.49% for quarter ended 6/30/2003
WORST CALENDAR QUARTER: (5.54)% for quarter ended 12/31/2000

TRANSAMERICA PREMIER FUNDS PROSPECTUS - INVESTOR SHARES

TRANSAMERICA PREMIER HIGH YIELD

BOND FUND


                AVERAGE ANNUAL TOTAL RETURNS (AS OF 12/31/06)*
------------------------------------------------------------------------------
                                                1 YEAR    5 YEARS   10 YEARS**
------------------------------------------------------------------------------
Premier High Yield Bond Fund

 Return Before Taxes                             9.01%     7.45%       5.33%

 Return After Taxes on Distributions***          6.49%     4.63%       2.21%

 Return After Taxes on Distributions and Sale
   of Fund Shares***                             5.79%     4.63%       2.55%

Merrill Lynch High Yield, Cash Pay, BB-B Rated
 Index+                                         10.68%     8.91%       6.72%

Merrill Lynch U.S. High Yield Cash Pay Index++  11.62%     9.85%       6.86%

*Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account.

**On July 1, 1998, the Transamerica High Yield Bond Fund (separate account) exchanged all of its assets for shares in the Transamerica Premier High Yield Bond Fund ("Fund"). The inception date of the Fund is considered to be September 1, 1990, the separate account's inception date. The performance prior to July 1, 1998 is the separate account's performance recalculated to reflect the actual fees and expenses of the Fund. The separate account was not registered under the Investment Company Act of 1940 ("1940 Act") and therefore was not subject to certain restrictions imposed in the 1940 Act; and if the separate account had been registered under the 1940 Act, the separate account's performance may have been affected.

***The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

+Merrill Lynch High Yield, Cash Pay, BB-B Rated Index is an unmanaged index comprised of the value-weighted measure of approximately 1,500 BB and B rated bonds.

++Merrill Lynch U.S. High Yield Cash Pay Index is an unmanaged portfolio constructed to mirror the public high-yield debt market.

These indexes do not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents.

FEES AND EXPENSES

The table below provides a breakdown of the expenses you may pay if you buy and hold shares of the Fund.

                                SHAREHOLDER FEES

                   (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum Sales Charge (load) imposed on
  purchases                                      None
Maximum Deferred Sales Charge (load)             None
Redemption Fee on shares held 90 calendar
  days or less (as a % of amount redeemed)       None

                         ANNUAL FUND OPERATING EXPENSES

                (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)(1)

Advisory Fees(2)                               0.53%
Distribution and Service (12b-1) Fees          0.25%
Other Expenses                                 0.41%
                                           ---------
Total Annual Fund Operating Expenses           1.19%
Expense Reduction(2)                           0.29%
                                           ---------
Net Operating Expenses                         0.90%

(1)Annual Fund operating expenses are based upon the Fund's expenses for the fiscal year ended December 31, 2006.

(2)
Through an expense arrangement, TIM has contractually agreed to waive part of its Advisory Fee and/or to reimburse any other operating expenses to ensure that annualized expenses for the Fund (other than interest, taxes, brokerage commissions and extraordinary expenses) will not exceed 0.90%. This measure may increase the Fund's return. TIM may, from time to time, assume additional expenses.

A $25 fee is assessed every year against an account that has been open for over 2 years whose balance is less than $1,000.

EXAMPLE

The table below is to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

The example assumes that you make a one-time investment of $10,000 in the Fund and hold your shares for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same as shown above. The example assumes no fees for IRA accounts. Costs are the same whether you redeem at the end of any period or not.

                                   INVESTMENT PERIOD
--------------------------------------------------------------
                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------
Premier High Yield Bond
  Fund                    $92      $287      $498      $1,150

You should not consider the information contained in the above example a representation of future expenses. The actual expenses may be more or less than those shown.

ADDITIONAL INFORMATION

MANAGEMENT

INVESTMENT ADVISER:

     Transamerica Investment Management, LLC

     11111 Santa Monica Blvd., Suite 820

     Los Angeles, California 90025

ADVISORY FEE:

     0.53% of Average Daily Net Assets*

*For more information, see "Shareholder Information--Advisory Fees."

                         TRANSAMERICA PREMIER FUNDS PROSPECTUS - INVESTOR SHARES

TRANSAMERICA PREMIER HIGH YIELD

BOND FUND


PORTFOLIO MANAGERS

The managers for the Fund are listed below, followed by a brief biography for each manager.

PETER O. LOPEZ

Portfolio Manager (lead)

Peter O. Lopez is principal and Portfolio Manager at TIM. Mr. Lopez is the Lead Manager for the Transamerica Premier High Yield Bond Fund and the Co-Manager of the Transamerica Premier Institutional Bond Fund. He also manages sub-advised funds and institutional accounts in the Fixed Income discipline. Prior to joining TIM in 2003, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as Senior Fixed Income Analyst for Transamerica Investment Services from 1997-2000. He holds an M.B.A. in finance and accounting from the University of Michigan and received a B.A. in Economics from Arizona State University.

SCOTT L. DINSDALE, CFA

Portfolio Manager (co)

Scott L. Dinsdale is a Senior Securities Analyst at TIM. Mr. Dinsdale is the Co-Manager of the Transamerica Premier High Yield Bond Fund (since August 2005). He re-joined TIM in 2005 after previously serving as a Fixed Income Analyst from 1999-2000. Mr. Dinsdale was a Portfolio Manager and Analyst in the High Yield and Convertible Securities group at Pacific Life Insurance Co., as well as a Director at Standard and Poor's Ratings Group. He holds an M.B.A. in finance and international business from the Stern School of Business at New York University and received a B.A. in business administration from San Diego State University.

BRIAN W. WESTHOFF, CFA

Portfolio Manager (co)

Brian W. Westhoff is a Senior Securities Analyst at TIM. Mr. Westhoff is the Co-Manager of the Transamerica Premier High Yield Bond Fund (since August 2005). Prior to joining TIM in 2003, Mr. Westhoff worked as an Equity Research Intern with Credit Suisse Asset Management, as a Fixed Income Investment Analyst at St. Paul Companies, and as an Argentine/Oil and Gas Equity Research Intern with Merrill Lynch in Argentina. He holds an M.B.A. from Thunderbird, The Garvin Graduate School of International Management and received a B.S. in business administration from Drake University.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The Fund's SAI provides additional information about each manager's compensation, other accounts managed by each manager and each manager's ownership of securities in the Funds.

TRANSAMERICA PREMIER FUNDS PROSPECTUS - INVESTOR SHARES

TRANSAMERICA PREMIER CASH RESERVE FUND

OBJECTIVE

The Fund seeks to maximize current income from money market securities consistent with liquidity and preservation of principal.

PRINCIPAL STRATEGIES AND POLICIES

This is a money market fund. It invests primarily in a diversified selection of high-quality U.S. dollar-denominated money market instruments with remaining maturities of 13 months or less. The Investment Adviser looks for securities with minimal credit risk. The Fund maintains an average maturity of 90 days or less.

To achieve its goal, the Fund invests primarily in:

- Short-term corporate obligations, including commercial paper, notes and bonds

- Obligations issued or guaranteed by the U.S. and foreign governments and their agencies or instrumentalities

- Obligations of U.S. and foreign banks or their foreign branches, and U.S. savings banks

- Repurchase agreements involving any of the securities mentioned above

Bank obligations purchased for the Fund are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the Fund are limited to U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the Fund must be issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations. The commercial paper and other short-term corporate obligations the Investment Adviser buys for the Fund are determined by the Investment Adviser to present minimal credit risks.

The Fund seeks to maintain a stable net asset value of $1.00 per share by:

- Investing in securities which present minimal credit risk

- Maintaining the average maturity of obligations held in the Fund's portfolio at 90 days or less

PRINCIPAL RISKS

Your primary risk of investing in this Fund is that the performance will not keep up with inflation and its real value will go down. Also, the Fund's performance can go down if a security issuer fails to pay the principal or interest payments when due; but this risk is generally lower due to the shorter term of money market obligations.

The interest rates on short-term obligations held in the Fund's portfolio will vary, rising or falling with short-term interest rates generally. The Fund's yield will tend to lag behind general changes in interest rates. The ability of the Fund's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

The Fund is also subject to the risk that the issuer of a security in which it invests may fail to pay the principal or interest payments when due. This will lower the return from, and the value of, the security, which will lower the performance of the Fund.

To the extent this Fund invests in foreign securities, it is subject to changing political and economic climates and potentially less liquidity.

An investment in this Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

ALTHOUGH WE SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, YOU MAY LOSE MONEY BY INVESTING IN THIS FUND.

These and other risks are described further in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. In addition, investors should note that the Fund publishes its holdings on its website at www.transamericafunds.com 30 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

INVESTOR PROFILE

This Fund is intended for investors who seek a low risk, relatively low cost way to achieve current income through high-quality money market securities.

PAST PERFORMANCE

The bar chart and the table below provide some indication of the risks of investing in the Fund by showing you how the Fund's performance has varied from year to year, and how the Fund's average annual total returns for different periods compare to the returns of a broad measure of market performance. The Fund's benchmark, the iMoney Net Money Fund Report, is a widely recognized composite of all taxable money market funds. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. IF THE INVESTMENT ADVISER HAD NOT WAIVED FEES, THE AGGREGATE TOTAL RETURN OF THE FUND WOULD HAVE BEEN LOWER.

                         TRANSAMERICA PREMIER FUNDS PROSPECTUS - INVESTOR SHARES

TRANSAMERICA PREMIER CASH RESERVE FUND


YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 (%)

98                                                                               5.45
99                                                                               5.05
00                                                                               6.34
01                                                                               4.12
02                                                                               1.62
03                                                                               0.92
04                                                                               1.16
05                                                                               3.06

BEST CALENDAR QUARTER: 1.63% for quarter ended 9/30/2000
WORST CALENDAR QUARTER: 0.20% for quarter ended 3/31/2004

      AVERAGE ANNUAL TOTAL RETURNS SINCE INCEPTION (AS OF 12/31/06)*
---------------------------------------------------------------------------
                                               1 YEAR    5 YEARS   10 YEARS
---------------------------------------------------------------------------
Premier Cash Reserve Fund

 Return Before Taxes                            4.91%     2.32%      3.79%

iMoneyNet Fund Report+                          4.30%     1.79%      3.28%

*Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account.

+iMoneyNet Money Fund Report(TM) -- All Taxable, First Tier is a composite of taxable money market funds that meet the SEC's definition of first tier securities contained in Rule 2a-7 under the Investment Company Act of 1940. It does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents.

NOTE: The seven-day current and effective yields were 5.13% and 5.26% for the Investor Class, respectively, as of December 31, 2006. You can get the seven-day current yield of the Transamerica Premier Cash Reserve Fund by calling 1-800-89-ASK-US.

FEES AND EXPENSES

The table below provides a breakdown of the expenses you may pay if you buy and hold shares of the Fund.

                                SHAREHOLDER FEES

                   (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum Sales Charge (load) imposed on
  purchases                                      None
Maximum Deferred Sales Charge (load)             None
Redemption Fee on shares held 90 calendar
  days or less (as a % of amount redeemed)       None

                         ANNUAL FUND OPERATING EXPENSES

                (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)(1)

Advisory Fees(2)                               0.33%
Distribution and Service (12b-1) Fees          0.00%
Other Expenses                                 0.35%
                                           ---------
Total Annual Fund Operating Expenses           0.68%
Expense Reduction(2)                           0.43%
                                           ---------
Net Operating Expenses                         0.25%

(1)Annual Fund operating expenses are based upon the Fund's expenses for the fiscal year ended December 31, 2006.

(2)
Through an expense cap arrangement, TIM has contractually agreed to waive part of its Advisory Fee and/or to reimburse any other operating expenses to ensure that annualized expenses for the Fund (other than interest, taxes, brokerage commissions and extraordinary expenses) will not exceed 0.25%. This measure will increase the Fund's return. TIM may, from time to time, assume additional expenses.

The Fund's distributor has agreed to waive the distribution fees for the Fund until at least April 30, 2008. This fee waiver may be terminated at any time without notice after April 30, 2008.

A $25 fee is assessed every year against account that has been open for over 2 years whose balance is less than $1,000.

EXAMPLE

The table below is to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

The example assumes that you make a one-time investment of $10,000 in the Fund and hold your shares for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same as shown above. The example assumes no fees for IRA accounts. Costs are the same whether you redeem at the end of any period or not.

                                  INVESTMENT PERIOD
-------------------------------------------------------------
                        1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------------------------------
Premier Cash Reserve
  Fund                   $26       $80      $141       $385

You should not consider the information contained in the above example a representation of future expenses. The actual expenses may be more or less than those shown.

ADDITIONAL INFORMATION

MANAGEMENT

INVESTMENT ADVISER:

     Transamerica Investment Management, LLC

     11111 Santa Monica Blvd., Suite 820

     Los Angeles, California 90025

ADVISORY FEE:

     0.33% of Average Daily Net Assets*

*For more information, see "Shareholders Information--Advisory Fees."

TRANSAMERICA PREMIER FUNDS PROSPECTUS - INVESTOR SHARES

SHAREHOLDER INFORMATION

THE INVESTMENT ADVISER

The Investment Adviser of the Funds is Transamerica Investment Management, LLC, at 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025 ("TIM"). TIM is controlled by Transamerica Investment Services, Inc. ("TISI"). TISI is a subsidiary of Transamerica Corporation, 600 Montgomery Street, San Francisco, California 94111. Transamerica Corporation is a subsidiary of AEGON N.V., an international insurance group.

The Investment Adviser's duties include, but are not limited to:

- Managing the investments of each Fund

- Ensuring that investments are consistent with each Fund's investment objective, strategies and policies and comply with government regulations

- Developing and implementing an investment program for the Funds

ADVISORY FEES

Premier Focus and Growth Opportunities Funds

Each of the Premier Focus and Growth Opportunities Funds pays the Investment Adviser an advisory fee based on an annual percentage of the average daily net assets of each Fund. It is accrued daily and paid monthly. The fees may be higher than the average advisory fee paid to the investment advisers of other similar funds. The advisory fees, payable under the investment advisory agreement, are shown below. The Investment Adviser may waive some or all of its fees from time to time at its discretion.

                                      AS A % OF AVERAGE
FUND                                  DAILY NET ASSETS
-------------------------------------------------------
Premier Focus Fund                          0.60%
Premier Growth Opportunities Fund           0.60%

The Premier Focus and Growth Opportunities Funds will pay the Advisory Fees at the annual rates shown above until April 30, 2008. Starting May 1, 2008, each of the Premier Focus and Growth Opportunities Funds will pay TIM an Advisory Fee with a performance-based component, so that if a Fund's performance is greater than that of its benchmark, the S&P 500 Index for the Premier Focus Fund and the Russell 2500 Growth Index for the Premier Growth Opportunities Fund, TIM will earn more; and if it is less than that of the Index, TIM will earn less. The first component of TIM's performance-based Advisory Fee will be a "base fee," paid monthly, equal to 1/12th of 0.60% of daily net assets averaged over the most recent month (0.60% of average daily net assets on an annualized basis). The second component will be a performance adjustment that either increases or decreases the base fee, depending on how a Fund performed relative to its benchmark over a trailing 36-month period (the performance period). The performance adjustment will be calculated on the Fund's net assets averaged over the performance period. The base fee will be accrued daily and paid monthly.

For each of the Premier Focus and Growth Opportunities Funds, the base fee will be adjusted on a monthly basis, depending on the Fund's performance. When the Fund's investment performance matches the investment record of the benchmark over the performance period, TIM will be entitled to receive only the base fee. Each month, if the investment performance of a Fund exceeds the investment record of the benchmark by 0.10 percentage point (0.10%) over the performance period, the performance adjustment will increase the monthly management fee paid to TIM by 1/12th of 0.01% of daily net assets averaged over the performance period. A similar increase will occur for each additional tenth of a percentage point by which the investment performance exceeds the investment record, reaching a maximum positive monthly adjustment of 1/12th of 0.40% of daily net assets averaged over the performance period if the Fund outperforms the investment record of its benchmark by 4 percentage points or more over the performance period. This maximum fee would correspond to a monthly Advisory Fee of 1/12th of 1.00% of average daily net assets if the Fund's average daily net assets remain constant over the performance period. Similarly, if the investment performance of a Fund trails the investment record of the benchmark by 0.10 percentage point (0.10%) over the performance period, the performance adjustment will decrease the monthly Advisory Fee paid to TIM by 1/12th of 0.01% of daily net assets averaged over the performance period. A similar decrease will occur for each additional tenth of percentage point by which the investment performance trails the investment record, reaching a maximum negative monthly adjustment of 1/12th of 0.40% of daily net assets averaged over the performance period if the Fund underperforms the investment record of its benchmark by 4 percentage points or more over the performance period. This minimum fee would correspond to a monthly Advisory Fee of 1/12th of 0.20% of average daily net assets if the Fund's average daily net assets remain constant over the performance period.

The table below includes examples showing the total Advisory Fees, expressed as a percentage of each of the Premier Focus and Growth Opportunities Funds' annual average daily net assets, that would be paid by the Funds at different levels of Fund investment performance against the investment record of their respective benchmark. THE TABLE ASSUMES THAT THE AVERAGE DAILY NET ASSETS OF THE FUNDS REMAIN CONSTANT OVER THE PERFORMANCE PERIOD. THE ACTUAL MANAGEMENT FEES PAID BY THE FUNDS COULD BE HIGHER OR LOWER DEPENDING ON WHETHER THE NET ASSETS OF THE FUNDS INCREASE OR DECREASE.

                         TRANSAMERICA PREMIER FUNDS PROSPECTUS - INVESTOR SHARES

SHAREHOLDER INFORMATION


The Advisory Fee will be prorated for any month for which the arrangement is not in effect for the entire month.

          % POINT
         DIFFERENCE
          BETWEEN
       PERFORMANCE OF   ADJUSTMENT
        THE FUND AND    TO BASE FEE    ANNUAL FEE
         INVESTMENT       (ON AN        RATE AS
       RECORD OF ITS    ANNUALIZED      ADJUSTED
           INDEX*         BASIS)      (ANNUALIZED)
---------------------------------------------------------
             +4           +0.40%         1.00%

             +3           +0.30%         0.90%
             +2           +0.20%         0.80%

             +1           +0.10%         0.70%
              0                0         0.60%

             -1           -0.10%         0.50%
             -2           -0.20%         0.40%

             -3           -0.30%         0.30%
             -4           -0.40%         0.20%

* Measured over the performance period, which is a rolling 36-month period ending with the most recent calendar month. The base fee is calculated on the basis of the Fund's net assets, averaged over the most recent month. The adjustment to the base fee (also called "performance adjustment") is calculated on the Fund's net assets averaged over the rolling performance period. BY VIRTUE OF USING A "ROLLING" PERFORMANCE PERIOD OF 36 MONTHS, THE ACTUAL FEES PAID BY THE FUND TO TIM MAY DIFFER FROM THE MAXIMUM OR MINIMUM ANNUAL FEE RATES SHOWN IN THIS TABLE, PARTICULARLY IF THE AVERAGE DAILY NET ASSETS OF THE FUND DO NOT REMAIN CONSTANT DURING THE ROLLING 36-MONTH PERIOD. Additional information about how the performance of the Fund and the index will be calculated is available in the Funds' SAI.

Since the adjustment to the base fee will be based on the comparative performance of each of the Premier Focus and Growth Opportunities Funds against their respective benchmark, the controlling factor is not whether the performance of the Fund is up or down, but whether it exceeds or lags the record of the benchmark. Accordingly, it is possible that a Fund will pay the maximum Advisory Fee even though the Fund had overall negative investment performance during the performance period if the Fund's performance significantly exceeds the performance of the benchmark. In addition, the relative performance of the Fund against the benchmark is measured only for the relevant performance periods and does not take into account performance over longer or shorter periods of time.

Premier Equity, Diversified Equity and Balanced Funds

The Investment Adviser is entitled to be paid by each of the Premier Equity, Diversified Equity, and Balanced Funds an annual Advisory Fee, which is accrued daily and paid monthly, that may vary between 0.50% of each such Fund's average daily net assets (the "Minimum Fee" in the table below) and the maximum Advisory Fees payable by these Funds (the "Maximum Fee" in the table below), subject to a contractual limitation ("Expense Cap" in the table below) applicable to each such Fund's annual total operating expenses. If payment of the Maximum Fee would result in a Fund's annualized operating expenses in any month to exceed the applicable Expense Cap, the Advisory Fee payable to the Investment Adviser will reduce from the Maximum Fee (but not below the Minimum Fee) in an amount sufficient to limit annualized Fund operating expenses to the Expense Cap. If payment of the Minimum Fee would result in Fund operating expenses exceeding the Expense Cap, the Investment Adviser and/or its affiliates will remit to the Fund an amount sufficient to limit annualized Fund operating expenses to the Expense Cap. If in any month a Fund's annualized operating expenses (assuming payment of the Maximum Fee) are lower than the Expense Cap, the Investment Adviser may recoup any previous reduction of adviser fees from the Maximum Fee during the then-current fiscal year and any amounts previously remitted to the Fund to maintain the Expense Cap during the then-current fiscal year, subject to maintenance of the Expense Cap and payment of an annual Advisory Fee that does not exceed the Maximum Fee. Following the end of each fiscal year, the Investment Adviser will not be able to recoup Advisory Fee reductions or payments to a Fund during the prior fiscal year; and any necessary adjustments will be made in order to maintain the Expense Cap for that fiscal year.

TRANSAMERICA PREMIER FUNDS PROSPECTUS - INVESTOR SHARES

SHAREHOLDER INFORMATION


The following table summarizes the Expense Cap and range of Advisory Fees by the Equity, Diversified Equity and Balanced Funds:

                   INVESTMENT ADVISER
                      COMPENSATION
              (AS A PERCENTAGE OF A FUND'S
                AVERAGE DAILY NET ASSETS)      EXPENSE CAP
              -----------------------------       (AS A
                                              PERCENTAGE OF
                                               TOTAL FUND
              MINIMUM                           OPERATING
FUND            FEE         MAXIMUM FEE         EXPENSES
-----------------------------------------------------------
Premier        0.50%     0.85% for the            1.15%*
Equity Fund              first $1 billion
                         of assets in the
                         Fund; 0.82% of the
                         next $1 billion;
                         and 0.80% of
                         assets in excess
                         of $2 billion

Premier        0.50%     0.75% for the            1.15%*
Diversified              first $1 billion
Equity Fund              of assets in the
                         Fund: 0.72% of the
                         next $1 billion;
                         and 0.70% of
                         assets in excess
                         of $2 billion
Premier        0.50%     0.75% for the            1.10%*
Balanced                 first $1 billion
Fund                     of assets in the
                         Fund; 0.72% of the
                         next $1 billion;
                         and 0.70% of
                         assets in excess
                         of $2 billion

* To the extent that payment of the Minimum Fee, when added to a Fund's other annualized operating expenses, would exceed the Expense Cap in any month, the Investment Adviser and/or its affiliates will remit to the Fund an amount that is sufficient to pay the excess amount and maintain the Expense Cap.

Premier High Yield Bond and Cash Reserves Funds

For its services to the Premier High Yield Bond and Cash Reserve Funds, the Investment Adviser is entitled to receive Advisory Fees of 0.53% and 0.33%, respectively, based on an annual percentage of the Funds' average daily net assets.

ADVISORY FEES PAID IN 2006

For the fiscal year ended December 31, 2006, each Fund paid the following Advisory Fee as a percentage of the Fund's average daily net assets, after reimbursement and/or fee waivers (if applicable).

FUND                                       PERCENTAGE
-----------------------------------------------------
Premier Focus Fund                           0.60%

Premier Equity Fund                          0.66%

Premier Growth Opportunities Fund            0.60%

Premier Diversified Equity Fund              0.52%

Premier Balanced Fund                        0.56%

Premier High Yield Bond Fund                 0.24%

Premier Cash Reserve Fund                    0.00%

Each Fund pays all the costs of its operations that are not assumed by the Adviser, including:

- Custodian

- Legal

- Auditing

- Administration

- Registration fees and expenses

- Fees and expenses of directors unaffiliated with the Investment Adviser

The Adviser allocates the expenses that are not Fund-specific among the Funds based on the net assets of each Fund.

Out of its own assets, and not out of the Funds' assets, the Adviser (or its affiliates) may pay for distribution and for shareholder services with respect to the funds provided by broker/dealers and other financial intermediaries.

A discussion regarding the basis of the Funds' Board of Directors approval of the Funds' advisory arrangements will be available in the Funds' semi-annual report for the fiscal half-year ending June 30, 2007.

Transamerica Premier Funds make opening an account, investing in shares and account management as easy and efficient as possible. For your convenience, we also provide a complete range of services to meet your investment and financial transaction needs.

TO CONTACT TRANSAMERICA PREMIER

- Customer Service:  1-800-892-7587

- Internet:  www.transamericafunds.com

- Fax:  1-866-476-0578

                         TRANSAMERICA PREMIER FUNDS PROSPECTUS - INVESTOR SHARES

SHAREHOLDER INFORMATION


Mailing Address:   Transamerica Premier Funds
P.O. Box 219427
                   Kansas City, MO 64121-9427

Overnight Address: Transamerica Premier Funds
                   330 West 9th Street
                   Kansas City, MO 64105

OPENING AN ACCOUNT

Fill out the New Account Application which is included with this prospectus or available on our website.

IRAs and other retirement plan accounts require different applications, which you can request by calling Customer Service or by visiting our website.

Note: To help the U.S. government fight the funding of terrorism and money laundering activities, the USA PATRIOT Act requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account. On your application, be sure to include your name, date of birth (if an individual), residential address and Social Security Number or taxpayer identification number. If there are authorized traders on your account, please provide this information for each trader. If you do not provide this information, your account will not be established. If Transamerica Premier Funds cannot verify your identity within 30 days from the date your account is established, your account may be closed based on the next calculated net asset value per share ("NAV").

MINIMUM INVESTMENT

                                  MINIMUM      MINIMUM
                                  INITIAL     SUBSEQUENT
                                 INVESTMENT   INVESTMENT
                                 (PER FUND    (PER FUND
TYPE OF ACCOUNT                   ACCOUNT)     ACCOUNT)
--------------------------------------------------------
Regular Accounts                   $1,000         $50

IRAs (Traditional and Roth) and
  Coverdell ESAs                     $250         $50
Uniform Gift to Minors ("UGMA")
  or Transfer to Minors
  ("UTMA")                           $250         $50

Payroll Deduction and Automatic
  Investment Plans                    $50         $50*

* Minimum per monthly fund account investment.

NOTE: Transamerica Premier Funds reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part. The minimum initial and minimum subsequent investment requirements have been waived for wrap programs at broker/dealer firms having applicable selling and wrap agreements with the Fund and certain qualified retirement plans, excluding IRAs.

BY MAIL

- Send your completed application and check made payable to Transamerica Fund Services, Inc.

THROUGH AN AUTHORIZED DEALER

- The dealer is responsible for opening your account and providing Transamerica Premier Funds with your taxpayer identification number.

BUYING SHARES
Purchase requests initiated through an automated service that exceed $50,000 per day are not permitted and must be submitted in writing.

BY CHECK

- Make your check payable and mail to Transamerica Fund Services, Inc.

- If you are opening a new account, send your completed application along with your check.

- If you are purchasing shares in an existing account(s), please reference your Transamerica Premier fund and account numbers.

- Redemption proceeds will be withheld for 15 calendar days from the date of purchase for funds to clear. Certain exceptions may apply.

- Transamerica Premier Funds does not accept money orders, traveler's checks, credit card convenience checks or cash. Cashier's checks, starter checks, and third-party checks may be accepted, subject to approval by Transamerica Premier Funds.

BY AUTOMATIC INVESTMENT PLAN

- With an Automatic Investment Plan ("AIP"), a level dollar amount is invested monthly and payment is deducted electronically from your bank account. Due to your bank's requirements, please allow up to 30 days for your AIP to begin. Investments may be made between the 3rd and 28th of each month only, and will occur on the 15th if no selection is made. Call Customer Service for information on how to establish an AIP or visit our website to obtain an AIP request form.

BY TELEPHONE

- You may request an electronic transfer of funds from your bank account to your Transamerica Premier account. The electronic bank link option must be established in advance before Automatic Clearing House purchases will be accepted. (Call Customer Service or visit our website for information on how to establish an electronic bank link.) Due to your bank's requirements, please allow up to 30 days to establish this option.

TRANSAMERICA PREMIER FUNDS PROSPECTUS - INVESTOR SHARES

SHAREHOLDER INFORMATION


THROUGH AUTHORIZED DEALERS

- If your dealer has already established your account for you, no additional documentation is needed. Call your dealer to place your order. Transamerica Premier Funds must receive your payment within three business days after your order is accepted.

BY THE INTERNET

- You may request an electronic transfer of funds from your bank account to your Transamerica Premier Funds account. The electronic bank link option must be established in advance before Automated Clearing House purchases will be accepted. (Call Customer Service or visit our website for information on how to establish an electronic bank link).

BY PAYROLL DEDUCTION

- You may have money transferred regularly from your payroll to your Transamerica Premier Funds account. Call Customer Service to establish this deduction.

BY WIRE TRANSFER

- You may request that your bank wire funds to your Transamerica Premier Funds account (note that your bank may charge a fee for such service). You must have an existing account to make a payment by wire transfer. Ask your bank to send your payment to: Bank of America, NA, Charlotte, NC, ABA# 0260-0959-3, DDA# 5486005475. Provide shareholder name, fund and account numbers.

- Shares will be purchased at the next determined net asset value per share
  (NAV) after receipt of your wire if you have supplied all other required information.

OTHER INFORMATION

If your check, draft or electronic transfer is returned unpaid by your bank, you will be charged a fee of $20 for each item that has been returned. Transamerica Premier Funds reserves the right to terminate your electronic draft privileges if the drafts are returned unpaid by your bank.

Transamerica Premier Funds or its agents may reject a request for purchase of shares at any time, in whole or in part, including any purchase under the exchange privilege. To the extent authorized by law, Transamerica Premier Funds and each of the Funds reserves the right to discontinue offering shares at any time, to reorganize, or to cease operating entirely.

SELLING SHARES

Selling shares is also referred to as "redeeming" shares. You can redeem your shares at any time.

Proceeds from the redemption of your shares will usually be sent within three business days after receipt in good order of your request for redemption (unless you request to receive payment by wire or another option described below). However, Transamerica Premier Funds has the right to take up to seven days to pay your redemption proceeds, and may postpone payment under certain circumstances, as authorized by law. In cases where shares have recently been purchased by personal checks (or other circumstances where the purchase money has not yet been collected), redemption proceeds will be withheld for 15 calendar days from the date of purchase for funds to clear. Certain exceptions may apply. Shares purchased by wire are immediately available and are not subject to the 15 day holding period.

Please note that redemption requests initiated through an automated service that exceed $50,000 per day are not permitted and must be submitted in writing. Additionally, requests totaling more than $100,000 must be in writing with an original signature guarantee by all shareholders.

The electronic bank link option must be established in advance for payments made electronically to your bank such as Automated Clearing House or Expedited Wire Redemptions. Call Customer Service to verify this feature is in place on your account or to obtain information on how to establish electronic bank link.

TO REQUEST YOUR REDEMPTION AND RECEIVE PAYMENT BY:

DIRECT DEPOSIT - AUTOMATIC CLEARINGHOUSE ("ACH")

- You may request an "ACH redemption" in writing, by phone or by internet access to your account. Payment should usually be received by your bank account 2-4 banking days after your request is received in good order. Transamerica Premier Funds does not charge for this payment option. Certain IRAs and qualified retirement plans may not be eligible for ACH redemptions.

DIRECT DEPOSIT - WIRE

- You may request an "Expedited Wire Redemption" in writing or by phone. The electronic bank link option must be established in advance. Otherwise, an original signature guarantee will be required. Wire redemptions have a minimum of $1,000 per wire. Payment should be received by your bank account the next banking day after your request is received in good order. Transamerica Premier Funds charges $10 for this service. Your bank may charge a fee as well.

CHECK TO ADDRESS OF RECORD

- WRITTEN REQUEST: Send a letter requesting a withdrawal to Transamerica Fund Services, Inc. Specify the fund, account number and dollar amount or number of shares you wish to

                         TRANSAMERICA PREMIER FUNDS PROSPECTUS - INVESTOR SHARES

SHAREHOLDER INFORMATION


  redeem. Be sure to include all shareholders' signatures and any additional documents, as well as an original signature guarantee(s) if required. If you are requesting a distribution from an IRA, federal tax withholding of 10% will apply unless you elect otherwise. If you elect to withhold, the minimum tax withholding rate is 10%.

- TELEPHONE OR INTERNET REQUEST: You may request your redemption by phone or Internet.

CHECK TO ANOTHER PARTY/ADDRESS

- This request must be in writing, regardless of amount, signed by all account owners, with an original signature guarantee.

SYSTEMATIC WITHDRAWAL PLAN (BY DIRECT DEPOSIT ACH OR CHECK)

- You can establish a Systematic Withdrawal Plan ("SWP") either at the time you open your account or at a later date. Call Customer Service for information on how to establish a SWP or visit our website to obtain a SWP form.

THROUGH AN AUTHORIZED DEALER

- You may redeem your shares through an authorized dealer. (They may impose a service charge.) Contact your Registered Representative or call Customer Service for assistance.

YOUR REQUEST TO SELL YOUR SHARES AND RECEIVE PAYMENT MAY BE SUBJECT TO:

- The type of account you have, and if there is more than one shareholder.

- The dollar amount you are requesting. Redemptions over $50,000 must be in writing, and those redemptions totaling more than $100,000 require a written request with an original signature guarantee.

- A written request or an original signature guarantee may be required if there have been recent changes made to your account (such as an address change) or other such circumstances. For your protection, if an address change was made in the last 10 days, Transamerica Premier Funds requires a redemption request in writing, signed by all account owners with an original signature guarantee.

- Redemption proceeds will be withheld for 15 calendar days from the date of purchase for funds to clear. Certain exceptions may apply.

- When redeeming all shares from an account with an active Automatic Investment Plan ("AIP"), your AIP will automatically be stopped. Please contact Customer Service if you wish to re-activate your AIP.

- Each Fund reserves the right to refuse a telephone redemption request if it is believed it is advisable to do so. The telephone redemption option may be suspended or terminated at any time without advance notice.

- Shares will normally be redeemed for cash, although each Fund retains the right to redeem its shares in kind, under unusual circumstances, in order to protect the interests of shareholders by the delivery of securities selected from its shareholders at its discretion. Please see the SAI for more details.

- If you request that a withdrawal check be delivered overnight, a $20 overnight fee will be charged; for Saturday delivery, a $30 overnight fee will be charged. These fees may be adjusted from time to time.

Please see additional information relating to signature guarantees later in this prospectus.

EXCHANGING SHARES

- You may request an exchange in writing, by phone, or by accessing your account through the internet.

- You can exchange shares in one fund for shares of another fund offered in this prospectus.

- The minimum exchange to a new fund account is $1,000, unless your account is a UGMA, UTMA, or IRA, in which event it is $250. If you want to exchange between existing fund accounts, the required minimum will be $50.

- An exchange is treated as a redemption of a fund's shares, followed by a purchase of the shares of the fund into which you exchanged. Prior to making exchanges into a fund that you do not own, please read the prospectus carefully.

- If you exchange all your shares to a new fund, any active systematic plan that you maintain with Transamerica Premier will also carry over to this new fund unless otherwise instructed.

- Transamerica Premier Funds reserves the right to modify or terminate the exchange privilege at any time upon 60 days written notice.

- Transamerica Premier Funds reserves the right to deny any request involving transactions between classes of shares.

REDEMPTION FEES

REDEMPTION FEE ASSESSMENT

In an effort to protect the interests of shareholders, Transamerica Premier Funds has instituted a short-term redemption fee on the Funds referenced below. We believe that such a fee may discourage short-term traders (or "market timers") of these Funds and is, therefore, in the best interests of the Funds.

Shares of the Transamerica Premier Diversified Equity Fund, Transamerica Premier Equity Fund, Transamerica Focus Fund, and

TRANSAMERICA PREMIER FUNDS PROSPECTUS - INVESTOR SHARES

SHAREHOLDER INFORMATION


Transamerica Premier Growth Opportunities Fund purchased on or after October 1, 2003, that are sold or exchanged within 90 days of the purchase will be assessed a redemption fee of 2% of the value of the shares sold or exchanged. Exemptions to the redemption fee include: 1) shares of these Funds purchased on or before September 30, 2003; 2) shares purchased through reinvested distributions (dividends and/or capital gains); 3) shares purchased within 401(k) and other employer-sponsored retirement plans. These Funds reserve the right to waive the redemption fee in special situations where we believe such a waiver is warranted.

For the purpose of determining whether the redemption fee applies, the shares held the longest will be redeemed first. Any applicable fee will be deducted from the redemption proceeds that result from the order to exchange or sell. These Funds will retain the redemption fees to help offset broker commissions, market impact and other costs associated with fluctuations in such Fund's asset levels.

REDEMPTIONS THROUGH FINANCIAL INTERMEDIARIES

You are an investor subject to this 2% short-term trading redemption fee whether you are a direct shareholder of a Fund or you are investing indirectly in a Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment adviser, an administrator or trustee of a savings plan (other than a 401(k) or other employer-sponsored retirement plan) or a 529 college savings plan that maintains a master account (an "Omnibus Account") with the Fund for trading on behalf of its customers. Currently, only certain intermediaries have the ability to collect each Fund's redemption fee on the Fund's behalf from their customers' accounts. As a result, the ability of each Fund to monitor trades that are placed by Omnibus Accounts or other nominee accounts and assess redemption fees is severely limited in those instances in which a broker, administrator or other intermediary maintain the record of each Fund's underlying beneficial owners. Even in the case of these intermediaries who are collecting the redemption fee, due to policy, operational and/or systems' requirements and limitations, these intermediaries may use criteria and methods for tracking, applying and/or calculating the fee that may differ in some respects from that of a fund. Each Fund will continue to encourage all financial intermediaries to develop the capability to assess the redemption fee from their customers who invest in the Fund. If you are investing in Fund shares through a financial intermediary, you should contact your financial intermediary for more information on any differences in how the redemption fee is applied to your investments in a Fund.

The assessment of redemption fees will be waived for accounts held in wrap programs at broker/dealer firms having applicable selling and wrap agreements with the Fund.

The minimum initial and minimum subsequent investment requirements, as well as assessment of redemption fees, will be waived (to the extent applicable) with respect to transactions in an account in the Transamerica Premier Equity Fund maintained by Fidelity Management Trust Company ("FMTC") on behalf of one or more 401(k) or other retirement plans. Net purchase and/or redemption orders forwarded on behalf of plan participants by FMTC with respect to the account will not be considered to be market timing or disruptive trading for purposes of the Fund's compliance policies, and FMTC's market timing and disruptive trading policies (and not those of the Fund) will apply to transactions by plan participants.

The Statement of Additional Information contains additional information.

INVOLUNTARY REDEMPTIONS

Each fund reserves the right to close your account if the account value falls below the fund's minimum account balance, or you are deemed to engage in activities that are illegal (such as late trading) or otherwise believed to be detrimental to the fund (such as market timing or frequent small redemptions). Involuntary redemptions are subject to applicable redemption fees unless Transamerica Premier provides a waiver.

FEATURES AND POLICIES

MARKET TIMING/EXCESSIVE TRADING

Some investors try to profit from various short-term or frequent trading strategies known as market timing. Examples of market timing include switching money into funds when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one fund to another and then back again after a short period of time. As money is shifted in and out, a fund incurs expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of fund shares disrupt portfolio management, hurt fund performance and drive fund expenses higher. For example, the fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs or realize taxable capital gains without attaining any investment advantage. These costs are borne by all shareholders, including long-term investors who do not generate the costs.

TRANSAMERICA PREMIER FUNDS' BOARD OF DIRECTORS HAS APPROVED POLICIES THAT ARE DESIGNED TO DISCOURAGE MARKET TIMING OR EXCESSIVE TRADING, WHICH INCLUDE LIMITATIONS ON THE NUMBER OF TRANSACTIONS IN FUND SHARES AND REDEMPTION FEES, AS DESCRIBED IN THIS PROSPECTUS. IF YOU INTEND TO ENGAGE IN SUCH PRACTICES, WE REQUEST THAT YOU DO NOT PURCHASE SHARES OF ANY OF THE FUNDS. Each Fund reserves the right to reject any request to purchase shares, including purchases in connection with an exchange transaction, which it reasonably determines to be in connection with market timing or excessive trading. The Funds generally will consider four or more exchanges between Funds, or frequent purchases and redemptions having a similar effect during any rolling three-month period to be

                         TRANSAMERICA PREMIER FUNDS PROSPECTUS - INVESTOR SHARES

SHAREHOLDER INFORMATION


evidence of market timing or excessive trading by a shareholder or by accounts under common control (for example, related shareholders, or a financial adviser with discretionary trading authority over multiple accounts). However, the Funds reserve the right to determine less active trading to be "excessive" or related to market timing.

While the Funds discourage market timing and excessive short-term trading, the Funds cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements. In addition, implementation of the Funds' restrictions against market timing and excessive trading may require the cooperation of financial intermediaries, which cannot necessarily be assured and there is no guarantee that the procedures used by financial intermediaries will be able to curtail frequent, short-term trading activity. For example, shareholders who seek to engage in frequent, short-term trading activity may use a variety of strategies to avoid detection, and the financial intermediaries' ability to deter such activity may be limited by operational and information systems capabilities. Due to the risk that the Funds and financial intermediaries may not detect all harmful trading activity, it is possible that shareholders may bear the risks associated with such activity.

Orders to purchase, redeem or exchange shares forwarded by certain omnibus accounts with Transamerica Premier will not be considered to be market timing or excessive trading for purposes of Transamerica Premier's policies. However, the marketing timing and excessive trading policies of these omnibus firms or plans may apply to transactions by the underlying shareholders.

See the "Exchanging Shares" section of this prospectus for further details on exchange policies.

THE FUNDS DO NOT PERMIT MARKET TIMING. DO NOT

INVEST WITH US IF YOU ARE A MARKET TIMER.

CHECKWRITING SERVICE (AVAILABLE FOR SHAREHOLDERS OF TRANSAMERICA PREMIER CASH RESERVE FUND ONLY)

If you would like to use the checkwriting service, mark the appropriate box on the application or authorization form. Your Transamerica Premier Cash Reserve Fund account must have a minimum balance of $1,000 to establish checkwriting privileges. The Fund will send you checks when it receives these properly completed documents and your check has cleared the 15-day holding period. Checks must be written for at least $250, and investments made by check or ACH must have been in your account for at least 15 calendar days before you can write checks against them. A service fee of $10 applies for those checks written under $250. When the check is presented for payment, the Fund will redeem a sufficient number of full and fractional shares in your account at that day's net asset value to cover the amount of the check. Checks presented against your account in an amount that exceeds your available balance will be returned for "insufficient funds," and your account will incur a $20 service fee. Due to dividends accruing on your account, it is not possible to determine your account's value in advance, so you should not write a check for the entire value of your account or try to close your account by writing a check. A stop payment on a check may be requested for a $20 service fee. The payment of funds is authorized by the signature(s) appearing on the Transamerica Premier Funds application or authorization form. Each signatory guarantees the genuineness of the other signature(s).

The use of checks is subject to the rules of the Transamerica Premier Funds designated bank for its check writing service. Transamerica Premier Funds has chosen UMB Bank, N.A. as its designated bank for this service. UMB Bank, N.A., or its bank affiliate (the "Bank"), is appointed agent by the person(s) signing the Transamerica Premier Funds application or authorization form (the Investor(s)) and, as agent, is authorized and directed upon presentment of checks to the Bank to transmit such checks to Transamerica Premier Funds as requests to redeem shares registered in the name of the Investor(s) in the amounts of such checks.

This checkwriting service is subject to the applicable terms and restrictions, including charges, set forth in this prospectus. The Investor(s) agrees that he/she is subject to the rules, regulations, and laws governing check collection including the Uniform Commercial Code as enacted in the State of Missouri, pertaining to this checkwriting service, as amended from time to time. The Bank and/or Transamerica Premier Funds has the right not to honor checks presented to it and the right to change, modify or terminate this checkwriting service at any time.

The checkwriting service of Transamerica Premier Cash Reserve Fund is not available for IRAs or qualified retirement plans.

CUSTOMER SERVICE

Occasionally, Transamerica Premier Funds experiences high call volume due to unusual market activity or other events that may make it difficult for you to reach a Customer Service Representative by telephone. If you are unable to reach Transamerica Premier Funds by telephone, please consider visiting our website at www.transamericafunds.com. You may also send instructions by mail, by fax, or by using the In-Touch line.

TRANSAMERICA PREMIER FUNDS PROSPECTUS - INVESTOR SHARES

SHAREHOLDER INFORMATION


UNCASHED CHECKS ISSUED ON YOUR ACCOUNT

If any check Transamerica Premier Funds issues is returned by the Post Office as undeliverable, or remains outstanding (uncashed) for six months, Transamerica Premier Funds reserves the right to reinvest check proceeds back into your account at the net asset value next calculated after reinvestment. If applicable, Transamerica Premier Funds will also change your account distribution option from cash to reinvest. Interest does not accrue on amounts represented by uncashed checks. In case we are unable to reinvest check proceeds in the Fund, for example, if the Fund has been liquidated or is closed to new investments, we reserve the right to reinvest the proceeds in another Transamerica Premier Fund, such as Transamerica Cash Reserve Fund.

MINIMUM DIVIDEND CHECK AMOUNTS

To control costs associated with issuing and administering dividend checks, Transamerica Premier Funds reserves the right not to issue checks under a specified amount. For accounts with the cash by check dividend distribution option, if the dividend payment total is less than $10, the distribution will be reinvested into the account and no check will be issued.

DIVIDEND PAYMENT SCHEDULES:

FUND                                     WHEN IT PAYS
------------------------------------------------------
Premier Focus Fund                         Annually
Premier Equity Fund                        Annually
Premier Growth Opportunities Fund          Annually
Premier Diversified Equity Fund            Annually
Premier Balanced Fund                      Annually
Premier High Yield Bond Fund                Monthly
Premier Cash Reserve Fund                   Monthly

MINIMUM ACCOUNT BALANCE

Due to the proportionately higher cost of maintaining customer accounts with balances below the stated minimums for each class of shares, Transamerica Premier Funds reserves the right to close such accounts or assess an annual fee on such fund accounts to help offset the costs. However, Transamerica Premier Funds will generally provide a 60-day notification to the address of record prior to assessing a minimum account fee, or closing any account. The following describes the fees assessed to accounts with low balances:

ACCOUNT BALANCE                      FEE ASSESSMENT
(PER FUND ACCOUNT)                 (PER FUND ACCOUNT)
-----------------------------------------------------------
If your balance is below      $25 fee assessed every year,
$1,000                        until balance reaches $1,000

No fees will be charged on:

- Accounts opened within the preceding 24 months

- Accounts with an active monthly Automatic Investment Plan or payroll deduction ($50 minimum per fund account)

- Accounts owned by an individual which, when combined by Social Security Number, have a balance of $5,000 or more

- Accounts owned by individuals in the same household (by address) that have a combined balance of $5,000 or more

- UTMA/UGMA accounts

- State Street Custodial accounts

- Omnibus and Network Level 3 accounts

- Accounts for which Transamerica Premier in its discretion has waived the minimum account balance requirement

TELEPHONE TRANSACTIONS

Transamerica Premier Funds and its transfer agent, Transamerica Fund Services, Inc. ("TFS") are not liable for complying with telephone instructions that are deemed by them to be genuine. Transamerica Premier Funds and TFS will employ reasonable procedures to help ensure telephone instructions are genuine. In situations where Transamerica Premier Funds or TFS reasonably believe they were acting on genuine telephone instructions, you bear the risk of loss. These procedures may include requiring personal identification, providing written confirmation of transactions, and tape recording conversations. Transamerica Premier Funds reserves the right to modify the telephone redemption privilege at any time.

RETIREMENT AND ESA STATE STREET ACCOUNT MAINTENANCE FEES

Retirement plan and Coverdell ESA State Street accounts are subject to an annual custodial fee of $15 per fund account, with a maximum fee of $30 per Social Security Number. For example, an IRA in two fund accounts would normally be subject to a $30 annual custodial fee. The fee is waived if the total of the retirement plan and ESA account(s)' value per Social Security Number is more than $50,000.

PROFESSIONAL FEES

Your financial professional may charge a fee for his or her services. This fee will be in addition to any fees charged by Transamerica Premier Funds. Your financial professional will answer any questions that you may have regarding such fees.

SIGNATURE GUARANTEE

An original signature guarantee assures that a signature is genuine so that you are protected from unauthorized account transactions. Notarization is not an acceptable substitute. Acceptable guarantors only include participants in the Securities Transfer Agents Medallion Program (STAMP2000). Participants in STAMP2000 may include

                         TRANSAMERICA PREMIER FUNDS PROSPECTUS - INVESTOR SHARES

SHAREHOLDER INFORMATION


financial institutions such as banks, savings and loan associations, trust companies, credit unions, broker/dealers, and member firms of a national securities exchange.

An original signature guarantee is required if any of the following is applicable:

- You request a redemption or distribution transaction totaling more than $100,000 or, in the case of an IRA with a market value in excess of $100,000, you request a custodian to custodian transfer.

- You would like a check made payable to anyone other than the shareholder(s) of record.

- You would like a check mailed to an address which has been changed within 10 days of the redemption request.

- You would like a check mailed to an address other than the address of record.

- You would like your redemption proceeds wired to a bank account other than a bank account of record.

- You are adding or removing a shareholder from an account.

- You are changing ownership of an account.

The Funds reserve the right to require an original signature guarantee under other circumstances or to reject or delay a redemption on certain legal grounds.

An original signature guarantee may be refused if any of the following is applicable:

- It does not appear valid or in good form.

- The transaction amount exceeds the surety bond limit of an original signature guarantee.

- The guarantee stamp has been reported as stolen, missing or counterfeit.

EMPLOYER-SPONSORED ACCOUNTS

If you participate in an employer-sponsored plan and wish to make an allocation change to your current fund selection, you or your financial professional must notify Transamerica Premier Funds by phone or in writing. Please also remember to inform your employer of the change(s) to your fund allocation. Documentation for allocations submitted online or in writing from your employer will be used to allocate your contributions. This documentation will supersede all other prior instructions received from you or your financial professional. (Note: If you perform a partial or complete exchange to a new fund selection, your current fund allocation will remain unchanged for future contributions unless specified otherwise.)

E-MAIL COMMUNICATION

As e-mail communications may not be secure, and because we are unable to take reasonable precautions to verify your shareholder and transaction information, we cannot respond to account-specific requests received via email. For your protection, we ask that all transaction requests be submitted only via telephone, mail or through the secure link on our website.

STATEMENTS AND REPORTS

Transamerica Premier will send you a confirmation statement after every transaction that affects your account balance or registration, with the exception of transactions necessary to assess account fees. These fees may include retirement plan maintenance fees or minimum account balance fees which will be shown on your next regularly scheduled quarterly statement. Information regarding these fees is disclosed in this prospectus. Please review the confirmation statement carefully and promptly notify Transamerica Premier in writing within 90 days of any error or you will be deemed to have ratified the transaction as reported to you. If you are enrolled in the Automatic Investment Plan or Payroll Deduction, you will receive a quarterly confirmation. Information about the tax status of income dividends and capital gains distributions will be mailed to shareholders early each year.

Please retain your statements. If you require historical statements, Transamerica Premier may charge $10 per statement year up to a maximum of $50 per Social Security Number. Financial reports for the funds, which include a list of the holdings, will be mailed twice a year to all shareholders.

PRICING OF SHARES

HOW SHARE PRICE IS DETERMINED

The price at which shares are purchased or redeemed is the net asset value ("NAV") that is next calculated following receipt and acceptance of a purchase order in good order or receipt of a redemption order in good order by Transamerica Premier Funds or an authorized intermediary.

WHEN SHARE PRICE IS DETERMINED

The NAV of the Funds is determined on each day the New York Stock Exchange ("NYSE") is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a fund does not price its shares (therefore, the NAV of a fund holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the funds).

TRANSAMERICA PREMIER FUNDS PROSPECTUS - INVESTOR SHARES

SHAREHOLDER INFORMATION


Purchase orders received in good order and accepted and redemption orders received in good order before the close of business on the NYSE, usually 4:00 p.m. Eastern Time, receive the share price determined at the close of the NYSE that day (less applicable sales charges and/or redemption fees). Purchase and redemption requests received after the NYSE is closed receive the share price at the close of the NYSE the next day the NYSE is open. Purchase and redemption requests by telephone are deemed received when the telephone call is received.

HOW NAV IS DETERMINED

The NAV per share of each Fund is calculated by taking the value of the Fund's assets, subtracting the Fund's liabilities, and dividing by the number of shares of the Fund that are then outstanding.

In general, securities and other investments are valued at market value when market quotations are readily available. Fund securities listed or traded on domestic securities exchanges or the NASDAQ/ NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price ("NOCP"). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services.

When market quotations are not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), securities and other assets are valued at fair value. In that case, a valuation committee appointed by the Board of Directors may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board of Directors. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades, but before the close of the NYSE, that is likely to have changed the value of such security; the closing value is deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.

Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The valuation committee makes such determinations in good faith in accordance with the Funds' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that the Funds could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Funds determine its NAV.

DISTRIBUTION OF SHARES

DISTRIBUTION PLANS

Shares are available on a no-load basis directly to individuals, companies, retirement programs and other investors from Transamerica Capital, Inc. ("TCI"), the Distributor, 4600 Syracuse Street, Suite 1100, Denver, Colorado 80237.

Each Fund makes payments to TCI according to a plan adopted to meet the requirements of Rule 12b-1 under the Investment Company Act of 1940. The 12b-1 fees paid by each Fund's shares are used to pay distribution and service fees for the sale and distribution of the Fund's shares and to pay for non-distribution activities and services provided to shareholders. These services include compensation to financial intermediaries that sell fund shares and/or service shareholder accounts. The annual 12b-1 fee is 0.25% of the average daily net assets of each Fund, except the Transamerica Premier Cash Reserve Fund. These fees accrue daily and are based on an annual percentage of the daily average net assets.

Because these fees are paid out of each Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. In case a Fund is closed to new investors or investments, distribution fees may still be paid under the 12b-1 Plan to compensate for past distribution efforts and ongoing services rendered to shareholders.

From time to time, and for one or more Funds, the Distributor may waive all or any portion of these fees at its discretion. The fee for the Transamerica Premier Cash Reserve Fund is currently being waived until at least April 30, 2008. The Distributor may terminate this waiver at any time after April 30, 2008.

UNDERWRITING AGREEMENT

Transamerica Premier Funds has an Underwriting Agreement with Transamerica Capital, Inc. (TCI). TCI is an affiliate of Transamerica Investment Management, LLC and Transamerica Premier Funds.

                         TRANSAMERICA PREMIER FUNDS PROSPECTUS - INVESTOR SHARES

SHAREHOLDER INFORMATION


Under this agreement, TCI underwrites and distributes all classes of Fund shares and bears the expenses of offering these shares to the public. The Funds pay TCI, or its agent, fees for its services. Of the distribution and service fees it receives for Investor Class shares, TCI, or its agent, reallows or pays to brokers or dealers who sold them 0.25% of the average daily net assets of those shares.

DISTRIBUTIONS AND TAXES

TAXES ON DISTRIBUTIONS IN GENERAL

Each Fund will distribute all or substantially all of its net investment income and net capital gains to its shareholders each year. Although a fund will not have to pay income tax on amounts it distributes to shareholders, most shareholders will be taxed on amounts they receive. Shareholders who are not subject to tax on their income, such as qualified retirement accounts and other tax-exempt investors, generally will not be required to pay any tax on distributions. (See below for special rules applicable to particular funds.) If a fund declares a dividend in October, November, or December but pays it in January, you will be taxed on the dividend as if you received it in the previous year.

You normally will be taxed on distributions you receive from a fund, regardless of whether they are paid to you in cash or are reinvested in additional fund shares. A particular distribution generally will be taxable as either ordinary income or as long-term capital gain.

Distributions that are derived from net long-term capital gains will typically be taxed as long-term capital gain. Other distributions will usually be taxable as ordinary income. Except as described below, the tax consequences of a distribution do not depend upon how long you held your fund shares.

Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains and from certain qualifying dividends on corporate stock. These rate reductions do not apply to corporate taxpayers. The following are guidelines for how certain distributions by the Funds are generally taxed to individual taxpayers:

- Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15% (5% for individuals in the 10% and 15% federal tax brackets)

- Note that distributions of earnings from dividends paid by certain "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends

- A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate

- Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer. As a result, distributions from funds that invest primarily in debt securities, such as money market funds and bond funds, will not generally qualify for the 15% rate

Each Fund will send you a tax report annually summarizing the amount of and the tax aspects of your distributions.

If you buy shares of a fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as "buying a dividend."

Investors who invest through tax-deferred accounts, such as IRAs, 403(b) accounts, and qualified retirement plans, will ordinarily not be subject to tax until a distribution is made at which time such distribution is generally taxed as ordinary income. These accounts are subject to complex tax rules and each tax-deferred account investor should consult their tax advisers regarding their investments in a tax-deferred account.

TAXES ON THE SALE OR EXCHANGE OF SHARES

If you sell shares of a fund or exchange them for shares of another fund, you generally will have a capital gain or loss, which will be long-term capital gain if you held the shares for more than one year and otherwise short-term capital gain.

Such gain or loss is computed by subtracting your tax basis in the shares from the redemption proceeds (in the case of a sale) or the value of the shares received (in the case of an exchange). Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep account statements so that you or your tax preparer will be able to determine whether a sale will result in a taxable gain. If your tax basis in the shares exceeds your redemption proceeds (or the value of the shares received in the case of an exchange), you will recognize a taxable loss on the sale of shares of the fund. Any loss recognized on shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions that were received with respect to the shares.

Note that money market funds typically maintain a stable net asset value of $1.00 per share. Assuming that is the case during the period when you own shares of Transamerica Premier Cash Reserve Fund, then you will typically not recognize gain or loss upon the sale, redemption, or exchange of shares of this Fund.

WITHHOLDING TAXES

As with all mutual funds, a fund may be required to withhold U.S. federal income tax at the fourth lowest tax rate applicable to unmarried individuals (currently 28%) of all taxable distributions payable to you if you fail to provide the fund with your correct taxpayer identification number or to make required certifications, or

TRANSAMERICA PREMIER FUNDS PROSPECTUS - INVESTOR SHARES

SHAREHOLDER INFORMATION


if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax, but is a method in which the IRS ensures that it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

NON-RESIDENT ALIEN WITHHOLDING
If you are a non-U.S. investor, you must provide a U.S. mailing address to establish an account unless you have a broker/dealer firm that submits your account through the National Securities Clearing Corporation, in which your broker/dealer will be required to submit a foreign certification form. Investors changing a mailing address to a non-U.S. address will be required to have a foreign certification form completed and returned to us if they have a broker/dealer before future purchases can be accepted. Shareholders that are not U.S. investors under the federal tax laws may be subject to U.S. withholding and are generally subject to U.S. tax certification requirements. Additionally, the appropriate tax form (generally, Form W-8BEN) and documentary evidence is required if you are not a U.S. resident alien.

OTHER TAX INFORMATION

This tax discussion is for general information only. In addition to federal income taxes, you may be subject to state, local or foreign taxes on payments received from Transamerica Premier Funds. More information is provided in the SAI. You should also consult your own tax adviser for information regarding all tax consequences applicable to your investments in Transamerica Premier Funds.

INVESTMENT POLICY CHANGES

Transamerica Premier Equity Fund, Transamerica Premier Growth Opportunities Fund, Transamerica Premier Diversified Equity Fund and Transamerica Premier High Yield Bond Fund, as part of each fund's investment policy, invest at least 80% of its assets (defined as net assets plus the amount of any borrowings for investment purposes) in certain securities as indicated in this prospectus. Shareholders will be provided with at least 60 days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rules then in effect.

SUMMARY OF BOND RATINGS

Following is a summary of the grade indicators used by two of the most prominent, independent rating agencies (Moody's Investors Service, Inc. and Standard & Poor's Corporation) to rate the quality of bonds. The first four categories are generally considered investment quality bonds. Those below that level are of lower quality, commonly referred to as "junk bonds."

                                              STANDARD
INVESTMENT GRADE                    MOODY'S   & POOR'S
------------------------------------------------------
Highest quality                      Aaa       AAA
High quality                         Aa        AA
Upper medium                         A         A
Medium, speculative features         Baa       BBB

LOWER QUALITY
------------------------------------------------------
Moderately speculative               Ba        BB
Speculative                          B         B
Very speculative                     Caa       CCC
Very high risk                       Ca        CC
Highest risk, may not be paying
  interest                           C         C
In arrears or default                C         D

                         TRANSAMERICA PREMIER FUNDS PROSPECTUS - INVESTOR SHARES

SHAREHOLDER INFORMATION

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand a Fund's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Transamerica Premier Funds' 2006 Annual Report which is available by request by calling 1-800-892-7587.

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                            TRANSAMERICA PREMIER FOCUS FUND
                                                       --------------------------------------------------------------------------
                                                                                     INVESTOR CLASS
                                                       --------------------------------------------------------------------------
                                                         YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                        DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                            2006           2005           2004           2003           2002
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of year                                         $ 18.59        $  16.01       $ 13.87        $  9.94        $ 13.84
                                                       --------------------------------------------------------------------------
OPERATIONS
Net investment income (loss)(a)                             (0.11)          (0.06)        (0.07)         (0.07)         (0.12)
Net realized and unrealized gain (loss) on investments       1.17            2.64          2.21           4.00          (3.78)
                                                       --------------------------------------------------------------------------
Total from investment operations                             1.06            2.58          2.14           3.93          (3.90)
                                                       --------------------------------------------------------------------------
NET ASSET VALUE
End of year                                               $ 19.65        $  18.59       $ 16.01        $ 13.87        $  9.94
                                                       ==========================================================================
TOTAL RETURN(b)                                             5.70%          16.12%        15.43%         39.54%        (28.18%)
                                                       ==========================================================================
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets:
  After reimbursement/fee waiver                            1.20%           1.32%         1.36%          1.40%          1.40%
  Before reimbursement/fee waiver                           1.20%           1.32%         1.36%          1.54%          1.56%
Net investment loss, after reimbursement/fee waiver        (0.61%)         (0.38%)       (0.48%)        (0.65%)        (1.08%)
Portfolio turnover rate                                       46%             67%           64%            59%            43%
Net assets, end of the year (in thousands)                $87,200        $111,705       $92,565        $87,075        $73,525
                                                       ==========================================================================

(a)Net investment income (loss) is after waivers and reimbursements by the Adviser. If the Adviser had not waived fees and reimbursed expenses, net investment income (loss) per share would have been $(0.09) and $(0.14) for the years ended December 31, 2003 and 2002, respectively. Per share net investment income (loss) has been determined on the basis of the average number of shares outstanding during the period.

(b)Total return represents aggregate total return for each period.

TRANSAMERICA PREMIER FUNDS PROSPECTUS - INVESTOR SHARES

SHAREHOLDER INFORMATION

The following tables includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                            TRANSAMERICA PREMIER EQUITY FUND
                                                       --------------------------------------------------------------------------
                                                                                     INVESTOR CLASS
                                                       --------------------------------------------------------------------------
                                                         YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                        DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                            2006           2005           2004           2003           2002
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of year                                         $  22.05       $  19.46       $  16.90       $  12.93       $ 17.11
                                                       --------------------------------------------------------------------------
OPERATIONS
Net investment income (loss)(a)                              (0.07)         (0.08)         (0.02)         (0.07)        (0.13)
Net realized and unrealized gain (loss) on investments        1.74           3.19           2.58           4.04         (4.05)
                                                       --------------------------------------------------------------------------
Total from investment operations                              1.67           3.11           2.56           3.97         (4.18)
                                                       --------------------------------------------------------------------------
DIVIDENDS/DISTRIBUTIONS AND OTHER TO SHAREHOLDERS
Net realized gains on investments                            (1.20)         (0.52)            --             --            --
                                                       --------------------------------------------------------------------------
Total dividends/distributions                                (1.20)         (0.52)            --             --            --
NET ASSET VALUE
                                                       --------------------------------------------------------------------------
End of year                                               $  22.52       $  22.05       $  19.46       $  16.90       $ 12.93
                                                       ==========================================================================
TOTAL RETURN(b)                                              7.54%         15.96%         15.15%         30.70%       (24.43%)
                                                       ==========================================================================
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets:
  After reimbursement/fee waiver                             1.15%          1.09%          1.29%          1.43%         1.42%
  Before reimbursement/fee waiver                            1.15%          1.09%          1.29%          1.43%         1.42%
Net investment loss, after reimbursement/fee waiver         (0.28%)        (0.38%)        (0.13%)        (0.46%)       (0.91%)
Portfolio turnover rate                                        37%            32%            34%            38%           34%
Net assets, end of the year (in thousands)                $570,680       $423,181       $179,454       $146,833       $96,788
                                                       ==========================================================================

(a)Per share net investment income (loss) has been determined on the basis of the average number of shares outstanding during the period.
(b)Total Return represents aggregate total return for each period.

                                                                     TRANSAMERICA PREMIER GROWTH OPPORTUNITIES FUND
                                                       --------------------------------------------------------------------------
                                                                                     INVESTOR CLASS
                                                       --------------------------------------------------------------------------
                                                         YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                        DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                            2006           2005           2004           2003           2002
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of year                                         $  22.56       $ 19.73        $ 16.99        $ 12.69        $ 15.57
                                                       --------------------------------------------------------------------------
OPERATIONS
Net investment income (loss)(a)                              (0.10)        (0.05)         (0.08)         (0.10)         (0.16)
Net realized and unrealized gain (loss) on investments        1.04          2.88           2.82           4.40          (2.72)
                                                       --------------------------------------------------------------------------
Total from investment operations                              0.94          2.83           2.74           4.30          (2.88)
                                                       --------------------------------------------------------------------------
DIVIDENDS/DISTRIBUTIONS AND OTHER TO SHAREHOLDERS
Net investment income                                           --         (0.00)(c)         --             --             --
Redemption fees                                                 --         (0.00)(c)         --             --             --
                                                       --------------------------------------------------------------------------
Total dividends/distributions                                   --         (0.00)            --             --             --
                                                       --------------------------------------------------------------------------
NET ASSET VALUE
End of year                                               $  23.50       $ 22.56        $ 19.73        $ 16.99        $ 12.69
                                                       ==========================================================================
TOTAL RETURN(b)                                              4.17%        14.36%         16.13%         33.88%        (18.50%)
                                                       ==========================================================================
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets:
  After reimbursement/fee waiver                             1.17%         1.31%          1.36%          1.40%          1.40%
  Before reimbursement/fee waiver                            1.17%         1.31%          1.36%          1.47%          1.42%
Net investment loss, after reimbursement/fee waiver         (0.43%)       (0.24%)        (0.44%)        (0.70%)        (1.12%)
Portfolio turnover rate                                        64%           52%            37%            29%            37%
Net assets, end of the year (in thousands)                $131,991       $152,064       $118,442       $93,747        $81,481
                                                       ==========================================================================

(a)Net investment income is after fee waivers and reimbursements by the Adviser. If the Adviser had not waived fees and reimbursed expenses, net investment income per share would have been $(0.05), $(0.11) and $(0.16) for the years ended December 31, 2005, 2003 and 2002, respectively. Per share net investment income (loss) has been determined on the basis of the average number of shares outstanding during the period.

(b)Total return represents aggregate total return for each period.

(c)Rounds to less than 0.01 per share.

                         TRANSAMERICA PREMIER FUNDS PROSPECTUS - INVESTOR SHARES

SHAREHOLDER INFORMATION

The following tables includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                      TRANSAMERICA PREMIER DIVERSIFIED EQUITY FUND
                                                       --------------------------------------------------------------------------
                                                                                     INVESTOR CLASS
                                                       --------------------------------------------------------------------------
                                                         YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                        DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                            2006           2005           2004           2003           2002
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of year                                         $  13.69       $  12.70        $11.17         $ 8.87        $ 11.10
                                                       --------------------------------------------------------------------------
OPERATIONS
Net investment income (loss)(a)                               0.01           0.02          0.03          (0.01)         (0.01)
Net realized and unrealized gain (loss) on investments        1.28           0.99          1.51           2.31          (2.22)
                                                       --------------------------------------------------------------------------
Total from investment operations                              1.29           1.01          1.54           2.30          (2.23)
                                                       --------------------------------------------------------------------------
DIVIDENDS/DISTRIBUTIONS AND OTHER TO SHAREHOLDERS
Net investment income                                           --          (0.02)        (0.01)            --             --
Net realized gains on investments                            (0.14)            --            --             --             --
                                                       --------------------------------------------------------------------------
Total dividends/distributions                                (0.14)         (0.02)        (0.01)            --             --
                                                       --------------------------------------------------------------------------
NET ASSET VALUE
End of year                                               $  14.84       $  13.69        $12.70         $11.17        $  8.87
                                                       ==========================================================================
TOTAL RETURN(B)                                              9.42%          7.93%        13.81%         25.93%        (20.09%)
                                                       ==========================================================================
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets:
  After reimbursement/fee waiver                             1.15%          1.10%         1.20%          1.20%          1.20%
  Before reimbursement/fee waiver                            1.15%          1.31%         1.47%          1.80%          2.02%
Net investment income (loss), after reimbursement/fee
  waiver                                                     0.04%          0.13%         0.28%         (0.07%)        (0.15%)
Portfolio turnover rate                                        36%            35%           30%            24%            72%
Net assets end of the year (in thousands)                 $207,607       $148,927        $71,487        $18,660       $ 8,822
                                                       ==========================================================================

(a)Net investment income (loss) is after fee waivers and reimbursements by the Adviser. If the Adviser had not waived fees and reimbursed expenses, net investment income (loss) per share would have been $(0.01), $(0.00), $(0.07), $(0.10), and $(0.18) for the years ended December 31, 2005, 2004, 2003 and 2002.
Per share net investment income (loss) has been determined on the basis of the average number of shares outstanding during the period.

(b)Total Return represents aggregate total return for each period.

                                                                           TRANSAMERICA PREMIER BALANCED FUND
                                                       --------------------------------------------------------------------------
                                                                                     INVESTOR CLASS
                                                       --------------------------------------------------------------------------
                                                         YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                        DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                            2006           2005           2004           2003           2002
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of year                                         $  23.63       $  22.60       $  20.22       $  16.60       $  18.70
                                                       --------------------------------------------------------------------------
OPERATIONS
Net investment income (loss)(a)                               0.25           0.26          (0.22)          0.23           0.32
Net realized and unrealized gain (loss) on investments        1.69           1.04           2.83           3.62          (2.05)
                                                       --------------------------------------------------------------------------
Total from investment operations                              1.94           1.30           2.61           3.85          (1.73)
                                                       --------------------------------------------------------------------------
DIVIDENDS/DISTRIBUTIONS AND OTHER TO SHAREHOLDERS
Net investment income                                        (0.19)         (0.27)         (0.23)         (0.23)         (0.37)
Net realized gains on investments                            (0.14)            --             --             --             --
                                                       --------------------------------------------------------------------------
Total dividends/distributions                                (0.33)         (0.27)         (0.23)         (0.23)         (0.37)
                                                       --------------------------------------------------------------------------
NET ASSET VALUE
End of year                                               $  25.24       $  23.63       $  22.60       $  20.22       $  16.60
                                                       ==========================================================================
TOTAL RETURN(b)                                              8.20%          5.81%         12.92%         23.20%         (9.24%)
                                                       ==========================================================================
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets:
  After reimbursement/fee waiver                             1.10%          1.08%          1.29%          1.29%          1.25%
  Before reimbursement/fee waiver                            1.10%          1.14%          1.29%          1.29%          1.25%
Net investment income, after reimbursement/fee waiver        1.02%          1.14%         (1.04%)         1.28%          1.79%
Portfolio turnover rate                                        45%            53%            47%            39%            57%
Net assets, end of the year (in thousands)                $376,686       $305,892       $245,138       $183,331       $126,564
                                                       ==========================================================================

(a)Net investment income is after fee waivers and reimbursements by the Adviser. If the Adviser had not waived fees and reimbursed expenses, net investment income per share would have been $0.20 for the year ended December 31, 2005. Per share net investment income (loss) has been determined on the basis of the average number of shares outstanding during the period.
(b)Total return represents aggregate total return for each period.

TRANSAMERICA PREMIER FUNDS PROSPECTUS - INVESTOR SHARES

SHAREHOLDER INFORMATION

The following tables includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                       TRANSAMERICA PREMIER HIGH YIELD BOND FUND
                                                       --------------------------------------------------------------------------
                                                                                     INVESTOR CLASS
                                                       --------------------------------------------------------------------------
                                                         YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                        DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                            2006           2005           2004           2003           2002
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of year                                         $  7.71        $  8.00        $  7.76        $  7.05        $  7.96
                                                       --------------------------------------------------------------------------
OPERATIONS
Net investment income (loss)(a)                              0.53           0.50           0.52           0.54           0.68
Net realized and unrealized gain (loss) on investments       0.14          (0.28)          0.25           0.74          (0.89)
                                                       --------------------------------------------------------------------------
Total from investment operations                             0.67           0.22           0.77           1.28          (0.21)
                                                       --------------------------------------------------------------------------
DIVIDENDS / DISTRIBUTIONS AND OTHER TO SHAREHOLDERS
Net investment income                                       (0.52)         (0.51)         (0.53)         (0.57)         (0.70)
                                                       --------------------------------------------------------------------------
Total dividends/distributions                               (0.52)         (0.51)         (0.53)         (0.57)         (0.70)
                                                       --------------------------------------------------------------------------
NET ASSET VALUE
End of year                                               $  7.86        $  7.71        $  8.00        $  7.76        $  7.05
                                                       ==========================================================================
TOTAL RETURN(b)                                             9.01%          2.93%         10.38%         18.76%         (2.60%)
                                                       ==========================================================================
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets:
  After reimbursement/fee waiver                            0.90%          0.90%          0.90%          0.90%          0.90%
  Before reimbursement/fee waiver                           1.19%          1.34%          1.43%          1.64%          2.65%
Net investment income, after reimbursement/fee waiver       6.81%          6.46%          6.75%          7.26%          9.42%
Portfolio turnover rate                                      127%            93%           152%           171%           126%
Net assets end of the year (in thousands)                 $16,418        $12,062        $ 8,227        $ 7,973        $ 7,604
                                                       ==========================================================================

(a)Net investment income is after fee waivers and reimbursements by the Adviser. If the Adviser had not waived fees and reimbursed expenses, net investment income per share would have been $0.51, $0.24, $0.48, $0.49 and $0.56, for the years ended December 31, 2006, 2005, 2004, 2003 and 2002, respectively. Per share net investment income (loss) has been determined on the basis of the average number of shares outstanding during the period.

(b)Total return represents aggregate total return for each period.

                                                                         TRANSAMERICA PREMIER CASH RESERVE FUND
                                                       --------------------------------------------------------------------------
                                                                                     INVESTOR CLASS
                                                       --------------------------------------------------------------------------
                                                         YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                        DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                            2006           2005           2004           2003           2002
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of year                                         $  1.00        $  1.00        $  1.00        $  1.00        $  1.00
                                                       --------------------------------------------------------------------------
OPERATIONS
Net investment income (loss)(a)                              0.05           0.03           0.01           0.01           0.02
                                                       --------------------------------------------------------------------------
Total from investment operations                             0.05           0.03           0.01           0.01           0.02
                                                       --------------------------------------------------------------------------
DIVIDENDS / DISTRIBUTIONS AND OTHER TO SHAREHOLDERS
Net investment income                                       (0.05)         (0.03)         (0.01)         (0.01)         (0.02)
                                                       --------------------------------------------------------------------------
Total dividends/distributions                               (0.05)         (0.03)         (0.01)         (0.01)         (0.02)
                                                       --------------------------------------------------------------------------
NET ASSET VALUE
End of year(c)                                            $  1.00        $  1.00        $  1.00        $  1.00        $  1.00
                                                       ==========================================================================
TOTAL RETURN(b)                                             4.91%          3.06%          1.16%          0.92%          1.62%
                                                       ==========================================================================
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets:
  After reimbursement/fee waiver                            0.25%          0.25%          0.25%          0.25%          0.25%
  Before reimbursement/fee waiver                           0.68%          0.74%          0.63%          0.88%          0.60%
Net investment income, after reimbursement/fee waiver       4.87%          3.02%          1.13%          0.92%          1.59%
Net assets end of the year (in thousands)                 $72,834        $39,405        $37,038        $43,847        $48,290
                                                       ==========================================================================

(a)Net investment income is after fee waivers and reimbursements by the Adviser. If the Adviser had not waived fees and reimbursed expenses, net investment income per share would have been $0.05, $0.03, $0.01, $0.00, and $0.01, for the years ended December 31, 2006, 2005, 2004, 2003 and 2002, respectively. Per share net investment income (loss) has been determined on the basis of the average number of shares outstanding during the period.

(b)Total return represents aggregate total return for each period.

(c)This Fund is neither insured nor guaranteed by the U.S. government. There can be no assurance that the Transamerica Premier Cash Reserve Fund will be able to maintain a stable net asset value of $1.00 per share.

                         TRANSAMERICA PREMIER FUNDS PROSPECTUS - INVESTOR SHARES

APPENDIX A

EXPLANATION OF STRATEGIES AND RISKS

HOW TO USE THIS SECTION

Descriptions of the principal strategies and risks are provided in each individual Fund section of this prospectus. Referrals are made to this Appendix for a more complete description of the risks associated with investing in the Funds. For best understanding, first read the description of the Fund in which you are interested. Then refer to this section to read about the risks particular to that Fund. For additional discussions of strategies and risks, please refer to the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

DIVERSIFICATION

The Investment Company Act of 1940 classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a fund's assets over a number of issuers to reduce risk. A non-diversified fund has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified fund, its share price can be expected to fluctuate more than a diversified fund.

All of the funds, except Premier Focus Fund, qualify as diversified funds under the 1940 Act.

WHAT IS A NON-DIVERSIFIED FUND?

A "non-diversified" fund has the ability to take larger positions in a smaller number of issuers. To the extent a fund invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified fund and may be subject to greater loss with respect to its portfolio securities.

Because a fund may invest a relatively large percentage of its assets in a single issuer, a fund's performance may be particularly sensitive to change in the value of securities of these issuers.

WHAT IS "BOTTOM-UP" ANALYSIS?

When the investment adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

INVESTING IN COMMON STOCKS

Many factors cause common stocks to go up and down in price. A major factor is the financial performance of the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. When your fund holds stocks, there is a risk that some or all of them may be down in price when you choose to sell fund shares, causing you to lose money. This is called market risk.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, though the factors causing this are different, including:

CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertible securities.

LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

DEFAULTS. All bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service (Moody's) and Standard & Poor's Rating Group (S&P). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

LOW RATING. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes are subject to greater price volatility and are less liquid.

LACK OF RATING. Some bonds are considered speculative, or for other reasons are not rated. Such bonds must pay a higher interest rate in order to attract investors. They're considered riskier because of the higher possibility of default or loss of liquidity.

LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, the market demand for it may "dry up." In that case, the bond may be hard to sell or "liquidate" (convert to cash). Please see Appendix A of the SAI for a description of corporate bond ratings.

TRANSAMERICA PREMIER FUNDS PROSPECTUS - INVESTOR SHARES

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk because even though your fund may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile fund is down, you could lose more. Price changes may be temporary and for extended periods.

GROWTH INVESTING

Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A fund may underperform other funds that employ a different style. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential. Growth-oriented funds typically will underperform when value investing is in favor.

INVESTING IN SMALL- AND MID-CAPITALIZATION COMPANIES

Investment in small- and mid-capitalization companies involves a substantial risk of loss. Small- and mid-cap companies and the market for their equity securities are more likely to be more sensitive to changes in earnings results and investor expectations. These companies are also likely to have more limited product lines, capital resources and management depth than larger companies.

TEMPORARY DEFENSIVE STRATEGIES

For temporary defensive purposes, a fund may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a fund increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decreases. Furthermore, when a fund assumes a temporary defensive position it may not be able to achieve its investment objective.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The fund may outperform or underperform other funds that employ a different investment style. The fund may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor.

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those associated with securities of domestic issuers, including:

CHANGES IN CURRENCY VALUES. Foreign securities may be sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your fund shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and intervention by banks. Some funds also invest in American Depositary Receipts (ADRs) and American Depositary Shares (ADSs). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADR or ADS. The fund may incur costs when it converts other currencies into dollars, and vice-versa.

CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A fund's investments in foreign currency-denominated securities may reduce the returns of the fund.

PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a fund might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

HIGHER CUSTODIAL CHARGES. Fees charged by the fund's custodian for holding shares are higher for foreign securities than those of domestic securities.

                         TRANSAMERICA PREMIER FUNDS PROSPECTUS - INVESTOR SHARES

VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Fund interest, dividends and capital gains may be subject to foreign withholding taxes.

POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open, and asset values can change before your transaction occurs.

HEDGING. A fund may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a fund's currency exposure from one currency to another removes the fund's opportunity to profit from the original currency and involves a risk of increased losses for the fund if the investment adviser's projection of future exchange rates is inaccurate.

EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging market countries typically are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a fund investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES

Certain of the funds use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts such as options involve additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a fund may incur substantial losses.

A fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the funds:

MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. A fund's investments in illiquid securities may reduce the returns of the fund because it may be unable to sell the illiquid securities at an advantageous time or price.

LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a fund uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each fund will segregate assets determined to be liquid by the investment adviser in accordance with procedures established by the fund's Board of Directors (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

LACK OF AVAILABILITY. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a fund will engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

TRANSAMERICA PREMIER FUNDS PROSPECTUS - INVESTOR SHARES

MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way that is detrimental to a fund's interest. If a fund manager incorrectly forecasts the value of securities, currencies or interest rates or other economic factors in using derivatives for a fund, the fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, the can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. A fund may also have to buy or sell a security at a disadvantageous time or price because the fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions.

Other risks in using derivatives include the risk of mis-pricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a fund's use of derivatives may cause the fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the fund had not used such instruments.

INVESTING IN CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PORTFOLIO TURNOVER

A fund may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these funds. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a fund. The funds ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

                            NOTICE OF PRIVACY POLICY

At Transamerica Investors, Inc., protecting your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use "nonpublic personal information" in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

WHAT INFORMATION WE COLLECT AND FROM WHOM WE COLLECT IT

We may collect nonpublic personal information about you from the following sources:

      - Information we receive from you on applications or other forms, such as your name, address and account number;

      - Information we receive from you on applications or other forms, such as your account balance and purchase/redemption history; and

      - Information we receive from non-affiliated third parties, including consumer reporting agencies.

WHAT INFORMATION WE DISCLOSE AND TO WHOM WE DISCLOSE IT

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to persons or companies that perform services on our behalf and to other financial institutions with which we have joint marketing agreements. We will require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

OUR SECURITY PROCEDURES

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies as permitted by law to assist in providing products or services to you. We maintain written, electronic and procedural safeguards to protect your nonpublic personal information and to safeguard the disposal of certain consumer information.

If you have any questions about our privacy policy, please call 1-800-892-7587, Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

Note: This privacy policy applies only to customers that have a direct relationship with us or our wholly owned subsidiaries. If you own shares of Transamerica Investors, Inc. in the name of a third party such as a bank or broker/dealer, its privacy policy may apply to you instead of ours.

                    THIS PAGE IS NOT PART OF THIS PROSPECTUS

ADDITIONAL INFORMATION

AND ASSISTANCE

You may get more information, at no charge, about Transamerica Premier Funds by requesting the following:

ANNUAL AND SEMI-ANNUAL REPORT

These reports describe the Funds' performance and list their portfolio holdings and financial condition. The Annual Report also discusses the market conditions and the portfolio managers' strategies that significantly affected the Funds' performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

This document gives additional information about the Funds. The SAI was filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference as part of the prospectus. You can obtain a copy of the SAI by requesting it from us.

TO OBTAIN INFORMATION FROM

TRANSAMERICA PREMIER FUNDS

- Call 1-800-89-ASK-US (1-800-892-7587).

- Write to Transamerica Premier Funds, P.O. Box 219427, Kansas City, MO 64121-9427.

- E-mail us at PremierFunds@Transamerica.com.

- Visit our web site at transamericafunds.com.

TO OBTAIN INFORMATION FROM THE SEC

- Visit the SEC, Public Reference Room, Washington, D.C. to review or copy the prospectus and SAI

- Call 1-202-551-8090 for more information about the Public Reference Room

- Visit the SEC's Internet web site at http://www.sec.gov

- Write to Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549 or send an electronic request to publicinfo@sec.gov for copies of these documents (requires you to pay a duplicating fee)

SEC file number: 811-09010

                       (TRANSAMERICA PREMIER FUNDS LOGO)
                    Distributor: Transamerica Capital, Inc.

TRANSAMERICA PREMIER INSTITUTIONAL FUNDS

PROSPECTUS - MAY 1, 2007

Transamerica Premier Institutional Small Cap Value Fund

Transamerica Premier Institutional Diversified Equity Fund

Transamerica Premier Institutional Bond Fund

Transamerica Premier Institutional Equity Fund

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS

                                                                        PAGE
                                                                    ------------
TRANSAMERICA PREMIER INSTITUTIONAL FUNDS
Transamerica Premier Institutional Small Cap Value Fund ...........            1
Transamerica Premier Institutional Diversified Equity Fund ........            4
Transamerica Premier Institutional Bond Fund ......................            7
Transamerica Premier Institutional Equity Fund ....................           10

SHAREHOLDER INFORMATION
The Investment Adviser ............................................           13
Advisory Fees .....................................................           13
Opening An Account ................................................           13
Buying Shares .....................................................           14
Selling Shares ....................................................           15
Involuntary Redemptions ...........................................           16
Features And Policies .............................................           16
Pricing Of Shares .................................................           19
Distributions And Taxes ...........................................           20
Summary Of Bond Ratings ...........................................           22
Financial Highlights ..............................................           23
Appendix A ........................................................          A-1
Additional Information ............................................   Back Cover

Listed in this prospectus are the investment objectives and principal investment strategies for Transamerica Premier Institutional Small Cap Value Fund, Transamerica Premier Institutional Diversified Equity Fund, Transamerica Premier Institutional Bond Fund and Transamerica Premier Institutional Equity Fund (each, a "Fund" and collectively, the "Funds"). The Funds are managed by Transamerica Investment Management, LLC ("TIM" or "Investment Adviser"). The Funds' investment objectives (except for the Transamerica Premier Institutional Equity Fund) and strategies are non-fundamental which means that the Board of Directors may change a Fund's investment objectives and strategies without shareholder approval. The Transamerica Premier Institutional Equity Fund's investment strategies are non-fundamental, which means that the Board of Directors may change that Fund's strategies without shareholder approval.

As with any investment, there can be no guarantee that the Funds will achieve their investment objectives. An investment in the Funds is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; consequently, loss of money is a risk of investing in the Funds.

Please read this prospectus carefully before you invest or send money. It has been written to provide information and assist you in making an informed decision. If you would like additional information, please request a copy of the Statement of Additional Information ("SAI") (see back cover).

In addition, we suggest you contact your financial professional or a Transamerica Premier Customer Service Representative, who will assist you.

TRANSAMERICA PREMIER INSTITUTIONAL SMALL CAP VALUE FUND


OBJECTIVE

The Fund seeks to maximize total return.

PRINCIPAL STRATEGIES AND POLICIES

The Fund's investment adviser, TIM, seeks to achieve this objective by investing, under normal conditions, at least 80% of the Fund's assets in small-cap equity securities of domestic companies. The Fund defines small-cap equity securities as equity securities of companies whose market capitalization falls within the range of $100 million to $2.5 billion.

TIM generally will invest in small-cap value stocks with certain value characteristics, such as low price/earnings, price/book, and price/cash flow ratios. These characteristics are evaluated based upon a proprietary analysis of normalized levels of profitability. TIM's security selection process favors companies with above-average, normalized net margins; returns on equity; returns on assets; free cash flow generation and revenue and earnings growth rates. Trends in balance sheet items including inventories, account receivables and payables are scrutinized as well. TIM also reviews the company's products/services, market position, industry condition, financial and accounting policies, and quality of management. Securities of issuers that possess the greatest combination of the aforementioned attributes are then prioritized as candidates for purchase.

TIM may invest in securities that may be out of favor, including turnarounds, cyclical companies, companies reporting poor earnings, and companies whose share prices have declined sharply or that are not widely followed by other investors.

Under adverse or unstable market conditions, the Fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit of any upswing in the market.

PRINCIPAL RISKS

Your primary risk in investing in this Fund is that you could lose money. The value of equity securities can fall due to the issuing company's poor financial condition or poor general economic or market conditions. Because this Fund invests in equities, its performance may vary more than fixed-income funds over short periods.

Investing in small-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Such companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market and their securities may be less liquid than large companies.

A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value or the factors that the manager believes will increase the price of the security do not occur.

The Fund's policy of investing in securities that may be out of favor, including turnarounds, cyclical companies, companies reporting poor earnings, and companies whose share prices have declined sharply or that are not widely followed by other investors, differs from the approach followed by many other mutual funds.

Cyclical stocks in which the Fund may invest tend to lose value more quickly in economic downturns. These companies may have relatively weak balance sheets, and during economic downturns, they may have insufficient cash flow to pay their debt obligations and difficulty finding additional financing needed for their operations.

The value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are described further in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. In addition, investors should note that the Fund publishes its holdings on its website at www.transamericafunds.com 30 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

INVESTOR PROFILE

The Fund may be appropriate for long-term investors who are able to tolerate the volatility that exists with investing in small-sized company stocks.

PAST PERFORMANCE

The bar chart and the table below provide some indication of the risks of investing in the Fund by showing you how the Fund's performance has varied from year to year and how the Fund's average annual total returns for different periods compare to the returns of broad measures of market performance. The Fund's primary benchmark, the Russell(R) 2000 Value Index and the Fund's secondary benchmark, the Russell(R) 2500 Value Index, are each a widely recognized unmanaged index of market performance.

TRANSAMERICA PREMIER INSTITUTIONAL SMALL CAP VALUE FUND


Absent any limitation of the Fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 (%)

                                  (BAR CHART)

Best calendar quarter: 12.12% for quarter ended 3/31/2006

Worst calendar quarter: (1.41)% for quarter ended 6/30/2006

AVERAGE ANNUAL TOTAL RETURNS SINCE INCEPTION (AS OF 12/31/06)*

INSTITUTIONAL SMALL CAP
VALUE FUND                               1 YEAR   LIFE OF FUND**
-----------------------                  ------   --------------
Return Before Taxes                      18.74%       16.42%
Return After Taxes On Distributions***   17.81%       15.51%
Return After Taxes On Distributions
   And Sale Of Fund Shares***            12.63%       13.86%
Russell(R) 2000 Value Index Index+/-     23.48%       16.80%
Russell 2500(R) Value Index+/-+/-        20.18%       16.48%

* Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account.

**   The Fund commenced operations February 1, 2005.

*** The after tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

+/- Effective January 26, 2006, the Russell(R) 2000 Value Index became the Fund's primary benchmark to make more meaningful comparisons of the Fund's performance relative to the strategy it employs. The Russell(R) 2000 Value Index measures the performance of the of those Russell 2000 companies with lower price-to-book ratios and lower forcasted growth values.

+/-+/- The Russell 2500(R) Value Index measures the performance of those Russell
     2500 companies with lower-price-to-book ratios and lower forcasted growth values.

FEES AND EXPENSES

The table below provides a breakdown of the expenses you may pay if you buy and hold shares of the Fund.

                                SHAREHOLDER FEES
                    (fees paid directly from your investment)

Maximum Sales Charge (load) imposed on purchases   None
Maximum Deferred Sales Charge (load)               None
Redemption Fee                                     None

                         ANNUAL FUND OPERATING EXPENSES
                (expenses that are deducted from fund assets) (1)

Advisory Fees                                      0.83%
Distribution and Service (12b-1) Fees               N/A
Other Expenses                                     7.85%
TOTAL ANNUAL FUND OPERATING EXPENSES               8.68%
EXPENSE REDUCTION(2)                               7.83%
NET OPERATING EXPENSES                             0.85%

(1) Annual Fund operating expenses are based upon the Fund's expenses for the fiscal year ended December 31, 2006.

(2) Through an expense cap arrangement, TIM has contractually agreed to waive part of its Advisory Fee and/or to reimburse any other operating expenses to ensure that annualized expenses for the Fund (other than interest, taxes, brokerage commissions and extraordinary expenses) will not exceed 0.85%. This measure may increase the Fund's return. TIM may, from time to time, assume additional expenses.

EXAMPLE

This example is here to help you compare the cost of investing in this Fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.

                                          INVESTMENT PERIOD
                                -------------------------------------
                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                ------   -------   -------   --------
INSTITUTIONAL SMALL CAP VALUE
   FUND                          $87      $1,829    $3,445    $6,993

You should not consider the information contained in the above example a representation of future expenses. The actual expenses may be more or less than those shown.

TRANSAMERICA PREMIER INSTITUTIONAL SMALL CAP VALUE FUND


ADDITIONAL INFORMATION

MANAGEMENT

INVESTMENT ADVISER:

     Transamerica Investment Management, LLC
     11111 Santa Monica Blvd., Suite 820
     Los Angeles, CA 90025

ADVISORY FEE:

     0.83% of Average Daily Net Assets

PORTFOLIO MANAGER

MICHELLE E. STEVENS, CFA
Portfolio Manager (lead)

Michelle E. Stevens is Principal, Managing Director and Portfolio Manager at TIM. Ms. Stevens is the Lead Manager of the Transamerica Premier Institutional Small Cap Value Fund. She also manages institutional separate accounts in the Small and Small/Mid (SMID) Cap Value Equity disciplines. Prior to joining TIM in 2001, Ms. Stevens served as Vice President and Director of Small, Mid, and Flex Cap investing for Dean Investment Associates. She holds an M.B.A. from the University of Cincinnati and received her B.A. in economics from Wittenberg University.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The Fund's SAI provides additional information about the manager's compensation, other accounts managed by the manager and the manager's ownership of securities in the Fund.

TRANSAMERICA PREMIER INSTITUTIONAL DIVERSIFIED EQUITY FUND

OBJECTIVE

The Fund seeks to maximize capital appreciation.

PRINCIPAL STRATEGIES AND POLICIES

TIM, uses an intrinsic value discipline in selecting securities, based on strong earnings and cash flows to foster future growth, with the goal of producing long-term, above-average rates of return. The Fund's investment Adviser, TIM, generally invests at least 80% of the Fund's assets in a diversified portfolio of domestic equity securities. TIM typically limits the Fund's holdings to fewer than 60 well-researched companies.

TIM uses a "bottom-up" approach to investing. It studies industry and economic trends, but focuses on researching individual companies. As part of TIM's strategy, the Fund's portfolio is constructed one company at a time. Each company passes through a research process and stands on its own merits as a viable investment in TIM's opinion.

In projecting cash flows and determining earnings potential, it uses multiple factors such as:

     -    The quality of the management team

     - The company's ability to earn returns on capital in excess of the cost of capital

     -    Competitive barriers to entry

     -    The financial condition of the company

TIM takes a long-term approach to investing and views each investment in a company as owning a piece of the business.

This Fund may also invest in derivative securities including futures, options and options on futures, swaps and foreign securities.

To achieve the Fund's goal, TIM may invest in securities issued by companies of all sizes. Generally, however, TIM will invest in the securities of companies whose market capitalization (total market value of publicly traded securities) is greater than $500 million.

Under adverse or unstable market conditions, the Fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit of any upswing in the market.

PRINCIPAL RISKS

Your primary risk in investing in this Fund is that you could lose money. The value of equity securities can fall due to the issuing company's poor financial condition or adverse general economic or market conditions. Because this Fund invests in equities, its performance may vary more than fixed-income funds over short periods. To the extent this Fund limits its holdings, its performance may vary more than funds that hold more securities.

Growth securities can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater swings than the broader market.

Because the Fund can invest in companies of all sizes it may be exposed to the risk of investing in small- and medium- sized companies. Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Such companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market and their securities may be less liquid than large companies.

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the Fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the portfolio manager, the Fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the Fund will be able to engage in these transactions to reduce exposure to other risks.

Futures and options involve additional risks and transactional costs, and draw upon skills and experience which are different from those needed to pick other securities. Special risks include:

     -    Inaccurate market predictions

     -    Imperfect correlation

     -    Illiquidity

     -    Tax considerations

TRANSAMERICA PREMIER INSTITUTIONAL DIVERSIFIED EQUITY FUND

Because the Fund may invest in foreign securities, it can be exposed to risks related to those securities. Investments in foreign securities, including American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts (EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation: changes in currency values; currency speculation; currency trading costs; different accounting and reporting practices; less information available to the public; less (or different) regulation of securities markets; more complex business negotiations; less liquidity; more fluctuations in prices; delays in settling foreign securities transactions; higher costs for holding shares (custodial fees); higher transaction costs; vulnerability to seizure and taxes; political instability and small markets; and different market trading days.

The interest rates on short-term obligations held in the Fund's portfolio will vary, rising or falling with short-term interest rates generally. The Fund's yield will tend to lag behind general changes in interest rates.

The ability of the Fund's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

The Fund could lose money if the issuer or guarantor of a fixed-income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations.

The value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are described further in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. In addition, investors should note that the Fund publishes its holdings on its website at www.transamericafunds.com 30 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

INVESTOR PROFILE

The Fund is intended for investors who are willing and financially able to take on significant market volatility and investment risk in pursuit of long-term capital growth.

PAST PERFORMANCE

The bar chart and the table below provide some indication of the risks of investing in the Fund by showing you how the Fund's performance has varied from year to year and how the Fund's average annual total returns for different periods compare to the returns of a broad measure of market performance. The Fund's primary benchmark, the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"), is a widely recognized, unmanaged index of market performance. Absent any limitation of the Fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 (%)

                                  (BAR CHART)

Best calendar quarter: 5.62% for quarter ended 12/31/2006

Worst calendar quarter: (1.53)% for quarter ended 6/30/2006

                  AVERAGE ANNUAL TOTAL RETURNS SINCE INCEPTION
                               (AS OF 12/31/06)*

INSTITUTIONAL DIVERSIFIED
EQUITY FUND                              1 YEAR   LIFE OF FUND**
-------------------------                ------   --------------
Return Before Taxes                       9.61%       11.24%
Return After Taxes On Distributions***    9.61%       11.17%
Return After Taxes On Distributions
   And Sale Of Fund Shares***             6.24%        9.59%
Standard & Poor's 500 Index+/-           15.78%       12.17%

* Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account.

**   The Fund commenced operations February 1, 2005.

*** The after tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

+/- The S&P 500 Index consists of 500 widely held, publicly traded common stocks. The S&P 500 Index does not

TRANSAMERICA PREMIER INSTITUTIONAL DIVERSIFIED EQUITY FUND

     reflect any commissions or fees which would be incurred by and investor purchasing the securities it represents.

FEES AND EXPENSES

The table below provides a breakdown of the expenses you may pay if you buy and hold shares of the Fund.

                                SHAREHOLDER FEES
                    (fees paid directly from your investment)

Maximum Sales Charge (load) imposed on purchases   None
Maximum Deferred Sales Charge (load)               None
Redemption Fee                                     None

                         ANNUAL FUND OPERATING EXPENSES
                (expenses that are deducted from fund assets)(1)

Advisory Fees                           0.73%
Distribution and Service (12b-1) Fees    N/A
Other Expenses                          8.17%
TOTAL ANNUAL FUND OPERATING EXPENSES    8.90%
EXPENSE REDUCTION(2)                    8.15%
NET OPERATING EXPENSES                  0.75%

(1) Annual Fund operating expenses are based upon the Fund's expenses for the fiscal year ended December 31, 2006.

(2) Through an expense cap arrangement, TIM has contractually agreed to waive part of its Advisory Fee and/or to reimburse any other operating expenses to ensure that annualized expenses for the Fund (other than interest, taxes, brokerage commissions and extraordinary expenses) will not exceed 0.75%. This measure may increase the Fund's return. TIM may, from time to time, assume additional expenses.

EXAMPLE

This example is here to help you compare the cost of investing in this Fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.

                                      INVESTMENT PERIOD
                            -------------------------------------
                            1 YEAR   3 YEARS   5 YEARS   10 YEARS
                            ------   -------   -------   --------
INSTITUTIONAL DIVERSIFIED
   EQUITY FUND                $77     $1,861    $3,508     7,097

You should not consider the information contained in the above example a representation of future expenses. The actual expenses may be more or less than those shown.

ADDITIONAL INFORMATION

MANAGEMENT

INVESTMENT ADVISER:

     Transamerica Investment Management, LLC
     11111 Santa Monica Blvd., Suite 820
     Los Angeles, CA 90025

ADVISORY FEE:

     0.73% of Average Daily Net Assets

PORTFOLIO MANAGERS

GARY U. ROLLE, CFA
Portfolio Manager (lead)

Gary U. Rolle is Principal, Managing Director and Chief Investment Officer of TIM. Mr. Rolle is the Lead (equity) Manager of the Transamerica Premier Balanced Fund, the Transamerica Premier Equity Fund, and Transamerica Premier Diversified Equity Fund. He also manages sub-advised funds and institutional separate accounts in the Large Growth Equity discipline. Mr. Rolle joined TIM's predecessor in 1967. From 1980 to 1982 he served as the Chief Investment Officer for SunAmerica then returned to TIM as Chief Investment Officer. Throughout his tenure as CIO, Mr. Rolle has been responsible for creating and guiding the TIM investment philosophy. He holds a B.S. in chemistry and economics from the University of California at Riverside.

GEOFFREY I. EDELSTEIN, CFA, CIC
Portfolio Manager (co)

Geoffrey I. Edelstein is Principal, Managing Director and Portfolio Manager at TIM. Mr. Edelstein is the Co-Manager of the Transamerica Premier Diversified Equity Fund (since August 2005). He also co-manages institutional and private separate accounts and sub-advised funds in the Large Growth Equity discipline. Mr. Edelstein's analytical responsibilities include the Consumer Staples sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Westcap was co-founded by Mr. Edelstein in 1992. Prior to Westcap, he practiced corporate and real estate law from 1988-1991. Mr. Edelstein earned a B.A. from the University of Michigan and a J.D. from Northwestern University School of Law. He was a member of the AIMR Blue Ribbon Task Force on Soft Dollars, 1997, and currently is a member of the Board of Directors of Hollygrove Home for Children in Los Angeles, California.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The Fund's SAI provides additional information about each manager's compensation, other accounts managed by each manager and each manager's ownership of securities in the Fund.

TRANSAMERICA PREMIER INSTITUTIONAL BOND FUND

OBJECTIVE

The Fund seeks to achieve a high total return consistent with preservation of principal.

PRINCIPAL STRATEGIES AND POLICIES

The Fund's investment adviser, TIM, generally invests at least 80% of its assets in a diversified selection of bonds, including investment-grade corporate and government bonds and mortgage-backed securities. Of this 80% investment, TIM will invest at least 65% of assets in Class A or better grade bonds. Investment-grade bonds are rated Baa or higher by Moody's Investors Service (Moody's) and BBB or higher by Standard & Poor's Corporation (S&P) (see Summary of Bond Ratings). TIM looks for bonds with strong credit characteristics and additional returns as bond prices increase. Maturities of these bonds are primarily less than 30 years.

The Fund may also invest up to 20% of its assets in lower-rated securities, which are commonly referred to as "high- yield" or "junk" bonds. Those securities are rated Ba1 by Moody's and BB+ or lower by S&P. It may also invest in unrated securities of similar quality, based on TIM's analysis of those securities. The Fund's investments may also include securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, publicly traded corporate securities, municipal obligations and mortgage-backed securities.

TIM uses a "bottom-up" approach to investing. It studies industry and economic trends, but focuses on researching the issuers. The Fund's portfolio is constructed one company at a time. Each company passes through a research process and stands on its own merits as a viable investment in TIM's opinion.

TIM's bond research team performs extensive, ongoing analysis of bond issues and the markets in which they are sold. Through its proprietary evaluation and credit research, the bond team:

- Seeks out bonds that have strong credit characteristics that may not be fully reflected in their market price.

-    Seeks to accumulate additional return as the prices of such bonds increase.

The returns of the Fund are produced by income from longer-term securities and capital changes that may occur as the result of owning bonds whose credit strength was undervalued at the time of purchase.

Under adverse or unstable market conditions, the Fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit of any upswing in the market.

PRINCIPAL RISKS

Your primary risk in investing in this Fund is you could lose money. The value of the Fund can fall if interest rates go up, or if the issuer fails to pay the principal or interest payments when due. Because this Fund invests in bonds, there is less risk of loss over short periods of time than for other funds that invest in equities.

The value of fixed-income securities may change daily based on changes on interest rates, and other market conditions and factors. Risks include, without limitation:

-    fluctuations in market value

- changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

- length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

-    issuers defaulting on their obligations to pay interest or return principal

To the extent this Fund invests in lower-rated bonds, it is subject to a greater risk of loss of principal due to an issuer's non-payment of principal or interest; and its performance is subject to more variance due to market conditions than higher-rated bond funds. While lower-rated bonds make up a small percentage of the Fund's assets, they also carry higher risks. These risks can include: a higher possibility of failure, especially during periods when the economy slows; less liquidity in the bond market than other types of bonds; and prices which are more volatile due to their lower ratings.

An increase in interest rates tends to cause bond prices to fall. The prices of bonds with longer-term maturities typically fluctuate more sharply when interest rates go up or down than the prices of bonds with shorter-term maturities. Since bonds with longer-term maturities may have a large presence in this Fund, the Fund may be affected more acutely by interest rate changes than if it invested more heavily in short-term bonds.

To the extent the Fund invests in mortgage-backed securities, it may be subject to the risk that homeowners will prepay (refinance) their mortgages when interest rates decline. This may force the Fund to reinvest these assets at a potentially lower rate of return.

The Fund's investments are also subject to inflation risk, which is the uncertainty that dollars invested may not buy as much in the future as they do today. Longer-maturity bond funds are more subject to this risk than money market or stock funds.

The value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particularly industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are described further in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

TRANSAMERICA PREMIER INSTITUTIONAL BOND FUND

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. In addition, investors should note that the Fund publishes its holdings on its website at www.transamericafunds.com 30 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

INVESTOR PROFILE

The Fund may be appropriate for investors who have the perspective, patience, and financial ability to take on average bond price volatility in pursuit of a high total return.

PAST PERFORMANCE

The bar chart and the table below provide some indication of the risks of investing in the Fund by showing you how the Fund's performance has varied from year to year and how the Fund's average annual total returns for different periods compare to the returns of a broad measure of market performance. The Fund's primary benchmark is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index of market performance. Absent any limitation of the Fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 (%)

                                  (BAR CHART)

Best calendar quarter: 3.79% for quarter ended 9/30/2006

Worst calendar quarter: (0.83)% for quarter ended 3/31/2006

                  AVERAGE ANNUAL TOTAL RETURNS SINCE INCEPTION
                               (AS OF 12/31/06)*

INSTITUTIONAL BOND FUND           1 YEAR   LIFE OF FUND**
-----------------------           ------   --------------
Return Before Taxes                3.88%        2.82%
Return After Taxes On
   Distributions***                2.07%        1.13%
Return After Taxes On
Distributions And Sale Of
   Fund Shares***                  2.50%        1.42%
Lehman Brothers Aggregate Bond
   Index+/-                        4.33%        3.20%

* Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account.

**   The Fund commenced operations February 1, 2005.

*** The after tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

+/- The Lehman Brothers Aggregate Bond Index consists of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. The index's total return consists of price appreciation/depreciation plus income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

FEES AND EXPENSES

The table below provides a breakdown of the expenses you may pay if you buy and hold shares of the Fund.

                                SHAREHOLDER FEES
                    (fees paid directly from your investment)

Maximum Sales Charge (load) imposed on purchases   None
Maximum Deferred Sales Charge (load)               None
Redemption Fee                                     None

                         ANNUAL FUND OPERATING EXPENSES
                (expenses that are deducted from fund assets) (1)

Advisory Fees                           0.43%
Distribution and Service (12b-1) Fees    N/A
Other Expenses                          5.31%
TOTAL ANNUAL FUND OPERATING EXPENSES    5.74%
EXPENSE REDUCTION(2)                    5.29%
NET OPERATING EXPENSES                  0.45%

(1) Annual Fund operating expenses are based upon the Fund's expenses for the fiscal year ended December 31, 2006.

(2) Through an expense cap arrangement, TIM has contractually agreed to waive part of its Advisory Fee and/or to reimburse any other operating expenses to ensure that annualized expenses for the Fund (other than interest, taxes, brokerage commissions and extraordinary expenses) will not exceed 0.45%. This measure may increase the Fund's return. TIM may, from time to time, assume additional expenses.

TRANSAMERICA PREMIER INSTITUTIONAL BOND FUND

EXAMPLE

This example is here to help you compare the cost of investing in this Fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.

                          INVESTMENT PERIOD
                -------------------------------------
                1 YEAR   3 YEARS   5 YEARS   10 YEARS
                ------   -------   -------   --------
INSTITUTIONAL
   BOND FUND      $46     $1,237    $2,411    $5,271

You should not consider the information contained in the above example a representation of future expenses. The actual expenses may be more or less than those shown.

ADDITIONAL INFORMATION

MANAGEMENT

INVESTMENT ADVISER:

     Transamerica Investment Management, LLC
     11111 Santa Monica Blvd., Suite 820
     Los Angeles, CA 90025

ADVISORY FEE:

     0.43% of Average Daily Net Assets

PORTFOLIO MANAGERS

HEIDI Y. HU, CFA
Portfolio Manager (Lead Fixed Income)

Heidi Y. Hu, CFA, is Principal, Managing Director and Portfolio Manager at TIM. Ms. Hu is the Lead (Fixed Income) Manager of Transamerica Premier Institutional Bond Fund and the Lead Manager of the Transamerica Premier Balanced Fund. She also manages sub-advised funds and institutional separate accounts in the Balanced and Fixed Income disciplines. Prior to joining TIM in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.S. in economics from Lewis & Clark College.

GREG D. HAENDEL, CFA
Portfolio Manager (co)

Greg D. Haendel, CFA, is Senior Securities Analyst at TIM. Mr. Haendel is the Co-Manager of the Transamerica Premier Institutional Bond Fund and Lead Manager of the Transamerica Premier Cash Reserve Fund. Prior to joining TIM in 2003, he worked as a High Yield Intern for Metropolitan West Asset Management, as a Fixed Income Intern for Lehman Brothers in London, as a Mortgage-Backed Portfolio Manager for Co-Bank in Colorado, and as a Global Debt Analyst for Merrill Lynch in New York. Mr. Haendel holds an M.B.A. in Finance and Accounting from The Anderson School at UCLA and received a B.A. in economics from Amherst College.

DEREK S. BROWN, CFA
Portfolio Manager (co)

Derek S. Brown, CFA, is Portfolio Manager at TIM. Mr. Brown is the Co-Manager of the Transamerica Premier Institutional Bond Fund. He also manages mutual funds, sub-advised funds and institutional accounts in the Fixed Income discipline. Prior to joining TIM in 2005, he served in the portfolio management and fixed income trading departments at Bradford & Marzec, Inc. Mr. Brown also previously worked in the trading departments of Back Bay Advisors and The Boston Company Asset Management. He holds an M.B.A. from Boston College and received a B.A. in communications studies from the University of Maine.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The Fund's SAI provides additional information about each manager's compensation, other accounts managed by each manager and each manager's ownership of securities in the Fund.

TRANSAMERICA PREMIER INSTITUTIONAL EQUITY FUND

OBJECTIVE

The Fund seeks to maximize long-term growth.

PRINCIPAL STRATEGIES AND POLICIES

The Fund generally invests at least 80% of assets in a diversified portfolio of domestic equity securities of any size. The Investment Adviser, TIM, looks for companies it considers to be premier companies that are under-valued in the stock market. The Investment Adviser typically limits the Fund's holdings in fewer than 50 well-researched companies. To the extent the Fund limits its holdings, its performance may vary more than funds that hold more securities.

TIM uses a "bottom-up" approach to investing. It focuses on identifying fundamental change in its early stages and investing in premier companies. TIM believes in long term-investing and does not attempt to time the market. The portfolio is constructed one company at a time. Each company passes through TIM's rigorous research process and stands on its own merits as a viable company.

TIM buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier growth companies have many or all of these features:

-    Shareholder-oriented management

-    Dominance in market share

-    Cost production advantages

-    Self-financed growth

-    Attractive reinvestment opportunities

-    Leading brands

The Fund may also invest in derivative securities including futures, options and options on futures and foreign securities.

Under adverse or unstable market conditions, the Fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit of any upswing in the market.

PRINCIPAL RISKS

Your primary risk of investing in this Fund is you could lose money. The value of equity securities can fall due to the issuing company's poor financial condition or poor general economic or market conditions. Because this Fund invests in equities, its performance may vary more than fixed-income funds over short periods.

The value approach to investing carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in a sharp price decline. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

Because the Fund can invest in companies of all sizes, it may be exposed to the risk of investing in small- and medium-sized companies. Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Such companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market and their securities may be less liquid than large companies.

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the Fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the investment manager, the Fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the Fund will be able to engage in these transactions to reduce exposure to other risks.

Futures and options involve additional risks and transactional costs, and draw upon skills and experience which are different from those needed to pick other securities. Special risks include:

-    Inaccurate market predictions

-    Imperfect correlation

-    Illiquidity

-    Tax considerations

TRANSAMERICA PREMIER INSTITUTIONAL EQUITY FUND

Because the Fund may invest in foreign securities, it can be exposed to risks related to those securities. Investments in foreign securities, including American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts (EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation: changes in currency values; currency speculation; currency trading costs; different accounting and reporting practices; less information available to the public; less (or different) regulation of securities markets; more complex business negotiations; less liquidity; more fluctuations in prices; delays in settling foreign securities transactions; higher costs for holding shares (custodial fees); higher transaction costs; vulnerability to seizure and taxes; political instability and small markets; and different market trading days.

To the extent this Fund invests in a limited number of issuers, its performance may be more volatile than funds that hold a greater variety of securities.

The interest rates on short-term obligations held in the Fund's portfolio will vary, rising or falling with short-term interest rates generally. The Fund's yield will tend to lag behind general changes in interest rates.

The ability of the Fund's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

The Fund could lose money if the issuer or guarantor of a fixed-income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations.

The value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are described further in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. In addition, investors should note that the Fund publishes its holdings on its website at www.transamericafunds.com 30 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

INVESTOR PROFILE

The Fund is intended for investors who are willing and financially able to take on stock market volatility and investment risk in pursuit of long-term capital growth.

PAST PERFORMANCE

The bar chart and the table below provide some indication of the risks of investing in the Fund by showing you how the Fund's performance has varied form year to year and how the Fund's average annual total returns for different periods compared to the returns of broad measures of market performance. The Fund's primary benchmark, the Russell(R) 1000 Growth Index, and the Fund's secondary benchmark, the S&P 500 Index, are each a widely recognized, unmanaged index of market performance. Absent any limitation of the Fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 (%)

                                  (BAR CHART)

Best calendar quarter: 10.69% for quarter ended 9/30/2005

Worst calendar quarter: (4.41)% for quarter ended 3/31/2005

                  AVERAGE ANNUAL TOTAL RETURNS SINCE INCEPTION
                               (AS OF 12/31/06)*

INSTITUTIONAL EQUITY FUND           1 YEAR   LIFE OF FUND**
-------------------------           ------   --------------
Return Before Taxes                  8.22%       14.28%
Return After Taxes On
   Distributions***                  7.93%       12.22%
Return After Taxes On
Distributions And Sale Of
   Fund Shares***                    5.48%       11.11%
Russell(R) 1000 Growth Index+/-      9.07%        7.42%
S&P 500 Index+/-+/-                 15.78%       11.60%

* Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account.

**   The Fund commenced operations June 1, 2004.

*** The after tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

+/- The Russell(R) 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell(R) 1000 Growth Index does not reflect any

TRANSAMERICA PREMIER INSTITUTIONAL EQUITY FUND

     commissions or fees which would be incurred by an investor purchasing the securities it represents. Effective May 1, 2007, the Russell(R) 1000 Growth Index became the Fund's primary benchmark to make more meaningful comparisons of the Fund's performance relative to the strategy it employs.

+/-+/- The S&P 500 Index consists of 500 widely held, publicly traded common stocks. The S&P 500 Index does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents.


FEES AND EXPENSES

The table below provides a breakdown of the expenses you may pay if you buy and hold shares of the Fund.

                                SHAREHOLDER FEES
                    (fees paid directly from your investment)

Maximum Sales Charge (load) imposed on purchases   None
Maximum Deferred Sales Charge (load)               None
Redemption Fee                                     None

                         ANNUAL FUND OPERATING EXPENSES
                (expenses that are deducted from fund assets)(1)

Advisory Fees                           0.73%
Distribution and Service (12b-1) Fees    N/A
Other Expenses                          0.20%
TOTAL ANNUAL FUND OPERATING EXPENSES    0.93%
EXPENSE REDUCTION(2)                    0.18%
NET OPERATING EXPENSES                  0.75%

(1) Annual Fund operating expenses are based on the Fund's expenses for the fiscal year ended December 31, 2006.

(2) Through an expense cap arrangement, TIM has contractually agreed to waive part of its Advisory Fee and/or reimburse any other operating expenses to ensure that annualized expenses for the Fund (other than interest, taxes, brokerage commissions and extraordinary expenses) will not exceed 0.75% of average daily net assets. This measure may increase the Fund's return. TIM may, from time to time, assume additional expenses.

EXAMPLE

This example is here to help you compare the cost of investing in this Fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.

                           INVESTMENT PERIOD
                 -------------------------------------
                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                 ------   -------   -------   --------
INSTITUTIONAL
   EQUITY FUND     $77     $240      $417       $957

ADDITIONAL INFORMATION

MANAGEMENT

INVESTMENT ADVISER:

     Transamerica Investment Management, LLC
     11111 Santa Monica Blvd., Suite 820
     Los Angeles, CA 90025

ADVISORY FEE:

     0.73% of Average Daily Net Assets

PORTFOLIO MANAGER:

The manager for the Fund is listed below, followed by a brief biography.

GARY U. ROLLE, CFA
Portfolio Manager

Gary U. Rolle is Principal, Managing Director and Chief Investment Officer of TIM. Mr. Rolle is the Lead (equity) Manager of the Transamerica Premier Balanced Fund, the Transamerica Premier Equity Fund, and the Transamerica Premier Diversified Equity Fund. He also manages sub-advised funds and institutional separate accounts in the Large Growth Equity discipline. Mr. Rolle joined TIM's predecessor in 1967. From 1980 to 1982 he served as Chief Investment Officer for SunAmerica then returned to TIM as Chief Investment Officer. Throughout his tenure as CIO, Mr. Rolle has been responsible for creating and guiding the TIM investment philosophy. He holds a B.S. in chemistry and economics from the University of California at Riverside.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The Fund's SAI provides additional information about the manager's compensation, other accounts managed by the manager and the manager's ownership of securities in the Fund.

SHAREHOLDER INFORMATION

THE INVESTMENT ADVISER

The Investment Adviser of the Funds is Transamerica Investment Management, LLC, at 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025 (TIM). TIM is controlled by Transamerica Investment Services, Inc. (TISI). TISI is a subsidiary of Transamerica Corporation, 600 Montgomery Street, San Francisco, California 94111. Transamerica Corporation is a subsidiary of AEGON N.V., an international insurance group.

The Investment Adviser's duties include, but are not limited to:

-    Managing the investments of each Fund

- Ensuring that investments are consistent with each Fund's investment objective, strategies, and policies and comply with government regulations

-    Developing and implementing an investment program for the Funds

ADVISORY FEES

For its services to each of the Funds, the Investment Adviser is entitled to receive an advisory fee based on an annual percentage of the Fund's average daily net assets. It is accrued daily and paid monthly. The fees may be higher than the average advisory fee paid to the investment advisers of other similar funds. The Adviser may waive some or all of its fees from time to time at its discretion.

                                                As a % of Average
                     Fund                        Daily Net Assets
                     ----                       -----------------
Premier Institutional Small Cap Value Fund            0.83%
Premier Institutional Diversified Equity Fund         0.73%
Premier Institutional Bond Fund                       0.43%
Premier Institutional Equity Fund                     0.73%

ADVISORY FEES PAID IN 2006

For the fiscal period ended December 31, 2006, each Fund paid the following advisory fee as a percentage of the Fund's average daily net assets, after reimbursement and/or fee waivers (if applicable).

                     Fund                       Percentage
                     ----                       ----------
Premier Institutional Small Cap Value Fund         0.00%
Premier Institutional Diversified Equity Fund      0.00%
Premier Institutional Bond Fund                    0.00%
Premier Institutional Equity Fund                  0.55%

Each Fund pays all the costs of its operations that are not assumed by the Adviser, including:

-    Custodian

-    Legal

-    Auditing

-    Administration

-    Registration fees and expenses

-    Fees and expenses of directors unaffiliated with the Investment Adviser

The Adviser allocates the expenses that are not Fund-specific among the Funds based on the net assets of each Fund.

Out of its own assets, and not out of the Funds' assets, the Adviser (or its affiliates) may pay for distribution and for shareholder services with respect to the funds provided by broker/dealers and other financial intermediaries.

A discussion regarding the basis of the Funds' Board of Directors approval of the Funds' advisory arrangements will be available in the Funds' semi-annual report for the fiscal period ending June 30, 2007.

TO CONTACT TRANSAMERICA PREMIER

-    Customer Service: 1-800-892-7587

-    Internet: www.transamericafunds.com

-    Fax: 1-866-476-0578

Mailing Address:   Transamerica Premier Funds
                   P.O. Box 219427
                   Kansas City, MO 64121-9427

Overnight Address: Transamerica Premier Funds
                   330 W. 9th Street
                   Kansas City, MO 64105

OPENING AN ACCOUNT

Transamerica Premier Funds make opening an account, investing and account management as easy and efficient as possible. For your convenience, the Funds also provide a complete range of services to meet your investment and financial transaction needs.

Note: To help the U.S. government fight the funding of terrorism and money laundering activities, the USA PATRIOT Act requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account. On your application, be sure to include your name, date of birth (an individual), residential address and Social Security Number or taxpayer identification number. If

SHAREHOLDER INFORMATION

there are authorized traders on your account, please provide this information for each trader. If you do not provide this information, your account will not be established. If Transamerica Premier Funds cannot verify your identity within 30 days from the date your account is established, your account may be closed based on the next calculated net asset value per share ("NAV").

MINIMUM INVESTMENT

The minimum investment is $250,000. The minimum initial investment may be waived from time to time by Transamerica Premier Funds at its discretion.

The minimum initial and minimum subsequent investment requirements have been waived for wrap programs at broker dealer firms having applicable selling and wrap agreements with the Funds and certain qualified retirement plans, excluding IRAs.

The Statement of Additional Information contains additional information.

BY MAIL

- Send your completed application and check made payable to Transamerica Fund Services, Inc

THROUGH AN AUTHORIZED DEALER

- The dealer is responsible for opening your account and providing Transamerica Premier Funds with your taxpayer identification number.

BUYING SHARES

Purchase request initiated through an automated service that exceeds $50,000 per day are not permitted and must be submitted in writing.


BY CHECK

-    Make your check payable and mail to Transamerica Fund Services, Inc.

- If you are opening a new account, send your completed application along with your check.

- If you are purchasing shares in an existing account(s), please reference your Transamerica Premier Funds and account numbers.

- Redemption proceeds will be withheld for 15 calendar days from the date of purchase for funds to clear. Certain exceptions may apply.

- Transamerica Premier Funds does not accept money orders, traveler's checks, credit card convenience checks or cash. Cashier's checks, starter checks, and third-party checks may be accepted, subject to approval by Transamerica Premier Funds.

BY AUTOMATIC INVESTMENT PLAN

- With an Automatic Investment Plan ("AIP"), a level dollar amount is invested monthly and payment is deducted electronically from your bank account. Due to your bank's requirements, please allow up to 30 days for your AIP to begin. Investments may be made between the 3rd and 28th of each month only, and will occur on the 15th if no selection is made. Call Customer Service for information on how to establish an AIP or visit our website to obtain an AIP request form.

BY TELEPHONE

- You may request an electronic transfer of funds from your bank account to your Transamerica Premier account. The electronic bank link option must be established in advance before Automated Clearing House purchases will be accepted. (Call Customer Service or visit our website for information on how to establish an electronic bank link.) Due to your bank's requirements, please allow up to 30 days to establish this option.


THROUGH AUTHORIZED DEALERS

- If your dealer has already established your account for you, no additional documentation is needed. Call your dealer to place your order. Transamerica Premier Funds must receive your payment within three business days after your order is accepted.

BY THE INTERNET

- You may request an electronic transfer of funds from your bank account to your Transamerica Premier Funds account. The electronic bank link option must be established in advance before Automated Clearing House purchases will be accepted. (Call Customer Service or visit our website for information on how to establish an electronic bank link).

SHAREHOLDER INFORMATION

BY WIRE TRANSFER

- You may request that your bank wire funds to your Transamerica Premier Funds account (your bank may charge a fee for such service). You must have an existing account to make a payment by wire transfer. Ask your bank to send your payment to: Bank of America, NA, Charlotte, NC, ABA# 0260-0959-3, DDA# 5486005475. Provide shareholder name, fund and account numbers.

- Shares will be purchased at the next determined NAV after receipt of your wire if you have supplied all other required information.

OTHER INFORMATION

If your check, draft or electronic transfer is returned unpaid by your bank, you will be charged a fee of $20 for each item that has been returned. Transamerica Premier Funds reserves the right to terminate your electronic draft privileges if the drafts are returned unpaid by your bank.

Transamerica Premier Funds or its agents may reject a request for a purchase of shares at any time, in whole or in part, including any purchase under the exchange privilege. To the extent authorized by law, Transamerica Premier Funds reserves the right to discontinue offering shares at any time or to cease operating entirely.

SELLING SHARES

Selling shares is also referred to as "redeeming" shares. You can redeem your shares at any time.

Proceeds from the redemption of your shares will usually be sent within three business days after receipt in good order of your request for redemption (unless you request to receive payment by wire or another option described below). Transamerica Premier Funds has the right to take up to seven days to pay your redemption proceeds, and may postpone payment under certain circumstances, as authorized by law. In cases where shares have recently been purchased by personal checks (or other circumstances where the purchase money has not yet been collected), redemption proceeds will be withheld for 15 calendar days from the date of purchase for funds to clear. Certain exceptions may apply. Shares purchased by wire are immediately available and not subject to the 15 day holding period.

Please note that redemption requests initiated through an automated service that exceed $50,000 per day are not permitted and must be submitted in writing. Additionally, requests totaling more than $100,000 must be in writing with an original signature guarantee by all shareholders.

The electronic bank link option must be established in advance for payments made electronically to your bank such as Automated Clearing House (ACH) or Expedited Wire Redemptions. Call Customer Service to verify this feature is in place on your account or to obtain information on how to establish electronic bank link.

TO REQUEST YOUR REDEMPTION AND RECEIVE PAYMENT BY:

DIRECT DEPOSIT -- AUTOMATIC CLEARINGHOUSE ("ACH")

- You may request an "ACH redemption" in writing, by phone or by internet access to your account. Payment should usually be received by your bank account 2-4 banking days after your request is received in good order. Transamerica Premier Funds does not charge for this payment option. Certain IRAs and qualified retirement plans may not be eligible for ACH redemptions.

DIRECT DEPOSIT -- WIRE

- You may request an "Expedited Wire Redemption" in writing or by phone. The electronic bank link option must be established in advance. Otherwise, an original signature guarantee will be required. Wire redemptions have a minimum of $1,000 per wire. Payment should be received by your bank account the next banking day after your request is received in good order. Transamerica Premier Funds charges $10 for this service. Your bank may charge a fee as well.

CHECK TO ADDRESS OF RECORD

- WRITTEN REQUEST: Send a letter requesting a withdrawal to Transamerica Fund Services, Inc. Specify the fund, account number, and dollar amount or number of shares you wish to redeem. Be sure to include all shareholders' signatures and any additional documents, as well as an original signature guarantee(s) if required. If you are requesting a distribution from an IRA, federal tax withholding of 10% will apply unless you elect otherwise. If you elect to withhold, the minimum tax withholding rate is 10%.

- TELEPHONE OR INTERNET REQUEST: You may request your redemption by phone or internet.

SHAREHOLDER INFORMATION

CHECK TO ANOTHER PARTY/ADDRESS

- This request must be in writing, regardless of amount, signed by all account owners' with an original signature guarantee.

SYSTEMATIC WITHDRAWAL PLAN (BY DIRECT DEPOSIT ACH OR CHECK)

- You can establish a Systematic Withdrawal Plan (SWP) either at the time you open your account or at a later date. Call Customer Service for information on how to establish a SWP or visit our website to obtain a SWP form.

THROUGH AN AUTHORIZED DEALER

- You may redeem your shares through an authorized dealer. (They may impose a service charge.) Contact your Registered Representative or call Customer Service for assistance.

YOUR REQUEST TO SELL YOUR SHARES AND RECEIVE PAYMENT MAY BE SUBJECT TO:

-    The type of account you have, and if there is more than one shareholder.

- The dollar amount you are requesting. Redemptions over $50,000 must be in writing, and those redemptions totaling more than $100,000 require a written request with an original signature guarantee.

- A written request or an original signature guarantee may be required if there have been recent changes made to your account (such as an address change) or other such circumstances. For your protection, if an address change was made in the last 10 days, Transamerica Premier Funds requires a redemption request in writing, signed by all account owners with an original signature guarantee.

- Redemption proceeds will be withheld for 15 calendar days from the date of purchase for funds to clear. Certain exceptions may apply.

- When redeeming all shares from an account with an active Automatic Investment Plan (AIP), your AIP will automatically be stopped. Please contact Customer Service if you wish to re-activate your AIP.

- Each Fund reserves the right to refuse a telephone redemption request if it is believed it is advisable to do so. The telephone redemption option may be suspended or terminated at any time without advance notice.

- Shares will normally be redeemed for cash, although each Fund retains the right to redeem its shares in kind, under unusual circumstances, in order to protect the interests of shareholders by the delivery of securities selected from its shareholders at its discretion. Please see the SAI for more details.

- If you request that a withdrawal check be delivered overnight, a $20 overnight fee will be charged; for Saturday delivery, a $30 overnight fee will be charged. These fees may be adjusted from time to time.

Please see additional information relating to signature guarantees later in this prospectus.

EXCHANGING SHARES

- You may request an exchange in writing, by phone, or by accessing your account through the internet

- You can exchange shares in one fund for shares in the same class of another fund offered in this prospectus.

-    The minimum exchange to a new fund account is $250,000.

- An exchange is treated as a redemption of a fund's shares, followed by a purchase of the shares of the fund into which you exchanged. Prior to making exchanges into a fund that you do not own, please read the prospectus carefully.

- If you exchange all your shares to a new Fund, any active systematic plan that you maintain with Transamerica Premier will also carry over to this new Fund unless otherwise instructed.

- Transamerica Premier Funds reserves the right to modify or terminate the exchange privilege at any time upon 60 days written notice.

- Transamerica Premier Funds reserves the right to deny any request involving transactions between classes of shares.

INVOLUNTARY REDEMPTIONS

Each fund reserves the right to close your account if the account value falls below the fund's minimum account balance, or you are deemed to engage in activities that are illegal (such as late trading) or otherwise believed to be detrimental to the fund (such as market timing or frequent small redemptions). Involuntary redemptions are subject to applicable redemption fees unless Transamerica Premier Funds provides a waiver.

SHAREHOLDER INFORMATION

FEATURES AND POLICIES

MARKET TIMING/EXCESSIVE TRADING

Some investors try to profit from various short-term or frequent trading strategies known as market timing. Examples of market timing include switching money into funds when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one fund to another and then back again after a short period of time. As money is shifted in and out, a fund incurs expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of fund shares disrupt portfolio management, hurt fund performance and drive fund expenses higher. For example, the fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs or realize taxable capital gains without attaining any investment advantage. These costs are borne by all shareholders, including long-term investors who do not generate the costs.

TRANSAMERICA PREMIER FUNDS' BOARD OF DIRECTORS HAS APPROVED POLICIES THAT ARE DESIGNED TO DISCOURAGE MARKET TIMING OR EXCESSIVE TRADING, WHICH INCLUDE LIMITATIONS ON THE NUMBER OF TRANSACTIONS IN FUND SHARES AND REDEMPTION FEES, AS DESCRIBED IN THIS PROSPECTUS. IF YOU INTEND TO ENGAGE IN SUCH PRACTICES, WE REQUEST THAT YOU DO NOT PURCHASE SHARES OF ANY OF THE FUNDS. Each Fund reserves the right to reject any request to purchase shares, including purchases in connection with an exchange transaction, which it reasonably determines to be in connection with market timing or excessive trading. The Funds generally will consider four or more exchanges between Funds, or frequent purchases and redemptions having a similar effect during any rolling three-month period to be evidence of market timing or excessive trading by a shareholder or by accounts under common control (for example, related shareholders, or a financial adviser with discretionary trading authority over multiple accounts). However, the Funds reserve the right to determine less active trading to be "excessive" or related to market timing.

While the Funds discourage market timing and excessive short-term trading, the Funds cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements. In addition, implementation of the Funds' restrictions against market timing and excessive trading may require the cooperation of financial intermediaries, which cannot necessarily be assured, and there is no guarantee that the procedures used by financial intermediaries will be able to curtail frequent, short-term trading activity. For example, shareholders who seek to engage in frequent, short-term trading activity may use a variety of strategies to avoid detection, and the financial intermediaries' ability to deter such activity may be limited by operational and information systems capabilities. Due to the risk that the Funds and financial intermediaries may not detect all harmful trading activity, it is possible that shareholders may bear the risks associated with such activity.

Orders to purchase, redeem or exchange shares forwarded by certain omnibus accounts with Transamerica Premier will not be considered to be market timing or excessive trading for purposes of Transamerica Premier policies. However, the market timing and excessive trading policies of these omnibus firms or plans may apply to transactions by the underlying shareholders.

See the "Exchange Shares" section of this prospectus for further details on the exchange policies.

THE FUNDS DO NOT PERMIT MARKET TIMING. DO NOT INVEST WITH US IF YOU ARE A MARKET TIMER.

CUSTOMER SERVICE

Occasionally, Transamerica Premier Funds experiences high call volume due to unusual market activity or other events that may make it difficult for you to reach a Customer Service Representative by telephone. If you are unable to reach Transamerica Premier Funds by telephone, please consider visiting our website at www.transamericafunds.com. You may also send instructions by mail, by fax or by using the In-Touch line.

UNCASHED CHECKS ISSUED ON YOUR ACCOUNT

If any check Transamerica Premier Funds issues is returned by the Post Office as undeliverable, or remains outstanding (uncashed) for six months, Transamerica Premier Funds reserves the right to reinvest check proceeds back into your account at the net asset value next calculated after reinvestment. If applicable, Transamerica Premier Funds will also change your account distribution option from cash to reinvest. Interest does not accrue on amounts represented by uncashed checks.

MINIMUM DIVIDEND CHECK AMOUNTS

To control costs associated with issuing and administering dividend checks, Transamerica Premier Funds reserves the right not to issue checks under a specified amount. For accounts with the cash by check dividend distribution option, if the dividend payment total is less than $10, the distribution

SHAREHOLDER INFORMATION

will be reinvested into the account and no check will be issued. In case we are unable to reinvest check proceeds in a Fund, for example, if the Fund has been liquidated or is closed to new investments, we reserve the right to reinvest the proceeds in another Transamerica Premier Fund, such as Transamerica Cash Reserve Fund.

DIVIDEND PAYMENT SCHEDULES:

FUND
----
Institutional Small Cap Value Fund      Annually in December
Institutional Diversified Equity Fund   Annually in December
Institutional Bond Fund                 Monthly
Institutional Equity                    Annually in December

MINIMUM ACCOUNT BALANCE

It is relatively costly to maintain small accounts. Therefore, Transamerica Premier Funds reserves the right to redeem all shares in any account for its net asset value if at any time the total value of the account is less than $100,000. Transamerica Premier Funds will notify you if the value of the account is less than the required minimum. Your will have at least 60 days to bring the value of the account up to the required minimum before the redemption is processed.

TELEPHONE TRANSACTIONS

Transamerica Premier Funds and its transfer agent, Transamerica Fund Services, Inc. (TFS), are not liable for complying with telephone instructions that are deemed by them to be genuine. Transamerica Premier Funds and TFS will employ reasonable procedures to help ensure telephone instructions are genuine. In situations where Transamerica Premier Funds or TFS reasonably believe they were acting on genuine telephone instructions, you bear the risk of loss. These procedures may include requiring personal identification, providing written confirmation of transactions, and tape recording conversations. Transamerica Premier Funds reserves the right to modify the telephone redemption privilege at any time.

RETIREMENT AND ESA STATE STREET ACCOUNT MAINTENANCE FEES

Retirement plan and Coverdell ESA State Street accounts are subject to an annual custodial fee of $15 per fund account, with a maximum fee of $30 per Social Security Number. For example, an IRA in two fund accounts would normally be subject to a $30 annual custodial fee. The fee is waived if the total of the retirement plan and ESA account(s)' value per Social Security Number is more than $50,000.

PROFESSIONAL FEES

Your financial professional may charge a fee for his or her services. This fee will be in addition to any fees charged by Transamerica Premier Funds. Your financial professional will answer any questions that you may have regarding such fees.

SIGNATURE GUARANTEE

An original signature guarantee assures that a signature is genuine so that you are protected from unauthorized account transactions. Notarization is not an acceptable substitute. Acceptable guarantors only include participants in the Securities Transfer Agents Medallion Program (STAMP2000). Participants in STAMP2000 may include financial institutions such as banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange.

An original signature guarantee is required if any of the following is applicable:

     - You request a redemption or distribution transaction totaling more than $100,000 or, in the case of an IRA with a market value in excess of $100,000, you request a custodian to custodian transfer.

     - You would like a check made payable to anyone other than the shareholder(s) of record.

     - You would like a check mailed to an address which has been changed within 10 days of the redemption request.

     - You would like a check mailed to an address other than the address of record.

     - You would like your redemption proceeds wired to a bank account other than a bank account of record.

     -    You are adding or removing a shareholder from an account.

     -    You are changing ownership of an account.

To the extent permitted by law, the Funds reserve the right to require an original signature guarantee under other circumstances or to reject or delay a redemption on certain legal grounds.

An original signature guarantee may be refused if any of the following is applicable:

-    It does not appear valid or in good form.

- The transaction amount exceeds the surety bond limit of an original signature guarantee.

-    The guarantee stamp has been reported as stolen, missing or counterfeit.

SHAREHOLDER INFORMATION

EMPLOYER-SPONSORED ACCOUNTS

If you participate in an employer sponsored plan and wish to make an allocation change to your current fund selection, you or your financial professional must notify Transamerica Premier Funds by phone or in writing. Please also remember to inform your employer of the change(s) to your fund allocation. Documentation for allocations submitted online or in writing from your employer will be used to allocate your contributions. This documentation will supersede all other prior instructions received from you or your financial professional. (Note: If you perform a partial or complete exchange to a new fund selection, your current fund allocation will remain unchanged for future contributions unless specified otherwise.)

E-MAIL COMMUNICATION

As e-mail communications may not be secure, and because we are unable to take reasonable precautions to verify your shareholder and transaction information, we cannot respond to account-specific requests received via email. For your protection, we ask that all transaction requests be submitted only via telephone, mail or through the secure link on our website.

STATEMENTS AND REPORTS

Transamerica Premier will send you a confirmation statement after every transaction that affects your account balance or registration, with the exception of transactions necessary to assess account fees. These fees may include retirement plan maintenance fees or minimum account balance fees which will be shown on your next regularly scheduled quarterly statement. Information regarding these fees are disclosed in this prospectus. Please review the confirmation statement carefully and promptly notify Transamerica Premier in writing within 90 days of any error or you will be deemed to have ratified the transaction as reported to you. If you are enrolled in the Automatic Investment Plan or Payroll Deduction, you will receive a quarterly confirmation. Information about the tax status of income dividends and capital gains distributions will be mailed to shareholders early each year.

Please retain your statements. If you require historical statements, Transamerica Premier may charge $10 per statement per year up to a maximum of $50 per Social Security Number. Financial reports for the funds, which include a list of the holdings, will be mailed twice a year to all shareholders.

PRICING OF SHARES

HOW SHARE PRICE IS DETERMINED

The price at which shares are purchased or redeemed is the net asset value ("NAV") that is next calculated following receipt and acceptance of a purchase order in good order or receipt of a redemption order in good order by Transamerica Premier Funds or an authorized intermediary.

WHEN SHARE PRICE IS DETERMINED

The NAV of the Funds is determined on each day the New York Stock Exchange ("NYSE") is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a fund does not price its shares (therefore, the NAV of a fund holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the funds).

Purchase orders received in good order and accepted and redemption orders received in good order before the close of business on the NYSE, usually 4:00 p.m. Eastern Time, receive the share price determined at the close of the NYSE that day (less applicable sales charges and/or redemption fees). Purchase and redemption requests received after the NYSE is closed receive the share price at the close of the NYSE the next day the NYSE is open. Purchase and redemption requests by telephone are deemed received when the telephone call is received.

HOW NAV IS DETERMINED

The NAV per share of each Fund is calculated by taking the value of the Fund's assets, subtracting the Fund's liabilities, and dividing by the number of shares of the Fund that are then outstanding.

In general, securities and other investments are valued at market value when market quotations are readily available. Fund securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price ("NOCP"). If there have been no sales for that day on the exchange or

SHAREHOLDER INFORMATION

system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services.

When market quotations are not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), securities and other assets are valued at fair value. In that case, a valuation committee appointed by the Board of Directors may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board of Directors. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades, but before the close of the NYSE, that is likely to have changed the value of such security; the closing value is deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.

Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The valuation committee makes such determinations in good faith in accordance with the Funds' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV.

DISTRIBUTIONS AND TAXES

TAXES ON DISTRIBUTIONS IN GENERAL

Each Fund will distribute all or substantially all of its net investment income and net capital gains to its shareholders each year. Although a fund will not have to pay income tax on amounts it distributes to shareholders, most shareholders will be taxed on amounts they receive. Shareholders who are not subject to tax on their income, such as qualified retirement accounts and other tax-exempt investors, generally will not be required to pay any tax on distributions. (See below for special rules applicable to particular funds.) If a fund declares a dividend in October, November, or December but pays it in January, you will be taxed on the dividend as if you received it in the previous year.

You normally will be taxed on distributions you receive from a fund, regardless of whether they are paid to you in cash or are reinvested in additional fund shares. A particular distribution generally will be taxable as either ordinary income or as long-term capital gain.

Distributions that are derived from net long- term capital gains will typically be taxed as a long-term capital gain. Other distributions will usually be taxable as ordinary income. Except as described below, the tax consequences of a distribution do not depend upon how long you held your fund shares.

Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains and from certain qualifying dividends on corporate stock. These rate reductions do not apply to corporate taxpayers. The following are guidelines for how certain distributions by the Funds are generally taxed to individual taxpayers:

- Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15% (5% for individuals in the 10% and 15% federal tax brackets)

- Note that distributions of earnings from dividends paid by certain "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends

- A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate

- Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short- term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer. As a result,

SHAREHOLDER INFORMATION

     distributions from funds that invest primarily in debt securities, such as money market funds and bond funds, will not generally qualify for the 15% rate

Each Fund will send you a tax report annually summarizing the amount of and the tax aspects of your distributions.

If you buy shares of a fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as "buying a dividend."

Investors who invest through tax-deferred accounts, such as IRAs, 403(b) accounts, and qualified retirement plans, will ordinarily not be subject to tax until a distribution is made at which time such distribution is generally taxed as ordinary income. These accounts are subject to complex tax rules and each tax-deferred account investor should consult their tax advisers regarding their investments in a tax-deferred account.

TAXES ON THE SALE OR EXCHANGE OF SHARES

If you sell shares of a fund or exchange them for shares of another fund, you generally will have a capital gain or loss, which will be long-term capital gain if you held the shares for more than one year and otherwise short-term capital gain.

Such gain or loss is computed by subtracting your tax basis in the shares from the redemption proceeds (in the case of a sale) or the value of the shares received (in the case of an exchange). Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep account statements so that you or your tax preparer will be able to determine whether a sale will result in a taxable gain. If your tax basis in the shares exceeds your redemption proceeds (or the value of the shares received in the case of an exchange), you will recognize a taxable loss on the sale of shares of the fund. Any loss recognized on shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions that were received with respect to the shares.

WITHHOLDING TAXES

As with all mutual funds, a fund may be required to withhold U.S. federal income tax at the fourth lowest tax rate applicable to unmarried individuals (currently 28%) of all taxable distributions payable to you if you fail to provide the fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax, but is a method in which the IRS ensures that it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

NON-RESIDENT ALIEN WITHHOLDING

If you are a non-U.S. investor, you must provide a U.S. mailing address to establish an account unless you have a broker/dealer firm that submits your account through the National Securities Clearing Corporation, in which your broker/dealer will be required to submit a foreign certification form. Investors changing a mailing address to a non-U.S. address will be required to have a foreign certification form completed and returned to us if they have a broker/dealer before future purchases can be accepted. Shareholders that are not U.S. investors under the federal tax laws may be subject to U.S. withholding and are generally subject to U.S. tax certification requirements. Additionally, the appropriate tax form (generally, Form W-8BEN) and documentary evidence is required if you are not a U.S. resident alien.

OTHER TAX INFORMATION

This tax discussion is for general information only. In addition to federal income taxes, you may be subject to state, local or foreign taxes on payments received from Transamerica Premier Funds. More information is provided in the SAI. You should also consult your own tax advisor for information regarding all tax consequences applicable to your investments in Transamerica Premier Funds.

INVESTMENT POLICY CHANGE

Transamerica Premier Institutional Small Cap Value Fund, Transamerica Premier Institutional Diversified Equity Fund, Transamerica Premier Institutional Bond Fund and Transamerica Premier Institutional Equity Fund each, as part of their investment policies, invest at least 80% of their assets (defined as net assets plus the amount of any borrowings for investment purposes) in certain securities as indicated in this prospectus. Shareholders will be provided with at least 60 days' prior written notice of any changes in the 80% investment policies. Such notice will comply with the conditions set forth in any applicable SEC rules then in effect.

SHAREHOLDER INFORMATION

SUMMARY OF BOND RATINGS

Following is a summary of the grade indicators used by two of the most prominent, independent rating agencies (Moody's Investors Service, Inc. and Standard & Poor's Corporation) to rate the quality of bonds. The first four categories are generally considered investment quality bonds. Those below that level are of lower quality, commonly referred to as "junk bonds."

                                         STANDARD
                               MOODY'S   & POOR'S
                               -------   --------
INVESTMENT GRADE
Highest quality                  Aaa        AAA
High quality                      Aa        AA
Upper medium                      A          A
Medium, speculative features     Baa        BBB

LOWER QUALITY
Moderately speculative            Ba        BB
Speculative                       B         B
Very speculative                 Caa        CCC
Very high risk                    Ca        CC
Highest risk, may not be
   paying interest                C         C
In arrears or default             C         D

SHAREHOLDER INFORMATION

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand a Fund's performance since its inception. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Transamerica Premier Funds' 2006 Annual Report which is available by request by calling 1-800-892-7587.

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the financial statements.




             TRANSAMERICA PREMIER INSTITUTIONAL SMALL CAP VALUE FUND

                                                                   YEAR ENDED      YEAR ENDED DECEMBER
                                                               DECEMBER 31, 2006       31, 2005(e)
                                                               -----------------   -------------------
NET ASSET VALUE
Beginning of Period                                                 $10.73               $10.00
                                                                    ------               ------
OPERATIONS
Net investment income (loss)(a)                                       0.14                 0.10
Net realized and unrealized gain on investments                       1.88                 1.17
                                                                    ------               ------
Total from investment operations                                      2.02                 1.27
                                                                    ------               ------
DIVIDENDS/DISTRIBUTIONS AND OTHER TO SHAREHOLDERS
Net investment income                                                (0.12)               (0.08)
Net realized gains on investments                                    (0.31)               (0.46)
                                                                    ------               ------
Total dividends/distributions                                        (0.43)               (0.54)
                                                                    ------               ------
NET ASSET VALUE
End of period                                                       $12.32               $10.73
                                                                    ------               ------
TOTAL RETURN(b)                                                      18.74%               12.67%(d)
                                                                    ======               ======
Ratio and Supplemental Data Expenses to average net assets:
   After reimbursement/fee waiver                                     0.85%                0.85%(c)
   Before reimbursement/fee waiver                                    8.68%                9.32%(c)
Net investment income (loss), after reimbursement/fee waiver          1.15%                1.00%(c)
Portfolio turnover rate                                                 53%                  53%(d)
Net assets end of the period (in thousands)                         $  674               $  563

(a) Net investment income (loss) is after fee waivers and reimbursements by the Investment Adviser. If the Investment Adviser had not waived fees and reimbursed expenses, net investment income (loss) per share would have been $(0.79) and $(0.72), for the year ended December 31, 2006 and the period ended December 31, 2005, respectively. Per share net investment income
     (loss) has been determined on the basis of the average number of shares outstanding during the period.

(b)  Total return represents aggregate total return for each period.

(c)  Annualized.

(d)  Not annualized.

(e)  Commenced operations on February 1, 2005.

SHAREHOLDER INFORMATION



FINANCIAL HIGHLIGHTS

           TRANSAMERICA PREMIER INSTITUTIONAL DIVERSIFIED EQUITY FUND

                                                                   YEAR ENDED      YEAR ENDED DECEMBER
                                                               DECEMBER 31, 2006       31, 2005(e)
                                                               -----------------   -------------------
NET ASSET VALUE
Beginning of Period                                                 $11.14              $10.00
                                                                    ------              ------
OPERATIONS
Net investment income (loss)(a)                                       0.05                0.05
Net realized and unrealized gain on investments                       1.02                1.14
                                                                    ------              ------
Total from investment operations                                      1.07                1.19
                                                                    ------              ------
DIVIDENDS/DISTRIBUTIONS AND OTHER TO SHAREHOLDERS
Net investment income                                                   --               (0.05)
                                                                    ------              ------
Total dividends/distributions                                           --               (0.05)
                                                                    ------              ------
NET ASSET VALUE
End of period                                                       $12.21              $11.14
                                                                    ------              ------
TOTAL RETURN(b)                                                       9.61%              11,88%(d)
                                                                    ======              ======
Ratio and Supplemental Data Expenses to average net assets:
   After reimbursement/fee waiver                                     0.75%               0.75%(c)
   Before reimbursement/fee waiver                                    8.90%               9.27%(c)
Net investment income (loss), after reimbursement/fee waiver          0.40%               0.52%(c)
Portfolio turnover rate                                                 40%                 38%(d)
Net assets end of the period (in thousands)                         $  613              $  559

(a) Net investment income (loss) is after fee waivers and reimbursements by the Investment Adviser. If the Investment Adviser had not waived fees and reimbursed expenses, net investment income (loss) per share would have been $(0.90) and $(0.75) for the year ended December 31, 2006 and the period ended December 31, 2005, respectively. Per share net investment income
     (loss) has been determined on the basis of the average number of shares outstanding during the period.

(b)  Total return represents aggregate total return for each period.

(c)  Annualized.

(d)  Not annualized.

(e)  Commenced operations on February 1, 2005.

SHAREHOLDER INFORMATION

FINANCIAL HIGHLIGHTS

                  TRANSAMERICA PREMIER INSTITUTIONAL BOND FUND

                                                                                     PERIOD ENDED
                                                               YEAR ENDED DECEMBER   DECEMBER 31,
                                                                     31, 2006           2005(E)
                                                               -------------------   ------------
NET ASSET VALUE
Beginning of Period                                                  $ 9.75           $10.00
                                                                     ------           ------
OPERATIONS
Net investment income (loss)(a)                                        0.46             0.38
Net realized and unrealized gain on investments                       (0.10)           (0.23)
                                                                     ------           ------
Total from investment operations                                       0.36             0.15
                                                                     ------           ------
DIVIDENDS/DISTRIBUTIONS AND OTHER TO SHAREHOLDERS
Net investment income                                                 (0.48)           (0.40)
Return of Capital                                                     (0.22)              --
Total dividends/distributions                                         (0.70)           (0.40)
NET ASSET VALUE
End of period                                                        $ 9.41           $ 9.75
                                                                     ------           ------
TOTAL RETURN(b)                                                        3.88%            1.53%(d)
                                                                     ======           ======
Ratio and Supplemental Data Expenses to average net assets:
   After reimbursement/fee waiver                                      0.45%            0.45%(c)
   Before reimbursement/fee waiver                                     5.74%            7.97%(c)
Net investment income (loss), after reimbursement/fee waiver           4.80%            4.18%(c)
Portfolio turnover rate                                                 151%             269%(d)
Net assets end of the period (in thousands)                          $1,067           $1,027

(a) Net investment income (loss) is after fee waivers and reimbursements by the Investment Adviser. If the Investment Adviser had not waived fees and reimbursed expenses, net investment income (loss) per share would have been $(0.05) and $(0.30) for the year ended December 31, 2006 and the period ended December 31, 2005, respectively. Per share net investment income
     (loss) has been determined on the basis of the average number of shares outstanding during the period.

(b)  Total return represents aggregate total return for each period.

(c)  Annualized.

(d)  Not annualized.

(e)  Commenced operations on February 1, 2005.

SHAREHOLDER INFORMATION

FINANCIAL HIGHLIGHTS

                 TRANSAMERICA PREMIER INSTITUTIONAL EQUITY FUND

                                                                   YEAR ENDED      YEAR ENDED DECEMBER       PERIOD ENDED
                                                               DECEMBER 31, 2006         31, 2005        DECEMBER 31, 2004(e)
                                                               -----------------   -------------------   --------------------
NET ASSET VALUE
Beginning of Period                                                 $ 11.41             $ 11.11               $ 10.00
                                                                    -------             -------               -------
OPERATIONS
Net investment income (loss)(a)                                        0.01               (0.01)                 0.08
Net realized and unrealized gain on investments                        0.93                1.91                  1.40
                                                                    -------             -------               -------
Total from investment operations                                       0.94                1.90                  1.48
                                                                    -------             -------               -------
DIVIDENDS/DISTRIBUTIONS AND OTHER TO SHAREHOLDERS
Net investment income                                                 (0.01)                 --                 (0.36)
Net realized gains on investments                                     (0.13)              (1.60)                (0.01)
                                                                    -------             -------               -------
Total dividends/distributions                                         (0.14)              (1.60)                (0.37)
                                                                    -------             -------               -------
NET ASSET VALUE
End of period                                                       $ 12.21             $ 11.41               $ 11.11
                                                                    -------             -------               -------
TOTAL RETURN(b)                                                        8.22%              17.03%                11.51%(d)
                                                                    =======             =======               =======
Ratio and Supplemental Data Expenses to average net assets:
   After reimbursement/fee waiver                                      0.75%               0.75%                 0.75%(c)
   Before reimbursement/fee waiver                                     0.93%               1.05%                 0.90%(c)
Net investment income (loss), after reimbursement/fee waiver           0.09%              (0.06)%                1.31%(c)
Portfolio turnover rate                                                  31%                122%                   18%(d)
Net assets end of the period (in thousands)                         $58,448             $44,106               $62,110

(a) Net investment income (loss) is after fee waivers and reimbursements by the Investment Adviser. If the Investment Adviser had not waived fees and reimbursed expenses, net investment income (loss) per share would have been $(0.01), $(0.04) and $0.07 for the years ended December 31, 2006, 2005 and the period ended December 31, 2004, respectively. Per share net investment income (loss) has been determined on the basis of the average number of shares outstanding during the period.

(b)  Total return represents aggregate total return for each period.

(c)  Annualized.

(d)  Not annualized.

(e)  Commenced operations on June 1, 2004.

SHAREHOLDER INFORMATION

APPENDIX A

EXPLANATION OF STRATEGIES AND RISKS

HOW TO USE THIS SECTION

Descriptions of the principal strategies and risks are provided in each individual Fund section of this prospectus. Referrals are made to this Appendix for a more complete description of the risks associated with investing in the Funds. For best understanding, first read the description of the Fund in which you are interested. Then refer to this section to read about the risks particular to that Fund. For additional discussions of strategies and risks, please refer to the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

DIVERSIFICATION

The Investment Company Act of 1940 ("1940 Act") classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a fund's assets over a number of issuers to reduce risk. A non-diversified fund has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified fund, its share price can be expected to fluctuate more than a diversified fund.

Each Fund qualifies as a diversified fund under the 1940 Act.

WHAT IS A NON-DIVERSIFIED FUND?

A "non-diversified" fund has the ability to take larger positions in a smaller number of issuers. To the extent a fund invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified fund and may be subject to greater loss with respect to its portfolio securities.

Because a fund may invest a relatively large percentage of its assets in a single issuer, a fund's performance may be particularly sensitive to change in the value of securities of these issuers.

WHAT IS "BOTTOM-UP" ANALYSIS?

When the investment adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

INVESTING IN COMMON STOCKS

Many factors cause common stocks to go up and down in price. A major factor is the financial performance of the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. When your Fund holds stocks, there is a risk that some or all of them may be down in price when you choose to sell Fund shares, causing you to lose money. This is called market risk.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, though the factors causing this are different, including:

CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

DEFAULTS. All bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service (Moody's) and Standard & Poor's Rating Group (S&P). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

LOW RATING. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, subject to greater price volatility and are less liquid.

LACK OF RATING. Some bonds are considered speculative, or for other reasons are not rated. Such bonds must pay a higher interest rate in order to attract investors. They're considered riskier because of the higher possibility of default or loss of liquidity.

SHAREHOLDER INFORMATION

LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, the market demand for it may "dry up." In that case, the bond may be hard to sell or "liquidate" (convert to cash). Please see Appendix A of the SAI for a description of corporate bond ratings.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk because even though your Fund may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile Fund is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks not usually associated with U.S. securities, including:

- CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops, the value of Fund shares could drop too, even if the securities are strong. Dividend and interest payments may be lower. Factors affecting exchange rates are: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and any currency manipulation by banks.

- CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation.

- CURRENCY TRADING COSTS. A Fund may also invest in American Depositary Receipts (ADRs) and American Depositary Shares (ADSs). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADR or ADS. A Fund may incur costs when it converts other currencies into dollars, and vice-versa.

- DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

- LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

- LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S.

- MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a Fund might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

- LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

- SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

- HIGHER CUSTODIAL CHARGES. Fees charged by a Funds' custodian for holding shares are higher for foreign securities than those of domestic securities.

- VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Fund interest, dividends and capital gains may be subject to foreign withholding taxes.

- POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities. Regulation of banks and capital markets can be weak.

- DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open and asset values can change before your transaction occurs.

- HEDGING. A Fund may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a Fund's currency exposure from one currency to another removes the Fund's opportunity to profit from the original currency and involves a risk of increased losses for the Fund if the adviser's projection of future exchange rates is inaccurate.

- EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and

SHAREHOLDER INFORMATION

     the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a Fund that invests in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND DERIVATIVES

A Fund may use derivative instruments as part of its investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts such as options involve additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a Fund may incur substantial losses.

A Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the Fund:

- MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

- CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a Fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

- LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. A Fund's investment in illiquid securities may reduce the returns of the Fund because it may be unable to sell the securities at an advantageous time or price.

- LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, a Fund will segregate assets determined to be liquid by the investment adviser in accordance with procedures established by the Board of Directors (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

- LACK OF AVAILABILITY. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a Fund will engage in derivatives transactions at any time or from time to time. A Fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

- MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund's interest. If a Fund manager incorrectly forecasts the value of securities, currencies or interest rates or other economic factors in using derivatives for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. A Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions.

Other risks in using derivatives include the risk of mis-pricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a Fund's use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at

SHAREHOLDER INFORMATION

ordinary income tax rates) than if the Fund had not used such instruments.

INVESTING IN FIXED-INCOME INSTRUMENTS

A Fund may invest in "Fixed-Income Instruments," which include, among others:

- Securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");

- Corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;

-    Mortgage-backed and other asset-backed securities;

-    Inflation-indexed bonds issued both by governments and corporations;

- Structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;

-    Delayed funding loans and revolving credit facilities;

-    Bank certificates of deposit, fixed time deposits and bankers' acceptances;

-    Repurchase agreements and reverse repurchase agreements;

- Debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;

- Obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and

-    Obligations of international agencies or supranational entities.

A Fund may invest in derivatives based on Fixed-Income Instruments.

GROWTH INVESTING

Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Fund may underperform other funds that employ a different style. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential. Growth-oriented funds typically will underperform when value investing is in favor.

INVESTING IN SMALL- AND MID-CAPITALIZATION COMPANIES

Investment in small- and mid-capitalization companies involves a substantial risk of loss. Small- and mid-cap companies and the market for their equity securities are more likely to be more sensitive to changes in earnings results and investor expectations. These companies are also likely to have more limited product lines, capital resources and management depth than larger companies.

TEMPORARY DEFENSIVE STRATEGIES

For temporary defensive purposes, a Fund may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a Fund increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decreases. Furthermore, when a Fund assumes a temporary defensive position it may not be able to achieve its investment objective.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Fund may outperform or underperform other funds that employ a different investment style. The Fund may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically under-perform when value investing is in favor.

INVESTING IN CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PORTFOLIO TURNOVER

A Fund may engage in a significant number of short-term transactions, which may lower Fund performance. High turnover rate will not limit a manager's ability to buy or sell

SHAREHOLDER INFORMATION

securities for these Funds. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a Fund. The Funds ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

                            NOTICE OF PRIVACY POLICY

At Transamerica Investors, Inc., protecting your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use "nonpublic personal information" in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

WHAT INFORMATION WE COLLECT AND FROM WHOM WE COLLECT IT

We may collect nonpublic personal information about you from the following sources:

     - Information we receive from you on applications or other forms, such as your name, address and account number;

     - Information we receive from you on applications or other forms, such as your account balance and purchase/redemption history; and

     - Information we receive from non-affiliated third parties, including consumer reporting agencies.

WHAT INFORMATION WE DISCLOSE AND TO WHOM WE DISCLOSE IT

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to persons or companies that perform services on our behalf and to other financial institutions with which we have joint marketing agreements. We will require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

OUR SECURITY PROCEDURES

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies as permitted by law to assist in providing products or services to you. We maintain written, electronic and procedural safeguards to protect your nonpublic personal information and to safeguard the disposal of certain consumer information.

If you have any questions about our Privacy Policy, please call 1-800-892-7587, Monday through Friday from 8 a.m. to 8 p.m. Eastern Time.

Note: This Privacy Policy applies only to customers that have a direct relationship with us or our wholly owned subsidiaries. If you own shares of Transamerica Investors, Inc. in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

                    THIS PAGE IS NOT PART OF THIS PROSPECTUS

                      ADDITIONAL INFORMATION AND ASSISTANCE

You may get more information, at no charge, about Transamerica Premier Funds by requesting the following:

ANNUAL AND SEMI-ANNUAL REPORT

These reports describe the Funds' performance and list their portfolio holdings and financial condition. The Annual Report also discusses the market conditions and the portfolio managers' strategies that significantly affected the Funds' performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

This document gives additional information about the Funds. The SAI was filed with the Securities and Exchange Commission ("SEC") and incorporated by reference as part of the prospectus. You can obtain a copy of the SAI by requesting it from us.

TO OBTAIN INFORMATION FROM TRANSAMERICA PREMIER FUNDS

-    Call 1-800-89-ASK-US (1-800-892-7587).

- Write to Transamerica Premier Funds, P.O. Box 219427, Kansas City, MO 64121-9427.

-    E-mail us at PremierFunds@Transamerica.com.

-    Visit our web site at transamericafunds.com.

TO OBTAIN INFORMATION FROM THE SEC

- Visit the SEC, Public Reference Room, Washington, D.C. to review or copy the prospectus and SAI

-    Call 1-202-551-8090 for more information about the Public Reference Room

-    Visit the SEC's Internet web site at http://www.sec.gov

- Write to Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-6009 or send an electronic request to publicinfo@sec.gov for copies of these documents (requires you to pay a duplicating fee)

SEC file number: 811-09010

(TRANSAMERICA PREMIER FUNDS LOGO)

Distributor: Transamerica Capital, Inc.

TRANSAMERICA PREMIER FUNDS - INSTITUTIONAL CLASS SHARES

PROSPECTUS: MAY 1, 2007

FIXED INCOME FUND
Transamerica Premier High Yield Bond Fund

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
TRANSAMERICA PREMIER FUNDS-INSTITUTIONAL CLASS
TRANSAMERICA PREMIER HIGH YIELD BOND FUND................................      2
SHAREHOLDER INFORMATION..................................................      6
THE INVESTMENT ADVISER...................................................      6
ADVISORY FEES............................................................      6
OPENING AN ACCOUNT.......................................................      6
BUYING SHARES............................................................      7
SELLING SHARES...........................................................      7
INVOLUNTARY REDEMPTIONS..................................................      9
FEATURES AND POLICIES....................................................      9
PRICING OF SHARES........................................................     11
DISTRIBUTIONS AND TAXES..................................................     12
FINANCIAL HIGHLIGHTS.....................................................     14
APPENDIX A...............................................................    A-1
ADDITIONAL INFORMATION AND ASSISTANCE....................................    B-1

Listed in this prospectus are the investment objectives and principal investment strategies for Transamerica Premier High Yield Bond Fund - Institutional Class shares (the "Fund"). The Fund is managed by Transamerica Investment Management, LLC ("TIM" or "Investment Adviser"). The Fund's investment strategies are non-fundamental, which means that the Board of Directors may change the Fund's investment strategies without shareholder approval.

As with any investment, there can be no guarantee that the Fund will achieve its investment objective. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; consequently, loss of money is a risk of investing in the Fund.

Please read this prospectus carefully before you invest or send money. It has been written to provide information and assist you in making an informed decision. If you would like additional information, please request a copy of the Statement of Additional Information ("SAI") (see back cover).

In addition, we suggest you contact your financial professional or a Transamerica Premier Customer Service Representative, who will assist you.

Transamerica Premier High Yield Bond Fund - Institutional Class Shares

OBJECTIVE

The Fund seeks to achieve a high total return (income plus capital appreciation) by investing primarily in debt instruments and convertible securities, with an emphasis on lower-quality securities.

PRINCIPAL STRATEGIES AND POLICIES

The Fund generally invests at least 80% of its assets in a diversified selection of lower-rated bonds, commonly known as "junk bonds." These are bonds rated below Baa by Moody's or below BBB by Standard & Poor's (see Summary of Bond Ratings). The Investment Adviser seeks bonds that are likely to be upgraded, return high current income, rise in value, and are unlikely to default on payments.

The Investment Adviser uses a "bottom-up" approach to investing. The Investment Adviser studies industry and economic trends, but focuses on researching individual issuers. The Fund's portfolio is constructed one company at a time. Each company passes through a research process and stands on its own merits as a viable investment in the Investment Adviser's opinion.

To achieve its goal, the Investment Adviser's fixed-income management team:

- Seeks to achieve price appreciation and minimize price volatility by identifying bonds that are likely to be upgraded by qualified rating organizations

- Employs research and credit analysis to minimize purchasing bonds that may default by determining the likelihood of timely payment of interest and principal

- Invests Fund assets in convertible and other securities consistent with the objective of high current income and capital appreciation

This Fund may also invest in derivative securities, including futures, options and options on futures, swaps and foreign securities.

Under adverse or unstable market conditions, the Fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit of any upswing in the market.

PRINCIPAL RISKS

Your primary risk in investing in this Fund is you could lose money. The value of the Fund can fall if interest rates go up, or if the issuer fails to pay the principal or interest payments when due. Because this Fund invests in bonds, there is less risk of loss over short periods of time than for funds that invest in equities. However, since this Fund invests in lower-rated bonds, it is subject to a greater risk of loss of principal due to an issuer's non-payment of principal or interest, and its performance is subject to more variance due to market conditions than higher-rated bond funds. You should carefully assess the risks associated with an investment in this Fund.

The value of fixed income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

-    Fluctuations in market value

- Changes in interest rates: the value of a fixed-income securities generally decreases as interest rates rise

- Length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

-    Issuers defaulting on their obligations to pay interest or return principal

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase, and conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

The value of the Fund's investments will fluctuate in response to movements in interest rates. If rates rise, the values of debt securities generally fall. The longer the average maturity of the Fund's bond portfolio, the greater the fluctuation.

Although lower or non-rated bonds are capable of generating higher yields, investors should be aware that they are also subject to greater price volatility and higher rates of default than investment grade bonds (those rated above Baa by Moody's or BBB by Standard & Poor's). Price volatility and higher rates of default are both capable of diminishing the performance of the Fund and the value of your shares.

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the Fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the portfolio manager, the Fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the Fund will be able to engage in these transactions to reduce exposure to other risks.

Transamerica Premier High Yield Bond Fund - Institutional Class Shares

Futures and options involve additional risks and transactional costs, and draw upon skills and experience which are different from those needed to pick other securities. Specific risks include:

-    Inaccurate market predictions

-    Imperfect correlation

-    Illiquidity

-    Tax considerations

Because the Fund may invest in foreign securities, it can be exposed to risks related to those securities. Investments in foreign securities, including American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts (EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation: changes in currency values; currency speculation; currency trading costs; different accounting and reporting practices; less information available to the public; less (or different) regulation of securities markets; more complex business negotiations; less liquidity; more fluctuations in prices; delays in settling foreign securities transactions; higher costs for holding shares (custodial fees); higher transaction costs; vulnerability to seizure and taxes; political instability and small markets; and different market trading days.

The interest rates on short-term obligations held in the Fund's portfolio will vary, rising or falling with short-term interest rates generally. The Fund's yield will tend to lag behind general changes in interest rates.

The ability of the Fund's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

The Fund could lose money if the issuer or guarantor of a fixed-income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations.

The value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are described further in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. In addition, investors should note that the Fund publishes its holdings on its website at www.transamericafunds.com 30 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

INVESTOR PROFILE

The Fund is intended for investors who are willing to take substantial risks in pursuit of potentially higher rewards. The risks associated with investments in speculative securities make this Fund suitable only for long-term investment.

PAST PERFORMANCE

The bar chart and the table below provide some indication of the risks of investing in the Fund by showing you how the Fund's performance has varied from year to year, and how the Fund's average annual total returns for different periods compared to the returns of broad measures of market performance. The Fund's primary benchmark, the Merrill Lynch High Yield, Cash Pay, BB-B Rated Index, and the Fund's secondary benchmark, the Merrill Lynch U.S. High Yield Cash Pay Index, are widely recognized unmanaged indexes of market performance. Absent any limitation of the Fund's expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 (%)

                               (PERFORMANCE GRAPH)

1999    5.50%
2000   -1.88%
2001    4.77%
2002   -2.24%
2003   18.87%
2004   10.88%
2005    3.08%
2006    9.23%

Best calendar quarter: 6.60% for quarter ended 6/30/2003

Worst calendar quarter: (5.62)% for quarter ended 12/31/2000

                  AVERAGE ANNUAL TOTAL RETURNS SINCE INCEPTION
                                (AS OF 12/31/06)*

                                                                                    LIFE OF
HIGH YIELD BOND FUND                                             1 YEAR   5 YEARS    FUND**
--------------------                                             ------   -------   -------
Return Before Taxes                                               9.23%    7.73%     5.54%
Return After Taxes on Distributions***                            6.59%    4.78%     2.30%
Return After Taxes on Distributions and Sale of Fund Shares***    5.93%    4.79%     2.65%

Transamerica Premier High Yield Bond Fund - Institutional Class Shares

Merrill Lynch High Yield, Cash Pay, BB-B Rated Index+            10.68%    8.91%     5.88%
Merrill Lynch U.S. High Yield Cash Pay Index++                   11.62%    9.85%     6.04%

* Actual returns may depend on the investor's individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account.

**   Commencement of operations for the Institutional Class was 07/01/1998.

*** The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

+ Merrill Lynch High Yield, Cash Pay, BB-B Rated Index is an unmanaged index comprised of the value-weighted measure of approximately 1,500 BB and B rated bonds.

++ Merrill Lynch U.S. High Yield Cash Pay Index is an unmanaged portfolio constructed to mirror the public high yield debt market.

These indexes do not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents.


FEES AND EXPENSES

The table below provides a breakdown of the expenses you may pay if you buy and hold shares of the Fund.

                                SHAREHOLDER FEES
                   (fees paid directly from your investment*)

Maximum Sales Charge (load) imposed on purchases   None
Maximum Deferred Sales Charge (load)               None
Redemption Fee                                     None

                       ANNUAL FUND OPERATING EXPENSES
              (expenses that are deducted from fund assets)(1)

Advisory Fees                                      0.53%
Distribution and Service (12b-1) Fees               N/A
Other Expenses                                     0.11%
TOTAL ANNUAL FUND OPERATING EXPENSES               0.64%
EXPENSE REDUCTION(2)                               0.00%
NET OPERATING EXPENSES                             0.64%

(1) Annual Fund operating expenses are based on the Fund's expenses for the fiscal year ended December 31, 2006.

(2) Through an expense cap arrangement, TIM has contractually agreed to waive part of its Advisory Fee and/or to reimburse any other operating expenses to ensure that annualized expenses for the Fund (other than interest, taxes, brokerage commissions and extraordinary expenses) will not exceed 0.65%. This measure may increase the Fund's return. TIM may, from time to time, assume additional expenses.


EXAMPLE

The table below is to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

The example assumes that you make a one-time investment of $10,000 in the Fund and hold your shares for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same as shown above. The example assumes no fees for IRA accounts. Costs are the same whether you redeem at the end of any period or not.

                                        INVESTMENT PERIOD
                               ----------------------------------
                                                              10
                               1 YEAR   3 YEARS   5 YEARS   YEARS
                               ------   -------   -------   -----
Premier High Yield Bond Fund     $65      $205      $357     $798

You should not consider the information contained in the above examples a representation of future expenses. The actual expenses may be more or less than those shown.

ADDITIONAL INFORMATION

MANAGEMENT

INVESTMENT ADVISER:

     Transamerica Investment Management, LLC
     11111 Santa Monica Blvd., Suite 820
     Los Angeles, CA 90025

ADVISORY FEE:

     0.53% of Average Daily Net Assets

PORTFOLIO MANAGERS

The managers for the Fund are listed below, followed by a brief biography for each manager.

PETER O. LOPEZ
Portfolio Manager (lead)

Peter O. Lopez is Principal and Portfolio Manager at TIM. Mr. Lopez is the Lead Manager of the Transamerica Premier High Yield Bond Fund and the Co-Manager of the Transamerica Premier Institutional Bond Fund. He also manages sub-advised funds and institutional accounts in the Fixed Income discipline. Prior to joining TIM in 2003, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as Senior Fixed Income Analyst for Transamerica Investment Services, Inc. from 1997-2000. He holds an M.B.A. in Finance and Accounting from the University of Michigan and received a B.A. in economics from Arizona State University.

Transamerica Premier High Yield Bond Fund - Institutional Class Shares

SCOTT L. DINSDALE, CFA
Portfolio Manager (co)

Scott L. Dinsdale is a Senior Securities Analyst at TIM. Mr. Dinsdale is the Co-Manager of the Transamerica Premier High Yield Bond Fund (since August 2005). He re-joined TIM in 2005 after previously serving as a Fixed Income Analyst from 1999-2000. Mr. Dinsdale was a Portfolio Manager and Analyst in the High Yield and Convertible Securities group at Pacific Life Insurance Co., as well as a Director at Standard and Poor's Ratings Group. He holds an M.B.A. in Finance and International Business from the Stern School of Business at New York University and received a B.A. in business administration from San Diego State University.

BRIAN W. WESTHOFF, CFA
Portfolio Manager (co)

Brian W. Westhoff is a Senior Securities Analyst at TIM. Mr. Westhoff is the Co-Manager of the Transamerica Premier High Yield Bond Fund (since August 2005). Prior to joining TIM in 2003, Mr. Westhoff worked as an Equity Research Intern with Credit Suisse Asset Management, as a Fixed Income Investment Analyst at St. Paul Companies, and as an Argentine/Oil and Gas Equity Research Intern with Merrill Lynch in Argentina. He holds an M.B.A. from Thunderbird, The Garvin Graduate School of International Management, and received a B.S. in business administration from Drake University.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The Fund's SAI provides additional information about each manager's compensation, other accounts managed by each manager and each manager's ownership of securities in the Fund.

Shareholder Information

THE INVESTMENT ADVISER

The Investment Adviser of the Fund is Transamerica Investment Management, LLC, at 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025 (TIM). TIM is controlled by Transamerica Investment Services, Inc. (TISI). TISI is a subsidiary of Transamerica Corporation, 600 Montgomery Street, San Francisco, California 94111. Transamerica Corporation is a subsidiary of AEGON N.V., an international insurance group.

The Investment Adviser's duties include, but are not limited to:

-    Managing the investments of the Fund

- Ensuring that investments are consistent with the Fund's investment objective, strategies, and policies and comply with government regulations

-    Developing and implementing an investment program for the Fund

ADVISORY FEES

For its services to the Fund, the Investment Adviser is entitled to receive an advisory fee based on an annual percentage of the Fund's average daily net assets as indicated below. It is accrued daily and paid monthly. The fees may be higher than the average advisory fee paid to the investment advisers of other similar funds. The Adviser may waive some or all of its fees from time to time at its discretion.

                               As a % of Average
            Fund               Daily Net Assets
            ----               -----------------
Premier High Yield Bond Fund         0.53%

ADVISORY FEES PAID IN 2006

For the fiscal period ended December 31, 2006, the Fund paid the following advisory fee as a percentage of the Fund's average daily net assets, after reimbursement and/or fee waivers (if applicable).

            Fund               Percentage
            ----               ----------
Premier High Yield Bond Fund      0.53%

The Fund pays all the costs of its operations that are not assumed by the Adviser, including:

-    Custodian

-    Legal

-    Auditing

-    Administration

-    Registration fees and expenses

-    Fees and expenses of directors unaffiliated with the Investment Adviser

The Adviser allocates the expenses that are not Fund-specific among the Transamerica Premier Funds based on the net assets of each fund.

Out of its own assets, and not out of the Fund's assets, the Adviser (or its affiliates) may pay for distribution and for shareholder services with respect to the Fund provided by broker/dealers and other financial intermediaries.

A discussion regarding the basis of the Fund's Board of Directors approval of the Fund's advisory arrangements will be available in the Fund's semi-annual report for the fiscal period ending June 30, 2007.

TO CONTACT TRANSAMERICA PREMIER

-    Customer Service: 1-800-892-7587

-    Internet: www.transamericafunds.com

-    Fax: 1-866-476-0578
     Mailing Address:     Transamerica Premier Funds
                          P.O. Box 219427
                          Kansas City, MO 64121-9427

     Overnight Address:   Transamerica Premier Funds
                          330 W. 9th Street
                          Kansas City, MO 64105

OPENING AN ACCOUNT

Transamerica Premier Funds make opening an account, investing and account management as easy and efficient as possible. For your convenience, it also provides a complete range of services to meet your investment and financial transaction needs.

Note: To help the U.S. government fight the funding of terrorism and money laundering activities, the USA PATRIOT Act requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account. On your application, be sure to include your name, date of birth (if an individual), residential address and Social Security Number or taxpayer identification number. If there are authorized traders on your account please provide this information for each trader. If you do not provide this information, your account will not be established. If Transamerica Premier Funds cannot verify your identity within 30 days from the date your account is established, your account may be closed based on the next calculated net asset value per share (NAV).

MINIMUM INVESTMENT

The minimum initial investment is $1,000,000. The minimum initial investment may be waived from time to time by Transamerica Premier Funds at its discretion.

The minimum initial and minimum subsequent investment requirements have been waived for wrap programs at broker/ dealer firms having applicable selling and wrap agreements with the Fund and certain qualified retirement plans, excluding IRAs.

The Statement of Additional Information contains additional information.

BY MAIL

- Send your completed application and check made payable to Transamerica Fund Services, Inc.

Shareholder Information

THROUGH AN AUTHORIZED DEALER

- The dealer is responsible for opening your account and providing Transamerica Premier Funds with your taxpayer identification number.

BUYING SHARES

Purchase request initiated through an automated service that exceed $50,000 per day are not permitted and must be submitted in writing.

BY CHECK

-    Make your check payable and mail to Transamerica Fund Services, Inc.



- If you are opening a new account, send your completed application along with your check.

- If you are purchasing shares in an existing account(s), please reference your Transamerica Premier Funds and account numbers.

- Redemption proceeds will be withheld for 15 calendar days from the date of purchase for funds to clear. Certain exceptions may apply.

- Transamerica Premier Funds does not accept money orders, traveler's checks, credit card convenience checks or cash. Cashier's checks, starter checks, and third-party checks may be accepted, subject to approval by Transamerica Premier Funds.

BY AUTOMATIC INVESTMENT PLAN

- With an Automatic Investment Plan (AIP), a level dollar amount is invested monthly and payment is deducted electronically from your bank account. Due to your bank's requirements, please allow up to 30 days for your AIP to begin. Investments may be made between the 3rd and 28th of each month only, and will occur on the 15th if no selection is made. Call Customer Service for information on how to establish an AIP or visit our website to obtain an AIP request form.

BY TELEPHONE

- You may request an electronic transfer of funds from your bank account to your Transamerica Premier account. The electronic bank link option must be established in advance before Automated Clearing House purchases will be accepted. (Call Customer Service or visit our website for information on how to establish an electronic bank link.) Due to your bank's requirements, please allow up to 30 days to establish this option.


THROUGH AUTHORIZED DEALERS

- If your dealer has already established your account for you, no additional documentation is needed. Call your dealer to place your order. Transamerica Premier Funds must receive your payment within three business days after your order is accepted.

BY THE INTERNET

- You may request an electronic transfer of funds from your bank account to your Transamerica Premier Funds account. The electronic bank link option must be established in advance before Automated Clearing House purchases will be accepted. Call Customer Service or visit our website for information on how to establish an electronic bank link).

BY WIRE TRANSFER

- You may request that your bank wire funds to your Transamerica Premier Funds account (your bank may charge a fee for such service). You must have an existing account to make a payment by wire transfer. Ask your bank to send your payment to: Bank of America, NA, Charlotte, NC, ABA# 0260-0959-3, DDA# 5486005475. Provide shareholder name, fund and account numbers.

- Shares will be purchased at the next determined NAV after receipt of your wire if you have supplied all other required information.

OTHER INFORMATION

If your check, draft or electronic transfer is returned unpaid by your bank, you will be charged a fee of $20 for each item that has been returned. Transamerica Premier Funds reserves the right to terminate your electronic draft privileges if the drafts are returned unpaid by your bank.

Transamerica Premier Funds or its agents may reject a request for purchase of shares at any time, in whole or in part, including any purchase under the exchange privilege. To the extent authorized by law, Transamerica Premier Funds reserves the right to discontinue offering shares at any time, to reorganize, or to cease operating entirely.

SELLING SHARES

Selling shares is also referred to as "redeeming" shares. You can redeem your shares at any time.

Proceeds from the redemption of your shares will usually be sent within three business days after receipt in good order of your request for redemption (unless you request to receive payment by wire or another option described below). Transamerica Premier Funds has the right to take up to seven days to pay your redemption proceeds, and may postpone payment under certain circumstances, as authorized by law. In cases where shares have recently been purchased by personal checks (or other circumstances where the purchase money has not yet been collected), redemption proceeds will be withheld for 15 calendar days from the date of purchase for funds to clear. Certain exceptions may apply. Shares purchased by wire are immediately available and not subject to the 15 day holding period.

Please note that redemption requests initiated through an automated service that exceeds $50,000 per day are not permitted and must be submitted in writing. Additionally,

Shareholder Information

requests totaling more than $100,000 must be in writing with an original signature guarantee by all shareholders.

The electronic bank link option must be established in advance for payments made electronically to your bank such as Automated Clearing House (ACH) or Expedited Wire Redemptions. Call Customer Service to verify this feature is in place on your account or to obtain information on how to establish electronic bank link.

TO REQUEST YOUR REDEMPTION AND RECEIVE YOUR PAYMENT BY:

DIRECT DEPOSIT -- AUTOMATIC CLEARINGHOUSE (ACH)

- You may request an "ACH redemption" in writing, by phone or by internet access to your account. Payment should usually be received by your bank account 2-4 banking days after your request is received in good order. Transamerica Premier Funds does not charge for this payment option. Certain IRAs and qualified retirement plans may not be eligible for ACH redemptions.

DIRECT DEPOSIT -- WIRE

- You may request an "Expedited Wire Redemption" in writing or by phone. The electronic bank link option must be established in advance. Otherwise, an original signature guarantee will be required. Wire redemptions have a minimum of $1,000 per wire. Payment should be received by your bank account the next banking day after your request is received in good order. Transamerica Premier Funds charges $10 for this service. Your bank may charge a fee as well.

CHECK TO ADDRESS OF RECORD

- WRITTEN REQUEST: Send a letter requesting a withdrawal to Transamerica Fund Services, Inc. Specify the fund, account number, and dollar amount or number of shares you wish to redeem. Be sure to include all shareholders' signatures and any additional documents, as well as an original signature guarantee(s) if required. If you are requesting a distribution from an IRA, federal tax withholding of 10% will apply unless you elect otherwise. If you elect to withhold, the minimum tax withholding rate is 10%.

- TELEPHONE OR INTERNET REQUEST: You may request your redemption by phone or internet.

CHECK TO ANOTHER PARTY/ADDRESS

- This request must be in writing, regardless of amount, signed by account owners' with an original signature guarantee.

SYSTEMATIC WITHDRAWAL PLAN (BY DIRECT DEPOSIT ACH OR CHECK)

- You can establish a Systematic Withdrawal Plan (SWP) either at the time you open your account or at a later date. Call Customer Service for information on how to establish a SWP or visit our website.

THROUGH AN AUTHORIZED DEALER

- You may redeem your shares through an authorized dealer. (They may impose a service charge.) Contact your Registered Representative or call Customer Service for assistance.

YOUR REQUEST TO SELL YOUR SHARES AND RECEIVE PAYMENT MAY BE SUBJECT TO:


-    The type of account you have, and if there is more than one shareholder.

- The dollar amount you are requesting. Redemptions over $50,000 must be in writing, and those redemptions totaling more than $100,000 require a written request with an original signature guarantee.

- A written request or an original signature guarantee may be required if there have been recent changes made to your account (such as an address change) or other such circumstances. For your protection, if an address change was made in the last 10 days, Transamerica Premier Funds requires a redemption request in writing, signed by all account owners with an original signature guarantee.

- In the case where shares have recently been purchased by personal checks (as other circumstances where the purchase money has not been collected), redemption proceeds will be withheld for 15 calendar days from the date of purchase for funds to clear. Certain exceptions may apply.

- When redeeming all shares from an account with an active Automatic Investment Plan (AIP), your AIP will automatically be stopped. Please contact Customer Service if you wish to re-activate your AIP.

- The Fund reserves the right to refuse a telephone redemption request if it is believed it is advisable to do so. The telephone redemption option may be suspended or terminated at any time without advance notice.

- Shares will normally be redeemed for cash, although the Fund retains the right to redeem its shares in kind, under unusual circumstances, in order to protect the interests of shareholders by the delivery of securities selected from its shareholders at its discretion. Please see the SAI for more details.

- If you request that a withdrawal check be delivered overnight, a $20 overnight fee will be charged; for Saturday delivery, a $30 overnight fee will be charged. These fees may be adjusted from to time.

Please see additional information relating to signature guarantees later in this prospectus.

Shareholder Information

INVOLUNTARY REDEMPTIONS

The Fund reserves the right to close your account if the account value falls below the Fund's minimum account balance, or you are deemed to engage in activities that are illegal (such as late trading) or otherwise believed to be detrimental to the Fund (such as market timing or frequent small redemptions). Involuntary redemptions are subject to applicable redemption fees unless Transamerica Premier provides a waiver.

FEATURES AND POLICIES

MARKET TIMING/EXCESSIVE TRADING

Some investors try to profit from various short-term or frequent trading strategies known as market timing. Examples of market timing include switching money into funds when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one fund to another and then back again after a short period of time. As money is shifted in and out, a fund incurs expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of fund shares disrupt portfolio management, hurt fund performance and drive fund expenses higher. For example, the fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs or realize taxable capital gains without attaining any investment advantage. These costs are borne by all shareholders, including long-term investors who do not generate the costs.

TRANSAMERICA PREMIER FUNDS' BOARD OF DIRECTORS HAS APPROVED POLICIES THAT ARE DESIGNED TO DISCOURAGE MARKET TIMING OR EXCESSIVE TRADING, WHICH INCLUDE LIMITATIONS ON THE NUMBER OF TRANSACTIONS IN FUND SHARES AND REDEMPTION FEES, AS DESCRIBED IN THIS PROSPECTUS. IF YOU INTEND TO ENGAGE IN SUCH PRACTICES, WE REQUEST THAT YOU DO NOT PURCHASE SHARES OF THE FUND. The Fund reserves the right to reject any request to purchase shares, including purchases in connection with an exchange transaction, which it reasonably determines to be in connection with market timing or excessive trading. The Fund generally will consider four or more exchanges between funds, or frequent purchases and redemptions having a similar effect during any rolling three-month period to be evidence of market timing or excessive trading by a shareholder or by accounts under common control (for example, related shareholders, or a financial adviser with discretionary trading authority over multiple accounts). However, the Fund reserves the right to determine less active trading to be "excessive" or related to market timing.

While the Fund discourages market timing and excessive short-term trading, the Fund cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements. In addition, implementation of the Fund's restrictions against market timing and excessive trading may require the cooperation of financial intermediaries, which cannot necessarily be assured, and there is no guarantee that the procedures used by financial intermediaries will be able to curtail frequent, short-term trading activity. For example, shareholders who seek to engage in frequent, short-term trading activity may use a variety of strategies to avoid detection, and the financial intermediaries' ability to deter such activity may be limited by operational and information systems capabilities. Due to the risk that the Fund and financial intermediaries may not detect all harmful trading activity, it is possible that shareholders may bear the risks associated with such activity.

Orders to purchase, redeem or exchange shares forwarded by certain omnibus accounts with Transamerica Premier will not be considered to be market timing or excessive trading for purposes of Transamerica Premier policies. However, the market timing and excessive trading policies of these omnibus firms or plans may apply to transactions by the underlying shareholders.

THE FUND DOES NOT PERMIT MARKET TIMING. DO NOT INVEST WITH US IF YOU ARE A MARKET TIMER.

CUSTOMER SERVICE

Occasionally, Transamerica Premier Funds experiences high call volume due to unusual market activity or other events that may make it difficult for you to reach a Customer Service Representative by telephone. If you are unable to reach Transamerica Premier Funds by telephone, please consider visiting our website at www.transamericafunds.com. You may also send instructions by mail, by fax, or by using the In-Touch line.

UNCASHED CHECKS ISSUED ON YOUR ACCOUNT

If any check Transamerica Premier Funds issues is returned by the Post Office as undeliverable, or remains outstanding (uncashed) for six months, Transamerica Premier Funds reserves the right to reinvest check proceeds back into your account at the net asset value next calculated after reinvestment. If applicable, Transamerica Premier Funds will also change your account distribution option from cash to reinvest. Interest does not accrue on amounts represented by uncashed checks. In case we are unable to reinvest check proceeds in the Fund, for example, if the Fund has been liquidated or is closed to new investments, we reserve the right to reinvest the proceeds in another Transamerica Premier Fund, such as Transamerica Cash Reserve Fund.

MINIMUM DIVIDEND CHECK AMOUNTS

To control costs associated with issuing and administering dividend checks, Transamerica Premier Funds reserves the right not to issue checks under a specified amount. For accounts with the cash by check dividend distribution option, if the dividend payment total is less than $10, the distribution will be reinvested into the account and no check will be issued.

DIVIDEND PAYMENT SCHEDULE:

Premier High Yield Bond Fund   Monthly

MINIMUM ACCOUNT BALANCE

It is relatively costly to maintain small accounts. Therefore, Transamerica Premier Funds reserves the right to redeem all

Shareholder Information

shares in any account for its net asset value if at any time the total value of the account is less than $100,000. Transamerica Premier Funds will notify you if the value of the account is less than the required minimum. Your will have at least 60 days to bring the value of the account up to the required minimum before the redemption is processed.

TELEPHONE TRANSACTIONS

Transamerica Premier Funds and its transfer agent, Transamerica Fund Services, Inc. (TFS), are not liable for complying with telephone instructions that are deemed by them to be genuine. Transamerica Premier Funds and TFS will employ reasonable procedures to help ensure telephone instructions are genuine. In situations where Transamerica Premier Funds or TFS reasonably believe they were acting on genuine telephone instructions, you bear the risk of loss. These procedures may include requiring personal identification, providing written confirmation of transactions, and tape recording conversations. Transamerica Premier Funds reserves the right to modify the telephone redemption privilege at any time.

RETIREMENT AND ESA STATE STREET ACCOUNT MAINTENANCE FEES

Retirement plan and Coverdell ESA State Street accounts are subject to an annual custodial fee of $15 per fund account, with a maximum fee of $30 per Social Security Number. For example, an IRA in two fund accounts would normally be subject to a $30 annual custodial fee. The fee is waived if the total of the retirement plan and ESA account(s)' value per Social Security Number is more than $50,000.

PROFESSIONAL FEES

Your financial professional may charge a fee for his or her services. This fee will be in addition to any fees charged by Transamerica Premier Funds. Your financial professional will answer any questions that you may have regarding such fees.

SIGNATURE GUARANTEE

An original signature guarantee assures that a signature is genuine so that you are protected from unauthorized account transactions. Notarization is not an acceptable substitute. Acceptable guarantors only include participants in the Securities Transfer Agents Medallion Program (STAMP2000). Participants in STAMP2000 may include financial institutions such as banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange.

An original signature guarantee is required if any of the following is applicable:

- You request a redemption or distribution transaction totaling more than $100,000 or, in the case of an IRA with a market value in excess of $100,000, you request a custodian to custodian transfer.

- You would like a check made payable to anyone other than the shareholder(s) of record.

- You would like a check mailed to an address which has been changed within 10 days of the redemption request.

- You would like a check mailed to an address other than the address of record.

- You would like your redemption proceeds wired to a bank account other than a bank account of record.

-    You are adding or removing a shareholder from an account.

-    You are changing ownership of an account.

To the extent permitted by law, the Fund reserves the right to require an original signature guarantee under other circumstances or to reject or delay a redemption on certain legal grounds.

An original signature guarantee may be refused if any of the following is applicable:

-    It does not appear valid or in good form.

- The transaction amount exceeds the surety bond limit of an original signature guarantee.

-    The guarantee stamp has been reported as stolen, missing or counterfeit.

EMPLOYER-SPONSORED ACCOUNTS

If you participate in an employer sponsored plan and wish to make an allocation change to your current fund selection, you or your financial professional must notify Transamerica Premier Funds by phone or in writing. Please also remember to inform your employer of the change(s) to your fund allocation. Documentation for allocations submitted online or in writing from your employer will be used to allocate your contributions. This documentation will supersede all other prior instructions received from you or your financial professional. (Note: If you perform a partial or complete exchange to a new fund selection, your current fund allocation will remain unchanged for future contributions unless specified otherwise.)

E-MAIL COMMUNICATION

As e-mail communications may not be secure, and because we are unable to take reasonable precautions to verify your shareholder and transaction information, we cannot respond to account-specific requests received via email. For your protection, we ask that all transaction requests be submitted only via telephone, mail or through the secure link on our website.

STATEMENTS AND REPORTS



Transamerica Premier will send you a confirmation statement after every transaction that affects your account balance or registration, with the exception of transactions necessary to assess account fees. These fees may include retirement plan maintenance fees or minimum account balance fees which will be shown on your next regularly scheduled quarterly statement. Information regarding these fees is disclosed in this prospectus. Please review the confirmation statement carefully and promptly notify Transamerica Premier in writing within 90

Shareholder Information

days of any error or you will be deemed to have ratified the transaction as reported to you. If you are enrolled in the Automatic Investment Plan or Payroll Deduction, you will receive a quarterly confirmation. Information about the tax status of income dividends and capital gains distributions will be mailed to shareholders early each year.

Please retain your statements. If you require historical statements, Transamerica Premier may charge $10 per statement per year up to a maximum of $50 per Social Security Number. Financial reports for the funds, which include a list of the holdings, will be mailed twice a year to all shareholders.


PRICING OF SHARES

HOW SHARE PRICE IS DETERMINED

The price at which shares are purchased or redeemed is the net asset value (NAV) that is next calculated following receipt and acceptance of a purchase order in good order or receipt of a redemption order in good order by Transamerica Premier Funds or an authorized intermediary.

WHEN SHARE PRICE IS DETERMINED

The NAV of the Fund is determined on each day the New York Stock Exchange ("NYSE") is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a fund does not price its shares (therefore, the NAV of a fund holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the funds).

Purchase orders received in good order and accepted and redemption orders received in good order before the close of business on the NYSE, usually 4:00 p.m. Eastern time, receive the share price determined at the close of the NYSE that day (less applicable sales charges and/or redemption fees). Purchase and redemption requests received after the NYSE is closed receive the share price at the close of the NYSE the next day the NYSE is open. Purchase and redemption requests by telephone are deemed received when the telephone call is received.

HOW NAV IS DETERMINED

The NAV per share of the Fund is calculated by taking the value of the Fund's assets, subtracting the Fund's liabilities, and dividing by the number of shares of the Fund that are then outstanding.

In general, securities and other investments are valued at market value when market quotations are readily available. Fund securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price (NOCP). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services.

When market quotations are not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), securities and other assets are valued at fair value. In that case, a valuation committee appointed by the Board of Directors may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board of Directors. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades, but before the close of the NYSE, that is likely to have changed the value of such security; the closing value is deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.

Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The valuation committee makes such determinations in good faith in accordance with the Fund's valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV.

DISTRIBUTIONS AND TAXES

TAXES ON DISTRIBUTIONS IN GENERAL

The Fund will distribute all or substantially all of its net investment income and net capital gains to its shareholders each year. Although a fund will not have to pay income tax on amounts it distributes to shareholders, most shareholders will be taxed on amounts they receive. Shareholders who are not subject to tax on their income, such as qualified retirement accounts and other tax-exempt investors, generally will not be

Shareholder Information

required to pay any tax on distributions. (See below for special rules applicable to particular funds.) If a fund declares a dividend in October, November, or December but pays it in January, you will be taxed on the dividend as if you received it in the previous year.

You normally will be taxed on distributions you receive from a fund, regardless of whether they are paid to you in cash or are reinvested in additional fund shares. A particular distribution generally will be taxable as either ordinary income or as long-term capital gain.

Distributions that are derived from net long- term capital gains will typically be taxed as a long-term capital gain. Other distributions will usually be taxable as ordinary income. Except as described below, the tax consequences of a distribution do not depend upon how long you held your fund shares.

Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains and from certain qualifying dividends on corporate stock. These rate reductions do not apply to corporate taxpayers. The following are guidelines for how certain distributions by the Fund are generally taxed to individual taxpayers:

- Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15% (5% for individuals in the 10% and 15% federal tax brackets)

- Note that distributions of earnings from dividends paid by certain "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends

- A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate

- Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short- term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer. As a result, distributions from funds that invest primarily in debt securities, such as money market funds and bond funds, will not generally qualify for the 15% rate

The Fund will send you a tax report annually summarizing the amount of and the tax aspects of your distributions.

If you buy shares of a fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as "buying a dividend."

Investors who invest through tax-deferred accounts, such as IRAs, 403(b) accounts, and qualified retirement plans, will ordinarily not be subject to tax until a distribution is made at which time such distribution is generally taxed as ordinary income. These accounts are subject to complex tax rules and each tax-deferred account investor should consult their tax advisers regarding their investments in a tax-deferred account.

TAXES ON THE SALE OR EXCHANGE OF SHARES

If you sell shares of a fund or exchange them for shares of another fund, you generally will have a capital gain or loss, which will be long-term capital gain if you held the shares for more than one year and otherwise short-term capital gain.

Such gain or loss is computed by subtracting your tax basis in the shares from the redemption proceeds (in the case of a sale) or the value of the shares received (in the case of an exchange). Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep account statements so that you or your tax preparer will be able to determine whether a sale will result in a taxable gain. If your tax basis in the shares exceeds your redemption proceeds (or the value of the shares received in the case of an exchange), you will recognize a taxable loss on the sale of shares of the fund. Any loss recognized on shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions that were received with respect to the shares.


WITHHOLDING TAXES

As with all mutual funds, a fund may be required to withhold U.S. federal income tax at the fourth lowest tax rate applicable to unmarried individuals (currently 28%) of all taxable distributions payable to you if you fail to provide the fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax, but is a method in which the IRS ensures that it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

NON-RESIDENT ALIEN WITHHOLDING

If you are a non-U.S. investor, you must provide a U.S. mailing address to establish an account unless you have a broker/dealer firm that submits your account through the National Securities Clearing Corporation, in which your broker/dealer will be required to submit a foreign certification form. Investors changing a mailing address to a non-U.S. address will be required to have a foreign certification form completed and returned to us if they have a broker/dealer before future purchases can be accepted. Shareholders that are not U.S. investors under the federal tax laws may be subject to U.S. withholding and are generally subject to U.S. tax certification requirements. Additionally, the appropriate tax form (generally, Form W-8BEN) and documentary evidence is required if you are not a U.S. resident alien.

OTHER TAX INFORMATION

This tax discussion is for general information only. In addition to federal income taxes, you may be subject to state, local or foreign taxes on payments received from Transamerica Premier Funds. More information is provided in the SAI. You should also consult your own tax advisor for information regarding all tax consequences applicable to your investments in Transamerica Premier Funds.

Shareholder Information

INVESTMENT POLICY CHANGE

Transamerica Premier High Yield Bond Fund, as part of its investment policy, invests at least 80% of its assets (defined as net assets plus the amount of any borrowings for investment purposes) in certain securities as indicated in this prospectus. Shareholders will be provided with at least 60 days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rules then in effect.

SUMMARY OF BOND RATINGS

Following is a summary of the grade indicators used by two of the most prominent, independent rating agencies (Moody's Investors Service, Inc. and Standard & Poor's Corporation) to rate the quality of bonds. The first four categories are generally considered investment quality bonds. Those below that level are of lower quality, commonly referred to as "junk bonds."

                                         STANDARD
                               MOODY'S   & POOR'S
                               -------   --------
INVESTMENT GRADE
Highest quality                  Aaa        AAA
High quality                      Aa        AA
Upper medium                      A          A
Medium, speculative features     Baa        BBB

LOWER QUALITY
Moderately speculative            Ba        BB
Speculative                       B          B
Very speculative                 Caa        CCC
Very high risk                    Ca        CC
Highest risk, may
   not be paying
   interest                       C          C
In arrears or default             C          D

Shareholder Information

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Transamerica Premier Funds' 2006 Annual Report which is available by request by calling 1-800-892-7587.

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                   TRANSAMERICA PREMIER HIGH YIELD BOND FUND
                                                              INSTITUTIONAL CLASS
                                   ------------------------------------------------------------------------
                                    YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                       2006           2005           2004           2003           2002
                                   ------------   ------------   ------------   ------------   ------------
NET ASSET VALUE                      $   7.65       $  7.95        $   7.70       $   7.01       $   7.91
Beginning of year

OPERATIONS
Net investment income(a)                 0.55          0.52            0.54           0.56           0.71
Net realized and unrealized gain
   (loss) on investments                 0.13         (0.29)           0.26           0.71          (0.90)
                                     --------       -------        --------       --------       --------
Total from investment operations         0.68          0.23            0.80           1.27          (0.19)
                                     --------       -------        --------       --------       --------

DIVIDENDS / DISTRIBUTIONS AND
   OTHER TO SHAREHOLDERS
Net investment income                   (0.54)        (0.53)          (0.55)         (0.58)         (0.71)
                                     --------       -------        --------       --------       --------
Total dividends/distributions           (0.54)        (0.53)          (0.55)         (0.58)         (0.71)
                                     --------       -------        --------       --------       --------
NET ASSET VALUE
End of year                          $   7.79       $  7.65        $   7.95       $   7.70       $   7.01
                                     ========       =======        ========       ========       ========
TOTAL RETURN(b)                          9.23%         3.08%          10.88%         18.87%         (2.24%)

RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets:
After reimbursement/fee waiver           0.64%         0.65%           0.63%          0.65%          0.65%
Before reimbursement/fee waiver          0.64%         0.70%           0.63%          0.72%          0.74%
Net investment income, after
   reimbursement/fee waiver              7.09%         6.65%           7.06%          7.56%          9.72%
Portfolio turnover rate                   127%           93%            152%           171%           126%
Net assets end of the year (in
   thousands)                        $105,597       $97,480        $135,161       $118,982       $105,644

(a) Net investment income (loss) is after fee waivers and reimbursements by the Investment Adviser. If the Investment Adviser had not waived fees and reimbursed expenses, net investment income (loss) per share would have been $0.51, $0.55, and $0.70 for the years ended December 31, 2005, 2003, and 2002, respectively. Per share net investment income (loss) has been determined on the basis of the average number of shares outstanding during the period.

(b)  Total return represents aggregate total return for each period.

Shareholder Information

APPENDIX A

EXPLANATION OF STRATEGIES AND RISKS

HOW TO USE THIS SECTION

Descriptions of the principal strategies and risks are provided in each individual Fund section of this prospectus. Referrals are made to this Appendix for a more complete description of the risks associated with investing in the Fund. For best understanding, first read the description of the Fund. Then refer to this section to read about the risks particular to the Fund. For additional discussions of strategies and risks, please refer to the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

DIVERSIFICATION

The Investment Company Act of 1940 (1940 Act) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a fund's assets over a number of issuers to reduce risk. A non-diversified fund has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified fund, its share price can be expected to fluctuate more than a diversified fund.

The Fund qualifies as a diversified fund under the 1940 Act.




WHAT IS "BOTTOM-UP" ANALYSIS?

When the investment adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, though the factors causing this are different, including:

CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

DEFAULTS. All bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service (Moody's) and Standard & Poor's Rating Group (S&P). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

LOW RATING. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, subject to greater price volatility and are less liquid.

LACK OF RATING. Some bonds are considered speculative, or for other reasons are not rated. Such bonds must pay a higher interest rate in order to attract investors. They're considered riskier because of the higher possibility of default or loss of liquidity.

LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, the market demand for it may "dry up." In that case, the bond may be hard to sell or "liquidate" (convert to cash). Please see Appendix A of the SAI for a description of corporate bond ratings.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk because even though the Fund may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile fund is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks not usually associated with U.S. securities, including:

- CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops, the value of Fund shares could drop too, even if the securities are strong. Dividend and interest payments may be lower. Factors affecting exchange rates are: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and any currency manipulation by banks.

- CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation.

- CURRENCY TRADING COSTS. The Fund may also invest in American Depositary Receipts (ADRs) and American Depositary Shares (ADSs). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the

Shareholder Information

     value of the ADR or ADS. The Fund may incur costs when it converts other currencies into dollars, and vice-versa.

- DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

- LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

- LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S.

- MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, the Fund might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

- LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

- SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

- HIGHER CUSTODIAL CHARGES. Fees charged by the Fund's custodian for holding shares are higher for foreign securities than those of domestic securities.

- VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Fund interest, dividends and capital gains may be subject to foreign withholding taxes.

- POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities. Regulation of banks and capital markets can be weak.

- DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open and asset values can change before your transaction occurs.

- HEDGING. The Fund may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting the Fund's currency exposure from one currency to another removes the Fund's opportunity to profit from the original currency and involves a risk of increased losses for the Fund if the adviser's projection of future exchange rates is inaccurate.

- EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, the Fund that invests in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND DERIVATIVES


The Fund may use derivative instruments as part of its investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts such as options involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, so the benefits of the transaction might be diminished and the Fund may incur substantial losses.


A fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the Fund:

- MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

- CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if the Fund does not correctly evaluate the

Shareholder Information

     creditworthiness of the company on which the credit default swap is based.

- LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. The Fund's investment in illiquid securities may reduce the returns of the Fund because it may be unable to sell the securities at an advantageous time or price.

- LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When the Fund uses derivatives for leverage, investments in the Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, the Fund will segregate assets determined to be liquid by the investment adviser in accordance with procedures established by the Board of Directors (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

- LACK OF AVAILABILITY. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that the Fund will engage in derivatives transactions at any time or from time to time. The Fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

- MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to the Fund's interest. If the Fund manager incorrectly forecasts the value of securities, currencies or interest rates or other economic factors in using derivatives for the Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. The Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions.

Other risks in using derivatives include the risk of mis-pricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, the Fund's use of derivatives may cause the fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.

INVESTING IN FIXED-INCOME INSTRUMENTS

The Fund may invest in "Fixed-Income Instruments," which include, among others:

- Securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");

- Corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;

-    Mortgage-backed and other asset-backed securities;

-    Inflation-indexed bonds issued both by governments and corporations;

- Structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;

-    Delayed funding loans and revolving credit facilities;

-    Bank certificates of deposit, fixed time deposits and bankers' acceptances;

-    Repurchase agreements and reverse repurchase agreements;

- Debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;

- Obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and

-    Obligations of international agencies or supranational entities.

The Fund may invest in derivatives based on Fixed-Income Instruments.

TEMPORARY DEFENSIVE STRATEGIES

For temporary defensive purposes, the Fund may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When the Fund increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decreases. Furthermore, the Fund assumes a temporary defensive position it may not be able to achieve its investment objective.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Fund may outperform or underperform other funds that employ a different investment style. The Fund may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include

Shareholder Information

growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor.

INVESTING IN CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PORTFOLIO TURNOVER

The Fund may engage in a significant number of short-term transactions, which may lower Fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for the Fund. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for the Fund. A fund ultimately passes these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

                            NOTICE OF PRIVACY POLICY

At Transamerica Investors, Inc., protecting your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use "nonpublic personal information" in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

WHAT INFORMATION WE COLLECT AND FROM WHOM WE COLLECT IT

We may collect nonpublic personal information about you from the following sources:

     - Information we receive from you on applications or other forms, such as your name, address and account number;

     - Information we receive from you on applications or other forms, such as your account balance and purchase/redemption history; and

     - Information we receive from non-affiliated third parties, including consumer reporting agencies.

WHAT INFORMATION WE DISCLOSE AND TO WHOM WE DISCLOSE IT

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to persons or companies that perform services on our behalf and to other financial institutions with which we have joint marketing agreements. We will require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

OUR SECURITY PROCEDURES

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies as permitted by law to assist in providing products or services to you. We maintain written, electronic and procedural safeguards to protect your nonpublic personal information and to safeguard the disposal of certain consumer information.

If you have any questions about our Privacy Policy, please call 1-800-892-7587, Monday through Friday from 8 a.m. to 8 p.m. Eastern Time.

Note: This Privacy Policy applies only to customers that have a direct relationship with us or our wholly owned subsidiaries. If you own shares of Transamerica Investors, Inc. in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

                    THIS PAGE IS NOT PART OF THIS PROSPECTUS

                      ADDITIONAL INFORMATION AND ASSISTANCE

You may get more information, at no charge, about Transamerica Premier Funds by requesting the following:

ANNUAL AND SEMI-ANNUAL REPORT

These reports describe the Fund's performance and list their portfolio holdings and financial condition. The Annual Report also discusses the market conditions and the portfolio managers' strategies that significantly affected the Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

This document gives additional information about the Fund. The SAI was filed with the Securities and Exchange Commission (SEC) and incorporated by reference as part of the prospectus. You can obtain a copy of the SAI by requesting it from us.

TO OBTAIN INFORMATION FROM TRANSAMERICA PREMIER FUNDS

-    Call 1-800-89-ASK-US (1-800-892-7587).

- Write to Transamerica Premier Funds, P.O. Box 219427, Kansas City, MO 64121-9427.

-    E-mail us at PremierFunds@Transamerica.com.

-    Visit our web site at transamericafunds.com.

TO OBTAIN INFORMATION FROM THE SEC

- Visit the SEC, Public Reference Room, Washington, D.C. to review or copy the prospectus and SAI

-    Call 1-202-551-8090 for more information about the Public Reference Room

-    Visit the SEC's Internet web site at http://www.sec.gov

- Write to Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-6009 or send an electronic request to publicinfo@sec.gov for copies of these documents (requires you to pay a duplicating fee)

SEC file number: 811-09010


(TRANSAMERICA PREMIER FUNDS LOGO)

Distributor: Transamerica Capital, Inc.

                STATEMENT OF ADDITIONAL INFORMATION - MAY 1, 2007

TRANSAMERICA PREMIER FUNDS

EQUITY FUNDS

TRANSAMERICA PREMIER FOCUS FUND - INVESTOR CLASS SHARES
TRANSAMERICA PREMIER EQUITY FUND - INVESTOR CLASS SHARES
TRANSAMERICA PREMIER GROWTH OPPORTUNITIES FUND - INVESTOR CLASS SHARES TRANSAMERICA PREMIER DIVERSIFIED EQUITY FUND - INVESTOR CLASS SHARES

COMBINED EQUITY & FIXED INCOME FUND

TRANSAMERICA PREMIER BALANCED FUND - INVESTOR CLASS SHARES

FIXED INCOME FUNDS

TRANSAMERICA PREMIER HIGH YIELD BOND FUND - INVESTOR AND INSTITUTIONAL CLASS SHARES
TRANSAMERICA PREMIER CASH RESERVE FUND - INVESTOR CLASS SHARES

INSTITUTIONAL FUNDS

TRANSAMERICA PREMIER INSTITUTIONAL SMALL CAP VALUE FUND
TRANSAMERICA PREMIER INSTITUTIONAL DIVERSIFIED EQUITY FUND
TRANSAMERICA PREMIER INSTITUTIONAL BOND FUND
TRANSAMERICA PREMIER INSTITUTIONAL EQUITY FUND

ABOUT THE STATEMENT OF ADDITIONAL INFORMATION

Transamerica Investors, Inc. (the "Company") is an open-end, management investment company of the series type offering a number of portfolios, known collectively as the Transamerica Premier Funds. This Statement of Additional Information (the "SAI") pertains to each series of the Transamerica Premier Funds (the "Fund" or "Funds") listed above. Each Fund is managed separately and has its own investment objective, strategies and policies. Each class of each Fund has its own levels of expenses and charges. This SAI is not the prospectus. It contains information additional to that available in the prospectuses. Please refer to the prospectus first, then to this document. Please read it carefully. Save it for future reference.

ABOUT THE PROSPECTUSES

This SAI should be read in connection with the current prospectuses dated May 1, 2007, as it may be supplemented from time to time. The prospectuses are available without charge from your sales representative, or by writing to the Company at 570 Carillon Parkway, St. Petersburg, FL 33716, or by calling, toll free 1-800-89-ASK-US (1-800-892-7587).

Terms used in the prospectuses are incorporated by reference in this SAI. The Funds' audited financial statements in the Annual Report to shareholders are incorporated by reference in this SAI. We have not authorized any person to give you any other information.

CONTENTS                                                                    PAGE
--------                                                                    ----
Investment Restrictions..................................................      1
Investment Objectives and Policies.......................................      4
Management of the Company................................................     16
Purchase and Redemption of Shares........................................     32
Brokerage Allocation.....................................................     34
Determination of Net Asset Value.........................................     35
Performance Information..................................................     36
Taxes....................................................................     38
Other Information........................................................     41
Financial Statements ....................................................     41
Appendix A: Description of Corporate Bond Ratings........................    A-1
Appendix B: Description of Fixed-Income Instruments.....................     B-1
Appendix C: Proxy Voting Procedures......................................    C-1
Appendix D: Portfolio Manager Information ...............................    D-1

INVESTMENT RESTRICTIONS

TRANSAMERICA PREMIER FOCUS FUND
TRANSAMERICA PREMIER EQUITY FUND
TRANSAMERICA PREMIER GROWTH OPPORTUNITIES FUND
TRANSAMERICA PREMIER DIVERSIFIED EQUITY FUND
TRANSAMERICA PREMIER BALANCED FUND
TRANSAMERICA PREMIER HIGH YIELD BOND FUND
TRANSAMERICA PREMIER CASH RESERVE FUND
TRANSAMERICA PREMIER INSTITUTIONAL EQUITY FUND

Investment restrictions numbered 1 through 10 below have been adopted as fundamental policies of Transamerica Premier Focus Fund, Transamerica Premier Equity Fund, Transamerica Premier Growth Opportunities Fund, Transamerica Premier Diversified Equity Fund, Transamerica Premier Balanced Fund, Transamerica Premier High Yield Bond Fund, Transamerica Premier Cash Reserve Fund and Transamerica Premier Institutional Equity Fund. Under the Investment Company Act of 1940 (the "1940 Act"), a fundamental policy may not be changed with respect to a Fund without the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. Each Fund will operate as a diversified company within the meaning of the 1940 Act, except Transamerica Premier Focus Fund, which will operate as a non-diversified fund. Transamerica Premier Focus Fund reserves the right to become a diversified fund as defined in the 1940 Act. As non-fundamental policies, investment restrictions 11 through 13 may be changed by a vote of the Board of Directors of the Company at any time.

FUNDAMENTAL RESTRICTIONS

1. BORROWING

Each Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests and cash payments of dividends and distributions that might otherwise require the untimely disposition of securities, in an amount not to exceed 33.33% of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made. Whenever outstanding borrowings, not including reverse repurchase agreements, represent 5% or more of a Fund's total assets, the Fund will not make any additional investments.

2. LENDING

No Fund may lend its assets or money to other persons, except through (a) purchasing debt obligations, (b) lending securities in an amount not to exceed 33.33% of the Fund's assets taken at market value, (c) entering into repurchase agreements (d) trading in financial futures contracts, index futures contracts, securities indexes and options on financial futures contracts, options on index futures contracts, options on securities and options on securities indexes and
(e) entering into variable rate demand notes.

3. 5% FUND RULE

Except for Transamerica Premier Focus Fund, no Fund may purchase securities (other than U.S. government securities) of any issuer if, as a result of the purchase, more than 5% of the Fund's total assets would be invested in the securities of the issuer, except that up to 25% of the value of the total assets of each Fund, other than Transamerica Premier Cash Reserve Fund, may be invested without regard to this limitation. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction. With respect to Transamerica Premier Focus Fund, no more than 25% of the Fund's total assets may be invested in the securities of a single issuer (other than cash items and government securities); and, with respect to 50% of the Fund's total assets, no more than 5% may be invested in the securities of a single issuer (other than cash items and government securities). Transamerica Premier Cash Reserve Fund may invest more than 5% of the Fund's total assets, but not more than 25% of the Fund's total assets, in the securities of one issuer for a period not to exceed three business days.

4. 10% ISSUER RULE

No Fund may purchase more than 10% of the voting securities of any one issuer, or more than 10% of the outstanding securities of any class of issuer, except that (a) this limitation is not applicable to a Fund's investments in government securities and (b) up to 25% of the value of the assets of a Fund may be invested without regard to these 10% limitations. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction. These limitations are subject to any further limitations under the 1940 Act.

5. 25% INDUSTRY RULE

No Fund may invest more than 25% of the value of its total assets in securities issued by companies engaged in any one industry, including non-domestic banks or any foreign government. This limitation does not apply to securities issued or guaranteed by the United States government, its agencies or instrumentalities. For Transamerica Premier Cash Reserve Fund, investments in the following are not subject to the 25% limitation: repurchase agreements and securities loans collateralized by United States government securities, certificates of deposit, bankers' acceptances, and obligations (other than commercial paper) issued or guaranteed by United States banks and United States branches of foreign banks.

6. UNDERWRITING

No Fund may underwrite any issue of securities, except to the extent that the sale of securities in accordance with the Fund's investment objective, policies and limitations may be deemed to be an underwriting, and except that the Fund may acquire securities under circumstances in which, if the securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended (the "1933 Act").

7. REAL ESTATE

No Fund may purchase or sell real estate or real estate limited partnership interests, or invest in oil, gas or mineral leases, or mineral exploration or development programs, except that a Fund may (a) invest in securities secured by real estate, mortgages or interests in real estate or mortgages, (b) purchase securities issued by companies that invest or deal in real estate, mortgages or interests in real estate or mortgages, (c) engage in the purchase and sale of real estate as necessary to provide it with an office for the transaction of business or (d) acquire real estate or interests in real estate securing an issuer's obligations, in the event of a default by that issuer.

8. SHORT SALES

No Fund, except Transamerica Premier Growth Opportunities Fund and Transamerica Premier Focus Fund, may make short sales of securities or maintain a short position unless, at all times when a short position is open, the Fund owns an equal amount of the securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short. Transamerica Premier Growth Opportunities Fund and Transamerica Premier Focus Fund may not make short sales of securities or maintain a short position unless (a) at all times when a short position is open, the Fund owns an equal amount of the securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short, or (b) no more than 2% of the Fund's total assets is invested in a single short sale position and no more than 10% of the Fund's total assets is invested in short sale positions.

9. MARGIN PURCHASES

No Fund may purchase securities on margin, except that a Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts, financial futures contracts or related options, and options on securities, and options on securities indexes will not be deemed to be a purchase of securities on margin by a Fund.

10. COMMODITIES

No Fund may invest in commodities, except that each Fund (other than Transamerica Premier Cash Reserve Fund) may invest in futures contracts (including financial futures contracts or securities index futures contracts) and related options and other similar contracts as described in this SAI and in the prospectuses.

NON-FUNDAMENTAL RESTRICTIONS

11. SECURITIES OF OTHER INVESTMENT COMPANIES

No Fund may purchase securities of other investment companies, other than a security acquired in connection with a merger, consolidation, acquisition, reorganization or offer of exchange and except as permitted under the 1940 Act, if as a result of the purchase: (a) more than 10% of the value of the Fund's total assets would be invested in the securities of investment companies; (b) more than 5% of the value of the Fund's total assets would be invested in the securities of any one investment company; or (c) the Fund would own more than 3% of the total outstanding voting securities of any investment company.

12. INVEST FOR CONTROL

No Fund may invest in companies for the purposes of exercising control or management.

13. RESTRICTED AND ILLIQUID SECURITIES

No Fund will invest more than 15% (10% for Transamerica Premier Cash Reserve
Fund) of its net assets in illiquid investments, which includes most repurchase agreements maturing in more than seven days, currency and interest rate swaps, time deposits with a notice or demand period of more than seven days, certain over-the-counter option contracts, participation interests in loans, securities that are not readily marketable, and restricted securities, unless Transamerica Investment Management, LLC (the "Investment Adviser") determines, based upon a continuing review of the trading markets and available reliable price information for the specific security, that such restricted securities are eligible to be deemed liquid under Rule 144A. For purposes of this restriction, illiquid securities are securities that cannot be disposed of by a Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. In no event will any Fund's investment in illiquid securities, in the aggregate, exceed 15% (10% for Transamerica Premier Cash Reserve Fund) of its assets. If through a change in values, net assets, or other circumstances, any Fund were in a position where more than 15% of its assets were invested in illiquid securities, it would take appropriate steps to protect liquidity.

The Board has adopted guidelines and delegated to the Investment Adviser the daily function of determining and monitoring the liquidity of restricted securities. The Board, however, will retain sufficient oversight and be ultimately responsible for the determinations. When no market, dealer, or matrix quotations are available for a security, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board. Since it is not possible to predict with assurance exactly how the market for restricted securities sold and offered under Rule 144A will develop, the Board will carefully monitor each Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity, and availability of information. To the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities, this investment practice could have the effect of decreasing the level of liquidity in a Fund.

The purchase price and subsequent valuation of restricted securities normally reflect a discount from the price at which such securities would trade if they were not restricted, since the restriction makes them less liquid. The amount of the discount from the prevailing market prices is expected to vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the restricted securities, and prevailing supply and demand conditions.

INVESTMENT RESTRICTIONS

TRANSAMERICA PREMIER INSTITUTIONAL SMALL CAP VALUE FUND
TRANSAMERICA PREMIER INSTITUTIONAL DIVERSIFIED EQUITY FUND
TRANSAMERICA PREMIER INSTITUTIONAL BOND FUND

Investment restrictions numbered 1 through 6 below have been adopted as fundamental policies of Transamerica Premier Institutional Small Cap Value Fund, Transamerica Premier Institutional Diversified Equity Fund and Transamerica Premier Institutional Bond Fund. As non-fundamental policies, investment restriction 7 may be changed by a vote of the Board of Directors of the Company at any time.

FUNDAMENTAL RESTRICTIONS

1. SENIOR SECURITIES AND BORROWING

A Fund may not issue senior securities, except that each Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests and cash payments of dividends and distributions that might otherwise require the untimely disposition of securities, in an amount not to exceed 33.33% of the value of a Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made.

2. LENDING

A Fund may not lend its assets or money to other persons, except through (a) purchasing debt obligations; (b) lending securities in an amount not to exceed 33.33% of a Fund's assets taken at market value; (c) entering into repurchase agreements; (d) trading in financial futures contracts, index futures contracts, securities indexes and options on financial futures contracts, options on index futures contracts, options on securities and options on securities indexes; and
(e) entering into variable rate demand notes.

3. 25% INDUSTRY RULE

A Fund may not invest more than 25% of the value of its total assets in securities issued by companies engaged in any one industry, including non-domestic banks or any foreign government. This limitation does not apply to securities issued or guaranteed by the United States government, its agencies or instrumentalities.

4. UNDERWRITING

A Fund may not underwrite any issue of securities, except to the extent that the sale of securities in accordance with a Fund's investment objective, policies and limitations may be deemed to be an underwriting, and except that a Fund may acquire securities under circumstances in which, if the securities were sold, a Fund might be deemed to be an underwriter for purposes of the 1933 Act.

5. REAL ESTATE

A Fund may not purchase or sell real estate or real estate limited partnership interests, or invest in oil, gas or mineral leases, or mineral exploration or development programs, except that a Fund may (a) invest in securities secured by real estate, mortgages or interests in real estate or mortgages, (b) purchase securities issued by companies that invest or deal in real estate, mortgages or interests in real estate or mortgages, (c) engage in the purchase and sale of real estate as necessary to provide it with an office for the transaction of business or (d) acquire real estate or interests in real estate securing an issuer's obligations, in the event of a default by that issuer.

6. COMMODITIES

A Fund may not invest in commodities, except that a Fund may invest in futures contracts (including financial futures contracts or securities index futures contracts) and related options and other similar contracts as described in the SAI and in the prospectuses.

NON-FUNDAMENTAL RESTRICTION

7. RESTRICTED AND ILLIQUID SECURITIES

A Fund will not invest more than 15% of its net assets in illiquid investments.

The Board has adopted guidelines and delegated to the Funds' investment adviser the daily function of determining and monitoring the liquidity of restricted securities. The Board, however, will retain sufficient oversight and be ultimately responsible for the determinations.

INVESTMENT OBJECTIVES AND POLICIES

The investment objectives stated in the prospectuses for each Fund, except Transamerica Premier Focus Fund, Transamerica Premier Equity Fund, Transamerica Premier Growth Opportunities Fund, Transamerica Premier Diversified Equity Fund, Transamerica Premier Balanced Fund, Transamerica Premier High Yield Bond Fund, Transamerica Premier Cash Reserve Fund and Transamerica Premier Institutional Equity Fund are fundamental. This means they can be changed only with the approval of a majority of shareholders of such Fund. The investment objectives stated in the prospectus for Transamerica Premier Institutional Small Cap Value Fund, Transamerica Premier Institutional Diversified Equity Fund and Transamerica Premier Institutional Bond Fund are non-fundamental, which means that the Board of Director of the Company ("Board") may change these Fund's investment objectives without shareholder approval. The strategies and policies described in the prospectuses are not fundamental. There can be no assurance that a Fund will, in fact, achieve its objective. Strategies and policies can be changed by the Board of Directors of the Company ("Board") without your approval. If any investment goals of a Fund change, you should decide if the Fund still meets your financial needs.

The following discussion of investment policies and practices supplements the discussion of those policies and practices found in the prospectuses. These investment strategies and risks of the Funds that are not considered "principal," in light of their limited importance in achieving a Fund's investment objectives and how they affect a Fund's potential risks and returns. This section of the SAI may also provide additional details about certain principal strategies and risks.

BUYING AND SELLING SECURITIES

In general, the Funds purchase and hold securities for capital growth, current income, or a combination of the two, depending on the Fund's investment objective. Portfolio changes can result from liquidity needs, securities reaching a price objective, anticipated changes in interest rates, a change in the creditworthiness of an issuer, or from general financial or market developments. Because portfolio changes usually are not tied to the length of time a security has been held, a significant number of short-term transactions may occur.

A Fund may sell one security and simultaneously purchase another of comparable quality. A Fund may simultaneously purchase and sell the same security to take advantage of short-term differentials and bond yields. In addition, a Fund may purchase individual securities in anticipation of relatively short-term price gains.

Portfolio turnover has not been and will not be a consideration in the investment process. The Investment Adviser buys and sells securities for each Fund whenever it believes it is appropriate to do so. Increased turnover results in higher costs. These costs result from brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. Increased turnover may also result in additional short-term gains. Short-term gains are taxable to shareholders as ordinary income, except for tax-qualified accounts (such as IRAs and employer sponsored pension plans).

At times, a substantial portion of a Fund's assets may be invested in securities of which the Fund, by itself or together with other Funds and accounts managed by the Investment Adviser, holds all or a major portion. Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell these securities when the Investment Adviser believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the Fund's net asset value.

HIGH YIELD ("JUNK") BONDS AND CERTAIN OTHER FIXED-INCOME SECURITIES

Transamerica Premier High Yield Bond Fund purchases high yield bonds (commonly called "junk bonds"). These are lower-rated bonds that involve higher current income but are predominantly speculative because they present a higher degree of credit risk than investment-grade bonds. The other Funds, except Transamerica Premier Cash Reserve Fund, may purchase these securities to a limited extent. The Investment Adviser needs to carefully analyze the financial condition of companies issuing junk bonds. The prices of junk bonds tend to be more reflective of prevailing economic and industry conditions, the issuers' unique financial situations, and the bonds' coupon than to small changes in the level of interest rates. But during an economic downturn or a period of rising interest rates, highly leveraged companies can have trouble making principal and interest payments, meeting projected business goals, and obtaining additional financing.

Certain Funds may invest in unrated debt securities. Unrated debt, while not necessarily of lower quality than rated securities, may not have as broad a market. Because of the size and perceived demand for debt securities to be issued, among other factors, certain issuers may decide not to pay the cost of getting a rating for their bonds. The creditworthiness of an issuer, as well as any financial institution or other party responsible for payments on the issuer's security, will be analyzed to determine whether to purchase unrated bonds.

Changes by recognized rating services in their ratings of a fixed-income security and changes in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect the owning fund's net asset value.

Periods of economic or political uncertainty and change can create volatility in the price of junk bonds. Since the last major economic recession, there has been a substantial increase in the use of high-yield debt securities to fund highly leveraged corporate acquisitions and restructurings. Past experience with high-yield securities in a prolonged economic downturn may not provide an accurate indication of future performance during such periods. Lower rated securities may also be harder to sell than higher rated securities because of negative publicity and investor perceptions of this market, as well as new or proposed laws dealing with high yield securities. For many junk bonds, there is no established retail secondary market. As a result, it may be difficult for the Investment Adviser to accurately value the bonds because they cannot rely on available objective data.

A Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, the Investment Adviser will monitor the investment to determine whether continued investment in the security will assist in meeting the Fund's investment objectives.

In order to enforce its rights in the event of a default of these securities, a Fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations on the securities. This could increase the Fund's operating expenses and adversely affect the Fund's net asset value.

Certain investment grade securities in which a Fund may invest share some of the risk factors discussed above with respect to lower-rated securities.

Please see Appendix B for more information about fixed-income securities.

BOND RATINGS

Securities ratings are based largely on the issuer's historical financial condition and the rating agencies' investment analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate.

Although securities ratings are considered when making investment decisions, the Investment Adviser performs its own investment analysis and does not rely principally on the ratings assigned by the rating services. This analysis may include consideration of the issuer's experience and managerial strength, changing financial condition, borrowing requirements or debt maturity schedules, and its responsiveness to changes in business conditions and interest rates. Relative values based on anticipated cash flow, interest or dividend coverage, asset coverage and earnings prospects are also considered.

For more detailed information on bond ratings, including gradations within each category of quality, see Appendix A.

RESTRICTED AND ILLIQUID SECURITIES

The Funds may purchase certain restricted securities of U.S. issuers (securities that are not registered under the 1933 Act but can be offered and sold to qualified institutional buyers pursuant to Rule 144A under that Act) and limited amounts of illiquid investments, including illiquid restricted securities.

Up to 15% of a Fund's net assets may be invested in securities that are illiquid, except that Transamerica Premier Cash Reserve Fund may only invest 10% of its net assets in such securities. Securities are considered illiquid when there is no readily available market or when they have legal or contractual restrictions or transferability.

Illiquid investments include restricted securities, repurchase agreements that mature in more than seven days, fixed time deposits that mature in more than seven days and participation interests in loans. These investments may be difficult to sell quickly for their fair market value. The Investment Advisor determines whether a security is liquid or not pursuant to procedures adopted by the Board.

DERIVATIVES

Each Fund, except for Transamerica Premier Cash Reserve Fund, may use options, futures, forward contracts, and swap transactions (derivatives). The Funds may purchase, or write, call or put options on securities or on indexes (options) and may enter into interest rate or index futures contracts for the purchase or sale of instruments based on financial indices (futures contracts), options on futures contracts, forward contracts, and interest rate swaps and swap-related products.

By investing in derivatives, the Investment Adviser may seek to protect a Fund against potentially unfavorable movements in interest rates or securities prices, or attempt to adjust a Fund's exposure to changing securities prices, interest rates, or other factors that affect securities values. This is done in an attempt to reduce a Fund's overall investment risk. Although it will not generally be a significant part of a Fund's strategies, the Investment Adviser may also use derivatives to enhance returns. Opportunities to enhance returns arise when the derivative does not reflect the fair value of the underlying securities. None of the Funds will use derivatives for leverage.

Risks in the use of derivatives include: (1) the risk that interest rates and securities prices do not move in the directions being hedged against, in which case the Fund has incurred the cost of the derivative (either its purchase price or, by writing an option, losing the opportunity to profit from increases in the value of the securities covered) with no tangible benefit; (2) imperfect correlation between the price of derivatives and the movements of the securities' prices or interest rates being hedged; (3) the possible absence of a liquid secondary market for any particular derivative at any time (some derivatives are not actively traded but are custom designed to meet the investment needs of a narrow group of institutional investors and can become illiquid if the needs of that group of investors change); (4) the potential loss if the counterparty to the transaction does not perform as promised; and (5) the possible need to defer closing out certain positions to avoid adverse tax consequences.

Transamerica Premier Balanced Fund may invest in derivatives with respect to no more than 20% of its assets. The Board will closely monitor the Investment Adviser's use of derivatives in each of the Funds to assure they are used in accordance with the investment objectives of each Fund.

OPTIONS ON SECURITIES AND SECURITIES INDEXES

The Funds may write (i.e., sell) covered call and put options on any securities in which they may invest. A call option written by a Fund obligates the Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A Fund would normally write a call option in anticipation of a decrease in the market value of securities of the type in which it may invest. All call options written by a Fund are covered, which means that the Fund will own the securities subject to the option so long as the option is outstanding. A Fund's purpose in writing covered call options is to realize greater income than would be realized on securities transactions alone. However, by writing the call option a Fund might forgo the opportunity to profit from an increase in the market price of the underlying security.

A put option written by a Fund would obligate the Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by a Fund would be covered, which means that such Fund would have deposited with its custodian cash or liquid securities with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the Fund. However, in return for the option premium, a Fund accepts the risk that it might be required to purchase the underlying securities at a price in excess of the securities' market value at the time of purchase.

In addition, a Fund may cover a written call option or put option by maintaining liquid securities in a segregated account with its custodian or by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position.

A Fund may also write (sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indexes are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

A Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in the Fund. A Fund may cover call and put options on a securities index by maintaining cash or liquid securities with a value equal to the exercise price in a segregated account with its custodian.

A Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as closing purchase transactions.

A Fund may purchase put and call options on any securities in which it may invest or options on any securities index based on securities in which it may invest. A Fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.

A Fund would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A Fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize a loss on the purchase of the call option.

A Fund would normally purchase put options in anticipation of a decline in the market value of its securities (protective puts) or in securities in which it may invest. The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a Fund's securities. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise such a Fund would realize a loss on the purchase of the put option.

A Fund would purchase put and call options on securities indexes for the same purposes as it would purchase options on individual securities.

RISKS ASSOCIATED WITH OPTIONS TRANSACTIONS

There is no assurance that a liquid secondary market will exist for any particular exchange-traded option at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The Funds may purchase and sell both options that are traded on U.S., United Kingdom, and other exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, a Fund will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula.

Transactions by a Fund in options on securities and securities indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which a Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Investment Adviser of the Funds. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary securities transactions. The successful use of protective puts for hedging purposes depends in part on an ability to anticipate future price fluctuations and the degree of correlation between the options and securities markets.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

The Funds may purchase and sell futures contracts and may also purchase and write options on futures contracts. A Fund may purchase and sell futures contracts based on various securities (such as U.S. government securities), securities indexes, and other financial instruments and indexes. A Fund will engage in futures or related options transactions only for bona fide hedging purposes as defined below or to increase total returns to the extent permitted by regulations of the Commodity Futures Trading Commission ("CFTC"). All futures contracts entered into by a Fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the CFTC.

FUTURES CONTRACTS A futures contract may generally be described as an agreement between two parties to buy or sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

When interest rates are rising or securities prices are falling, a Fund can seek to offset a decline in the value of its current securities through the sale of futures contracts. When rates are falling or prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it affects anticipated purchases.

Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While a Fund's futures contracts on securities will usually be liquidated in this manner, it may instead make or take delivery of the underlying securities whenever it appears economically advantageous for the Fund to do so. A clearing corporation associated with the exchange on which futures on securities are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

HEDGING STRATEGIES Hedging by use of futures contracts seeks to establish more certainty than would otherwise be possible in the effective price or rate of return on securities that a Fund owns or proposes to acquire. A Fund may, for example, take a short position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices that would adversely affect the value of the Fund's securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's securities.

If, in the opinion of the Investment Adviser, there is a sufficient degree of correlation between price trends for a Fund's securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of a Fund's securities may be more or less volatile than prices of such futures contracts, the Investment Adviser will attempt to estimate the extent of this difference in volatility based on historical patterns and to compensate for it by having a Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's securities. When hedging of this character is successful, any depreciation in the value of the Fund's securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's securities would be substantially offset by a decline in the value of the futures position.

On other occasions, a Fund may take a long position by purchasing such futures contracts. This would be done, for example, when a Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or interest rates then available in the applicable market to be less favorable than prices or rates that are currently available.

OPTIONS ON FUTURES CONTRACTS The acquisition of put and call options on futures contracts will give a Fund the right (but not the obligation), for a specified price, to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the option premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a Fund's assets. By writing a call option, a Fund becomes obligated, in exchange for the premium, to sell a futures contract, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that a Fund intends to purchase. However, a Fund becomes obligated to purchase a futures contract, which may have a value lower than the exercise price. Thus, the loss incurred by a Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. A Fund will increase transaction costs in connection with the writing of options on futures.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. A Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

OTHER CONSIDERATIONS Where permitted, a Fund will engage in futures transactions and in related options transactions only for bona fide hedging, yield enhancement and risk management purposes to the extent permitted by CFTC regulations. A Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or which it expects to purchase. Except as stated below, each Fund's futures transactions will be entered into for traditional hedging purposes, i.e., futures contracts will be sold to protect against a decline in the price of securities that the Fund owns, or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. As evidence of this hedging intent, a Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), that Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for a Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

Pursuant to claims for exemption filed with the CFTC and/or the National Futures Association on behalf of the Funds and the Investment Adviser, the Funds and the Investment Adviser are not deemed to be a "commodity pool" or "commodity pool operator" under the Commodity Exchange Act and are not subject to registration or regulation as such under the Commodity Exchange Act. As permitted, each Fund will engage in transactions in futures contracts and in related options transactions only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for maintaining its qualification as a regulated investment company for federal income tax purposes.

Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a Fund to purchase securities or currencies, require the Fund to segregate with its custodian liquid securities in an amount equal to the underlying value of such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail other risks. Thus, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and the position which the Fund intends to protect, the desired protection may not be obtained and a Fund may be exposed to risk of loss.

Perfect correlation between a Fund's futures positions and current positions may be difficult to achieve because no futures contracts based on individual equity securities are currently available. The only futures contracts available to these Funds for hedging purposes are various futures on U.S. government securities and securities indexes.

SWAP TRANSACTIONS

The Funds may, to the extent permitted by the SEC, enter into privately negotiated swap transactions with other financial institutions in order to take advantage of investment opportunities generally not available in public markets. In general, these transactions involve swapping a return based on certain securities, instruments, or financial indexes with another party, such as a commercial bank, in exchange for a return based on different securities, instruments, or financial indexes.

By entering into swap transactions, a Fund may be able to protect the value of a portion of its securities against declines in market value. A Fund may also enter into swap transactions to facilitate implementation of allocation strategies between different market segments or to take advantage of market opportunities which may arise from time to time.

A Fund may be able to enhance its overall performance if the return offered by the other party to the swap transaction exceeds the return swapped by the Fund. However, there can be no assurance that the return a Fund receives from the counterparty to the swap transaction will exceed the return it swaps to that party.

While a Fund will only enter into swap transactions with counterparties it considers creditworthy, a risk inherent in swap transactions is that the other party to the transaction may default on its obligations under the swap agreement. Each Fund will monitor the creditworthiness of parties with which it has swap transactions. If the other party to the swap transaction defaults on its obligations, a Fund would be limited to contractual remedies under the swap agreement. There can be no assurance that a Fund will succeed when pursuing its contractual remedies. To minimize a Fund's exposure in the event of default, the Funds will usually enter into swap transactions on a net basis (i.e., the parties to the transaction will net the payments payable to each other before such payments are made). When a Fund enters into swap transactions on a net basis, the net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each such swap agreement will be accrued on a daily basis and an amount of liquid assets having an aggregate market value at least equal to the accrued excess will be segregated by the Fund's custodian. To the extent a Fund enters into swap transactions other than on a net basis, the amount segregated will be the full amount of the Fund's obligations, if any, with respect to each such swap agreement, accrued on a daily basis. See "Segregated Accounts."

Swap agreements are considered to be illiquid by the SEC staff and will be subject to the limitations on illiquid investments. See "Restricted and Illiquid Securities."

To the extent that there is an imperfect correlation between the return a Fund is obligated to swap and the securities or instruments representing such return, the value of the swap transaction may be adversely affected. Therefore, a Fund will not enter into a swap transaction unless it owns or has the right to acquire the securities or instruments representative of the return it is obligated to swap with the counterparty to the swap transaction. It is not the intention of the Funds to engage in swap transactions in a speculative manner, but rather primarily to hedge or manage the risks associated with assets held in a Fund, or to facilitate the implementation of strategies of purchasing and selling assets for a Fund.

INTEREST RATE SWAPS

The Funds may enter into interest rate swaps for hedging purposes and non-hedging purposes. Since swaps are entered into for good faith hedging purposes or are offset by a segregated account as described below, the Investment Adviser believes that swaps do not constitute senior securities as defined in the 1940 Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions. The net amount of the excess, if any, of a Fund's obligations over its entitlement with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or other liquid securities having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by the Fund's custodian. A Fund will not enter into any interest rate swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party to the swap is considered to be investment grade by the Investment Adviser. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreement. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market.

FOREIGN SECURITIES

The Funds may invest in foreign securities. Foreign securities, other than ADRs, will be held in custody by an approved selected sub-custodian.

Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These risks and considerations include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign securities transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investment in foreign countries and potential restrictions on the flow of international capital and currencies. Foreign issuers may also be subject to less government regulation than U.S. companies. Moreover, the dividends and interest payable on foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Fund's shareholders. Further, foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Because most foreign securities markets close prior to the time as of which the Funds determine their net asset values per share, events subsequent to the close of foreign securities markets may make the closing prices reported on such markets unreliable and require that foreign securities be fair valued in good faith. Fair valuation necessarily entails subjective judgments, and may result in a valuation that is different from the price at which a Fund could sell the security at that time.

Changes in foreign currency exchange rates will affect, favorably or unfavorably, the value of those securities which are denominated or quoted in currencies other than the U.S. dollar. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

SHORT SALES

The Funds may sell securities which they do not own or own but do not intend to deliver to the buyer (sell short) if, at the time of the short sale, the Fund making the short sale owns or has the right to acquire an equal amount of the security being sold short at no additional cost. These transactions allow the Funds to hedge against price fluctuations by locking in a sale price for securities they do not wish to sell immediately.

A Fund may make a short sale when it decides to sell a security it owns at a currently attractive price. This allows the Fund to postpone a gain or loss for federal income tax purposes and to satisfy certain tests applicable to regulated investment companies under the Code. The Funds will only make short sales if the total amount of all short sales does not exceed 10% of the total assets of the Fund. This limitation can be changed at any time.

Transamerica Premier Growth Opportunities Fund and Transamerica Premier Focus Fund may also sell securities short if no more than 2% of a Fund's total assets is invested in a single short sale position and no more than 10% of the Fund's total assets is invested in short sale positions.

PURCHASE OF WHEN-ISSUED SECURITIES

The Funds may enter into firm commitment agreements for the purchase of securities on a specified future date. Thus, the Funds may purchase, for example, new issues of fixed-income instruments on a when-issued basis, whereby the payment obligation, or yield to maturity, or coupon rate on the instruments may not be fixed at the time of the transaction. A Fund will not purchase securities on a when-issued basis if, as a result, more than 15% of the Fund's net assets would be so invested. In addition, the Funds may invest in asset-backed securities on a delayed delivery basis. This reduces the Funds' risk of early repayment of principal, but exposes the Funds to some additional risk that the transaction will not be consummated.

When a Fund enters into a firm commitment agreement, liability for the purchase price and the rights and risks of ownership of the security accrue to the Fund at the time it becomes obligated to purchase such security, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of such an agreement would be to obligate the Fund to purchase the security at a price above the current market price on the date of delivery and payment. During the time a Fund is obligated to purchase such security it will be required to segregate assets. See "Segregated Assets."

SEGREGATED ASSETS

In connection with when-issued securities, firm commitment agreements, futures, the writing of options, and certain other transactions in which a Fund incurs an obligation to make payments in the future, such Fund may be required to segregate assets with its custodian in amounts sufficient to settle the transaction. To the extent required, such segregated assets will consist of liquid securities or other liquid assets.

LENDING OF SECURITIES

Subject to the Funds' investment restrictions on lending, as discussed in this SAI, as a means to earn additional income a Fund may lend its securities to brokers and dealers that are not affiliated with the Investment Adviser, are registered with the Commission and are members of the National Association of Securities Dealers, Inc. ("NASD"), and also to certain other financial institutions subject to certain investment restrictions. All loans will be fully collateralized. In connection with the lending of its securities, a Fund will receive as collateral cash, securities issued or guaranteed by the United States government (i.e., Treasury securities), or other collateral permitted by applicable law, which at all times while the loan is outstanding will be maintained in amounts equal to at least 102% of the current market value of the loaned securities, or such lesser percentage as may be permitted by applicable law, as reviewed daily. A Fund lending its securities will receive amounts equal to the interest or dividends paid on the securities loaned and in addition will expect to receive a portion of the income generated by the short-term investment of cash received as collateral or, alternatively, where securities or a letter of credit are used as collateral, a lending fee paid directly to the Fund by the borrower of the securities. Such loans will be terminable by the Fund at any time and will not be made to affiliates of the Investment Adviser. A Fund may terminate a loan of securities in order to regain record ownership of, and to exercise beneficial rights related to, the loaned securities, including but not necessarily limited to voting or subscription rights, and may, in the exercise of its fiduciary duties, terminate a loan in the event that a vote of holders of those securities is required on a material matter. A Fund must have the right to call the loan and obtain the securities loaned at any time on three days notice. This includes the right to call the loan to enable the Fund to execute shareholder voting rights. Such loans cannot exceed one-third of the Fund's net assets taken at market value. Interest on loaned securities cannot exceed 10% of the annual gross income of the Fund (without offset for realized capital gains). A Fund may pay reasonable fees to persons unaffiliated with the Fund for services or for arranging such loans. Loans of securities will be made only to firms deemed creditworthy.

A Fund lending securities will incur credit risks as with any extension of credit. The Fund risks delay in recovering the loaned securities should the borrower of securities default, become the subject of bankruptcy proceedings, or otherwise be unable to fulfill its obligations or fail financially. Lending securities to broker-dealers and institutions could result in a loss or a delay in recovering the Fund's securities.

The lending policy described in this paragraph is a fundamental policy that can only be changed by a vote of a majority of shareholders.

INDEBTEDNESS

From time to time, the Funds may purchase the direct indebtedness of various companies (Indebtedness) or participation in such Indebtedness. Transamerica Premier Diversified Equity Fund is more likely to invest in such securities than the other Funds. Indebtedness represents a specific commercial loan or portion of a loan which has been given to a company by a financial institution such as a bank or insurance company (Bank Claims). The company is typically obligated to repay such commercial loan over a specified time period. By purchasing the Bank Claims, a Fund steps into the shoes of the financial institution which made the loan to the company prior to its restructuring or refinancing. Such Bank Claims purchased by a Fund may be in the form of loans, notes or bonds.

The Funds normally invest in the Indebtedness which has the highest priority of repayment by the company. However, on occasion, lower priority Indebtedness also may be acquired.

Indebtedness of companies may also include Trade Claims. Trade Claims generally represent money due to a supplier of goods or services to the companies issuing indebtedness. Company Indebtedness, including Bank Claims and Trade Claims, may be illiquid (as defined below).

BORROWING POLICIES

The Funds will not issue senior securities, except as permitted under the 1940 Act. Subject to the Funds' investment restrictions on borrowing, as discussed in this SAI, a Fund may borrow up to one-third of its total assets. To secure borrowings, a Fund may mortgage or pledge securities in an amount up to one-third of its total assets. If a Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off.

VARIABLE RATE, FLOATING RATE, OR VARIABLE AMOUNT SECURITIES

The Funds may invest in variable rate, floating rate, or variable amount securities. These are short-term unsecured promissory notes issued by corporations to finance short-term credit needs. They are interest-bearing notes on which the interest rate generally fluctuates on a scheduled basis.

Short-term corporate obligations may also include variable amount master demand notes. Variable amount master notes are obligations that permit the investment of fluctuating amounts by a Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. The borrower is typically a large industrial or finance company which also issues commercial paper. Typically these notes provide that the interest rate is set daily by the borrower. The rate is usually the same or similar to the interest rate on commercial paper being issued by the borrower. Because variable amount master notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at the face value, plus accrued interest, at any time. Accordingly, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with master demand note arrangements, the Fund considers earning power, cash flow, and other liquidity ratios of the issuer. The Funds will only invest in master demand notes of U.S. issuers. While master demand notes, as such, are not typically rated by credit rating agencies, if not so rated the Funds may invest in them only if at the time of an investment the issuer meets the criteria set forth in the prospectuses for all other commercial paper issuers. A Fund will not invest more than 25% of its assets in master demand notes.

REPURCHASE AGREEMENTS

The Funds may enter into repurchase agreements. Repurchase agreements have the characteristics of loans by a Fund, and will be fully collateralized (either with physical securities or evidence of book entry transfer to the account of the custodian bank) at all times. During the term of a repurchase agreement the Fund retains the security subject to the repurchase agreement as collateral securing the seller's repurchase obligation, continually monitors the market value of the security subject to the agreement, and requires the seller to deposit with the Fund additional collateral equal to any amount by which the market value of the security subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement. The Funds will enter into repurchase agreements only with member banks of the Federal Reserve System, and with primary dealers in United States government securities or their wholly-owned subsidiaries whose creditworthiness has been reviewed and found satisfactory by the Investment Adviser and which have, therefore, been determined to present minimal credit risk.

Securities underlying repurchase agreements will be limited to certificates of deposit, commercial paper, bankers' acceptances, or obligations issued or guaranteed by the United States government or its agencies or instrumentalities, in which the Fund may otherwise invest. A Fund will not invest in repurchase agreements maturing in more than seven days if that would result in more than 10% of the Fund's net assets (5% of net assets for Premier Institutional Small Cap Value Fund, Premier Institutional Diversified Equity Fund, Premier Institutional Bond Fund and Premier Institutional Equity Fund) being so invested when taking into account the remaining days to maturity of its existing repurchase agreements.

If a seller of a repurchase agreement defaults and does not repurchase the security subject to the agreement, the Fund would look to the collateral security underlying the seller's repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller's obligation to the Fund. In such event, the Fund might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines. In addition, if bankruptcy proceedings are instituted against a seller of a repurchase agreement, realization upon the collateral may be delayed or limited. If the seller is unable to make a timely repurchase, the expected proceeds could be delayed, or the Fund could suffer a loss in principal or current interest, or incur costs in liquidating the collateral. The Funds have established procedures to evaluate the creditworthiness of parties making repurchase agreements.

REVERSE REPURCHASE AGREEMENTS AND LEVERAGE

The Funds may enter into reverse repurchase agreements with Federal Reserve member banks and U.S. securities dealers from time to time. In a reverse repurchase transaction the Fund sells securities and simultaneously agrees to repurchase them at a price which reflects an agreed-upon rate of interest. The Fund will use the proceeds of reverse repurchase agreements to make other investments which either mature or are under an agreement to resell at a date simultaneous with, or prior to, the expiration of the reverse repurchase agreement. The Fund may utilize reverse repurchase agreements only if the interest income to be earned from the investment proceeds of the transaction is greater than the interest expense of the reverse repurchase transaction.

Reverse repurchase agreements may be a form of leverage which increases the opportunity for gain and the risk of loss for a given change in market value. In addition, the gains or losses will cause the net asset value of a Fund's shares to rise or fall faster than would otherwise be the case. There may also be a risk of delay in the recovery of the underlying securities if the opposite party has financial difficulties. A Fund's obligations under all borrowings, including reverse repurchase agreements, will not exceed one-third of the Fund's net assets.

The use of reverse repurchase agreements is included in the Fund's borrowing policy. During the time a reverse repurchase agreement is outstanding, each Fund that has entered into such an agreement maintains a segregated account with its Custodian containing cash or other liquid securities having a value at least equal to the repurchase price under the reverse repurchase agreement.

MUNICIPAL OBLIGATIONS

The Funds may invest in municipal obligations. The equity Funds may invest in such obligations as part of their cash management techniques. In addition to the usual risks associated with investing for income, the value of municipal obligations can be affected by changes in the actual or perceived credit quality of the issuers. The credit quality of a municipal obligation can be affected by, among other factors: a) the financial condition of the issuer or guarantor; b) the issuer's future borrowing plans and sources of revenue; c) the economic feasibility of the revenue bond project or general borrowing purpose; d) political or economic developments in the region or jurisdiction where the security is issued; and e) the liquidity of the security. Because municipal obligations are generally traded over the counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal issues can be enhanced by demand features which enable the Fund to demand payment from the issuer or a financial intermediary on short notice.

SMALL CAPITALIZATION STOCKS

Except for Premier Cash Reserve Fund, the Funds may invest in small capitalization stocks. The securities of small companies are usually less actively followed by analysts and may be under-valued by the market, which can provide significant opportunities for capital appreciation; however, the securities of such small companies may also involve greater risks and may be subject to more volatile market movements than securities of larger, more established companies. The securities of small companies are often traded in the over-the counter market, and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small companies are likely to be subject to more abrupt or erratic market movements than securities of larger, more established companies.

OVER-THE-COUNTER MARKET

The Funds may invest in over-the-counter stocks. Generally, the volume of trading in an unlisted or over-the-counter common stock is less than the volume of trading in a listed stock. Low trading volumes may make it difficult to find a buyer or seller for the securities of some companies. This will have an effect on the purchase or selling price of a stock.

U.S. GOVERNMENT OBLIGATIONS

Securities issued or guaranteed as to principal and interest by the United States government include a variety of Treasury securities, which differ in their interest rates, maturities and times of issuance. Treasury Bills have a maturity of one year or less; Treasury Notes have maturities of one to ten years; and Treasury Bonds can be issued with any maturity period but generally have a maturity of greater than ten years. Agencies of the United States government which issue or guarantee obligations include, among others, the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Government National Mortgage Association, Maritime Administration, Small Business Administration and The Tennessee Valley Authority. Obligations of instrumentalities of the United States government include securities issued or guaranteed by, among others, banks of the Farm Credit System, the Federal National Mortgage Association, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Student Loan Marketing Association, Federal Intermediate Credit Banks, Federal Land Banks, Banks for Cooperatives, and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

The Funds may invest in mortgage-backed and asset-backed securities. Mortgage-backed and asset-backed securities are generally securities evidencing ownership or interest in pools of many individual mortgages or other loans. Part of the cash flow of these securities is from the early payoff of some of the underlying loans. The specific amount and timing of such prepayments is difficult to predict, creating prepayment risk. For example, prepayments on Government National Mortgage Association certificates ("GNMA"s) are more likely to increase during periods of declining long-term interest rates because borrowers tend to refinance when interest rates drop. In the event of very high prepayments, the Funds may be required to invest these proceeds at a lower interest rate, causing them to earn less than if the prepayments had not occurred. Prepayments are more likely to decrease during periods of rising interest rates, causing the expected average life of the underlying mortgages to become longer. This variability of prepayments will tend to limit price gains when interest rates drop and to exaggerate price declines when interest rates rise.

ZERO COUPON BONDS

The Funds may invest in zero-coupon bonds and payment-in-kind bonds. Zero-coupon bonds are issued at a significant discount from their principal amount and may pay interest either only at maturity, or subsequent to the issue date prior to maturity, rather than at regular intervals during the life of the security. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The values of zero-coupon bonds and payment-in-kind bonds are subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest in cash currently. Both zero-coupon bonds and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. Even though such bonds do not pay current interest in cash, a Fund nonetheless is required to accrue interest income on these investments and to distribute the interest income at least annually to shareholders. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

INVESTMENTS IN OTHER INVESTMENT COMPANIES

Up to 10% of each Fund's total assets may be invested in the shares of other investment companies, but only up to 5% of its assets may be invested in any one other investment company. In addition, no Fund may purchase more than 3% of the outstanding shares of any one investment company.

SPECIAL SITUATIONS

The Funds may invest in "special situations" from time to time. A special situation arises when, in the opinion of the Investment Adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a merger proposal or buyout, a leveraged recapitalization, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention. It is not the policy of any of the Funds to select investments based primarily on the possibility of one or more of these investment techniques and opportunities being presented.

Each of the Funds may invest in cash or cash equivalents for temporary or defensive purposes. The following may be considered as such cash or cash equivalents:

CERTIFICATES OF DEPOSIT

Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by banks, savings and loan associations or savings banks against funds deposited in the issuing institution.

TIME DEPOSITS

Time deposits are deposits in a bank or other financial institution for a specified period of time at a fixed interest rate for which a negotiable certificate is not received. Certain time deposits may be considered illiquid.

BANKERS' ACCEPTANCE

A bankers' acceptance is a draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

COMMERCIAL PAPER

Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding 270 days.

MANAGEMENT OF THE COMPANY

TRANSAMERICA INVESTORS, INC.

Transamerica Investors, Inc. was organized as a Maryland corporation on February 22, 1995. The Company is registered with the SEC under the 1940 Act as an open-end management investment company of the series type. Each Fund constitutes a separate series of the Company. All series, except Transamerica Premier Focus Fund, are diversified investment companies. Transamerica Premier Focus Fund, Transamerica Premier Equity Fund, Transamerica Premier Growth Opportunities Fund, Transamerica Premier Diversified Equity Fund, Transamerica Premier Balanced Fund and Transamerica Premier Cash Reserve Fund each have one class of shares, Investor Class Shares. Transamerica Premier High Yield Bond Fund has two classes of shares, Investor Class and Institutional Class Shares. Transamerica Premier Institutional Small Cap Value Fund, Transamerica Premier Institutional Diversified Equity Fund, Transamerica Premier Institutional Bond Fund and Transamerica Premier Institutional Equity Fund are separate institutional series of the Company. For more information about the series of the Company call 1-800-892-7587. The Company reserves the right to issue additional classes of shares in the future without the consent of shareholders, and can allocate any remaining unclassified shares or reallocate any unissued classified shares. The fiscal year-end of the Company is December 31.

Except for the differences noted, each share of a Fund has equal dividend, redemption and liquidation rights with other shares of the Fund and when issued, is fully paid and nonassessable. Each share of each class of a Fund represents an identical legal interest in the investments of the Fund. Each class has certain expenses related solely to that class. Each class will have exclusive voting rights under any 12b-1 distribution plan related to that class. In the event that a special meeting of shareholders is called, separate votes are taken by each class only if a matter affects, or requires the vote of, that class. Although the legal rights of holders of each class of shares are identical, it is likely that the difference in expenses will result in different net asset values and dividends. The classes may have different exchange privileges.

As a Maryland corporation, the Company is not required to hold regular annual meetings of shareholders. Ordinarily there will be no shareholder meetings, unless requested by shareholders holding 10% or more of the outstanding shares of the Company, or unless required by the 1940 Act or Maryland law. You are entitled to cast one vote for each share you own of each Fund. At a special shareholders meeting, if one is called, issues that affect all the Funds in substantially the same way will be voted on by all shareholders, without regard to the Funds. Issues that do not affect a Fund will not be voted on by the shareholders of that Fund. Issues that affect all Funds, but in which their interests are not substantially the same, will be voted on separately by each Fund.

DIRECTORS AND OFFICERS

Responsibility for the management and supervision of the Company and its Funds rests with the Board. The Investment Adviser is subject to the direction of the Board.

The names of the directors and executive officers of the Company, their business addresses and their principal occupations during the past five years are listed below. Each of the officers listed below is an employee of an entity that provides services to the Funds and is an affiliate of the Investment Adviser, Transamerica Investment Management, LLC ("TIM"). An asterisk (*) appears after the name of each director who is an interested person of the Company, as defined in the 1940 Act.

INDEPENDENT DIRECTORS:

                                                                   NUMBER
                           POSITION(S) HELD                         OF
                                 WITH          TERM OF OFFICE    PORTFOLIOS
                             TRANSAMERICA      AND LENGTH OF    OVERSEEN IN    PRINCIPAL OCCUPATIONS
NAME, ADDRESS & AGE        INVESTORS, INC.      TIME SERVED     THE COMPLEX   DURING THE PAST 5 YEARS        OTHER DIRECTORSHIPS
-------------------       -----------------   ---------------   -----------   -----------------------   ----------------------------
CHARLES C. REED           Director and        Indefinite**           11       Vice Chairman of Aon                   N/A
Aon Risk Services         Chairman            1995 - present;                 Risk Services Inc. of
707 Wilshire Blvd.,       of the Board        Chairman since                  Southern California
Suite 6000                                    2004                            (1994 - present)
Los Angeles, CA 90017
DOB 8/28/33

CARL R. TERZIAN           Director            Indefinite**           11       Chairman of Carl          National Mercantile Bancorp
Carl Terzian Associates                       1995 - present                  Terzian Associates        (holding company) and
12400 Wilshire Blvd,                                                          (public relations)(1969   Mercantile National Bank
Suite 200                                                                     - present)                (1998 - present); Electronic
Los Angeles, CA 90025                                                                                   Clearing House, Inc. (2002 -
DOB 10/22/35                                                                                            present).

SANDRA N. BANE            Director            Indefinite**           11       Retired KPMG (1999 -      Big 5 Sporting Goods (2002 -
303 Palmetto Drive                            2003 - present                  present)                  present); Petco (2004 -
Pasadena, CA 91105                                                                                      present).
DOB 6/13/52

DAVID R. CARPENTER        Director            Indefinite**           11       Chairman and CEO of       UniHealth Foundation (1998 -
660 Buena Vista Drive                         2005 - present                  UniHealth Foundation      present); Paradign Partners
Santa Barbara, CA 90318                                                       (1998 - present)          International (2000 -
DOB 3/24/39                                                                                             present); Auto Club of
                                                                                                        Southern California (2000 -
                                                                                                        present); National Institute
                                                                                                        of Transplantation (2000 -
                                                                                                        present); Cancer Center of
                                                                                                        Santa Barbara (2000 -
                                                                                                        present)

INTERESTED DIRECTOR:

                                                                   NUMBER
                           POSITION(S) HELD                         OF
                                 WITH          TERM OF OFFICE    PORTFOLIOS
                             TRANSAMERICA      AND LENGTH OF    OVERSEEN IN    PRINCIPAL OCCUPATIONS
NAME, ADDRESS & AGE        INVESTORS, INC.      TIME SERVED     THE COMPLEX   DURING THE PAST 5 YEARS        OTHER DIRECTORSHIPS
-------------------       -----------------   ---------------   -----------   -----------------------   ----------------------------
GARY U. ROLLE*            Director and        Indefinite**           11       Director, President &                  N/A
11111 Santa Monica        President           1999 - present;                 Chief Investment
Blvd., Suite 820                              Director 2003 -                 Officer, Transamerica
Los Angeles, CA 90025                         present                         Investment Management,
DOB 7/24/41                                                                   LLC (TIM) (1999 -
                                                                              present); Director,
                                                                              President & Chief
                                                                              Investment Officer,
                                                                              Transamerica Investment
                                                                              Services, Inc. (TISI)
                                                                              (1967 - present);
                                                                              Director, Transamerica
                                                                              Life Canada; AEGON
                                                                              Capital Management Inc.
                                                                              (2001 - present); AEGON
                                                                              Fund Management Inc.
                                                                              (2002 - present);
                                                                              Gemini Investments,
                                                                              Inc.; Transamerica CBO
                                                                              I, Inc.

OFFICERS:

                            POSITION(S) HELD     TERM OF OFFICE
                           WITH TRANSAMERICA     AND LENGTH OF
NAME, ADDRESS & AGE         INVESTORS, INC.      TIME SERVED**         PRINCIPAL OCCUPATIONS DURING THE PAST 5 YEARS
-------------------        -----------------   -----------------   -----------------------------------------------------
JOHN K. CARTER*            Chief Executive     2006 - present***   Trustee (September 2006 - present), President & CEO
570 Carillon Parkway       Officer                                 (July 2006 - present), Senior Vice President (1999 -
St. Petersburg, FL 33716                                           June 2006), Chief Compliance Officer, General Counsel
DOB 4/24/61                                                        & Secretary (1999 - August 2006), AEGON/Transamerica
                                                                   Series Trust (ATST), Transamerica IDEX Mutual Funds
                                                                   (TA IDEX); Director (September 2006 - present),
                                                                   President & CEO (July 2006 - present), Senior Vice
                                                                   President (2002 - June 2006), General Counsel,
                                                                   Secretary & Chief Compliance Officer (2002 - August
                                                                   2006), Transamerica Income Shares (TIS); President &
                                                                   CEO (July 2006 - present), Senior Vice President
                                                                   (1999 - June 2006), Director (2000 - present),
                                                                   General Counsel, & Secretary (2000 - September 2006),
                                                                   Chief Compliance Officer, (2004-August 2006),
                                                                   Transamerica Fund Advisors, Inc. (TFAI); President &
                                                                   CEO (July 2006 - present), Senior Vice President
                                                                   (1999 - June 2006), Director (2001 - present),
                                                                   General Counsel, & Secretary (2001- August 2006),
                                                                   Transamerica Fund Services (TFS); Vice President,
                                                                   AFSG Securities Corporation (AFSG) (2001-present);
                                                                   Vice President, Secretary & Chief Compliance Officer
                                                                   (2003-August 2006), Transamerica Investors, Inc.
                                                                   (TII); Senior Vice President, General Counsel &
                                                                   Secretary, Transamerica Index Funds (TIF) (2002 -
                                                                   2004); Vice President, Transamerica Investment
                                                                   Services, Inc. (TISI) (2003-2005) & Transamerica
                                                                   Investment Management, LLC (TIM) (2001-2005).

DENNIS P. GALLAGHER*       Vice President      September 2006 -    Senior Vice President, General Counsel & Secretary,
570 Carillon Parkway       and Secretary       present***          ATST, TA IDEX & TIS (September 2006 - present);
St. Petersburg, FL 33716                                           Director, Senior Vice President, General Counsel &
DOB: 12/19/70                                                      Secretary, TFAI & TFS (September 2006 - present);
                                                                   Director, Deutsche Asset Management (1998 - 2006).

GLENN E. BRIGHTMAN*        Vice President      November 2005 -     Senior. Vice President & Principal Financial Officer,
570 Carillon Parkway       and Principal       present***          ATST, TA IDEX and TIS (2005 - present); Senior Vice
St. Petersburg, FL 33716   Financial Officer                       President, TFS, TFAI (2005 - present); Manager -
DOB 12/01/72                                                       Mutual Fund Accounting, The Vanguard Group, Inc.
                                                                   (1996-2005).

T. GREGORY REYMANN, II*    Vice President      September 2006 -    Chief Compliance Officer & Senior Vice President,
570 Carillon Parkway       and Chief           present***          ATST, TA IDEX, TFAI, TIS (September 2006 - present);
St. Petersburg, FL 33716   Compliance                              Vice President & Senior Counsel, TFS (2005 - 2006);
DOB: 5/13/58:              Officer                                 Vice President & Counsel, ATST, TA IDEX, TFAI, TIS
                                                                   (2004 - 2006), TFS (2004 - 2005) & TIF (2004);
                                                                   Attorney, Gould, Cooksey, et. al. (2002 -2004).


*    May be deemed an "interested person" (as that term is defined in the 1940
     Act).

** Directors serve an indefinite term until he or she is removed, reaches mandatory retirement age, resigns or becomes incapacitated.

*** Elected and serves at the pleasure of the Board of Directors of Transamerica Investors, Inc. No officer of Transamerica Investors, Inc., except for the Chief Compliance Officer, receives any compensation from Transamerica Investors, Inc.

COMMITTEES OF THE BOARD

The directors are responsible for major decisions relating to the Funds' objectives, policies and operations. Day-to-day decisions by the officers of the Funds are reviewed by the directors on a quarterly basis. The Board of Directors currently has two standing committees: an Audit Committee and a Nominating Committee.

The Audit Committee is responsible for reviewing the financial reporting process, the system of internal control, and the audit process. Members of the Audit Committee are: Sandra N. Bane, Chairperson; Charles C. Reed; David R. Carpenter; and Carl R. Terzian. The Audit Committee met 3 times during the fiscal year ended December 31, 2006.

The Nominating Committee is responsible for nominating and evaluating independent Director candidates. The Nominating Committee will consider nominees for independent directors as recommended by shareholders. Recommendations should be submitted to the Committee in care of the Fund's Secretary. Members of the Nominating

Committee are David R. Carpenter, Chairperson; Charles C. Reed; and Carl R. Terzian. The Nominating Committee did not meet during the fiscal year ended December 31, 2006.

No officer, director or employee of TIM, or any of its affiliates, receives any compensation from the Company for acting as a director or officer of the Company, except for the Chief Compliance Officer. Each director of the Company who is not an interested person of the Company receives an annual fee of $14,000, and $1,500 for each meeting of the Company's Board attended, and $1,000 for each Board Audit Committee meeting attended, and is reimbursed for expenses incurred in connection with such attendance. The Lead Independent Director and the Chairman of the Audit Committee will receive an additional annual stipend of $3,000.

COMPENSATION TABLE

The following table provides compensation amounts paid to Disinterested Directors of the Funds for the fiscal year ended December 31, 2006.

                                                                      TOTAL COMPENSATION PAID
                     AGGREGATE COMPENSATION   PENSION OR RETIREMENT      TO DIRECTORS FROM
NAME OF PERSON,         FROM TRANSAMERICA      BENEFITS ACCRUED AS      TRANSAMERICA PREMIER
POSITION                  PREMIER FUNDS       PART OF FUND EXPENSES            FUNDS
---------------      ----------------------   ---------------------   -----------------------
Sandra N. Bane               $29,500                    --                    $29,500
David R. Carpenter           $23,500                    --                    $23,500
Sidney E. Harris*            $23,500                    --                    $23,500
Charles C. Reed              $26,500                    --                    $26,500
Carl R. Terzian              $23,500                    --                    $23,500

*    Sidney Harris resigned as a Director effective December 31, 2006.

DIRECTOR OWNERSHIP OF EQUITY SECURITIES

The tables below give the dollar range of shares of Transamerica Premier Funds as well as the aggregate dollar range of shares of all Funds advised and sponsored by TIM, owned by each Director as of December 31, 2006.

                     DOLLAR RANGE OF EQUITY   DOLLAR RANGE OF EQUITY
                        SECURITIES IN THE        SECURITIES IN THE
                      TRANSAMERICA PREMIER     TRANSAMERICA PREMIER
NAMES OF DIRECTORS        BALANCED FUND          CASH RESERVE FUND
------------------   ----------------------   ----------------------
Sandra N. Bane                 $0                        $0
David R. Carpenter             $0                        $0
Sidney E. Harris*              $0                $10,001 - $50,000
Charles C. Reed                $0                        $0
Gary U. Rolle             Over $100,000            Over $100,000
Carl R. Terzian                $0                        $0

*    Sidney Harris resigned as a Director effective December 31, 2006.

                     DOLLAR RANGE OF EQUITY
                        SECURITIES IN THE       DOLLAR RANGE OF
                      TRANSAMERICA PREMIER     EQUITY SECURITIES
                       DIVERSIFIED EQUITY     IN THE TRANSAMERICA
NAMES OF DIRECTORS            FUND            PREMIER EQUITY FUND
------------------   ----------------------   -------------------
Sandra N. Bane                 $0                     $0
David R. Carpenter             $0                     $0
Sidney E. Harris*              $0                     $0
Charles C. Reed                $0                     $0
Gary U. Rolle             Over $100,000          Over $100,000
Carl R. Terzian                $0                     $0

                                                DOLLAR RANGE OF
                     DOLLAR RANGE OF EQUITY    EQUITY SECURITIES
                        SECURITIES IN THE     IN THE TRANSAMERICA
                          TRANSAMERICA           PREMIER GROWTH
NAMES OF DIRECTORS     PREMIER FOCUS FUND      OPPORTUNITIES FUND
------------------   ----------------------   -------------------
Sandra N. Bane                 $0                     $0
David R. Carpenter             $0                     $0
Sidney E. Harris*              $0                     $0
Charles C. Reed                $0                     $0
Gary U. Rolle                  $0                Over $100,000
Carl R. Terzian                $0                     $0

                                                 DOLLAR RANGE OF
                     DOLLAR RANGE OF EQUITY   EQUITY SECURITIES IN
                     SECURITIES IN THE HIGH     THE INSTITUTIONAL
NAMES OF DIRECTORS       YIELD BOND FUND      SMALL CAP VALUE FUND
------------------   ----------------------   --------------------
Sandra N. Bane                 $0                      $0
David R. Carpenter             $0                      $0
Sidney E. Harris*              $0                      $0
Charles C. Reed                $0                      $0
Gary U. Rolle                  $0                      $0
Carl R. Terzian                $0                      $0

                     DOLLAR RANGE OF EQUITY
                        SECURITIES IN THE        DOLLAR RANGE OF
                          INSTITUTIONAL       EQUITY SECURITIES IN
                       DIVERSIFIED EQUITY       THE INSTITUTIONAL
NAMES OF DIRECTORS            FUND              BOND EQUITY FUND
------------------   ----------------------   --------------------
Sandra N. Bane                 $0                      $0
David R. Carpenter             $0                      $0
Sidney E. Harris*              $0                      $0
Charles C. Reed                $0                      $0
Gary U. Rolle                  $0                      $0
Carl R. Terzian                $0                      $0

                     DOLLAR RANGE OF EQUITY
                        SECURITIES IN THE
                      INSTITUTIONAL EQUITY
NAMES OF DIRECTORS            FUND
------------------   ----------------------
Sandra N. Bane                 $0
David R. Carpenter             $0
Sidney E. Harris*              $0
Charles C. Reed                $0
Gary U. Rolle                  $0
Carl R. Terzian                $0

                        AGGREGATE DOLLAR
                         RANGE OF EQUITY
                        SECURITIES IN ALL
                      REGISTERED INVESTMENT
                     COMPANIES OVERSEEN  BY
                     DIRECTORS IN FAMILY OF
NAMES OF DIRECTORS    INVESTMENT COMPANIES
------------------   ----------------------
Sandra N. Bane                 $0
David R. Carpenter             $0
Sidney E. Harris*         Over $100,000
Charles C. Reed                $0
Gary U. Rolle             Over $100,000
Carl R. Terzian                $0

*    Sidney Harris resigned as a Director effective December 31, 2006.

The officers and directors of Transamerica Investors, Inc. together owned less than 1% of the shares of each of the Funds.

As of April 2, 2007, the following shareholders owned 25% or more of shares of the indicated Funds:

            SHAREHOLDERS                    TRANSAMERICA PREMIER FUNDS         NO. OF SHARES    PERCENT OWNED
            ------------               ------------------------------------   ---------------   -------------
Investors Bank & Trust Company         Transamerica Premier Balanced Fund -    7,173,827.0870       45.77%
TTEE/Custodian for Various             Investor Class
Retirement Plans
Purchase, NY 10577-2139

Charles Schwab & Co Inc                Transamerica Premier Equity Fund -     10,306,986.6430       33.33%
San Francisco, CA 94104-4151           Investor Class

National Financial Services            Transamerica Premier Equity Fund -      8,640,007.8130       27.94%
New York, NY 10281-5503                Investor Class

Charles Schwab & Co Inc                Transamerica Premier High Yield Bond      374,836.1170       26.44%
San Francisco, CA 94104-4151           Fund - Investor Class

Investors Bank & Trust Company         Transamerica Premier Growth             2,200,556.5970       40.74%
TTEE/Custodian for Various             Opportunities Fund - Investor Class
Retirement Plans
Purchase, NY 10577-2139

Investors Bank & Trust Company         Transamerica Premier Diversified        7,745,796.2040       51.89%
TTEE/Custodian for Various             Equity Fund - Investor Class
Retirement Plans
Purchase, NY 10577-2139

Transamerica Life Insurance Company*   Transamerica Premier High Yield Bond   13,896,392.0990      100.00%
Cedar Rapids, IA 52499                 Fund - Institutional Class

Charles Schwab & Co Inc                Transamerica Premier Institutional      2,233,938.0050       48.33%
San Francisco, CA 94104-4151           Equity Fund

Reliance Trust Company                 Transamerica Premier Institutional      1,435,037.0310       31.05%
FBO Lifestyles R/R                     Equity Fund
Atlanta, GA 30362-1529

Transamerica Investment Management     Transamerica Premier Institutional         54,296.4420       99.22%
Seed Money Account                     Small Cap Value Fund
Dayton, OH 45402-1127

Transamerica Investment Management     Transamerica Premier Institutional         50,214.5800      100.00%
Seed Money Account                     Diversified Equity Fund
Dayton, OH 45402-1127

The Dayton Foundation Inc.             Transamerica Premier Institutional         57,554.6840       50.34%
Dayton, OH 45402-1127                  Bond Fund

Transamerica Investment Management     Transamerica Premier Institutional         56,768.7380       49.66%
Dayton, OH 45402-1127                  Bond Fund

* As of April 2, 2007, Transamerica Life Insurance Company (formerly, Transamerica Life Insurance and Annuity Company), 4333 Edgewood Road N.E., Cedar Rapids, Iowa 52499, owned 100% of the Institutional Class shares of Transamerica Premier High Yield Bond Fund, and thus may be deemed to be able to control the outcome of any matter submitted to a vote of the shareholders of that Fund.

Charles Schwab & Co., Inc., Investors Bank & Trust Co. and National Financial Services hold these shares as nominees for the beneficial owners of such shares (none of whom individually own more than 25% of any of the Fund's outstanding shares). With respect to such shares, these companies have no investment discretion and only limited discretionary voting power as nominee holders.

In addition, as of April 2, 2007, the following shareholders owned of record or beneficially 5% or more of shares of the indicated Funds:

            SHAREHOLDERS                    TRANSAMERICA PREMIER FUNDS         NO. OF SHARES    PERCENT OWNED
            ------------               ------------------------------------   ---------------   -------------
ARC Reinsurance Corporation            Transamerica Premier Focus Fund -         773,679.8130       18.45%
AEGON Management                       Investor Class
Short Hills, NJ 07078

Investors Bank & Trust Company         Transamerica Premier Focus Fund -         676,998.7410       16.18%

            SHAREHOLDERS                    TRANSAMERICA PREMIER FUNDS         NO. OF SHARES    PERCENT OWNED
            ------------               ------------------------------------   ---------------   -------------
TTEE/Custodian for Various             Investor Class
Retirement Plans
Purchase, NY 10577-2139

Charles Schwab & Co                    Transamerica Premier Focus Fund -         485,592.3350       11.58%
San Francisco, CA 94104-4151           Investor Class

National Financial Services            Transamerica Premier Focus Fund -         380,208.5450        9.07%
New York, NY 10281-5503                Investor Class

Prudential Investment Management       Transamerica Premier Balanced Fund -    2,604,397.9830       16.62%
Services                               Investor Class
Newark, NJ 07102

Charles Schwab & Co Inc                Transamerica Premier Balanced Fund -    1,752,051.5600       11.18%
San Francisco, CA 94104-4151           Investor Class

Transamerica Investment Services       Transamerica Premier Cash Reserve -     7,466,139.9400        9.00%
Dayton, OH 45401-1127                  Investor Class

Investors Bank & Trust Company         Transamerica Premier Equity Fund -      3,449,682.2850       11.16%
TTEE/Custodian for Various             Investor Class
Retirement Plans
Purchase, NY 10577-2139

National Investor Services             Transamerica Premier High Yield Bond      147,864.4950       10.43%
New York, NY 10041-3299                Fund - Investor Class

National Financial Services            Transamerica Premier High Yield Bond      136,006.2480        9.60%
New York, NY 10281-5503                Fund - Investor Class

ARC Reinsurance Corporation            Transamerica Premier Growth               809,071.4720       14.96%
AEGON Management                       Opportunities  - Investor Class Fund
Short Hills, NJ 07078

Charles Schwab & Co Inc                Transamerica Premier Growth               601,568.1930       11.14%
San Francisco, CA 94104-4151           Opportunities Fund - Investor Class

National Financial Services            Transamerica Premier Growth               272,094.8820        5.04%
New York, NY 10281-5503                Opportunities Fund - Investor Class

Kansas Postsecondary Education         Transamerica Premier Diversified        1,654,567.6620       11.08%
Savings Plan                           Equity Fund - Investor Class
Kansas City, MO 64141-6200

Kansas Postsecondary Education         Transamerica Premier Diversified        1,526,467.3990       10.23%
Savings Plan                           Equity Fund - Investor Class
Kansas City, MO 64141-6200

National Financial Services            Transamerica Premier Diversified          997,455.5650        6.68%
New York, NY 10281-5503                Equity Fund - Investor Class

INVESTMENT ADVISER

The Funds' Investment Adviser is Transamerica Investment Management, LLC, (the "Adviser" or `TIM"), at 11111 Santa Monica Blvd, Suite 820, Los Angeles, CA 90025. The Investment Adviser, TIM, is owned by Transamerica Investment Services, Inc. ("TISI"), at the same address, which is a wholly owned subsidiary of Transamerica Corporation, 600 Montgomery Street, San Francisco, California 94111. Transamerica Corporation is owned by AEGON N.V., one of the world's largest financial services and insurance groups. TISI was adviser until January 1, 2000. Prior to May 1, 2003, TISI served as sub-adviser to the Funds, providing certain investment research and other services under an agreement with the Fund and the Adviser. Effective April 30, 2003, TISI resigned its position as sub-adviser.

The Investment Adviser will: (1) supervise and manage the investments of each Fund and direct the purchase and sale of its investment securities; and (2) see that investments follow the investment objectives and comply with government regulations. The Investment Adviser is also responsible for the selection of brokers and dealers to execute transactions for each Fund. Some of these brokers or dealers may be affiliated persons of the Company, the Investment Adviser, Administrator, or the Distributor. Although it is the Company's policy to seek the best price and execution for each transaction, the Investment Adviser may give consideration to brokers and dealers who provide the Funds with statistical information and other services in addition to transaction services. See "Brokerage Allocation" below.

Following are the amounts of advisory fees earned(1), amounts waived or reimbursed, and net amounts received by the Investment Adviser with regard to each Fund over the last three fiscal years.

                                                                ADVISORY
                                                                  FEE         ADVISORY
                                                 ADVISORY        WAIVED         FEE
         TRANSAMERICA PREMIER FUNDS(1)             FEE         OR EXPENSE       NET
                 FISCAL YEAR                      EARNED     REIMBURSED(2)    RECEIVED
         -----------------------------          ----------   -------------   ----------
Premier Focus Fund
   2004                                         $  804,777      $ 20,113     $  784,664
   2005                                         $  656,625      $ 12,721     $  643,904
   2006                                         $  574,467            $0     $  574,467
Premier Equity Fund
   2004                                         $1,450,803      $      0     $1,450,803
   2005                                         $1,251,688      $      0     $1,251,688
   2006                                         $3,148,486      $      0     $3,148,486
Premier Growth Opportunities Fund
    2004                                        $1,037,472      $ 22,198     $1,015,274
    2005                                        $  876,084      $ 28,730     $  847,354
    2006                                        $  887,550      $      0     $  887,550
Premier Diversified Equity Fund
   2004                                         $  386,889      $169,226     $  217,663
   2005                                         $  561,135      $248,268     $  312,867
   2006                                         $  953,671      $      0     $  953,671
Premier Balanced Fund
   2004                                         $1,643,294      $  7,108     $1,636,286
   2005                                         $1,408,292      $169,432     $1,238,861
   2006                                         $1,928,934      $      0     $1,928,934
Premier High Yield Bond Fund
   2004                                         $  711,273      $ 36,407     $  674,866
   2005                                         $  721,198      $ 96,406     $  624,792
   2006                                         $  599,406      $ 35,863     $  563,543
Premier Cash Reserve Fund
   2004                                         $  136,786      $152,750     $  (15,964)
   2005                                         $  128,634      $187,561     $  (58,927)
   2006                                         $  164,047      $216,203     $  (52,156)
Premier Institutional Small Cap Value Fund
   2004                                                N/A           N/A            N/A
   2005                                         $    4,028      $ 41,084     $  (37,057)
   2006                                         $    5,171      $ 48,783     $  (43,612)
Premier Institutional Diversified Equity Fund
   2004                                                N/A           N/A            N/A
   2005                                         $    3,432      $ 38,683     $  (35,251)
   2006                                         $    4,262      $ 47,608     $  (43,346)
Premier Institutional Bond Fund
   2004                                                N/A           N/A            N/A
   2005                                         $    2,421      $ 42,600     $  (40,179)
   2006                                         $    4,450      $ 54,808     $  (50,358)
Premier Institutional Equity Fund
   2004                                         $  109,034      $ 21,156     $   87,879
   2005                                         $  490,732      $198,197     $  292,534
   2006                                         $  359,509      $ 86,523     $  272,986

(1)  Presentation is on a Fund level, not a class level.

(2) Assumes order of reimbursement/waiver is for class-specific expenses first, then waiver of advisory fees.

PREMIER FOCUS FUND AND PREMIER GROWTH OPPORTUNITIES FUND

Each of the Premier Focus Fund and Premier Growth Opportunities Fund pay the Investment Adviser an advisory fee based on an annual percentage of the average daily net assets of each Fund at the rates shown below ("Advisory Fee"). The Advisory Fee is accrued daily and paid monthly. The fees may be higher than the average advisory fee paid to the investment advisers of other similar Funds. The Advisory Fees, payable under the investment advisory agreement, are shown below. The Investment Adviser may waive some or all of its fees from time to time at its discretion.

                                                                         EXPENSE CAP
                                    AS A % OF AVERAGE                 (as a percentage of
               FUND                  DAILY NET ASSETS           total fund operating expense)
               ----                 -----------------           -----------------------------
       Premier Focus Fund                 0.60%                            1.40%
Premier Growth Opportunities Fund         0.60%                            1.40%

The Premier Focus Fund and Premier Growth Opportunities Fund will pay the Advisory Fees at the annual rates shown above until April 30, 2008. Starting May 1, 2008, each of the Premier Focus and Growth Opportunities Funds will pay TIM an Advisory Fee with a performance-based component, so that if a Fund's performance is greater than that of its benchmark, the S&P 500 Index for the Premier Focus Fund and the Russell 2500 Growth Index for the Premier Growth Opportunities Fund, TIM will earn more; and if it is less than that of the index, TIM will earn less. The first component of TIM's performance-based Advisory Fee will be a "base fee," paid monthly, equal to 1/12th of 0.60% of daily net assets averaged over the most recent month (0.60% of average daily net assets on an annualized basis). The second component will be a performance adjustment that either increases or decreases the base fee, depending on how a Fund performed relative to its benchmark over a trailing 36-month period (the performance period). The performance adjustment will be calculated on the Fund's net assets averaged over the performance period. The base fee will be accrued daily and paid monthly.

For each of the Premier Focus Fund and Premier Growth Opportunities Fund, the base fee will be adjusted on a monthly basis, depending on the Fund's performance. When the Fund's investment performance matches the investment record of the benchmark over the performance period, TIM will be entitled to receive only the base fee. Each month, if the investment performance of a Fund exceeds the investment record of the benchmark by 0.10 percentage point (0.10%) over the performance period, the performance adjustment will increase the monthly management fee paid to TIM for that month by 1/12th of 0.01% of daily net assets averaged over the performance period. A similar increase will occur for each additional tenth of a percentage point by which the investment performance exceeds the investment record, reaching a maximum positive monthly adjustment of 1/12th of 0.40% of daily net assets averaged over the performance period if the Fund outperforms the investment record of its benchmark by 4 percentage points or more over the performance period. This maximum fee would correspond to a monthly management fee of 1/12th of 1.00% of average daily net assets if the Fund's average daily net assets remain constant over the performance period. Similarly, if the investment performance of a Fund trails the investment record of the benchmark by 0.10 percentage point (0.10%) over the performance period, the performance adjustment will decrease the monthly management fee paid to TIM by 1/12th of 0.01% of daily net assets averaged over the performance period. A similar decrease will occur for each additional tenth of percentage point by which the investment performance trails the investment record, reaching a maximum negative monthly adjustment of 1/12th of 0.40% of daily net assets averaged over the performance period if the Fund underperforms the investment record of its benchmark by 4 percentage points or more over the performance period. This minimum fee would correspond to a monthly Advisory Fee of 1/12th of 0.20% of average daily net assets if the Fund's average daily net assets remain constant over the performance period.

The table below includes examples showing the total Advisory Fees, expressed as a percentage of each of the Premier Focus and Premier Growth Opportunities Funds' annual average daily net assets, that would be paid by a Fund at different levels of Fund investment performance against the investment record of their respective benchmark. The table assumes that the average daily net assets of the Funds remain constant over the performance period. The actual Advisory Fees paid by the Funds could be higher or lower depending on whether the net assets of the Funds increase or decrease. The Advisory Fee will be prorated for any month for which the arrangement is not in effect for the entire month.

         % POINT DIFFERENCE
       BETWEEN PERFORMANCE OF               ADJUSTMENT TO        ANNUAL FEE RATE
              THE FUND                        BASE FEE             AS ADJUSTED
AND INVESTMENT RECORD OF ITS INDEX*   (ON AN ANNUALIZED BASIS)     (ANNUALIZED)
-----------------------------------   ------------------------   ---------------
                 +4                             +.40%                 1.00%
                 +3                             +.30%                 0.90%
                 +2                             +.20%                 0.80%
                 +1                             +.10%                 0.70%
                  0                                0                  0.60%
                 -1                             -.10%                 0.50%
                 -2                             -.20%                 0.40%
                 -3                             -.30%                 0.30%
                 -4                             -.40%                 0.20%

* Measured over the performance period, which is a rolling 36-month period ending with the most recent calendar month. The base fee is calculated on the basis of the Fund's net assets, averaged over the most recent month. The adjustment to the base fee (also called "performance adjustment") is calculated on the Fund's net assets averaged over the rolling performance period. By virtue of using a "rolling" performance period of 36 months, the actual fees paid by the Fund to TIM may differ from the maximum or minimum annual fee rates shown in this table, particularly if the average daily net assets of the Fund do not remain constant during the rolling 36-month period.

For purposes of calculating the performance component of the Advisory Fees for these two Funds, the investment performance of a Fund will be calculated in accordance with Rule 205-1(a) under the Investment Advisers Act of 1940 ("Advisers Act"), substantially as follows: the investment performance will be equal to the sum of: (i) the change in net asset value per Investor Class share during the performance period; (ii) the value of its cash distributions per Investor Class share accumulated to the end of such performance period; and
(iii) the value of capital gains taxes per Investor Class share paid or payable on undistributed realized long-term capital gains accumulated to the end of such performance period; expressed as a percentage of net asset value per Investor Class share at the beginning of such performance period. (For this purpose, the value of distributions per share of realized capital gains, of dividends per share paid from investment income and of capital gains taxes per share paid or payable on undistributed realized long-term capital gains are treated as reinvested in Investor Class shares at the net asset value per share in effect at the close of business on the record date for the payment of such distributions and dividends and the date on which provision is made for such taxes, after giving effect to such distributions, dividends and taxes).

The investment record of the benchmark will be calculated in accordance with Rule 205-1(b) under the Advisers Act. Substantially, it will be equal to the sum of: (i) the change in the level of the benchmark during the performance period; and (ii) the value, computed consistently with the benchmark, of cash distributions made by companies whose securities comprise the benchmark accumulated to the end of such period; expressed as a percentage of the benchmark level at the beginning of such period.

PREMIER EQUITY FUND, PREMIER DIVERSIFIED EQUITY FUND AND PREMIER BALANCED FUND

The Investment Adviser is entitled to be paid by each of the Premier Equity, Diversified Equity, and Balanced Funds an annual Advisory Fee, which is accrued daily and paid monthly, that may vary between 0.50% of each such Fund's average daily net assets (the "Minimum Fee" in the table below) and the maximum Advisory Fees payable by these Funds (the "Maximum Fee" in the table below), subject to a contractual limitation ("Expense Cap" in the table below) applicable to each such Fund's annual total operating expenses. If payment of the Maximum Fee would result in a Fund's annualized operating expenses in any month to exceed the applicable Expense Cap, the advisory fee payable to the Investment Adviser will reduce from the Maximum Fee (but not below the Minimum Fee) in an amount sufficient to limit annualized Fund operating expenses to the Expense Cap. If payment of the Minimum Fee would result in Fund operating expenses exceeding the Expense Cap, the Investment Adviser and/or its affiliates will remit to the Fund an amount sufficient to limit annualized Fund operating expenses to the Expense Cap. If in any month a Fund's annualized operating expenses (assuming payment of the Maximum Fee) are lower than the Expense Cap, the Investment Adviser may recoup any previous reduction of Advisory Fees from the Maximum Fee during the then-current fiscal year and any amounts previously remitted to the Fund to maintain the Expense Cap during the then-current fiscal year, subject to maintenance of the Expense Cap and payment of an annual Advisory Fee that does not exceed the Maximum Fee. Following the end of each fiscal year, the Investment Adviser will not be able to recoup Adviser Fee reductions or payments to a Fund during the prior fiscal year, and any necessary adjustments will be made in order to maintain the Expense Cap for that fiscal year.

EXPENSE LIMITATION

Transamerica Investment Management, LLC. ("TIM") has entered into an expense limitation agreement with Transamerica Investors, Inc. on behalf of certain funds, pursuant to which TIM has agreed to reimburse a fund's expenses or waive fees, or both, whenever, in any fiscal year, the total cost to a fund of normal operating expenses chargeable to the fund, including the investment advisory fee but excluding brokerage commissions, interest, taxes and 12b-1 fees, certain extraordinary expenses exceeds a certain percentage of the fund's average daily net assets.

PREMIER EQUITY FUND, PREMIER DIVERSIFIED EQUITY FUND AND PREMIER DIVERSIFIED EQUITY FUND

                        Investment Adviser Compensation (as
                          a percentage of a Fund's average                                                    Expense Cap (as a
                                 daily net assets)                                                        percentage of total fund
        Fund                        Minimum Fee                              Maximum Fee                     operating expense)
        ----            -----------------------------------   -----------------------------------------   ------------------------
 Premier Equity Fund                   0.50%                   0.85% for the first $1 billion of assets             1.15%*
                                                                  in the Fund; 0.82% of the next $1
                                                              billion; and 0.80% of assets in excess of
                                                                             $2 billion.

 Premier Diversified                   0.50%                   0.75% for the first $1 billion of assets             1.15%*
     Equity Fund                                                  in the Fund; 0.72% of the next $1
                                                              billion; and 0.70% of assets in excess of
                                                                              $2 billion

Premier Balanced Fund                  0.50%                   0.75% for the first $1 billion of assets             1.10%*
                                                                  in the Fund; 0.72% of the next $1
                                                              billion; and 0.70% of assets in excess of
                                                                             $2 billion.

* To the extent that payment of the Minimum Fee, when added to a Fund's other annualized operating expenses, would exceed the Expense Cap in any month, the Investment Adviser and/or its affiliates will remit to the Fund an amount that is sufficient to pay the excess amount and maintain the Expense Cap.

PREMIER HIGH YIELD BOND, PREMIER CASH RESERVE, PREMIER INSTITUTIONAL SMALL CAP VALUE, PREMIER INSTITUTIONAL DIVERSIFIED EQUITY, PREMIER INSTITUTIONAL BOND, PREMIER INSTITUTIONAL EQUITY FUND

For its services to the Premier High Yield Bond, Premier Cash Reserve, Premier Institutional Small Cap Value, Premier Institutional Diversified Equity, Premier Institutional Bond, Premier Institutional Equity Fund, the Investment Adviser is entitled to receive Advisory Fees based on an annual percentage of the Funds' average daily net assets. Fees are accrued daily and paid monthly. The Advisory Fees, payable under the investment advisory agreement, are shown below.

                                                                                    EXPENSE CAP (as a
                                                     AS A % OF AVERAGE             percentage of total
                       FUND                          DAILY NET ASSETS            fund operating expense)
                       ----                          -----------------           -----------------------
   Premier High Yield Bond Fund (Investor Class)           0.53%                          0.90%
Premier High Yield Bond Fund (Institutional Class)         0.53%                          0.65%
             Premier Cash Reserve Fund                     0.33%                          0.25%
    Premier Institutional Small Cap Value Fund             0.83%                          0.85%
   Premier Institutional Diversified Equity Fund           0.73%                          0.75%
          Premier Institutional Bond Fund                  0.43%                          0.45%
         Premier Institutional Equity Fund                 0.73%                          0.75%

ADMINISTRATOR

The Funds' Administrator is Transamerica Fund Services, Inc. ("TFS") ("Administrator"), 570 Carillon Parkway, St. Petersburg, FL 33716. TFS is an affiliate of the Investment Adviser and the Funds' principal underwriter. The Administrator will: (1) provide the Funds with administrative and clerical services, including the maintenance of the Funds' books and records; (2) arrange periodic updating of the Funds' prospectus and any supplements; (3) provide proxy materials and reports to Fund shareholders and the SEC; and (4) provide the Funds with adequate office space and all necessary office equipment and services. The Administrator also provides services for the registration of Fund shares with those states and other jurisdictions where its shares are offered or sold. The Administrator has contracted with Investors Bank & Trust Company to perform certain administrative functions.

Each Fund pays all of its expenses not assumed by the Investment
Adviser/Administrator. This includes transfer agent and custodian fees and expenses, legal and auditing fees, printing costs of reports to shareholders, registration fees and expenses, 12(b)-1 fees, and fees and expenses of directors unaffiliated with Transamerica Corporation.

The Investment Adviser/Administrator may from time to time reimburse the Funds for some or all of their operating expenses. Such reimbursements will increase a Fund's return. This is intended to make the Funds more competitive. This practice may be terminated at any time.

The Funds paid the following administrative expenses for the last three fiscal years:

                                                  2006      2005    2004
                                                -------   -------   ----
Premier Focus Fund                              $31,789   $13,204    N/A
Premier Equity Fund                             $49,519   $33,045    N/A
Premier Growth Opportunities                    $34,414   $17,843    N/A
Premier Diversified Equity Fund                 $34,838   $16,245    N/A
Premier Balanced Fund                           $42,016   $38,397    N/A
Premier High Yield Bond Fund                    $31,886   $17,558    N/A
Premier Cash Reserve Fund                       $28,302   $ 5,183    N/A
Premier Institutional Small Cap Value Fund      $26,400   $    97    N/A
Premier Institutional Diversified Equity Fund   $26,397   $    94    N/A
Premier Institutional Bond Fund                 $26,420   $   113    N/A
Premier Institutional Equity Fund               $28,565   $ 7,032    N/A

CUSTODIAN AND TRANSFER AGENT

Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, 16th Floor, Boston, Massachusetts 02116, serves as custodian to the Funds. Under its custodian contract with the Company, IBT is authorized to appoint one or more banking institutions as sub-custodians of assets owned by each Fund. For its custody services, IBT receives monthly fees charged to the Funds based upon the month-end, aggregate net asset value of the Funds, plus certain charges for securities transactions. The assets of the Company are held under bank custodianship in accordance with the 1940 Act.

Under a Transfer Agency Agreement, TFS serves as the Funds' transfer agent. The transfer agent is responsible for: a) opening and maintaining your account; b) reporting information to you about your account; c) paying you dividends and capital gains; and d) handling your requests for exchanges, transfers and redemptions. For these services TFS is paid $19.60 per year per open direct account; $8.00 per year per open NSCC account; $1.50 per year per closed account; an annual distributor fee of $25,000, and applicable out-of-pocket expenses, including the cost of sub-transfer agent expenses.

DISTRIBUTOR

Transamerica Capital, Inc. ("TCI"), 4600 Syracuse Street, Suite 1100, Denver, Colorado 80237, serves as the principal underwriter of shares of the Funds, which are continuously distributed. TCI is a wholly owned subsidiary of AUSA Holding Company, which is a wholly owned subsidiary of AEGON USA, Inc. TCI is registered with the SEC as a broker-dealer, and is a member of the NASD TCI may also enter into arrangements whereby Fund shares may be sold by other broker/dealers, which may or may not be affiliated with TCI. TCI is an affiliate of the Investment Adviser and TFS.

DISTRIBUTION OF SHARES OF THE FUNDS

The Rule 12(b)-1 distribution and service plan and related distribution and service contracts require the Investor Class of each applicable Fund to pay distribution and service fees to TCI as compensation for its activities, not as reimbursement for specific expenses. If TCI's expenses are more than its fees for any Fund, the Fund will not have to pay more than those fees. If TCI's expenses are less than the fees, it will keep the excess. The Company will pay the distribution and service fees to TCI until the 12b-1 distribution and service plan is terminated or not renewed. In that event, TCI's expenses over and above any fees through the termination date will be TCI's sole responsibility and not the obligation of the Company or any of the Funds. The Board will review the distribution and service plan, contracts and TCI's expenses periodically.

Under the Rule 12b-1 distribution and service plan applicable to Investor Class, the Funds may pay to TCI or others such amounts, up to the limit of the plan fee, as the Funds deem appropriate on any activities, services or expenses that may include, without limitation: compensation to employees of TCI and others who engage in or support the provision of services to investors and/or distribution of Investor Class Shares, including salary, commissions, telephone, travel and related overhead expenses; compensation to and expenses, including overhead and telephone expenses, of TCI and others who engage in or support shareholders and/or the distribution of shares; the costs of printing and distributing prospectuses, statements of additional information and annual and interim reports of the Funds for prospective shareholders; the costs of preparing, printing and distributing sales literature and advertising materials; expenses relating to the formulation and implementation of marketing strategies and promotional activities such as direct mail promotions and television, radio, newspaper, magazine, and other mass media advertising; the costs of building and maintaining a database of prospective shareholders and of obtaining such information, analyses and reports with respect to shareholder support, marketing and promotional activities as the Funds may, from time to time, deem advisable; activities in connection with the provision by TCI or another entity of personal services within the meaning of the definition of "service fee" for purposes of Rule 2830(b) of the Conduct Rules of the NASD, Inc.; the provision of personal and continuing services to beneficial owners of shares; receiving, aggregating and processing purchase, exchange and redemption orders of shareholders; providing and maintaining retirement plan records; communicating periodically with shareholders concerning administrative issues relating to their accounts, and answering questions and handling correspondence from shareholders about their accounts; maintaining account records and providing beneficial owners with account statements; processing dividend payments for shares held beneficially; providing sub-accounting services for shares held beneficially; issuing shareholder reports and transaction confirmations; forwarding shareholder communications to beneficial owners of shares; receiving, tabulating and transmitting proxies executed by beneficial owners of shares; performing daily investment ("sweep") functions for shareholders; providing investment advisory services to the extent authorized by applicable law; general account administration activities; incurring expenses of training sales personnel; organizing and conducting sales seminars and meetings; paying fees to one or more persons in respect of the average daily value of Investor Class shares beneficially owned by investors for whom the payee is the dealer of record or holder of record, or beneficially owned by shareholders with whom the payee has a servicing relationship; and incurring costs and expenses in implementing and operating the plan, including capital or other expenses of associated equipment, rent, salaries, bonuses, interest, and other overhead or financing charges; and such other similar activities and services as determined by the Board from time to time.

Prior to May 1, 2007, AFSG Securities Corporation ("AFSG") served as principal underwriter of shares of the Fund. During 2006, AFSG received $3,147,210 in 12(b)-1 fees, of which approximately $88,429 was spent on prospectus distribution, approximately $405,223 was spent on advertising and sales promotion, and approximately $2,566,569 was paid as compensation to broker-dealers for distribution and services.

Total distribution expenses incurred by AFSG for the costs of promotion and distribution for the funds for the fiscal year ended December 31, 2006 were as follows:

TRANSAMERICA PREMIER FOCUS FUND - INVESTOR CLASS SHARES

Commissions paid to broker-dealers    $131,135

SALES & MARKETING(1)

Advertising/Brand Building                 234
Marketing Acquisition                    2,502
Shareholder Marketing & Regulatory         208
Wholesaling Compensation                 4,748
Overhead                                 5,351
TOTAL SALES & MARKETING               $ 13,043
TOTAL EXPENSES                        $144,178

TRANSAMERICA PREMIER EQUITY FUND - INVESTOR CLASS SHARES

Commissions paid to broker-dealers    $  994,903

SALES & MARKETING(1)

Advertising/Brand Building                 3,678
Marketing Acquisition                     43,058
Shareholder Marketing & Regulatory         2,448
Wholesaling Compensation                 108,315
Overhead                                  88,013
TOTAL SALES & MARKETING               $  245,512
TOTAL EXPENSES                        $1,240,416

TRANSAMERICA PREMIER GROWTH OPPORTUNITIES FUND - INVESTOR CLASS SHARES

Commissions paid to broker-dealers    $258,969

SALES & MARKETING(1)

Advertising/Brand Building                 445
Marketing Acquisition                    4,908
Shareholder Marketing & Regulatory         420
Wholesaling Compensation                 8,325
Overhead                                10,743
TOTAL SALES & MARKETING               $ 24,841
TOTAL EXPENSES                        $283,810

TRANSAMERICA PREMIER DIVERSIFIED EQUITY FUND - INVESTOR CLASS SHARES

Commissions paid to broker-dealers    $440,740

SALES & MARKETING(1)

Advertising/Brand Building                 867
Marketing Acquisition                    9,587
Shareholder Marketing & Regulatory         638
Wholesaling Compensation                23,014
Overhead                                19,815
TOTAL SALES & MARKETING               $ 53,921
TOTAL EXPENSES                        $494,660

TRANSAMERICA PREMIER BALANCED FUND - INVESTOR CLASS SHARES

Commissions paid to broker-dealers    $715,295

SALES & MARKETING(1)

Advertising/Brand Building               1,128
Marketing Acquisition                   14,637
Shareholder Marketing & Regulatory         836
Wholesaling Compensation                31,284
Overhead                                31,147
TOTAL SALES & MARKETING               $ 79,032
TOTAL EXPENSES                        $794,327

TRANSAMERICA PREMIER HIGH YIELD BOND FUND - INVESTOR CLASS SHARES

Commissions paid to broker-dealers    $26,469

SALES & MARKETING(1)

Advertising/Brand Building                133
Marketing Acquisition                   1,648
Shareholder Marketing & Regulatory         88
Wholesaling Compensation                4,139
Overhead                                3,450
TOTAL SALES & MARKETING                 9,458
TOTAL EXPENSES                        $35,927

TRANSAMERICA PREMIER HIGH YIELD BOND FUND - INSTITUTIONAL CLASS SHARES

Commissions paid to broker-dealers         --

Advertising/Brand Building            $   215
Marketing Acquisition                 $ 2,527
Shareholder Marketing & Regulatory    $   153
Wholesaling Compensation              $ 5,954
Overhead                              $ 5,252
Total Advertising & Sales Promotion   $11,574

TRANSAMERICA PREMIER CASH RESERVE FUND

Commissions paid to broker-dealers    $  (943)

SALES & MARKETING(1)

Advertising/Brand Building                528
Marketing Acquisition                   6,972
Shareholder Marketing & Regulatory        327
Wholesaling Compensation               17,361
Overhead                               14,524
TOTAL SALES & MARKETING               $39,713
TOTAL EXPENSES                        $38,770

TRANSAMERICA PREMIER INSTITUTIONAL SMALL CAP VALUE FUND

Commissions paid to broker-dealers     --

Advertising/Brand Building            $ 1
Marketing Acquisition                 $13
Shareholder Marketing & Regulatory    $ 1
Wholesaling Compensation              $32
Overhead                              $27
Total Advertising & Sales Promotion   $61

TRANSAMERICA PREMIER INSTITUTIONAL DIVERSIFIED EQUITY FUND

Commissions paid to broker-dealers     --

Advertising/Brand Building            $ 1
Marketing Acquisition                 $12
Shareholder Marketing & Regulatory    $ 1
Wholesaling Compensation              $27
Overhead                              $24
Total Advertising & Sales Promotion   $53

TRANSAMERICA PREMIER INSTITUTIONAL BOND FUND

Commissions paid to broker-dealers     --

Advertising/Brand Building            $ 2
Marketing Acquisition                 $21
Shareholder Marketing & Regulatory    $ 1
Wholesaling Compensation              $47
Overhead                              $43
Total Advertising & Sales Promotion   $94

(1) Sales and Marketing expenses are incurred by Transamerica Investment Management LLC.

TRANSAMERICA PREMIER INSTITUTIONAL EQUITY FUND

Commissions paid to broker-dealers         --

Advertising/Brand Building            $   210
Marketing Acquisition                 $ 2,544
Shareholder Marketing & Regulatory    $   159
Wholesaling Compensation              $ 5,497
Overhead                              $ 5,369
Total Advertising & Sales Promotion   $11,235

From time to time, and for one or more Funds, the Distributor may waive any or all of these fees at its discretion.

PORTFOLIO MANAGER INFORMATION

Information regarding other accounts managed by each Fund's portfolio manager(s), the methods by which each Fund's portfolio manager(s) are compensated, the range of securities owned by each portfolio manager and a description of the conflicts of interest policy applicable to each Fund portfolio manager are provided in Appendix D of this SAI.

PROXY VOTING

The Board of Directors has adopted proxy voting procedures pursuant to which the Company delegates to the Investment Adviser the authority and responsibility for voting proxies with respect to each Fund's underlying securities holdings. A summary of the Investment Adviser's proxy voting policies and procedures is provided in Appendix C of this SAI.

The Funds are required to file Form N-PX with their complete proxy voting records for the 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) from the Funds, upon request by calling 1-800-892-7587; and (2) on the SEC's website at www.sec.gov.

PURCHASE AND REDEMPTION OF SHARES

Detailed information on how to purchase and redeem shares of a Fund is included in the prospectuses.

IRA ACCOUNTS

You can establish an Individual Retirement Account ("IRA"), either Traditional or Roth IRA. Contributions to an IRA may be deductible from your taxable income or earnings may be tax-free, depending on your personal tax situation and the type of IRA. Please call 1-800-89-ASK-US (1-800-892-7587) for your IRA application kit, or for additional information. The kit has information on who qualifies for which type of IRA.

If you are receiving a distribution from your pension plan, or you would like to transfer your IRA account from another financial institution, you can continue to get tax-deferred growth by transferring these proceeds to a Transamerica Premier Fund IRA. If you want to rollover distributions from your pension plan to an IRA in one or more of the Funds, the money must be paid directly by your pension plan administrator to Transamerica Premier Funds to avoid a 20% federal withholding tax.

Retirement accounts are subject to a custodial fee of $15 per fund/annually, with a maximum fee of $30 per Social Security Number. The fee is generally waived if the value of the total of the retirement account(s), by Social Security Number, is more than $50,000.

UNIFORM GIFTS TO MINORS

A Uniform Gifts/Transfers to Minors Act ("UGMA/UTMA") account allows an adult to put assets in the name of a minor child. The adult maintains control over these assets until the child reaches the age of majority, which is generally 18 or 21. State laws dictate which type of account can be used and the age of majority. An adult must be appointed as custodian for the account and will be legally responsible for administering the account, but the child's Social Security number must be used. Generally, the person selected as custodian is one of the parents or grandparents, but may be some other adult relative or friend. By shifting assets to a custodial account, you may benefit if the child's tax rate is lower.

INVESTOR SHARE REDEMPTIONS IN EXCESS OF $250,000

If you request a redemption of up to $250,000, the amount will be paid in cash. If you redeem more than $250,000 from any one account in any one Fund in a 90-day period, we reserve the right to pay you in securities in lieu of cash.

The securities delivered will be selected at the sole discretion of the Fund. They will be readily marketable with an active and substantial secondary market given the type of companies involved and the characteristics of the markets in which they trade, but will not necessarily be representative of the entire Fund. They may be securities that the Fund regards as least desirable. You may incur brokerage costs in converting the securities to cash.

The method of valuing securities used to make the redemptions will be the same as the method of valuing securities described under "Determination of Net Asset Value" later in this document. Such valuation will be made as of the same time the redemption price is determined.

This right is designed to give the Funds the option to lessen the adverse effect of large redemptions on the Fund and its non-redeeming shareholders. For example, assume that a shareholder redeems $1 million on a given day and that the Fund pays him $250,000 in cash and is required to sell securities for $750,000 to raise the remainder of the cash to pay him. The securities valued at $750,000 on the day of the redemption may bring a lower price when sold thereafter, so that more securities may be sold to realize $750,000. In that case, the redeeming shareholder's proceeds would be fixed at $750,000 and the market risk would be imposed on the Fund and its remaining shareholders, who would suffer the loss. By delivering securities instead of cash, the market risk is imposed on the redeeming shareholder. The redeeming shareholder (not the Fund) bears the brokerage cost of selling the securities.

EXCHANGE PRIVILEGE

Except as otherwise set forth in the prospectuses or in this section, by calling Transamerica Premier Funds, investors may exchange shares between accounts with identical registrations. During periods of unusual market changes and shareholder activity, shareholders may experience delays in contacting Transamerica Premier Funds by telephone to exercise exchanges.

Transamerica Premier Funds makes exchanges promptly after receiving instructions in good order. If the shareholder is a corporation, partnership, agent, or surviving joint owner, additional documentation of a customary nature will be required. Because an exchange of shares involves the redemption of fund shares and reinvestment of the proceeds in shares of another Fund, completion of an exchange may be delayed under unusual circumstances if the Fund were to suspend redemptions or postpone payment for the Fund shares being exchanged, in accordance with federal securities laws. All Transamerica Premier Fund's prospectuses are available from Transamerica Premier Funds or investment dealers having sales contracts with Transamerica Capital, Inc. The prospectus of each Fund describes its investment objective(s) and policies, and shareholders should obtain a Prospectus and consider these objectives and policies carefully before requesting an exchange. The Funds reserve the right to change or suspend the exchange privilege at any time. Shareholders would be notified of any change or suspension. Additional information is available from Transamerica Premier Funds.

ARRANGEMENT WITH FIDELITY MANAGEMENT TRUST COMPANY

The Fund has entered into an arrangement ("Arrangement") with Fidelity Management Trust Company ("FMTC") pursuant to which the minimum initial and minimum subsequent investment requirements, as well as assessment of redemption fees, will be waived (to the extent applicable) with respect to transactions in an account in the Transamerica Premier Equity Fund maintained by FMTC on behalf of the Mohawk Industries 401(k) retirement plan. Net purchase and/or redemption orders forwarded on behalf of plan participants by FMTC with respect to the account pursuant to the Arrangement will not be considered to be market timing or disruptive trading for purposes of the Fund's compliance policies, and FMTC's market timing and disruptive trading policies (and not those of the Fund) will apply to transactions by plan participants. All purchase and redemption transactions must comply with FMTC's market timing and disruptive trading policies. The Arrangement does not permit FMTC or any plan participant to engage in frequent purchase or redemption transactions; rather, it is an exemption from the Fund's market timing and disruptive trading policies solely to the extent that such policies could be deemed to apply to routine transactions in the account maintained by FMTC or to the extent FMTC's market timing and disruptive trading policies are applied instead of the Fund's policies. Neither the Fund, the investment adviser, nor any other party to the Arrangement will receive any compensation or consideration with respect to the Arrangement.

GENERAL

For information about how to purchase shares of a Fund at net asset value through an employer's defined contribution plan, please consult your employer. See "Distribution of Shares" in the prospectuses.

The Funds continuously offer their shares. The Funds receive the entire net asset value of shares sold. The Funds will accept unconditional orders for shares to be executed at the public offering price based on the net asset value per share next determined after the order is placed. No sales charge is included in the public offering price of shares. In the case of orders for purchase of shares placed through dealers, the public offering price will be based on the net asset value determined on the day the order is placed, but only if the dealer receives the order before the close of regular trading on the New York Stock Exchange ("NYSE"). If the dealer receives the order after the close of the NYSE, the price will be based on the net asset value next determined. If funds for the purchase of shares are sent directly to Transamerica Premier Funds, they will be invested at the public offering price based on the net asset value next determined after receipt. Payment for shares of the Funds must be in U.S. dollars; if made by check, the check must be drawn on a U.S. bank.

Initial and subsequent purchases must satisfy the minimums stated in the prospectuses, except that (i) individual investments under certain employee benefit plans or tax qualified retirement plans may be lower.

The right of redemption of shares of a Fund may be suspended or the date of payment postponed (1) for any periods during which the NYSE is closed (other than for customary weekend and holiday closings), (2) when trading in the markets the Fund normally utilizes is restricted, or an emergency, as defined by the rules and regulations of the SEC, exists, making disposal of a Fund's investments or determination of its net asset value not reasonably practicable, or (3) for such other periods as the SEC by order may permit for the protection of the Fund's shareholders. A shareholder who pays for Fund shares by personal check will receive the proceeds of a redemption of those shares when the purchase check has been collected, which may take up to 15 calendar days. Shareholders who anticipate the need for more immediate access to their investment should purchase shares with federal funds or bank wire or by a certified or cashier's check.

BROKERAGE ALLOCATION

Subject to the direction of the Board, the Investment Adviser has responsibility for making a Fund's investment decisions, for effecting the execution of trades for a Fund and for negotiating any brokerage commissions thereon. It is the Investment Adviser's policy to obtain the best price and execution available, giving attention to net price (including commissions where applicable), execution capability (including the adequacy of a firm's capital position), and other services related to execution; the relative priority given to these factors will depend on all of the circumstances regarding a specific trade.

The Investment Adviser receives a variety of brokerage and research services from brokerage firms in return for the execution by such brokerage firms of trades on behalf of the Funds. These brokerage and research services include, but are not limited to, quantitative and qualitative research information and purchase and sale recommendations regarding securities and industries, analyses and reports covering a broad range of economic factors and trends, statistical data relating to the strategy and performance of the Funds and other investment companies, services related to the execution of trades in a Fund's securities and advice as to the valuation of securities. The research services provided by brokers through which the Funds effect securities transactions can be used by the Investment Adviser in servicing all of its accounts and not all of these services may be used by the Adviser in connection with the Funds. The Investment Adviser considers the quantity and quality of such brokerage and research services provided by a brokerage firm along with the nature and difficulty of the specific transaction in negotiating commissions for trades in a Fund's securities and may pay higher commission rates than the lowest available when it is reasonable to do so in light of the value of the brokerage and research services received generally or in connection with a particular transaction.

Consistent with federal legislation, the Investment Adviser may obtain such brokerage and research services regardless of whether they are paid for (1) by means of commissions, or (2) by means of separate, non-commission payments. The Investment Adviser's judgment as to whether and how it will obtain the specific brokerage and research services will be based upon its analysis of the quality of such services and the cost (depending upon the various methods of payment which may be offered by brokerage firms) and will reflect the Investment Adviser's opinion as to which services and which means of payment are in the long-term best interests of the Funds. The Investment Adviser will not effect any brokerage transactions in the Funds' securities with any affiliate of the Company, the Investment Adviser, or the Administrator except in accordance with applicable SEC rules.

Subject to the foregoing, in certain circumstances, in selecting brokerage firms to effect the execution of trades for a Fund, the Investment Adviser may also consider the ability for a broker/dealer to provide client referrals and to provide rebates of commissions by a broker to a Fund, or other account managed by the Investment Adviser, or to a third party service provider of a Fund, or other account managed by the Investment Adviser or to pay a Fund or other account expense. In recognition of the value of the foregoing factors, and in the possible research or other services provided, the Investment Adviser may place Fund transactions with a broker or dealer with whom it has negotiated commission that is in excess of commission another broker/dealer would have charged for effecting that transaction if the Investment Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research and/or other service provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of the Investment Adviser.

Certain executive officers of the Investment Adviser also have supervisory responsibility with respect to the securities of the Investment Adviser's own accounts. In placing orders for the purchase and sale of debt securities for a Fund, the Investment Adviser will normally use its own facilities. A Fund and another fund or another advisory client of the Investment Adviser, or the Investment Adviser itself, may desire to buy or sell the same publicly traded security at or about the same time. In such a case, the purchases or sales will normally be allocated as nearly as practicable on a pro rata basis in proportion to the amounts to be purchased or sold by each. In determining the amounts to be purchased and sold, the main factors to be considered are the respective investment objectives of a Fund and the other funds, the relative size of holdings of the same or comparable securities, availability of cash for investment by a Fund and the other funds, and the size of their respective investment commitments.

Over the last three fiscal years, the Funds have paid the following brokerage commissions:

TRANSAMERICA PREMIER FUNDS                        2006        2005        2004
--------------------------                      --------   ----------   --------
Premier Focus Fund                              $109,149   $  208,992   $231,538
Premier Equity Fund                             $350,055   $  242,630   $118,549
Premier Growth Opportunities Fund               $214,206   $  232,775   $192,971
Premier Diversified Equity Fund                 $137,739   $  138,540   $ 84,302
Premier Balanced Fund                           $ 85,539   $  123,304   $120,194
Premier High Yield Bond Fund                    $    200   $      182         --
Premier Cash Reserve Fund                             --           --         --
Premier Institutional Small Cap Value Fund      $  1,286   $    1,900         --
Premier Institutional Diversified Equity Fund   $    377   $    1,025         --
Premier Institutional Bond Fund                       --           --         --
Premier Institutional Equity Fund               $ 32,457   $  138,562   $ 55,362
                                                --------   ----------   --------
Total                                           $931,008   $1,087,910   $802,916
                                                ========   ==========   ========

As of December 31, 2006, Premier Diversified Equity Fund and Premier Institutional Diversified Equity Fund held common stock in JP Morgan Chase & Co. with a value of $2,898,000 and $10,000 respectively. Premier Balanced Fund and Premier Institutional Bond Fund held mortgage-backed securities of Bear Stearns with a value of $1,966,000 and $25,000, respectively. Premier Cash Reserve Fund held commercial paper of UBS AG with a value of $3,491,000.

Premier Institutional Bond Fund held corporate debt of JP Morgan Chase & Co. with a value of $11,000. In 2006, JP Morgan Chase & Co., Bear Stearns and UBS AG were among the Funds' regular brokers or dealers as defined in Rule 10b-1 under the Investment Company Act of 1940.

DETERMINATION OF NET ASSET VALUE

Pricing of Shares

The price at which shares are purchased or redeemed is the Net Asset Value ("NAV") that is next calculated following receipt and acceptance of a purchase order in good order or receipt of a redemption order in good order by the Fund or an authorized intermediary.

When Share Price is Determined

The NAV of all Funds is determined on each day the New York Stock Exchange ("NYSE") is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a Fund does not price its shares (therefore, the NAV of a Fund holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the Funds).

Purchase orders received in good order and accepted and redemption orders received in good order before the close of business on the NYSE, usually 4:00 p.m. Eastern time, receive the share price determined at the close of the NYSE that day (less applicable charges and/or redemption fees). Purchase and redemption requests received after the NYSE is closed receive the NAV at the close of the NYSE the next day the NYSE is open. Purchase and redemption requests by telephone are deemed received when the telephone call is received.

How NAV is Determined

The NAV per share of each Fund is calculated by taking the value of the Fund's assets, subtracting the Fund's liabilities, and dividing by the number of shares of the Fund that are then outstanding.

In general, securities and other investments are valued at market value when market quotations are readily available. Fund securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price ("NOCP"). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services.

When market quotations are not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), securities and other assets are valued at fair value. In that case, a valuation committee appointed by the Funds' Board of Directors may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board of Directors. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities where a significant event occurs after the close of the foreign market on which such security principally trades, but before the close of the NYSE, that is likely to have changed the value of such security; the closing value is deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.

Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The valuation committee makes such determinations in good faith in accordance with the Funds' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that the Funds could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Funds determine its NAV.

All of the assets of Transamerica Premier Cash Reserve Fund are valued on the basis of amortized cost in an effort to maintain a constant net asset value of $1.00 per share. The Board has determined that to be in the best interests of Transamerica Premier Cash Reserve Fund and its shareholders. Under the amortized cost method of valuation, securities are valued at cost on the date of their acquisition, and thereafter a constant accretion of any discount or amortization of any premium to maturity is assumed, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods in which value as determined by amortized cost is higher or lower than the price the Fund would receive if it sold the security. During such periods, the quoted yield to investors may differ somewhat from that obtained by a similar fund which uses available market quotations to value all of its securities. The Board has established procedures reasonably designed, taking into account current market conditions and Transamerica Premier Cash Reserve Fund's investment objective, to stabilize the net asset value per share for purposes of sales and redemptions at $1.00. These procedures include review by the Board, at such intervals as it deems appropriate, to determine the extent, if any, to which the net asset value per share calculated by using available market quotations deviates from $1.00 per share. In the event such deviation should exceed one half of one percent, the Board will promptly consider initiating corrective action. If the Board believes that the extent of any deviation from a $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce these consequences to the extent reasonably practicable. Such steps may include: (1) selling securities prior to maturity; (2) shortening the average maturity of the fund; (3) withholding or reducing dividends; or (4) utilizing a net asset value per share determined from available market quotations. Even if these steps were taken, Transamerica Premier Cash Reserve Fund's net asset value might still decline.

PERFORMANCE INFORMATION

The performance information which may be published for the Funds is historical. It is not intended to represent or guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost.

Transamerica Premier Equity, Transamerica Premier Balanced, Transamerica Premier Bond, and Transamerica Premier Cash Reserve Funds have the same investment adviser and the investment goals and policies, and their strategies are substantially similar in all material respects as the separate accounts which preceded such Funds and were operated in the same manner as such Funds. Transamerica High Yield Bond separate account transferred (converted) all of its assets to Transamerica Premier High Yield Bond Fund in exchange for shares in the Fund. The separate accounts were not registered with the SEC, nor were they subject to Subchapter M of the Internal Revenue Code of 1986, as amended (Code). Therefore, they were not subject to the investment limitations, diversification requirements, and other restrictions that apply to the Funds. If the separate accounts had been subject to Subchapter M of the Code or regulated as investment companies under the securities laws, their performance may have been adversely affected at times. The separate account performance figures are not the Funds' own performance and should not be considered a substitute for the Funds' own performance. Separate account performance should not be considered indicative of any past or future performance of the Funds.

AVERAGE ANNUAL TOTAL RETURN FOR NON-MONEY MARKET FUNDS

The Company may publish total return performance information about the Funds. Fund performance usually will be shown either as cumulative total return or average periodic total return compared with other mutual funds by public ranking services, such as Lipper, Inc. Cumulative total return is the actual performance over a stated period of time. Average annual total return is the hypothetical return, compounded annually, that would have produced the same cumulative return if the Fund's performance had been constant over the entire period. Each Fund's total return shows its overall dollar or percentage change in value. This includes changes in the share price and reinvestment of dividends and capital gains.

A Fund can also separate its cumulative and average annual total returns into income results and capital gains or losses. Each Fund can quote its total returns on a before-tax or after-tax basis.

Quotations of average annual total return for any Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over a period of one, five and ten years (or, if less, up to the life of the Fund), calculated pursuant to the formula:

                               P(1 + T) (n) = ERV

   Where:

   P   = a hypothetical initial payment of $1,000

   T   = an average annual total return

   n   = the number years

   ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year period at the end of the 1, 5, 10 year period (or fractional portion thereof)

CUMULATIVE TOTAL RETURNS

From time to time, a Fund may disclose cumulative total returns in conjunction with the standard format described above. The cumulative total returns will be calculated using the following formula:

                                CTR = (ERV/P) - 1
   Where:

   CTR = The cumulative total return net of Fund recurring charges for the period.

   ERV = The ending redeemable value of the hypothetical investment at the end of the period.

   P   = A hypothetical single payment of $1,000.

MONEY MARKET FUND YIELDS

From time to time, Transamerica Premier Cash Reserve Fund advertises its yield and effective yield. Both yield figures are based on historical earnings and are not intended to indicate future performance. The yield of the Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement). This income is then annualized. That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

Current yield for Transamerica Premier Cash Reserve Fund will be computed by determining the net change, exclusive of capital changes at the beginning of a seven-day period in the value of a hypothetical investment, subtracting any deductions from shareholder accounts, and dividing the difference by the value of the hypothetical investment at the beginning of the base period to obtain the base period return. This base period return is then multiplied by (365/7) with the resulting yield figure carried to at least the nearest hundredth of one percent.

Calculation of effective yield begins with the same base period return used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

            Effective Yield = [(Base Period Return + 1) (365/7)] - 1

30-DAY YIELD FOR NON-MONEY MARKET FUNDS

Although 30-day yields are not used in advertising, they are available upon request. Quotations will be based on all investment income per share earned during a particular 30-day period, less expenses accrued during the period (net investment income), and will be computed by dividing net investment income by the value of a share on the last day of the period, according to the following formula:

                       Yield = 2[(([a-b]/cd) + 1) (6 - 1)]

   Where:

   a = dividends and interest earned during the period

   b = the expenses accrued for the period (net of reimbursements)

   c = the average daily number of shares outstanding during the period

   d = the maximum offering price per share on the last day of the period

TAXES

Each Fund has qualified, and expects to continue to qualify, for treatment as a regulated investment company ("RIC") under the IRS. In order to qualify for that treatment, a fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income ("Distribution Requirement") and must meet several additional requirements. With respect to each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, net income from certain qualified publicly traded partnerships, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of a fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities that, with respect to any one issuer, do not exceed 5% of the value of the fund's total assets and that do not represent more than 10% of the outstanding voting securities of the issuer; and (3) at the close of each quarter of a Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer or in two or more controller issuers or in qualified publicly traded partnerships.

If each Fund qualifies as a regulated investment company and distributes to its shareholders substantially all of its net income and net capital gains, then each Fund should have little or no income taxable to it under the Code. Shareholders of a regulated investment company generally are required to include these distributions as ordinary income, to the extent the distributions are attributable as the RICs investment income, net short-term capital gain, and certain net realized foreign exchange gains, or as capital gains, to the extent of the RICs net capital gain (i.e., net long-term capital gains over net short-term capital losses). If a Fund fails to qualify as a regulated investment company, the Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to its shareholders will constitute ordinary dividend income to the extent of the Fund's available earnings and profits.

A fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gains net income for the one-year period ending on October 31 of that year, plus certain other amounts. Each Fund intends to distribute annually a sufficient amount of any taxable income and capital gains so as to avoid liability for this excise tax.

Recently enacted tax legislation generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and from certain qualifying dividends on corporate stock. These rate reductions do not apply to corporate taxpayers. The following are guidelines for how certain distributions by the Funds are generally taxed to individual taxpayers:

- Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.

- Note that distributions of earnings from dividends paid by certain "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends.

- A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

- Distributions of earnings from non-qualifying dividends interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

Upon the sale or other disposition of fund shares, or upon receipt of a distribution in complete liquidation of a fund, a shareholder usually will realize a capital gain or loss. This loss may be long-term or short-term, generally depending upon the shareholder's holding period for the shares. For tax purposes, a loss will be disallowed on the sale or exchange of shares if the disposed of shares are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days. The 61 day time window begins 30 days before and ends 30 days after the date of the sale or exchange of such shares. Should a disposition fall within this 61 day window, the basis of the acquired shares will be adjusted to reflect the disallowed loss. Any loss realized by the shareholder on its disposition of fund shares held by the shareholder for six months or less, will be treated as a long term capital loss, to the extent of any distributions of net capital gains deemed received by the shareholder, with respect to such shares.

Dividends and interest received by a fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. However, tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes. In addition, many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors and most U.S. Tax conventions preclude the imposition of such taxes.


Each Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive; or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of that stock (collectively, "PFIC income"), plus interest thereon, even if the fund distributes the PFIC income as a taxable dividend to its shareholders. If such a tax is imposed on a fund, the balance of the PFIC income will be included in the fund's investment company taxable income and, accordingly, will not be taxable to the fund to the extent that the income is distributed to its shareholders. If a fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, the fund will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain (the excess of net long-term capital gains over net short-term capital losses). This income inclusion is required even if the PFIC does not distribute such income and gains to the fund, and the amounts so included would be subject to the Distribution Requirement described above. In many instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof. Distributions from a PFIC are not eligible for the reduced rate of tax on "qualifying dividends."

In addition, another election may be available that would involve marking to market a fund's PFIC stock at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized as of such date although any such gains will be ordinary income rather than capital gain. If this election were made, tax at the fund level under the excess distribution rules would be eliminated, but a fund could incur nondeductible interest charges. A fund's intention to qualify annually as a regulated investment company may limit a fund's ability to make an election with respect to PFIC stock.

OPTIONS, FUTURES AND FORWARD CONTRACTS AND SWAP AGREEMENTS. -- Certain options, futures contracts, and forward contracts in which a fund may invest may be "Section 1256 contracts." Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses arising from certain Section 1256 contracts may be treated as ordinary income or loss. Also, Section 1256 contracts held by a fund at the end of each taxable year (and at certain other times as prescribed pursuant to the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized.

Generally, the hedging transactions undertaken by a fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a fund. In addition, losses realized by a fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, swap agreements and other financial contracts to a fund are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a fund which is taxed as ordinary income when distributed to shareholders.

A fund may make one or more of the elections available under the Code which are applicable to straddles. If a fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

Because only a few regulations regarding the treatment of swap agreements, and related caps, floors and collars, have been implemented, the tax consequences of such transactions are not entirely clear. The Funds intend to account for such transactions in a manner deemed by them to be appropriate, but the Internal Revenue Service might not necessarily accept such treatment. If it did not, the status of a Fund as a regulated investment company might be affected.

The requirements applicable to a fund's qualification as a regulated investment company may limit the extent to which a fund will be able to engage in transactions in options, futures contracts, forward contracts, swap agreements and other financial contracts.

Under the recently enacted tax law, certain hedging activities may cause a dividend that would otherwise be subject to the lower tax rate applicable to a "qualifying dividend," to instead be taxed as the rate of tax applicable to ordinary income.

MARKET DISCOUNT. -- If a fund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase amount is "market discount." If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by the fund in each taxable year in which the fund owns an interest in such debt security and receives a principal payment on it. In particular, the fund will be required to allocate that principal payment first to a portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by a fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the "accrued market discount."

ORIGINAL ISSUE DISCOUNT. -- Certain debt securities acquired by the funds may be treated as debt securities that were originally issued at a discount. Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income on account of such discount is actually received by a fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies.

Some debt securities may be purchased by the funds at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

CONSTRUCTIVE SALES. -- These rules may affect timing and character of gain if a fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If the fund enters into certain transactions in property while holding substantially identical property, the fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the fund's holding period and the application of various loss deferral provisions of the Code.

FOREIGN TAXATION. -- Income received by a fund from sources within a foreign country may be subject to withholding and other taxes imposed by that country. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes.

The payment of such taxes will reduce the amount of dividends and distributions paid to the fund's shareholders. So long as a fund qualifies as a regulated investment company, certain distribution requirements are satisfied, and more than 50% of such fund's assets at the close of the taxable year consist of securities of foreign corporations, the fund may elect, subject to limitation, to pass through its foreign tax credits to its shareholders.

Furthermore, the amount of the foreign tax credit that is available may be limited to the extent that dividends from a foreign corporation qualify for the lower tax rate on "qualifying dividends."

FOREIGN CURRENCY TRANSACTIONS. -- Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time that a fund actually collects such receivables or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a fund's investment company taxable income to be distributed to its shareholders as ordinary income.

The treatment of income dividends and capital gains distributions by a fund to shareholders under the various state income tax laws may not parallel that under the federal law. Qualification as a regulated investment company does not involve supervision of a fund's management or of its investment policies and practices by any governmental authority.

Shareholders are urged to consult their own tax advisors with specific reference to their own tax situations, including their state and local tax liabilities. Distributions to foreign shareholders are generally subject to U.S. withholding tax at a rate of 30% unless a lower treaty rate applies. Note that the 15% rate of tax applicable to certain dividends (discussed above) does not apply to dividends paid to foreign shareholders.

A fund may be required to withhold U.S. federal income tax at the rate of 28% of all amounts deemed to be distributed The 28% rate applies to shareholders receiving payments who:

a.   fail to provide the fund with their correct taxpayer identification number,

b.   fail to make required certifications or,

c. have been notified by the Internal Revenue Service that they are subject to backup withholding.

Backup withholding is not an additional tax. Any amounts withheld will be credited against a shareholder's U.S. federal income tax liability. Corporate shareholders and certain other shareholders are exempt from such backup withholding

OTHER INFORMATION

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, 725 South Figueroa Street, Los Angeles, California 90017, serves as independent registered public accounting firm for the Funds.

FINANCIAL STATEMENTS

The audited financial statements of the Funds for the fiscal year ended December 31, 2006, and the report of the Company's independent registered public accounting firm, which are included in the Annual Report of the Company, are incorporated herein by reference.

BOND RATINGS

Securities ratings are based largely on the issuer's historical financial condition and the rating agencies' investment analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate.

Although securities ratings are considered when making investment decisions, the Investment Adviser performs its own investment analysis and does not rely principally on the ratings assigned by the rating services. This analysis may include consideration of the issuer's experience and managerial strength, changing financial condition, borrowing requirements or debt maturity schedules, and its responsiveness to changes in business conditions and interest rates. Relative values based on anticipated cash flow, interest or dividend coverage, asset coverage and earnings prospects are also considered.

Because of the greater number of considerations involved in investing in lower-rated securities, the achievement of Transamerica Premier High Yield Bond Fund's objectives depends more on the analytical abilities of the investment team than is the case with Transamerica Premier Balanced Fund, which invests primarily in securities in the higher rating categories.

For more detailed information on bond ratings, including gradations within each category of quality, see Appendix A.

                                   APPENDIX A

DESCRIPTION OF CORPORATE BOND RATINGS

Moody's Investors Service, Inc. and Standard and Poor's Corporation are two prominent independent rating agencies that rate the quality of bonds. Following are expanded explanations of the ratings shown in the prospectuses.

MOODY'S INVESTORS SERVICE, INC.

AAA: Bonds with this rating are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or exceptionally stable margin and principal is secure.

AA: Bonds with this rating are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude.

A: Bonds with this rating possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA: Bonds with this rating are considered as medium grade obligations, i.e.; they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA: Bonds with this rating are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds with this rating generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA: Bonds with this rating are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA: Bonds with this rating represent obligations which are speculative to a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds with this rating are the lowest rated class of bonds. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Generally, investment-grade debt securities are those rated Baa3 or better by Moody's.

STANDARD & POOR'S CORPORATION

AAA: This rating is the highest rating assigned by Standard & Poor's and is indicative of a very strong capacity to pay interest and repay principal.

AA: This rating indicates a very strong capacity to pay interest and repay principal and differs from the higher rated issues only by a small degree.

A: This rating indicates a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: This rating indicates an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC: These ratings indicate, on balance, a predominantly speculative capacity of the issuer to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: This rating is reserved for income bonds on which no interest is being paid.

D: This rating indicates debt in default, and payment of interest and/or repayment of principal are in arrears.

The ratings from AA to B may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories, for example A or B+.

Generally, investment-grade debt securities are those rated BBB or better by Standard & Poor's.

                                   APPENDIX B

DESCRIPTION OF FIXED-INCOME INSTRUMENTS

U.S. GOVERNMENT OBLIGATIONS

Securities issued or guaranteed as to principal and interest by the United States government include a variety of Treasury securities, which differ in their interest rates, maturities and times of issuance. Treasury Bills have a maturity of one year or less; Treasury Notes have maturities of one to ten years; and Treasury Bonds can be issued with any maturity period but generally have a maturity of greater than ten years. Agencies of the United States government which issue or guarantee obligations include, among others, the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Government National Mortgage Association, Maritime Administration, Small Business Administration and The Tennessee Valley Authority. Obligations of instrumentalities of the United States government include securities issued or guaranteed by, among others, banks of the Farm Credit System, the Federal National Mortgage Association, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Student Loan Marketing Association, Federal Intermediate Credit Banks, Federal Land Banks, Banks for Cooperatives, and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality.

CERTIFICATES OF DEPOSIT

Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by banks, savings and loan associations or savings banks against funds deposited in the issuing institution.

TIME DEPOSITS

Time deposits are deposits in a bank or other financial institution for a specified period of time at a fixed interest rate for which a negotiable certificate is not received. Certain time deposits may be considered illiquid.

BANKERS' ACCEPTANCE

A bankers' acceptance is a draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

COMMERCIAL PAPER

Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding 270 days.

VARIABLE RATE, FLOATING RATE, OR VARIABLE AMOUNT SECURITIES

Variable rate, floating rate, or variable amount securities are short-term unsecured promissory notes issued by corporations to finance short-term credit needs. These are interest-bearing notes on which the interest rate generally fluctuates on a scheduled basis.

CORPORATE DEBT SECURITIES

Corporate debt securities are debt issued by a corporation that pays interest and principal to the holders at specified times.

ASSET-BACKED SECURITIES

Asset-backed securities are securities which represent an undivided fractional interest in a trust whose assets generally consist of mortgages, motor vehicle retail installment sales contracts, or other consumer-based loans.

PARTICIPATION INTERESTS IN LOANS

A participation interest in a loan entitles the purchaser to receive a portion of principal and interest payments due on a commercial loan extended by a bank to a specified company. The purchaser of such an interest has no recourse against the bank if payments of principal and interest are not made by the borrower and generally relies on the bank to administer and enforce the loan's terms.

INTERNATIONAL ORGANIZATION OBLIGATIONS

International organization obligations include obligations of those organizations designated or supported by U.S. or foreign government agencies to promote economic reconstruction and development, international banking, and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank, and the InterAmerican Development Bank.

CUSTODY RECEIPTS

A Fund may acquire custody receipts in connection with securities issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities. Such custody receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. government, its agencies, authorities or instrumentalities. These custody receipts are known by various names, including Treasury Receipts, Treasury Investors Growth Receipts (TIGRs), and Certificates of Accrual on Treasury Securities (CATS). For certain securities law purposes, custody receipts are not considered U.S. government securities.

PASS-THROUGH SECURITIES

The Funds may invest in mortgage pass-through securities such as Government National Mortgage Association (GNMA) certificates or Federal National Mortgage Association (FNMA) and other mortgage-backed obligations, or modified pass-through securities such as collateralized mortgage obligations issued by various financial institutions. In connection with these investments, early repayment of investment principal arising from prepayments of principal on the underlying mortgage loans due to the sale of the underlying property, the refinancing of the loan, or foreclosure may expose the Fund to a lower rate of return upon reinvestment of the principal. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the mortgage-related security. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the mortgage-related security. Accordingly, it is not possible to accurately predict the average life of a particular pool of pass-through securities. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Therefore, the actual maturity and realized yield on pass-through or modified pass-through mortgage-related securities will vary based upon the prepayment experience of the underlying pool of mortgages. For purposes of calculating the average life of the assets of the relevant Fund, the maturity of each of these securities will be the average life of such securities based on the most recent or estimated annual prepayment rate.

                                   APPENDIX C

PROXY VOTING PROCEDURES

The following is a condensed version of all proxy voting recommendations contained in The ISS Proxy Voting Manual as adopted by the Funds.

1. OPERATIONAL ITEMS

ADJOURN MEETING

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

AMEND QUORUM REQUIREMENTS

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

AMEND MINOR BYLAWS

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

CHANGE COMPANY NAME

Vote FOR proposals to change the corporate name.

CHANGE DATE, TIME, OR LOCATION OF ANNUAL MEETING

Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

RATIFYING AUDITORS

Vote FOR proposals to ratify auditors, unless any of the following apply:

     - An auditor has a financial interest in or association with the company, and is therefore not independent

     -    Fees for non-audit services are excessive, or

     - There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account the tenure of the audit firm, the length of rotation specified in the proposal, any significant audit-related issues at the company, and whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

TRANSACT OTHER BUSINESS

Vote AGAINST proposals to approve other business when it appears as a voting item.

2. BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being WITHHELD. These instances include directors who:

     - Attend less than 75 percent of the board and committee meetings without a valid excuse

     -    Implement or renew a dead-hand or modified dead-hand poison pill

     - Ignore a shareholder proposal that is approved by a majority of the shares outstanding

     - Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

     - Failed to act on takeover offers where the majority of the shareholders tendered their shares

     - Are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees

     - Are inside directors or affiliated outsiders and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees

     - Are audit committee members and the non-audit fees paid to the auditor are excessive.

     - Are inside directors or affiliated outside directors and the full board is less than majority independent

     -    Sit on more than six boards

     - Are members of a compensation committee that has allowed a pay-for-performance disconnect as described in Section 8 (Executive and Director Compensation).

In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to WITHHOLD votes.

AGE LIMITS

Vote AGAINST shareholder or management proposals to limit the tenure of outside directors either through term limits or mandatory retirement ages.

BOARD SIZE

Vote FOR proposals seeking to fix the board size or designate a range for the board size.

Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.

Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to actions, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:

     - The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

     -    Only if the director's legal expenses would be covered.

ESTABLISH/AMEND NOMINEE QUALIFICATIONS

Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

Vote AGAINST shareholder proposals requiring two candidates per board seat.

FILLING VACANCIES/REMOVAL OF DIRECTORS

Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Generally vote FOR shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:

     - Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties

     -    Two-thirds independent board

     -    All-independent key committees

     -    Established governance guidelines

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

OPEN ACCESS

Vote CASE-BY-CASE on shareholder proposals asking for open access taking into account the ownership threshold specified in the proposal and the proponent's rationale for targeting the company in terms of board and director conduct.

STOCK OWNERSHIP REQUIREMENTS

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Vote CASE-BY-CASE shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards), taking into account any stock ownership requirements or holding period/retention ratio already in place and the actual ownership level of executives.

TERM LIMITS

Vote AGAINST shareholder or management proposals to limit the tenure of outside directors either through term limits or mandatory retirement ages.

3. PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors:

     - Long-term financial performance of the target company relative to its industry

     -    Management's track record

     -    Background to the proxy contest

     -    Qualifications of director nominees (both slates)

     - Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

REIMBURSING PROXY SOLICITATION EXPENSES

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows:

In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4. ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER PROPOSALS/NOMINATIONS

Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals that allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

POISON PILLS

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.

Vote FOR shareholder proposals asking that any future pill be put to a shareholder vote.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

5. MERGERS AND CORPORATE RESTRUCTURINGS

APPRAISAL RIGHTS

Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

ASSET PURCHASES

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

     -    Purchase price

     -    Fairness opinion

     -    Financial and strategic benefits

     -    How the deal was negotiated

     -    Conflicts of interest

     -    Other alternatives for the business

     -    Noncompletion risk.

ASSET SALES

Votes on asset sales should be determined on a CASE-BY-CASE basis, considering the following factors:

     -    Impact on the balance sheet/working capital

     -    Potential elimination of diseconomies

     -    Anticipated financial and operating benefits

     -    Anticipated use of funds

     -    Value received for the asset

     -    Fairness opinion

     -    How the deal was negotiated

     -    Conflicts of interest.

BUNDLED PROPOSALS

Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals.

In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

CONVERSION OF SECURITIES

Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

CORPORATE REORGANIZATION/DEBT RESTRUCTURING/PREPACKAGED BANKRUPTCY PLANS/REVERSE LEVERAGED BUYOUTS/WRAP PLANS

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

     -    Dilution to existing shareholders' position

     -    Terms of the offer

     -    Financial issues

     -    Management's efforts to pursue other alternatives

     -    Control issues

     -    Conflicts of interest.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

FORMATION OF HOLDING COMPANY

Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:

     -    The reasons for the change

     -    Any financial or tax benefits

     -    Regulatory benefits

     -    Increases in capital structure

     -    Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

     - Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure model

     -    Adverse changes in shareholder rights

GOING PRIVATE TRANSACTIONS (LBOS AND MINORITY SQUEEZEOUTS)

Vote going private transactions on a CASE-BY-CASE basis, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and noncompletion risk.

JOINT VENTURES

Votes CASE-BY-CASE on proposals to form joint ventures, taking into account the following: percentage of assets/business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives, and noncompletion risk.

LIQUIDATIONS

Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

MERGERS AND ACQUISITIONS/ ISSUANCE OF SHARES TO FACILITATE MERGER OR ACQUISITION

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:

     - Prospects of the combined company, anticipated financial and operating benefits

     -    Offer price

     -    Fairness opinion

     -    How the deal was negotiated

     -    Changes in corporate governance

     -    Change in the capital structure

     -    Conflicts of interest.

PRIVATE PLACEMENTS/WARRANTS/CONVERTIBLE DEBENTURES

Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review: dilution to existing shareholders' position, terms of the offer, financial issues, management's efforts to pursue other alternatives, control issues, and conflicts of interest.

Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

SPINOFFS

Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on:

     -    Tax and regulatory advantages

     -    Planned use of the sale proceeds

     -    Valuation of spinoff

     -    Fairness opinion

     -    Benefits to the parent company

     -    Conflicts of interest

     -    Managerial incentives

     -    Corporate governance changes

     -    Changes in the capital structure.

VALUE MAXIMIZATION PROPOSALS

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution, and whether company is actively exploring its strategic options, including retaining a financial advisor.

6. STATE OF INCORPORATION

CONTROL SHARE ACQUISITION PROVISIONS

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

CONTROL SHARE CASHOUT PROVISIONS

Vote FOR proposals to opt out of control share cashout statutes.

DISGORGEMENT PROVISIONS

Vote FOR proposals to opt out of state disgorgement provisions.

FAIR PRICE PROVISIONS

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

FREEZEOUT PROVISIONS

Vote FOR proposals to opt out of state freezeout provisions.

GREENMAIL

Vote FOR proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

STAKEHOLDER PROVISIONS

Vote AGAINST proposals that ask the board to consider nonshareholder constituencies or other nonfinancial effects when evaluating a merger or business combination.

STATE ANTITAKEOVER STATUTES

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

7. CAPITAL STRUCTURE

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

Vote FOR management proposals to reduce the par value of common stock.

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

     - It is intended for financing purposes with minimal or no dilution to current shareholders

     - It is not designed to preserve the voting power of an insider or significant shareholder

ISSUE STOCK FOR USE WITH RIGHTS PLAN

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

PREEMPTIVE RIGHTS

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

PREFERRED STOCK

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

RECAPITALIZATION

Votes CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.

REVERSE STOCK SPLITS

Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote FOR management proposals to implement a reverse stock split to avoid delisting.

Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

SHARE REPURCHASE PROGRAMS

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

TRACKING STOCK

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.

8. EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to equity-based compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to plan participants, adjusted for:

     - Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index),

     -    Cash compensation, and

     -    Categorization of the company as emerging, growth, or mature.

These adjustments are pegged to market capitalization.

Vote AGAINST plans that expressly permit the repricing of underwater stock options without shareholder approval.

Generally vote AGAINST plans in which the CEO participates if there is a disconnect between the CEO's pay and company performance (an increase in pay and a decrease in performance) and the main source of the pay increase (over half) is equity-based. A decrease in performance is based on negative one- and three-year total shareholder returns. An increase in pay is based on the CEO's total direct compensation (salary, cash bonus, present value of stock options, face value of restricted stock, face value of long-term incentive plan payouts, and all other compensation) increasing over the previous year. Also WITHHOLD votes from the Compensation Committee members.

DIRECTOR COMPENSATION

Votes on compensation plans for directors are determined on a CASE-BY-CASE basis, using a proprietary, quantitative model developed by ISS.

STOCK PLANS IN LIEU OF CASH

Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.

Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.

Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

DIRECTOR RETIREMENT PLANS

Vote AGAINST retirement plans for nonemployee directors.

Vote FOR shareholder proposals to eliminate retirement plans for nonemployee directors.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

     -    Historic trading patterns

     -    Rationale for the repricing

     -    Value-for-value exchange

     -    Option vesting

     -    Term of the option

     -    Exercise price

     -    Participation.

EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

     -    Purchase price is at least 85 percent of fair market value

     -    Offering period is 27 months or less, and

     - The number of shares allocated to the plan is ten percent or less of the outstanding shares

Vote AGAINST employee stock purchase plans where any of the following apply:

     -    Purchase price is less than 85 percent of fair market value, or

     -    Offering period is greater than 27 months, or

     - The number of shares allocated to the plan is more than ten percent of the outstanding shares

INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS (OBRA-RELATED COMPENSATION PROPOSALS)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(K) EMPLOYEE BENEFIT PLANS

Vote FOR proposals to implement a 401(k) savings plan for employees.

SHAREHOLDER PROPOSALS REGARDING EXECUTIVE AND DIRECTOR PAY

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

OPTION EXPENSING

Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

PERFORMANCE-BASED STOCK OPTIONS

Generally vote FOR shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance-vested options), unless:

     - The proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options)

     - The company demonstrates that it is using a substantial portion of performance-based awards for its top executives

GOLDEN PARACHUTES AND EXECUTIVE SEVERANCE AGREEMENTS

Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include the following:

     - The parachute should be less attractive than an ongoing employment opportunity with the firm

     -    The triggering mechanism should be beyond the control of management

     - The amount should not exceed three times base salary plus guaranteed benefits

PENSION PLAN INCOME ACCOUNTING

Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLANS (SERPS)

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

9. SOCIAL AND ENVIRONMENTAL ISSUES

CONSUMER ISSUES AND PUBLIC SAFETY

ANIMAL RIGHTS

Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account:

     - The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products),

     - The availability and feasibility of alternatives to animal testing to ensure product safety, and

     -    The degree that competitors are using animal-free testing.

Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:

     - The company has already published a set of animal welfare standards and monitors compliance

     - The company's standards are comparable to or better than those of peer firms, and

     - There are no serious controversies surrounding the company's treatment of animals

DRUG PRICING

Vote CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking into account:

     -    Whether the proposal focuses on a specific drug and region

     - Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in terms of reduced profits, lower R&D spending, and harm to competitiveness

     - The extent that reduced prices can be offset through the company's marketing budget without affecting R&D spending

     -    Whether the company already limits price increases of its products

     - Whether the company already contributes life-saving pharmaceuticals to the needy and Third World countries

     -    The extent that peer companies implement price restraints

GENETICALLY MODIFIED FOODS

Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

     - The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution

     - The quality of the company's disclosure on GE product labeling and related voluntary initiatives and how this disclosure compares with peer company disclosure

     - Company's current disclosure on the feasibility of GE product labeling, including information on the related costs

     - Any voluntary labeling initiatives undertaken or considered by the company.

Vote CASE-BY-CASE on proposals asking for the preparation of a report on the financial, legal, and environmental impact of continued use of GE ingredients/seeds.

     - The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution

     - The quality of the company's disclosure on risks related to GE product use and how this disclosure compares with peer company disclosure

     - The percentage of revenue derived from international operations, particularly in Europe, where GE products are more regulated and consumer backlash is more pronounced.

Vote AGAINST proposals seeking a report on the health and environmental effects of genetically modified organisms (GMOs). Health studies of this sort are better undertaken by regulators and the scientific community.

Vote AGAINST proposals to completely phase out GE ingredients from the company's products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company's products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to federal regulators) that outweigh the economic benefits derived from biotechnology.

HANDGUNS

Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

HIV/AIDS

Vote CASE-BY-CASE on requests for reports outlining the impact of the health pandemic (HIV/AIDS, malaria and tuberculosis) on the company's Sub-Saharan operations and how the company is responding to it, taking into account:

     - The nature and size of the company's operations in Sub-Saharan Africa and the number of local employees

     - The company's existing healthcare policies, including benefits and healthcare access for local workers

     -    Company donations to healthcare providers operating in the region

Vote CASE-BY-CASE on proposals asking companies to establish, implement, and report on a standard of response to the HIV/AIDS, tuberculosis and malaria health pandemic in Africa and other developing countries, taking into account:

     - The company's actions in developing countries to address HIV/AIDS, tuberculosis and malaria, including donations of pharmaceuticals and work with public health organizations

     - The company's initiatives in this regard compared to those of peer companies

PREDATORY LENDING

Vote CASE-BY CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:

     - Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices

     - Whether the company has adequately disclosed the financial risks of its subprime business

     - Whether the company has been subject to violations of lending laws or serious lending controversies

     -    Peer companies' policies to prevent abusive lending practices.

TOBACCO

Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

Second-hand smoke:

     -    Whether the company complies with all local ordinances and regulations

     - The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness

     -    The risk of any health-related liabilities.

Advertising to youth:

     - Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations

     - Whether the company has gone as far as peers in restricting advertising

     - Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth

     -    Whether restrictions on marketing to youth extend to foreign countries

Cease production of tobacco-related products or avoid selling products to tobacco companies:

     -    The percentage of the company's business affected

     - The economic loss of eliminating the business versus any potential tobacco-related liabilities.

Spinoff tobacco-related businesses:

     -    The percentage of the company's business affected

     -    The feasibility of a spinoff

     - Potential future liabilities related to the company's tobacco business.

Stronger product warnings:

Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities. Investment in tobacco stocks:

Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

ENVIRONMENT AND ENERGY

ARCTIC NATIONAL WILDLIFE REFUGE

Vote CASE-BY-CASE on reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR), taking into account:

     -    Whether there are publicly available environmental impact reports

     - Whether the company has a poor environmental track record, such as violations of federal and state regulations or accidental spills

     -    The current status of legislation regarding drilling in ANWR.

CERES PRINCIPLES

Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:

     - The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES

     - The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills

     - Environmentally conscious practices of peer companies, including endorsement of CERES

     -    Costs of membership and implementation.

ENVIRONMENTAL-ECONOMIC RISK REPORT

Vote CASE-BY-CASE on proposals requesting reports assessing economic risks of environmental pollution or climate change, taking into account whether the company has clearly disclosed the following in its public documents:

     - Approximate costs of complying with current or proposed environmental laws

     - Steps company is taking to reduce greenhouse gasses or other environmental pollutants

     -    Measurements of the company's emissions levels

     - Reduction targets or goals for environmental pollutants including greenhouse gasses

ENVIRONMENTAL REPORTS

Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

GLOBAL WARMING

Generally vote FOR reports on the level of greenhouse gas emissions from the company's operations and products, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business. However, additional reporting may be warranted if:

     -    The company's level of disclosure lags that of its competitors, or

     - The company has a poor environmental track record, such as violations of federal and state regulations.

RECYCLING

Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

     -    The nature of the company's business and the percentage affected

     -    The extent that peer companies are recycling

     -    The timetable prescribed by the proposal

     -    The costs and methods of implementation

     - Whether the company has a poor environmental track record, such as violations of federal and state regulations.

RENEWABLE ENERGY

Vote CASE-BY-CASE on proposals to invest in renewable energy sources, taking into account:

     -    The nature of the company's business and the percentage affected

     - The extent that peer companies are switching from fossil fuels to cleaner sources

     -    The timetable and specific action prescribed by the proposal

     -    The costs of implementation

     -    The company's initiatives to address climate change

Generally vote FOR requests for reports on the feasibility of developing renewable energy sources, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business.

SUSTAINABILITY REPORT

Generally vote FOR proposals requesting the company to report on its policies and practices related to social, environmental, and economic sustainability, unless the company is already reporting on its sustainability initiatives through existing reports such as:

     - A combination of an EHS or other environmental report, code of conduct, and/or supplier/vendor standards, and equal opportunity and diversity data and programs, all of which are publicly available, or

     - A report based on Global Reporting Initiative (GRI) or similar guidelines.

Vote FOR shareholder proposals asking companies to provide a sustainability report applying the GRI guidelines unless:

     - The company already has a comprehensive sustainability report or equivalent addressing the essential elements of the GRI guidelines or

     - The company has publicly committed to using the GRI format by a specific date

GENERAL CORPORATE ISSUES

LINK EXECUTIVE COMPENSATION TO SOCIAL PERFORMANCE

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

     -    The relevance of the issue to be linked to pay

     - The degree that social performance is already included in the company's pay structure and disclosed

     - The degree that social performance is used by peer companies in setting pay

     - Violations or complaints filed against the company relating to the particular social performance measure

     - Artificial limits sought by the proposal, such as freezing or capping executive pay

     -    Independence of the compensation committee

     -    Current company pay levels.

CHARITABLE/POLITICAL CONTRIBUTIONS

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

     - The company is in compliance with laws governing corporate political activities, and

     - The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to report or publish in newspapers the company's political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements.

Vote AGAINST proposals disallowing the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

LABOR STANDARDS AND HUMAN RIGHTS

CHINA PRINCIPLES

Vote AGAINST proposals to implement the China Principles unless:

     - There are serious controversies surrounding the company's China operations, and

     - The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

COUNTRY-SPECIFIC HUMAN RIGHTS REPORTS

Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:

     -    The nature and amount of company business in that country

     -    The company's workplace code of conduct

     -    Proprietary and confidential information involved

     -    Company compliance with U.S. regulations on investing in the country

     -    Level of peer company involvement in the country.

INTERNATIONAL CODES OF CONDUCT/VENDOR STANDARDS

Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:

     - The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent

     -    Agreements with foreign suppliers to meet certain workplace standards

     -    Whether company and vendor facilities are monitored and how

     -    Company participation in fair labor organizations

     -    Type of business

     -    Proportion of business conducted overseas

     -    Countries of operation with known human rights abuses

     - Whether the company has been recently involved in significant labor and human rights controversies or violations

     -    Peer company standards and practices

     -    Union presence in company's international factories

Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:

     - The company does not operate in countries with significant human rights violations

     -    The company has no recent human rights controversies or violations, or

     - The company already publicly discloses information on its vendor standards compliance.

MACBRIDE PRINCIPLES

Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:

     -    Company compliance with or violations of the Fair Employment Act of
          1989

     - Company antidiscrimination policies that already exceed the legal requirements

     -    The cost and feasibility of adopting all nine principles

     - The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles)

     -    The potential for charges of reverse discrimination

     - The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted

     -    The level of the company's investment in Northern Ireland

     -    The number of company employees in Northern Ireland

     -    The degree that industry peers have adopted the MacBride Principles

     - Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

MILITARY BUSINESS

FOREIGN MILITARY SALES/OFFSETS

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

LANDMINES AND CLUSTER BOMBS

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:

     -    Whether the company has in the past manufactured landmine components

     -    Whether the company's peers have renounced future production

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:

     -    What weapons classifications the proponent views as cluster bombs

     - Whether the company currently or in the past has manufactured cluster bombs or their components

     -    The percentage of revenue derived from cluster bomb manufacturing

     -    Whether the company's peers have renounced future production

NUCLEAR WEAPONS

Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

OPERATIONS IN NATIONS SPONSORING TERRORISM (IRAN)

Vote CASE-BY-CASE on requests for a board committee review and report outlining the company's financial and reputational risks from its operations in Iran, taking into account current disclosure on:

     - The nature and purpose of the Iranian operations and the amount of business involved (direct and indirect revenues and expenses) that could be affected by political disruption

     -    Compliance with U.S. sanctions and laws

Spaced-Based Weaponization

Generally vote FOR reports on a company's involvement in spaced-based weaponization unless:

     -    The information is already publicly available or

     -    The disclosures sought could compromise proprietary information.

WORKPLACE DIVERSITY

BOARD DIVERSITY

Generally vote FOR reports on the company's efforts to diversify the board, unless:

     - The board composition is reasonably inclusive in relation to companies of similar size and business or

     - The board already reports on its nominating procedures and diversity initiatives.

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

     -    The degree of board diversity

     -    Comparison with peer companies

     -    Established process for improving board diversity

     -    Existence of independent nominating committee

     -    Use of outside search firm

     -    History of EEO violations.

EQUAL EMPLOYMENT OPPORTUNITY (EEO)

Generally vote FOR reports outlining the company's affirmative action initiatives unless all of the following apply:

     -    The company has well-documented equal opportunity programs

     - The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

     -    The company has no recent EEO-related violations or litigation.

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

GLASS CEILING

Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:

     -    The composition of senior management and the board is fairly inclusive

     - The company has well-documented programs addressing diversity initiatives and leadership development

     - The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

     - The company has had no recent, significant EEO-related violations or litigation

SEXUAL ORIENTATION

Vote FOR proposals seeking to amend a company's EEO statement in order to prohibit discrimination based on sexual orientation, unless the change would result in excessive costs for the company.

Vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefits decisions should be left to the discretion of the company.

                                   APPENDIX D

                          TRANSAMERICA INVESTORS, INC.
                          PORTFOLIO MANAGER INFORMATION

AS OF DECEMBER 31, 2006:

NAME OF FUND: TRANSAMERICA PREMIER BALANCED FUND

                                               NUMBER OF    NUMBER     POOLED    NUMBER OF    NUMBER     OTHER      NUMBER OF
                    NUMBER OF   REGISTERED   PERFORMANCE-     OF     ACCOUNTS/  PERFORMANCE     OF     ACCOUNTS/  PERFORMANCE-
   PORTFOLIO       REGISTERED    ACCOUNTS/       BASED      POOLED     TOTAL       -BASED      OTHER     TOTAL        BASED
    MANAGER         ACCOUNTS   TOTAL ASSETS    ACCOUNTS    ACCOUNTS    ASSETS     ACCOUNTS   ACCOUNTS    ASSETS     ACCOUNTS
   ---------       ----------  ------------  ------------  --------  ---------  -----------  --------  ---------  ------------
Gary U. Rolle*          8        $  6.0 B          0            0        $0          0          42       $2.7 B         0
Derek S. Brown          5        $733.6 M          0            0        $0          0          16       $2.0 B         0
Heidi Y. Hu**           6        $622.6 M          0            0        $0          0          25       $2.4 B         0

*    Beneficially owned $7,504,869.22 in Transamerica Premier Balanced Fund

**   Beneficially owned $143,755.83 in Transamerica Premier Balanced Fund

NAME OF FUND: TRANSAMERICA PREMIER CASH RESERVE FUND

                                               NUMBER OF    NUMBER     POOLED    NUMBER OF    NUMBER     OTHER      NUMBER OF
                    NUMBER OF   REGISTERED   PERFORMANCE-     OF     ACCOUNTS/  PERFORMANCE     OF     ACCOUNTS/  PERFORMANCE-
   PORTFOLIO       REGISTERED    ACCOUNTS/       BASED      POOLED     TOTAL       -BASED      OTHER     TOTAL        BASED
    MANAGER         ACCOUNTS   TOTAL ASSETS    ACCOUNTS    ACCOUNTS    ASSETS     ACCOUNTS   ACCOUNTS    ASSETS     ACCOUNTS
   ---------       ----------  ------------  ------------  --------  ---------  -----------  --------  ---------  ------------
Greg D. Haendel         9        $  1.5 B          0           0         $0          0          17      $  2.1 B       0
Patty Arrieta-
   Morales              2        $708.3 M          0          00         $0          0           3      $168.0 M       0

NAME OF FUND: TRANSAMERICA PREMIER DIVERSIFIED EQUITY FUND

                                               NUMBER OF    NUMBER     POOLED    NUMBER OF    NUMBER       OTHER       NUMBER OF
                    NUMBER OF   REGISTERED   PERFORMANCE-     OF     ACCOUNTS/  PERFORMANCE     OF       ACCOUNTS/   PERFORMANCE-
   PORTFOLIO       REGISTERED    ACCOUNTS/       BASED      POOLED     TOTAL       -BASED      OTHER       TOTAL         BASED
    MANAGER         ACCOUNTS   TOTAL ASSETS    ACCOUNTS    ACCOUNTS    ASSETS     ACCOUNTS   ACCOUNTS      ASSETS      ACCOUNTS
   ---------       ----------  ------------  ------------  --------  ---------  -----------  --------  ------------  ------------
Gary U. Rolle*          8      $6.0 billion        0           0         $0          0          42     $2.7 billion        0
Geoffrey I.
Edelstein               0         0                0           0         $0          0          19     $114.8 M            0

*    Beneficially owned $2,021,703.20 in Transamerica Premier Diversified Equity
     Fund

NAME OF FUND: TRANSAMERICA PREMIER EQUITY FUND

                                               NUMBER OF    NUMBER     POOLED    NUMBER OF    NUMBER     OTHER      NUMBER OF
                    NUMBER OF   REGISTERED   PERFORMANCE-     OF     ACCOUNTS/  PERFORMANCE     OF     ACCOUNTS/  PERFORMANCE-
   PORTFOLIO       REGISTERED    ACCOUNTS/       BASED      POOLED     TOTAL       -BASED      OTHER     TOTAL        BASED
    MANAGER         ACCOUNTS   TOTAL ASSETS    ACCOUNTS    ACCOUNTS    ASSETS     ACCOUNTS   ACCOUNTS    ASSETS     ACCOUNTS
   ---------       ----------  ------------  ------------  --------  ---------  -----------  --------  ---------  ------------
Gary U. Rolle*          8         $6.0 B          0            0         $0          0          42       $2.7 B        0

*    Beneficially owned $212,517.05 in Transamerica Premier Equity Fund.

NAME OF FUND: TRANSAMERICA PREMIER FOCUS FUND

                                               NUMBER OF    NUMBER     POOLED    NUMBER OF    NUMBER     OTHER      NUMBER OF
                    NUMBER OF   REGISTERED   PERFORMANCE-     OF     ACCOUNTS/  PERFORMANCE     OF     ACCOUNTS/  PERFORMANCE-
   PORTFOLIO       REGISTERED    ACCOUNTS/       BASED      POOLED     TOTAL       -BASED      OTHER     TOTAL        BASED
    MANAGER         ACCOUNTS   TOTAL ASSETS    ACCOUNTS    ACCOUNTS    ASSETS     ACCOUNTS   ACCOUNTS    ASSETS     ACCOUNTS
   ---------       ----------  ------------  ------------  --------  ---------  -----------  --------  ---------  ------------
Edward S. Han           2        $429.7 M         0            0         $0          0           3      $451.8 M       0
Kirk J. Kim             4        $934 M           0            0         $0          0           4      $1.1 B         0
Gregory S.
   Weirick*             4        $186.4 M         0            0         $0          0          46      $905.1 M       0
Joshua D. Shaskan       5        $438 M           0            0         $0          0          24      $149.0 M       0


*    Beneficially owned $89,836.26 in Transamerica Premier Focus Fund

NAME OF FUND: TRANSAMERICA PREMIER GROWTH OPPORTUNITIES FUND

                                               NUMBER OF    NUMBER     POOLED    NUMBER OF    NUMBER     OTHER      NUMBER OF
                    NUMBER OF   REGISTERED   PERFORMANCE-     OF     ACCOUNTS/  PERFORMANCE     OF     ACCOUNTS/  PERFORMANCE-
   PORTFOLIO       REGISTERED    ACCOUNTS/       BASED      POOLED     TOTAL       -BASED      OTHER     TOTAL        BASED
    MANAGER         ACCOUNTS   TOTAL ASSETS    ACCOUNTS    ACCOUNTS    ASSETS     ACCOUNTS   ACCOUNTS    ASSETS     ACCOUNTS
   ---------       ----------  ------------  ------------  --------  ---------  -----------  --------  ---------  ------------
Edward S. Han*          2        $429.7 M          0           0         0           0           3      $451.8 M       0
John J. Huber           2        $423.8 M          0           0         0           0           5      $225.1 M       0

*    Beneficially owned $5,449.91 in Transamerica Premier Growth Opportunities
     Fund.

NAME OF FUND: TRANSAMERICA PREMIER HIGH YIELD BOND FUND

                                               NUMBER OF    NUMBER     POOLED    NUMBER OF    NUMBER     OTHER      NUMBER OF
                    NUMBER OF   REGISTERED   PERFORMANCE-     OF     ACCOUNTS/  PERFORMANCE     OF     ACCOUNTS/  PERFORMANCE-
   PORTFOLIO       REGISTERED    ACCOUNTS/       BASED      POOLED     TOTAL       -BASED      OTHER     TOTAL        BASED
    MANAGER         ACCOUNTS   TOTAL ASSETS    ACCOUNTS    ACCOUNTS    ASSETS     ACCOUNTS   ACCOUNTS    ASSETS     ACCOUNTS
   ---------       ----------  ------------  ------------  --------  ---------  -----------  --------  ---------  ------------
Brian W.
   Westhoff             2         $124.6 M        0            0         $0          0           1      $  7.8 M        0
Scott L. Dinsdale       0              0          0            0         $0          0           0           0          0
Peter O. Lopez*         2         $124.6 M        0            0         $0          0           3      $116.0 M        0

*    Beneficially owned $45,849.34 in Transamerica Premier High Yield Bond Fund

NAME OF FUND: TRANSAMERICA PREMIER INSTITUTIONAL BOND FUND

                                               NUMBER OF    NUMBER     POOLED    NUMBER OF    NUMBER     OTHER      NUMBER OF
                    NUMBER OF   REGISTERED   PERFORMANCE-     OF     ACCOUNTS/  PERFORMANCE     OF     ACCOUNTS/  PERFORMANCE-
   PORTFOLIO       REGISTERED    ACCOUNTS/       BASED      POOLED     TOTAL       -BASED      OTHER     TOTAL        BASED
    MANAGER         ACCOUNTS   TOTAL ASSETS    ACCOUNTS    ACCOUNTS    ASSETS     ACCOUNTS   ACCOUNTS    ASSETS     ACCOUNTS
   ---------       ----------  ------------  ------------  --------  ---------  -----------  --------  ---------  ------------
Derek S. Brown          5        $733.6 M          0           0         $0          0          16       $2 B          0
Heidi Y. Hu             6        $622.6 M          0           0         $0          0          25       $2.4 B        0

NAME OF FUND: TRANSAMERICA PREMIER INSTITUTIONAL DIVERSIFIED EQUITY

                                               NUMBER OF    NUMBER     POOLED    NUMBER OF    NUMBER     OTHER      NUMBER OF
                    NUMBER OF   REGISTERED   PERFORMANCE-     OF     ACCOUNTS/  PERFORMANCE     OF     ACCOUNTS/  PERFORMANCE-
   PORTFOLIO       REGISTERED    ACCOUNTS/       BASED      POOLED     TOTAL       -BASED      OTHER     TOTAL        BASED
    MANAGER         ACCOUNTS   TOTAL ASSETS    ACCOUNTS    ACCOUNTS    ASSETS     ACCOUNTS   ACCOUNTS    ASSETS     ACCOUNTS
   ---------       ----------  ------------  ------------  --------  ---------  -----------  --------  ---------  ------------
Gary U. Rolle           8         $6.0 B           0           0         $0          0          42      $2.7 B         0
Geoffrey I.
   Edelstein            0            0             0           0         $0          0          19      $114.8 M       0

NAME OF FUND: TRANSAMERICA PREMIER INSTITUTIONAL EQUITY

                                               NUMBER OF    NUMBER     POOLED    NUMBER OF    NUMBER       OTHER       NUMBER OF
                    NUMBER OF   REGISTERED   PERFORMANCE-     OF     ACCOUNTS/  PERFORMANCE     OF       ACCOUNTS/   PERFORMANCE-
   PORTFOLIO       REGISTERED    ACCOUNTS/       BASED      POOLED     TOTAL       -BASED      OTHER       TOTAL         BASED
    MANAGER         ACCOUNTS   TOTAL ASSETS    ACCOUNTS    ACCOUNTS    ASSETS     ACCOUNTS   ACCOUNTS      ASSETS      ACCOUNTS
   ---------       ----------  ------------  ------------  --------  ---------  -----------  --------  ------------  ------------
Gary U. Rolle           8      $6.0 billion       0            0         $0          0          42     $2.7 billion        0

NAME OF FUND: TRANSAMERICA PREMIER INSTITUTIONAL SMALL CAP VALUE FUND

                                               NUMBER OF    NUMBER     POOLED    NUMBER OF    NUMBER     OTHER      NUMBER OF
                    NUMBER OF   REGISTERED   PERFORMANCE-     OF     ACCOUNTS/  PERFORMANCE     OF     ACCOUNTS/  PERFORMANCE-
   PORTFOLIO       REGISTERED    ACCOUNTS/       BASED      POOLED     TOTAL       -BASED      OTHER     TOTAL        BASED
    MANAGER         ACCOUNTS   TOTAL ASSETS    ACCOUNTS    ACCOUNTS    ASSETS     ACCOUNTS   ACCOUNTS    ASSETS     ACCOUNTS
   ---------       ----------  ------------  ------------  --------  ---------  -----------  --------  ---------  ------------
Michelle E.
   Stevens              2         $1.1 B           0           0         $0          0           3      $25.0 M         0

As of December 31, 2006, there are no material conflicts of interest between the investment strategy of the Funds and the investment strategy of other accounts managed by portfolio managers. Allocation of investment opportunities among the Funds and other accounts managed by the portfolio managers are allocated pro rata to every account participating in an order. This ensures all accounts are treated equally from order initiation through full execution.

As of December 31, 2006, regular, full-time portfolio managers with a minimum one year portfolio management track record in the employment of TIM as of the beginning of a Plan Year are eligible to participate in an incentive compensation plan (the "Plan") for that Plan Year. For purposes of determining the level of incentive compensation potential, track records are based on full years of portfolio management for TIM. Therefore, for example, should an eligible participant hold a one-and-a-half year track record, the eligible incentive compensation would be based on the manager's one year relative ranking.

At TIM, individual portfolio managers may manage multiple accounts for multiple clients. In addition to the sub-advisory management of the Fund, TIM manages separate accounts for institutions and individuals. TIM manges potential conflicts between accounts through its allocation policies and procedures, internal review processes and oversight by senior situtions where two or more accounts participate in investment decisions involving the same securities using procedures that it considers to be fair and equitable.

TIM portfolio managers, including the members of the executive team, are remunerated with a combination of base salary, performance-based bonus, and profit sharing or ownership interest. The overall compensation structure is reviewed annually for market competitiveness with an objective of offering compensation structure above the median as compared to our industry peers.

For purposes of determining the level of performance-based compensation, potential track records (pre-tax) are based on full years of portfolio management for TIM. There are two weighted components taken into consideration for determining maximum incentive compensation amounts. These total 100% and consist of an objective and subjective components as further described below:

     - 80% OBJECTIVE - portfolio performance based calculation; based upon relative rankings of track record and return formula criteria. A portion of the objective component is necessarily subjective taking such items as co-multi-management responsibilities; portfolio performance upon assignment; length of time managing portfolio, customized client benchmarks, etc. into account in determining the portfolio manager's relative ranking. The Management Committee, at is discretion, determines the criteria to be uased for evaluating how the rankings are determined for each portfolio manager under this objective component.

     - 20% SUBJECTIVE - based upon additional contributions to the firm as a whole and consistent with responsbilities identified on position descriptions, for example, general research contribution, behavioral competencies (e.g. team contributions; decision making capabilities; work ethic) quality of investment ideas, managerial duties outside of core responsibility, as determined by Senior Management.

Key investment personnel have ownership interests in TIM and are evaluated on an annual basis to determine additional allocations of ownership interest. Such interests entitle the owner to quarterly distribution of profits as well as certain liquidity features. The interests effectively vest over a determined time period so as to provide a retention incentive. This ownership feature is intended to create both stability and an entrepreneurial atmosphere at TIM.

The method used to determine the compensation for a portfolio manager is the same for all accounts managed by that portfolio manager.

     MAXIMUM BONUS POTENTIALS (80% + 20%):

TRACK RECORD    TARGET BONUS
------------    ------------
<3              Up to 75% base comp.
3-4             Up to 100% base comp.
5-9             Up to 150% base comp.
10-14           Up to 200% base comp
15 and beyond   Up to 300% base comp.

RETURN FORMULAS AND RELATIVE RANKINGS (80% OF TARGET BONUS):

RANKINGS (BASED ON 80% OBJECTIVE TRACK RECORD COMPONENT ONLY):

     Top Decile      = 100% of available component
     Top Quartile = The difference between 100% and the actual % ranking Second Quartile = The difference between 100% and the actual % ranking Third Quartile = The difference between 100% and the actual % ranking Fourth Quartile = 0% of available component

     Example: Should the ranking equal 24% (top quartile), then the formula would be 100%-24% = 76% of available component

RETURN FORMULAS:

The following return formulas represent the calculations used to determine the amount available for the objective component of the bonus a portfolio manager is eligible to earn based upon his/her track record. Some track records are weighted more heavily than others as noted below:

** The 20% subjective component must be subtracted from the total amount eligible below given the maximum potential opportunity stated includes the 20% subjective component:

     -    1 YEAR RANK WILL BE CALCULATED ON THE ONE YEAR TOTAL RETURNS AS
          FOLLOWS:

          3/3 (100%) of 75% opportunity = the one year relative rank versus peer universe and appropriate benchmark

          (e.g. composites).

     - 2 YEAR RANK WILL BE CALCULATED ON THE ONE YEAR AND TWO YEAR TOTAL RETURNS AS FOLLOWS:

          1/3 (33.33%) of 75% = the one year relative rank versus peer universe and appropriate benchmark

          (e.g. composites).

          2/3 (66.67%) of 75% = the two year relative rank versus peer universe and appropriate benchmark.

     - 3 YEAR RANK WILL BE CALCULATED BASED ON THE ONE AND THREE YEAR TOTAL RETURNS AS FOLLOWS:

          1/3 (33.33%) of 100% = the one year relative rank versus peer universe and appropriate benchmark (e.g. composites).

          2/3 (66.67%) of 100% = the three year relative rank versus peer universe and appropriate benchmark.

As set forth in the schedule of maximum bonus potential above, once an employee has a full five year track record, then his/her bonus opportunity will increase at each full five-year increment as follows:

     - FIVE YEAR = additional 50% of base added to target pool and directly related to 5-year relative rank versus peer universe and appropriate benchmark. Maximum potential bonus opportunity = 150% of base

     - TEN YEAR = additional 50% of base added to target pool and directly related to 10- year relative rank versus peer universe and appropriate benchmark. Maximum potential bonus opportunity = 200% of base

     - FIFTEEN YEAR = additional 100% of base added to target pool and directly related to 15-year relative rank versus peer universe and appropriate benchmark. Maximum potential bonus opportunity = 300% of base.